                            REGISTRATION NOs. 2-89971
                                              811-3990
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM N-1A
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   [_]
                      PRE-EFFECTIVE AMENDMENT NO. ___
                       POST-EFFECTIVE AMENDMENT NO. 25               [X]
                                     AND/OR
               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                   ACT OF 1940
               AMENDMENT NO. 26                                      [X]

                      NORTHWESTERN MUTUAL SERIES FUND, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                            720 EAST WISCONSIN AVENUE
                           MILWAUKEE, WISCONSIN 53202
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (414) 271-1444
                         (REGISTRANT'S TELEPHONE NUMBER)

                         MERRILL C. LUNDBERG, SECRETARY
                            720 EAST WISCONSIN AVENUE
                           MILWAUKEE, WISCONSIN 53202
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)


IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

     [_]  IMMEDIATELY UPON FILING PURSUANT TO PARAGRAPH (b)
     [X]  ON April 30, 2004 PURSUANT TO PARAGRAPH (b)
     [_]  60 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(1)
     [_]  ON (DATE) PURSUANT TO PARAGRAPH (a)(1)
     [_]  75 DAYS AFTER FILING PURSUANT TO PARAGRAPH (a)(2)
     [_]  ON (DATE) PURSUANT TO PARAGRAPH (a)(2) OF RULE 485
     [_] THIS POST-EFFECTIVE AMENDMENT DESIGNATES A NEW EFFECTIVE DATE FOR A PREVIOUSLY FILED POST-EFFECTIVE AMENDMENT.

================================================================================

[LOGO] Northwestern Mutual

--------------------------------------------------------------------------------
                     NORTHWESTERN MUTUAL SERIES FUND, INC.

                        A Series Fund Offering Eighteen Portfolios

                        SMALL CAP GROWTH STOCK PORTFOLIO

                        T. ROWE PRICE SMALL CAP VALUE PORTFOLIO

                        AGGRESSIVE GROWTH STOCK PORTFOLIO

                        INTERNATIONAL GROWTH PORTFOLIO

                        FRANKLIN TEMPLETON INTERNATIONAL EQUITY PORTFOLIO

                        ALLIANCEBERNSTEIN MID CAP VALUE PORTFOLIO

                        INDEX 400 STOCK PORTFOLIO

                        JANUS CAPITAL APPRECIATION PORTFOLIO

                        GROWTH STOCK PORTFOLIO

                        LARGE CAP CORE STOCK PORTFOLIO

                        CAPITAL GUARDIAN DOMESTIC EQUITY PORTFOLIO

                        T. ROWE PRICE EQUITY INCOME PORTFOLIO

                        INDEX 500 STOCK PORTFOLIO

                        ASSET ALLOCATION PORTFOLIO

                        BALANCED PORTFOLIO

                        HIGH YIELD BOND PORTFOLIO

                        SELECT BOND PORTFOLIO

                        MONEY MARKET PORTFOLIO

--------------------------------------------------------------------------------
Shares of the Portfolios are offered only for funding variable annuity contracts and variable life insurance policies offered by The Northwestern Mutual Life Insurance Company. Variable annuity contracts or variable life insurance policies are described in the separate prospectus to which this prospectus for the Fund is attached.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                                                                 April 30, 2004

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL INFORMATION.
CONTENTS

                                                               Page
                                                               ----
             Summary..........................................   2
             Investment Objectives and Strategies.............   2
             Main Risks.......................................   3
             Performance......................................   6
             Fees and Expenses of the Portfolios..............  14
             Other Account Performance........................  16
             Investment Objectives, Strategies and Risks......  19
             Small Cap Growth Stock Portfolio.................  19
             T. Rowe Price Small Cap Value Portfolio..........  19
             Aggressive Growth Stock Portfolio................  20
             International Growth Portfolio...................  20
             Franklin Templeton International Equity Portfolio  21
             AllianceBernstein Mid Cap Value Portfolio........  21
             Index 400 Stock Portfolio........................  22
             Janus Capital Appreciation Portfolio.............  22
             Growth Stock Portfolio...........................  23
             Large Cap Core Stock Portfolio...................  23



                                                            Page
                                                            ----
                Capital Guardian Domestic Equity Portfolio.  24
                T. Rowe Price Equity Income Portfolio......  24
                Index 500 Stock Portfolio..................  25
                Asset Allocation Portfolio.................  25
                Balanced Portfolio.........................  26
                High Yield Bond Portfolio..................  26
                Select Bond Portfolio......................  27
                Money Market Portfolio.....................  28
                Management of the Fund.....................  29
                Portfolio Managers.........................  29
                Investment Advisory Fees and Other Expenses  30
                Pending Legal Matters......................  31
                Taxes and Dividends........................  34
                Offering and Redemption of Shares..........  35
                Financial Highlights.......................  36
                Glossary of Investment Terms...............  39


--------------------------------------------------------------------------------

SUMMARY

Northwestern Mutual Series Fund, Inc. ("Fund") is composed of eighteen Portfolios which operate as separate mutual funds. This section gives you an overview of the investment objectives and strategies for each of the Portfolios. The summary concludes with an identification of the main risks and performance information for all of the Portfolios. More detailed information follows this summary.

Investment Objectives and Strategies

Small Cap Growth Stock Portfolio The investment objective of the Small Cap Growth Stock Portfolio is long-term growth of capital. The Portfolio will seek to achieve this objective primarily by investing in the equity securities of small companies selected for their growth potential.

T. Rowe Price Small Cap Value Portfolio The investment objective of the T. Rowe Price Small Cap Value Portfolio is long-term growth of capital. The Portfolio seeks to achieve this objective primarily by investing in the equity securities of small companies that are believed to be undervalued.

Aggressive Growth Stock Portfolio The investment objective of the Aggressive Growth Stock Portfolio is to achieve long-term growth of capital. The Portfolio seeks to achieve this objective primarily by investing in the equity securities of companies selected for their growth potential.

International Growth Portfolio The investment objective of the International Growth Portfolio is long-term growth of capital. The Portfolio seeks to achieve this objective primarily by investing in the equity securities of issuers from countries outside the United States ("U.S.") selected for their growth potential.

Franklin Templeton International Equity Portfolio The investment objective of the Franklin Templeton International Equity Portfolio is long-term growth of capital. The Portfolio seeks to achieve this objective primarily by investing in the equity securities of issuers from countries outside the U.S. that are believed to be undervalued.

AllianceBernstein Mid Cap Value Portfolio The primary investment objective of the AllianceBernstein Mid Cap Value Portfolio is long-term growth of capital. Current income is a secondary objective. The Portfolio pursues these objectives by investing primarily in the equity securities of mid-sized companies that are believed to be undervalued.

Index 400 Stock Portfolio The investment objective of the Index 400 Stock Portfolio is to achieve investment results that approximate the performance of the Standard & Poor's Mid Cap 400 Index ("S&P MidCap 400 Index"). The Portfolio will attempt to meet this objective by investing in stocks included in the S&P MidCap 400 Index.

Janus Capital Appreciation Portfolio The investment objective of the Janus Capital Appreciation Portfolio is long-term growth of capital. The Portfolio will seek to achieve this objective primarily by investing in equity securities selected for their growth potential.

Growth Stock Portfolio The primary investment objective of the Growth Stock Portfolio is long-term growth of capital. A secondary objective is to seek current income. The Portfolio

Northwestern Mutual Series Fund, Inc. Prospectus seeks to achieve these objectives primarily by investing in the equity securities of companies that are selected for their growth potential.

Large Cap Core Stock Portfolio The investment objectives of the Large Cap Core Stock Portfolio are long-term growth of capital and income. The Portfolio seeks to achieve these objectives by investing primarily in the equity securities of large capitalization companies.

Capital Guardian Domestic Equity Portfolio The investment objectives of the Capital Guardian Domestic Equity Portfolio are long-term growth of capital and income. The Portfolio seeks to achieve these objectives by investing primarily in the equity securities of U.S. issuers that are believed to be undervalued.


T. Rowe Price Equity Income Portfolio The investment objectives of the T. Rowe Price Equity Income Portfolio are long-term growth of capital and income. The Portfolio seeks to achieve these objectives through investment in the common stock of established companies.


Index 500 Stock Portfolio The investment objective of the Index 500 Stock Portfolio is to achieve investment results that approximate the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The Portfolio attempts to meet this objective by investing in stocks included in the S&P 500 Index.

Asset Allocation Portfolio The investment objective of the Asset Allocation Portfolio is to realize as high a level of total return as is consistent with reasonable investment risk. The Portfolio will follow a flexible policy for allocating assets among equity securities, debt investments, and cash or cash equivalents. Equity securities may include foreign stocks and debt investments may include non-investment grade obligations.

Balanced Portfolio The investment objective of the Balanced Portfolio is to realize as high a level of total return as is consistent with prudent investment risk. The assets of the Balanced Portfolio will be invested in the stock, bond and money market sectors as described for the Index 500 Stock, Select Bond and Money Market Portfolios. The mix of investments among the three market sectors will be adjusted continuously.

High Yield Bond Portfolio The investment objective of the High Yield Bond Portfolio is to achieve high current income and capital appreciation. The Portfolio invests primarily in debt securities that are rated below investment grade by at least one major rating agency. High yield debt securities are often called "junk bonds".

Select Bond Portfolio The primary investment objective of the Select Bond Portfolio is to realize as high a level of total return as is consistent with prudent investment risk. A secondary objective is to seek preservation of shareholders' capital. The Select Bond Portfolio's assets are invested primarily in debt securities that are rated investment grade by at least one major rating agency.

Money Market Portfolio The investment objective of the Money Market Portfolio is to realize maximum current income consistent with liquidity and stability of capital. The assets of the Portfolio are invested in money market instruments and other debt investments with maturities not exceeding 397 days.

Main Risks

All investments present some risk and loss of money is a risk of investing in each Portfolio. The eighteen Portfolios present varying amounts of risk depending on the types of securities in which the Portfolio invests and the investment strategies it uses. In this prospectus we have listed the Portfolios in the sequence that we think reflects the relative risk they present. The Small Cap Growth Stock Portfolio presents the most investment risk. The Money Market Portfolio presents less investment risk than any of the others. The following summarizes important risks that apply to the Portfolios and may result in a loss of your investment. None of the Portfolios should be relied upon as a complete investment program. There can be no assurance that a Portfolio will achieve its investment objective.

Risks for Stocks Stock prices have historically outperformed other asset classes over the long term, but stock prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the stock market as a whole. Each of the Portfolios (except the Money Market Portfolio) has express authority to invest at least part of its assets in stocks. Investors in the Portfolios will incur some or all of the risks associated with stocks to the extent that the assets are so invested.

Growth Stocks are typically priced higher than other stocks, in relation to earnings and other measures, because investors believe they have more appreciation potential. This potential may or may not be realized and growth stock prices tend to fluctuate more dramatically than the overall stock market. These risks for growth stocks are presented most clearly by the operations of the Small Cap Growth Stock, Aggressive Growth Stock, International Growth, Index 400 Stock, Janus Capital Appreciation, Growth Stock, Large Cap Core Stock and Index 500 Stock Portfolios. These risks may also affect the performance of the other Portfolios that invest in stocks.

Value Stocks are selected because they seem attractively priced. The main risks are that the price for a stock may turn out to have been too high, or the market may not recognize the real value of the stock. The risks for value stocks are presented most clearly by the operations of the T. Rowe Price Small Cap Value, Franklin Templeton International Equity, AllianceBernstein Mid Cap Value, Index 400 Stock, Large Cap Core Stock, Capital Guardian Domestic Equity,
T. Rowe Price Equity Income and Index 500 Stock Portfolios. These risks may also affect the performance of the other Portfolios that invest in stocks.

Small Cap Stocks may involve greater risks because smaller companies often have a limited track record, narrower markets

                               Northwestern Mutual Series Fund, Inc. Prospectus
and more limited managerial and financial resources than larger, more established companies. The prices of these stocks tend to be more volatile and the issuers face greater risk of business failure. The risks for small cap stocks are presented most clearly by the operations of the Small Cap Growth Stock and T. Rowe Price Small Cap Value Portfolios. These risks may also affect the performance of the other Portfolios that invest in stocks.

Initial Public Offerings (IPOs) may present greater risks than other investments in stocks because the issuers have no track record as public companies. The impact of IPO investments may be substantial and positive for a relatively small Portfolio during periods when the IPO market is strong. IPOs may have less performance impact as a Portfolio's assets grow. These considerations are most relevant in assessing the performance of all Portfolios that invest primarily in equity securities.

Risks for Debt Investments Each of the Portfolios has express authority to invest all or part of its assets in debt investments. Investors in the Portfolios will incur some or all of the risks associated with debt investments to the extent that the assets are so invested.

Interest Rate Risk Prices of debt investments generally rise and fall in response to changes in market interest rates. When interest rates rise, the prices of debt investments fall. This effect is greater for investments with longer term maturities, and relatively minor for short-term cash instruments that are about to mature. Interest rate risk is presented most clearly by the operations of the High Yield Bond, Select Bond, Asset Allocation, Balanced and Money Market Portfolios. This risk may also affect the performance of the other Portfolios that make debt investments.

Credit Risk Prices of debt investments reflect the risk of default. The credit rating assigned to a debt investment generally reflects the credit risk. High yield investments present more credit risk than investment grade investments. Credit risk is presented most clearly by the operations of the High Yield Bond, Select Bond, Asset Allocation, Balanced, and Money Market Portfolios. Credit risk may also affect the performance of the other Portfolios that make debt investments.

Mortgage Risk A Portfolio that purchases mortgage-related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates. Mortgage risk is presented most clearly by the operations of the High Yield, Select Bond and Money Market Portfolios. This risk may also affect the performance of the other Portfolios that invest in mortgage-related securities.

Risks for International Securities Foreign securities present the investment risks that are inherent in all investments in securities as well as an array of special risk considerations, including currency risks. A Portfolio that invests in foreign securities may experience more rapid and extreme changes in value than a Portfolio that invests exclusively in securities of U.S. companies. Foreign securities often trade with less frequency and volume than domestic securities and are therefore less liquid and more volatile than securities of comparable domestic issuers. Additionally, in many foreign countries there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the U.S. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, taxation of income earned in foreign nations (including withholding taxes) or other taxes imposed, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), political or social instability or diplomatic developments could adversely affect a Portfolio's investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Portfolio could lose its entire investment in foreign securities. Commission rates in foreign markets are likely to be higher and the settlement period of securities transactions in foreign markets may be longer than in domestic markets. To the extent that a Portfolio invests a significant portion of its assets in a concentrated geographic area like Eastern Europe or Asia, the Fund will generally have more exposure to regional economic risks associated with foreign investments. The risks associated with foreign securities are presented most clearly by the operations of the International Growth Stock, Franklin Templeton International Equity and Asset Allocation Portfolios. These risks may also affect the performance of other Portfolios that invest in foreign securities.

Currency Risk Portfolios that invest in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, the Portfolio's investments in foreign currency denominated securities may reduce the returns of the Portfolio. The risks associated with foreign currencies are presented most clearly by the operations of the International Growth Stock, Franklin Templeton International Equity and Asset Allocation Portfolios. These risks may also affect the performance of the other Portfolios that make investments in foreign currency denominated securities.

Northwestern Mutual Series Fund, Inc. Prospectus

Risk for Derivatives Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Portfolios typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Portfolios may also use derivatives for leverage, in which case their use would involve leveraging risk. A Portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Portfolio will engage in these transactions to reduce exposure to other risks when that would be beneficial. These risks are a consideration for all the Portfolios.

Leveraging Risk Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Portfolios will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's securities holdings. These risks are a consideration for all the Portfolios.

Asset Allocation Risk In addition to the risks involved with each kind of securities there is the risk that an investor will hold the wrong mix of securities at any point in time. This risk is especially important for the Asset Allocation Portfolio and the Balanced Portfolio, but it is a consideration for all of the Portfolios. It is also likely to be the most important consideration for you as an individual investor.

Risks for All Securities

Liquidity Risk The value of a security on a given date depends entirely on its market price. Investors necessarily rely on the integrity of the marketplace. There is no guarantee that the securities markets will function in an orderly manner. IIliquidity may make it difficult for a Portfolio to buy or sell a security or to price the security fairly.

Market Risk The value of the securities in which a Portfolio invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Price changes may be temporary or last for extended periods. A Portfolio's investments may be overweighted from time to time in one or more industry sectors, which will increase the Portfolio's exposure to risk of loss from adverse developments affecting those sectors.

Management Risk The strategy used by the Portfolio's adviser or sub-adviser may fail to produce the intended results.

Money Market Portfolio An investment in the Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Money Market Portfolio.

                               Northwestern Mutual Series Fund, Inc. Prospectus

Performance


The following bar charts illustrate the risks of investing in the Portfolios by showing how the performance of each Portfolio (including predecessors) has varied from year to year. These charts do not reflect the charges and expenses for the variable annuity or variable life insurance separate account that invests in the Portfolios. Total returns would be lower if those charges and expenses were reflected. The tables to the right of the charts further illustrate the risks of investing in the Portfolios by showing how each Portfolio's average annual returns for the periods shown compare with the returns of certain indexes that measure broad market performance.



The performance shown in charts for the T. Rowe Price Equity Income, AllianceBernstein Mid Cap Value and Janus Capital Appreciation Portfolios, on pages 16, 17 and 18, respectively, reflects each Portfolio's performance for the period from May 1, 2003 to December 31, 2003. These figures are based on the actual performance of these Portfolios. The charts on these pages also show the performance of similar accounts managed by the same investment advisers for the one-, five- and ten-year (or from inception of the account, if shorter) periods ending December 31, 2003. The performance figures are not necessarily indicative of future performance and are not intended as a projection or forecast of such future performance.




                       Small Cap Growth Stock Portfolio


Annual Total Returns


                                    [CHART]
2000    2001    2002     2003
-----  ------  -------  ------
6.71%  -3.76%  -18.42%  33.06%



Best Quarter: 4/th/ - 1999 45.40%  Worst Quarter: 3/rd/ - 2001 -21.85%
Average Annual Total Return


                                   Since
 1 Yr             5 Yrs          Inception*
-------------------------------------------
Small Cap Growth Stock Portfolio
33.06%             --              16.91%
-------------------------------------------
S&P 600 Index/(a)/
38.77%             --              11.09%
-------------------------------------------
Russell 2000 Index/(b)/
47.27%             --               7.05%
-------------------------------------------
Lipper Average/(c)/
41.73%             --                --
-------------------------------------------

*Commenced operations on April 30, 1999.



/(a)/ The Standard & Poor's SmallCap 600 Index is an unmanaged Index of 600 selected common stocks of smaller U.S.-based companies compiled by Standard & Poor's Corporation. As of December 31, 2003, the 600 companies in the composite had median market capitalization of $624.8 million and total market value of $439.8 billion. The SmallCap 600 represents approximately 2.7% of the market value of Compustat's database of over 11,477 equities. The benchmark for the T. Rowe Price Small Cap Value Portfolio was changed from the Russell 2000 to the S&P 600 Index in May 2003 to better align the Portfolio's benchmark with the small-cap value stocks in which it invests.



/(b)/ The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest US companies based on total market capitalization. These 3,000 companies represent approximately 98% of the investable US equity market. As of June 30, 2003, the average market capitalization of companies in the Russell 3000 was approximately $3.7 billion; the median market capitalization was approximately $622 million. Market capitalization of companies in the Russell 3000 Index ranged from $286 billion to $117 million. The Russell 2000 Index represents approximately 8% of the total market capitalization of the Russell 3000. As of June 30, 2003, the average market capitalization of companies in the Russell 2000 was approximately $444 million; the median market capitalization was approximately $352 million. The Index had a total market capitalization range of approximately $1.2 billion to $117 million.



/(c)/ The Lipper Variable Insurance Products (VIP) Small Cap Growth Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

Northwestern Mutual Series Fund, Inc. Prospectus

                    T. Rowe Price Small Cap Value Portfolio


Annual Total Returns

                                    [CHART]

 2002    2003
------  ------
-5.58%  35.15%


Best Quarter: 2/nd/ - 2003 17.15%  Worst Quarter: 3/rd/ - 2002 -17.71%

Average Annual Total Return


                                          Since
 1 Yr                5 Yrs              Inception*
--------------------------------------------------
T. Rowe Price Small Cap Value Portfolio
35.15%                --                  11.40%
--------------------------------------------------
S&P 600 Index/(a)/
38.77%                --                   8.14%
--------------------------------------------------
Russell 2000 Index/(b)/
47.27%                --                   7.39%
--------------------------------------------------
Lipper Average/(d)/
44.49%                --                    --
--------------------------------------------------

*Commenced operations on July 31, 2001.

                       Aggressive Growth Stock Portfolio



Annual Total Returns

                                    [CHART]

1994    1995    1996    1997   1998    1999   2000    2001     2002     2003
-----  ------  ------  ------  -----  ------  -----  -------  -------  ------
5.40%  39.29%  17.70%  13.86%  7.56%  43.78%  6.18%  -19.87%  -21.15%  24.69%

Best Quarter: 4/th/ - 1999 33.86%  Worst Quarter: 3/rd/ - 2001 -23.85%
Average Annual Total Return


 1 Yr             5 Yrs           10 Yrs
----------------------------------------
Aggressive Growth Stock Portfolio
24.69%            3.76%            9.79%
----------------------------------------
S&P MidCap 400 Index/(e)/
35.59%            9.20%           13.91%
----------------------------------------




/(d)/ The Lipper Variable Insurance Products (VIP) Small Cap Value Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.



/(e)/ The S&P MidCap 400 Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. As of December 31, 2003, the 400 companies in the composite had median market capitalization of $2.1 billion and a total market value of $968 billion. The MidCap 400 represents approximately 5.8% of the market value of Compustat's database of about 11,477 equities. The index cannot be invested in directly and does not include sales charges.


                               Northwestern Mutual Series Fund, Inc. Prospectus

                        International Growth Portfolio


Annual Total Returns

                                    [CHART]

 2002     2003
-------  ------
-12.34%  38.99%


Best Quarter: 2/nd/ - 2003 18.77%  Worst Quarter: 3/rd/ - 2002 -19.29%

Average Annual Total Return


                              Since
 1 Yr             5 Yrs     Inception*
-----------------------------------------
International Growth Portfolio
38.99%             --         4.17%
-----------------------------------------
Morgan Stanley Capital International EAFE
 (Europe-Australasia-Far East) Index/(f)/
39.17%             --         4.03%
-----------------------------------------
Lipper Average/(g)/
35.32%             --          --
-----------------------------------------

*Commenced operations on July 31, 2001.

               Franklin Templeton International Equity Portfolio


Annual Total Return

                                    [CHART]

 1994    1995    1996    1997   1998    1999    2000    2001     2002     2003
------  ------  ------  ------  -----  ------  ------  -------  -------  ------
-0.10%  14.57%  21.01%  12.28%  4.82%  22.88%  -0.79%  -14.00%  -17.40%  40.46%



Best Quarter: 2/nd/ - 2003 22.09%  Worst Quarter: 3/rd/ - 2002 -20.27%


Average Annual Total Return


 1 Yr             5 Yrs           10 Yrs
-------------------------------------------------
Franklin Templeton International Equity Portfolio
40.46%            4.00%           7.09%
-------------------------------------------------
Morgan Stanley Capital International EAFE
 (Europe-Australasia-Far East) Index/(f)/
39.17%            0.26%           4.79%
-------------------------------------------------
Lipper Average/(g)/
35.32%            1.25%           5.10%
-------------------------------------------------





/(f)/ The Morgan Stanley Capital International EAFE ("Europe-Australasia-Far East") Index is composed of approximately 1,100 companies in 20 countries in Europe and the Pacific Basin. The objective of the index is to reflect the movements of stock markets in these countries by representing an unmanaged (indexed) portfolio within each country. The index is constructed so that companies chosen represent about 60% of market capitalization in each market; industry composition of the market is reflected; and a cross section of large, medium, and small capitalization stocks is included, taking into account liquidity concerns. The index is calculated in U.S. dollars. The Index cannot be invested in directly and does not include sales charges.



/(g)/ The Lipper Variable Insurance Products (VIP) International Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

Northwestern Mutual Series Fund, Inc. Prospectus

                           Index 400 Stock Portfolio

Annual Total Returns

                                    [CHART]

 2000    2001    2002     2003
------  ------  -------  ------
17.21%  -0.65%  -14.54%  35.01%


Best Quarter: 4/th/ - 2001 18.11%  Worst Quarter: 3/rd/ - 2001 -16.45%
Average Annual Total Return


                 Since
 1 Yr    5 Yrs Inception*
-------------------------
Index 400 Stock Portfolio
35.01%    --     9.31%
-------------------------
S&P MidCap 400 Index/(e)/
35.59%    --     9.64%
-------------------------



*Commenced operations on April 30, 1999.

                            Growth Stock Portfolio

Annual Total Returns

                                    [CHART]

 1995    1996    1997    1998    1999    2000    2001     2002     2003
------  ------  ------  ------  ------  ------  -------  -------  ------
30.82%  20.91%  29.85%  26.69%  22.50%  -2.49%  -14.22%  -20.83%  18.94%


Best Quarter: 4/th/ - 1998 22.20%  Worst Quarter: 3/rd/ - 2001 -14.27%
Average Annual Total Return


                Since
 1 Yr  5 Yrs  Inception*
------------------------
Growth Stock Portfolio
18.94% -0.71%   10.17%
------------------------
S&P 500 Index/(h)/
28.67% -0.57%   11.70%
------------------------
Lipper Average/(i)/
28.35% -3.23%     --
------------------------

*Commenced operations on May 3, 1994.

/(h)/ The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. The Index cannot be invested in directly and does not include sales charges.



/(i)/ The Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.


                               Northwestern Mutual Series Fund, Inc. Prospectus

                        Large Cap Core Stock Portfolio


Annual Total Returns

                                    [CHART]

 1995    1996    1997    1998   1999    2000    2001    2002     2003
------  ------  ------  ------  -----  ------  ------  -------  ------
31.12%  19.97%  30.03%  23.14%  7.47%  -6.97%  -7.77%  -28.20%  24.05%


Best Quarter: 4/th/ - 1998 21.76%  Worst Quarter: 3/rd/ - 2002 -18.44%
Average Annual Total Return


                     Since
 1 Yr     5 Yrs    Inception*
------------------------------
Large Cap Core Stock Portfolio
24.05%    -3.86%      7.85%
------------------------------
S&P 500 Index/(h)/
28.67%    -0.57%     11.70%
------------------------------
Lipper Average/(j)/
26.43%    -1.21%       --
------------------------------

*Commenced operations on May 3, 1994.

                  Capital Guardian Domestic Equity Portfolio

Annual Total Returns

                                    [CHART]

 2002     2003
-------  ------
-21.24%  34.41%

Best Quarter: 4/th/ - 2002 11.66%  Worst Quarter: 3/rd/ - 2002 -21.31%

Average Annual Total Return


                            Since
 1 Yr         5 Yrs       Inception*
------------------------------------------
Capital Guardian Domestic Equity Portfolio
34.41%         --            1.45%
------------------------------------------
S&P 500 Index/(h)/
28.67%         --           -1.84%
------------------------------------------
Lipper Average/(k)/
28.49%         --             --
------------------------------------------

*Commenced operations on July 31, 2001.

/(j)/ The Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.



/(k)/ The Lipper Variable Insurance Products (VIP) Large Cap Value Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

Northwestern Mutual Series Fund, Inc. Prospectus

                           Index 500 Stock Portfolio

Annual Total Returns

                                    [CHART]

1994    1995    1996    1997    1998    1999    2000    2001     2002     2003
-----  ------  ------  ------  ------  ------  ------  -------  -------  ------
1.21%  37.25%  22.75%  33.20%  28.72%  20.91%  -8.75%  -11.88%  -22.07%  28.43%


Best Quarter: 4/th/ - 1998 21.45%  Worst Quarter: 3/rd/ - 2002 -17.16%

Average Annual Total Return


 1 Yr     5 Yrs   10 Yrs
-------------------------
Index 500 Stock Portfolio
28.43%    -0.54%  11.02%
-------------------------
S&P 500 Index/(h)/
28.67%    -0.57%  11.06%
-------------------------
Lipper Average/(l)/
28.01%    -0.94%  10.69%
-------------------------


                          Asset Allocation Portfolio

Annual Total Returns

                                    [CHART]

 2002     2003
-------  ------
-10.26%  20.63%


Best Quarter: 2/nd/ - 2003 10.26%  Worst Quarter: 3/rd/ - 2002 -8.86%

Average Annual Total Return


                           Since
 1 Yr        5 Yrs.      Inception*
----------------------------------------
Asset Allocation Portfolio
20.63%         --           2.43%
----------------------------------------
S&P 500 Index/(h)/
28.67%         --          -1.84%
----------------------------------------
Merrill Lynch Domestic Master Index/(m)/
 4.12%         --           6.98%
----------------------------------------
Merrill Lynch 91-Day T-Bill/(n)/
 1.15%         --           1.79%
----------------------------------------
Lipper Average/(o)/
18.64%         --            --
----------------------------------------

*Commenced operations on July 31, 2001.



/(l)/ The Lipper Variable Insurance Products (VIP) S&P 500 Index Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.



/(m)/ The Merrill Lynch Domestic Master Index is an unmanaged market value weighted index comprised of U.S. government, mortgage and investment-grade corporate bonds. The index measures the income provided by, and the price changes of, the underlying securities.



/(n)/ The Merrill Lynch 91-Day Treasury Bill Index is comprised of a single issue purchased at the beginning of each month and held for a full month. The issue selected at each month-end rebalancing is the outstanding Treasury bill that matures closest to, but not beyond, three months from the rebalancing date.



/(o)/ The Lipper Variable Insurance Products (VIP) Flexible Portfolio Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.


                               Northwestern Mutual Series Fund, Inc. Prospectus

                              Balanced Portfolio

Annual Total Returns

                                    [CHART]

1994    1995    1996    1997    1998    1999    2000    2001    2002    2003
-----  ------  ------  ------  ------  ------  ------  ------  ------  ------
0.16%  26.39%  13.45%  21.52%  18.88%  11.18%  -0.17%  -3.15%  -7.54%  17.99%


Best Quarter: 4/th/ - 1998 12.21%  Worst Quarter: 3/rd/ - 2001 -6.88%
Average Annual Total Return


 1 Yr          5 Yrs        10 Yrs
----------------------------------------
Balanced Portfolio
17.99%          3.24%        9.28%
----------------------------------------
S&P 500 Index/(h)/
28.67%         -0.57%       11.06%
----------------------------------------
Merrill Lynch Domestic Master Index/(m)/
 4.12%          6.62%        6.98%
----------------------------------------
Merrill Lynch 91-Day T-Bill/(n)/
 1.15%          3.66%        4.43%
----------------------------------------


                           High Yield Bond Portfolio


Annual Total Returns

                                    [CHART]

 1995    1996    1997    1998    1999    2000   2001    2002    2003
------  ------  ------  ------  ------  ------  -----  ------  ------
16.78%  19.77%  15.85%  -1.84%  -0.44%  -4.60%  5.03%  -2.89%  29.06%



Best Quarter: 2/nd/ - 2003 9.59%  Worst Quarter: 3/rd/ - 1998 -10.69%

Average Annual Total Return


                                   Since
 1 Yr            5 Yrs           Inception*
----------------------------------------------------
High Yield Bond Portfolio
29.06%           4.57%             7.70%
----------------------------------------------------
Lehman Brothers High Yield Intermediate Market Index
27.44%           4.61%             6.92%
----------------------------------------------------
Lipper Average/(p)/
23.96%           3.53%              --
----------------------------------------------------

*Commenced operations on May 3, 1994.


/(p)/ The Lipper Variable Insurance Products (VIP) High Current Yield Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.

Northwestern Mutual Series Fund, Inc. Prospectus

                             Select Bond Portfolio


Annual Total Returns

                                    [CHART]

 1994    1995   1996    1997  1998    1999    2000    2001    2002   2003
------  ------  -----  -----  -----  ------  ------  ------  ------  -----
-2.28%  19.10%  3.31%  9.46%  7.07%  -1.00%  10.21%  10.37%  12.09%  5.49%


Best Quarter: 3/rd/ - 2002 6.76%  Worst Quarter: 1/st/ - 1994 -2.23%

Average Annual Total Return


1 Yr          5 Yrs        10 Yrs
----------------------------------------
Select Bond Portfolio
5.49%         7.32%        7.15%
----------------------------------------
Merrill Lynch Domestic Master Index/(m)/
4.12%         6.62%        6.98%
----------------------------------------
Lipper Average/(q)/
4.71%         5.81%        6.34%
----------------------------------------


                            Money Market Portfolio


Annual Total Returns

                                    [CHART]

1994   1995   1996   1997   1998   1999   2000   2001   2002    2003
-----  -----  -----  -----  -----  -----  -----  -----  -----  ------
4.06%  5.82%  5.29%  5.47%  5.43%  5.10%  6.28%  3.91%  1.65%   1.23%


Best Quarter: 4/th/ - 2000 1.66%  Worst Quarter: 4/th/ - 2003 0.28%


Average Annual Total Return


1 Yr    5 Yrs  10 Yrs
----------------------
Money Market Portfolio
1.23%   3.62%  4.41%
----------------------
Lipper Average/(r)/
0.64%   3.28%  4.12%
----------------------



For the seven-day period ended March 31, 2004 the Money Market Portfolio's yield was 1.09% and was equivalent to a compound effective yield of 1.09%.


/(q)/ The Lipper Variable Insurance Products (VIP) Corporate Debt Funds A Rated Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.



/(r)/ The Lipper Variable Insurance Products (VIP) Money Market Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the investment return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of these charges. Source: Lipper, Inc.


                               Northwestern Mutual Series Fund, Inc. Prospectus

Fees and Expenses of the Portfolios

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Portfolios.

                               Shareholder Fees
                   (fees paid directly from your investment)

                 Maximum    Maximum Sales
               Sales Charge Charge (Load)
                  (Load)     Imposed on      Maximum
                Imposed on   Reinvested   Deferred Sales Redemption Exchange   Maximum
                Purchases     Dividends   Charge (Load)     Fees      Fees   Account Fees
               ------------ ------------- -------------- ---------- -------- ------------
All Portfolios     None         None           None         None      None       None

                        Annual Fund Operating Expenses
          (expenses that are deducted from assets of the Portfolios)
                               (% of net assets)


Fund operating expenses are expressed as a percentage of average net assets for the year ended December 31, 2003, except as otherwise set forth in the notes to this table.



                                                                                      Total Net Operating
                                                                                      Expenses (Including
                                                  Investment                  Total   Contractual Waivers,
                                                   Advisory   Other   12b-1 Operating   Limitations and
Portfolio                                            Fees    Expenses Fees  Expenses    Reimbursements)
---------                                         ---------- -------- ----- --------- --------------------
Small Cap Growth Stock Portfolio.................   0.58%     0.01%    --     0.59%          0.59%
T. Rowe Price Small Cap Value Portfolio/(a)/.....   0.85%     0.05%    --     0.90%          0.90%
Aggressive Growth Stock Portfolio................   0.52%     0.00%    --     0.52%          0.52%
International Growth Portfolio/(b)/..............   0.75%     0.50%    --     1.25%          1.10%
Franklin Templeton International Equity Portfolio   0.67%     0.07%    --     0.74%          0.74%
AllianceBernstein Mid Cap Value Portfolio/(c)/...   0.85%     0.09%    --     0.94%          0.94%
Index 400 Stock Portfolio........................   0.25%     0.02%    --     0.27%          0.27%
Janus Capital Appreciation Portfolio/(d)/........   0.80%     0.10%    --     0.90%          0.90%
Growth Stock Portfolio...........................   0.42%     0.01%    --     0.43%          0.43%
Large Cap Core Stock Portfolio...................   0.45%     0.01%    --     0.46%          0.46%
Capital Guardian Domestic Equity Portfolio/(e)/..   0.65%     0.02%    --     0.67%          0.67%
T. Rowe Price Equity Income Portfolio/(f)/.......   0.65%     0.12%    --     0.77%          0.75%
Index 500 Stock Portfolio........................   0.20%     0.00%    --     0.20%          0.20%
Asset Allocation Portfolio/(g)/..................   0.59%     0.14%    --     0.73%          0.73%
Balanced Portfolio...............................   0.30%     0.00%    --     0.30%          0.30%
High Yield Bond Portfolio........................   0.49%     0.03%    --     0.52%          0.52%
Select Bond Portfolio............................   0.30%     0.00%    --     0.30%          0.30%
Money Market Portfolio/(h)/......................   0.30%     0.00%    --     0.30%          0.00%



/(a)/T. Rowe Price Small Cap Value Portfolio Northwestern Mutual Series Fund's advisor, Mason Street Advisors, LLC ("MSA"), has contractually agreed to waive, at least until December 31, 2006, a portion of its 0.85% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 1.00% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 1.00% of the average daily net assets on an annual basis.


/(b)/International Growth Portfolio MSA has contractually agreed to waive, at least until December 31, 2006, a portion of its 0.75% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 1.10% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 1.10% of the average daily net assets on an annual basis. Taking the fee waivers into account, the annual total operating expenses were 1.10% of the average net assets of the International Growth Portfolio.


/(c)/AllianceBernstein Mid Cap Value Portfolio MSA has contractually agreed to waive, at least until December 31, 2008, a portion of its 0.85% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 1.00% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 1.00% of the average daily net assets on an annual basis.


/(d)/Janus Capital Appreciation Portfolio MSA has contractually agreed to waive, at least until December 31, 2008, a portion of its 0.80% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 0.90% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 0.90% of the average daily net assets on an annual basis.


/(e)/Capital Guardian Domestic Equity Portfolio MSA has contractually agreed to waive, at least until December 31, 2006, a portion of its 0.65% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 0.75% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 0.75% of the average daily net assets on an annual basis.


/(f)/T. Rowe Price Equity Income Portfolio MSA has contractually agreed to waive, at least until December 31, 2008, a portion of its 0.65% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 0.75% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 0.75% of the average daily net assets on an annual basis. Taking the fee waivers into account, the annual total operating expenses were 0.75% of the average net assets of the T. Rowe Price Equity Income Portfolio.

Northwestern Mutual Series Fund, Inc. Prospectus

/(g)/Asset Allocation Portfolio MSA has contractually agreed to waive, at least until December 31, 2006, a portion of its 0.59% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 0.75% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 0.75% of the average daily net assets on an annual basis.


/(h)/Money Market Portfolio MSA has voluntarily waived its management fee since December 2, 2002. Taking the fee waiver into account the total operating expenses were 0.00% of the average net assets of the Money Market Portfolio.


Example

This example is intended to help you compare the cost of investing in each Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that operating expenses remain the same. This example does not reflect the charges and expenses for your variable annuity contract or variable life insurance policy. If it did, the costs shown would be higher.

Although your actual costs may be higher or lower, under these assumptions your costs would be:


Portfolio                                         1 Year 3 Years 5 Years 10 Years
---------                                         ------ ------- ------- --------
Northwestern Mutual Series Fund, Inc.
Small Cap Growth Stock Portfolio.................  $ 60   $189    $329    $  738
T. Rowe Price Small Cap Value Portfolio..........  $ 92   $287    $498    $1,108
Aggressive Growth Stock Portfolio................  $ 53   $167    $291    $  653
International Growth Portfolio...................  $112   $350    $624    $1,454
Franklin Templeton International Equity Portfolio  $ 76   $237    $411    $  918
AllianceBernstein Mid Cap Value Portfolio........  $ 96   $300    $520    $1,155
Index 400 Stock Portfolio........................  $ 28   $ 87    $152    $  343
Janus Capital Appreciation Portfolio.............  $ 92   $287    $498    $1,108
Growth Stock Portfolio...........................  $ 44   $138    $241    $  542
Large Cap Core Stock Portfolio...................  $ 47   $148    $258    $  579
Capital Guardian Domestic Equity Portfolio.......  $ 68   $214    $373    $  835
T. Rowe Price Equity Income Portfolio............  $ 77   $240    $417    $  941
Index 500 Stock Portfolio........................  $ 20   $ 64    $113    $  255
Asset Allocation Portfolio.......................  $ 75   $233    $406    $  906
Balanced Portfolio...............................  $ 31   $ 97    $169    $  381
High Yield Bond Portfolio........................  $ 53   $167    $291    $  653
Select Bond Portfolio............................  $ 31   $ 97    $169    $  381
Money Market Portfolio...........................  $ 31   $ 97    $169    $  381


                               Northwestern Mutual Series Fund, Inc. Prospectus

OTHER ACCOUNT PERFORMANCE

       Other Account Performance: T. Rowe Price Equity Income Portfolio


The figures set forth below reflect the T. Rowe Price Equity Income Portfolio's performance for the period from May 1, 2003 to December 31, 2003. These figures are based on the actual performance of this Portfolio.



Total returns for the period from May 1, 2003 to December 31, 2003



                     T. Rowe Price S&P 500
                     Equity Income  Stock
Year                   Portfolio    Index
----                 ------------- -------
Since Inception/(a)/    23.64%     22.82%



/(a)/ From the T. Rowe Price Equity Income Portfolio's inception on May 1, 2003.



Information about the S&P 500 Stock Index is set forth in the last paragraph on this page.



The following chart shows the historical performance of the T. Rowe Price Equity Income Fund. This fund has investment objectives and policies that are substantially similar to those of the T. Rowe Price Equity Income Portfolio and is managed by the same portfolio manager. This information shows the historical track record of the portfolio manager and is not intended to imply how the T. Rowe Price Equity Income Portfolio has performed or will perform. Investments made by the Portfolio at any given time may not be the same as those made by the T. Rowe Price Equity Income Fund. Different performance will result due to factors such as differences in cash flows into and out of the Portfolio, different fees and expenses, and differences in portfolio size and positions. The returns shown below do not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy, and would be lower if they did.


This chart does not show you the performance of the T. Rowe Price Equity Income Portfolio--it shows the performance of a similar fund managed by T. Rowe Price Associates, Inc.


Average annual total returns for the years ended December 31, 2003



                        T. Rowe Price
                      Equity Income Fund
                     adjusted to reflect
           T. Rowe    estimated expenses
            Price    of the T. Rowe Price S&P 500
           Equity       Equity Income      Stock
Year     Income Fund      Portfolio        Index
----     ----------- -------------------- -------
1 Year     25.78%           25.78%        28.68%
5 Years     5.48%            5.48%        -0.57%
10 Years   11.92%           11.92%        11.07%


The returns in the first column (after "Year") reflect the advisory fees and expenses for the T. Rowe Price Equity Income Fund.

The second column shows the gross performance for the T. Rowe Price Equity Income Fund, adjusted to reflect the estimated fees and expenses for the T. Rowe Price Equity Income Portfolio.


The last column shows the performance of the S&P 500 Composite Stock Index. The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. Returns are based on changes in principal value, reinvested dividends, and capital gain distributions, if any.

Northwestern Mutual Series Fund, Inc. Prospectus

     Other Account Performance: AllianceBernstein Mid Cap Value Portfolio



The figures set forth below reflect the AllianceBernstein's Mid Cap Value Portfolio's performance for the period from May 1, 2003 to December 31, 2003. These figures are based on the actual performance of this Portfolio.



Total returns for the period from May 1, 2003 to December 31, 2003



                     AllianceBernstein Russell 2500
                       Mid Cap Value      Value
Year                     Portfolio        Index
----                 ----------------- ------------
Since Inception/(a)/      33.16%          39.41%



/(a)/ From the AllianceBernstein's Mid Cap Value Portfolio's inception on May 1, 2003.



Information about the Russell 2500 Value Index is set forth in the last paragraph on this page.



The following chart shows the historical performance of the AllianceBernstein Small & Mid Value Institutional Composite (the "Composite"), calculated according to the standards set by the Association for Investment Management and Research (AIMR). The Composite consists of all of the accounts managed by Alliance Capital Management L.P. that have investment objectives and policies substantially similar to those of the AllianceBernstein Mid Cap Value Portfolio. This information shows the historical track record of Alliance Capital Management L.P. and is not intended to imply how the AllianceBernstein Mid Cap Value Portfolio has performed or will perform. The returns shown below do not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy, and would be lower if they did.


This chart does not show you the performance of the AllianceBernstein Mid Cap Value Portfolio. It shows the performance of similar accounts managed by Alliance Capital Management L.P.


Average annual total returns for the years ended December 31, 2003



                                AllianceBernstein
                                    Composite
                               adjusted to reflect
                                    estimated      Russell
                                 expenses of the    2500
                                AllianceBernstein   Value
Year                 Composite      Portfolio       Index
----                 --------- ------------------- -------
1 Year                42.92%         42.79%        44.93%
5 Years                N/A            N/A           N/A
10 Years               N/A            N/A           N/A
Since Inception/(b)/  18.05%         17.93%         6.58%



/(b)/ From the Composite's inception on December 31, 2000.


The accounts in the Composite were not subject to the investment limitations, diversification requirements and other restrictions of the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code, which, if imposed, could have adversely affected investment performance.

The first column (after "Year") shows performance for the Composite based on the total return, gross of management fees. If management fees or other expenses normally paid by mutual funds were deducted, returns would be lower.

The second column shows the gross performance for the Composite, adjusted to reflect the estimated fees and expenses for the AllianceBernstein Mid Cap Value Portfolio.


The last column shows the performance of the Russell 2500 Value Index. The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest US companies based on total market capitalization. These 3,000 companies represent approximately 98% of the investable US equity market. As of June 30, 2003, the average market capitalization of companies in the Russell 3000 was approximately $3.7 billion; the median market capitalization was approximately $622 million. Market capitalization of companies in the Russell 3000 Index ranged from $286 billion to $117 million. The Russell 2500 Index cannot be invested in directly and does not include sales charges. The Russell 2500 Index represents approximately 17% of the total market capitalization of the Russell 3000. As of June 30, 2003, the average market capitalization of companies in the Russell 2500 was approximately $743 million; the median market capitalization was approximately $463 million. Market capitalization of companies in the Russell 2500 Index ranged from $3.1 billion to $117 million.


                               Northwestern Mutual Series Fund, Inc. Prospectus

        Other Account Performance: Janus Capital Appreciation Portfolio



The figures set forth below reflect the Janus Capital Appreciation Portfolio's performance for the period from May 1, 2003 to December 31, 2003. These figures are based on the actual performance of this Portfolio.



Total returns for the period from May 1, 2003 to December 31, 2003



                                    S&P
                     Janus Capital  500
                     Appreciation  Stock
Year                   Portfolio   Index
----                 ------------- ------
Since Inception/(a)/    19.90%     22.82%



/(a)/ From the Janus Capital Appreciation Portfolio's inception on May 1, 2003.



Information about the S&P 500 Stock Index is set forth in the last paragraph on this page.



The following chart shows the historical performance of the Service Shares of the Capital Appreciation Portfolio of Janus Aspen Series ("Janus Fund"). This fund has investment objectives and policies that are substantially similar to those of the Janus Capital Appreciation Portfolio and is managed by the same portfolio manager. This information shows the historical track record of the portfolio manager and is not intended to imply how the Janus Capital Appreciation Portfolio has performed or will perform. Investments made by the Portfolio at any given time may not be the same as those made by the Janus Fund. Different performance will result due to factors such as differences in cash flows into and out of the Portfolio, different fees and expenses, and differences in portfolio size and positions. The returns shown below do not reflect fees and expenses associated with any variable annuity contract or variable life insurance policy, and would be lower if they did.



This chart does not show you the performance of the Janus Capital Appreciation Portfolio--it shows the performance of a similar fund managed by Janus Capital Management LLC.



Average annual total returns for the years ended December 31, 2003



                                    Janus Fund
                                adjusted to reflect
                                     estimated
                                  expenses of the    S&P
                                   Janus Capital     500
                                   Appreciation     Stock
Year                 Janus Fund      Portfolio      Index
----                 ---------- ------------------- ------
1 Year                 20.23%          20.20%       28.67%
5 Years                 N/A             N/A          N/A
10 Years                N/A             N/A          N/A
Since Inception/(b)/  -10.38%         -10.46%       -5.33%



/(b)/ Commenced operations on December 31, 1999.


The returns in the first column (after "Year") reflect the advisory fees and expenses for the Janus Fund.

The second column shows the gross performance for the Janus Fund, adjusted to reflect the estimated fees and expenses for the Janus Capital Appreciation Portfolio.

The last column shows the performance of the S&P 500 Composite Stock Index. The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. Results include reinvested dividends.

Northwestern Mutual Series Fund, Inc. Prospectus

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS


The investment objectives and strategies of each Portfolio are described below. The main risks for each kind of security are briefly identified above under "Main Risks", p. 3. Some of the risks are also discussed in the descriptions of the Portfolios below, as well as in the Statement of Additional Information. We have also included a Glossary with descriptions of certain investments and investment strategies that may be used by the Portfolios.


The investment objective of a Portfolio may be changed only with the approval of the majority of the Portfolio's shares outstanding. The details of the non-fundamental investment policies of a Portfolio may be changed by the Fund's Board of Directors without a vote of the shareholders. For example, such details include investments in new types of debt instruments which may be devised in the future or which are presently in disuse but may become more prominent in the future and minor changes in investment policies which may be made in response to changes in regulatory requirements which are reflected in the Portfolio's present policies.


In investing its portfolio assets, each Portfolio will follow the general policies listed below. Except for the Portfolio's policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus apply at the time of purchase of a security. So, for example, if a Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

Each Portfolio except the Money Market Portfolio may invest up to 15% of its net assets in illiquid investments. The limit for the Money Market Portfolio is 10%. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Directors, certain restricted securities may be deemed liquid, and will not be counted toward this 15% limit.

For the purpose of achieving income, each Portfolio may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see the Statement of Additional Information for further details. When a Portfolio lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Portfolio will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Portfolio may pay lending fees to a party arranging the loan.

Small Cap Growth Stock Portfolio

The investment objective of the Small Cap Growth Stock Portfolio is long-term growth of capital. The Portfolio will seek to achieve this objective primarily by investing in the equity securities of companies selected for their growth potential. These companies, for the most part, are small capitalization companies whose stock may experience substantial price volatility. Normally, the Portfolio will invest at least 80% of its net assets in companies with market capitalizations that do not exceed the maximum market capitalization of any security in the Standard & Poor's SmallCap 600 Index at the time of purchase. The market cap of companies in the Portfolio and the Index will change over time due to market forces and periodic rebalancing of the Index. However, the Portfolio will not sell a stock just because the company has grown to a market capitalization of more than the largest company in the Standard & Poor's SmallCap 600 Index and, on occasion, may purchase companies with a market capitalization of more than the largest company in that index.

The Portfolio's investments in equity securities may include common stocks, preferred stocks, warrants, and securities convertible into common or preferred stocks. Although the Portfolio's equity investments consist primarily of equity securities of U.S. issuers, the Portfolio may invest up to 20% of its net assets in the equity securities of issuers from countries outside the U.S., including issuers in countries with emerging markets or economies. To a lesser degree, the Portfolio may invest in other types of domestic and foreign securities and use other investment strategies that are described in the Glossary. These may include (i) debt securities, (ii) indexed/structured securities, (iii) high-yield/high-risk bonds (less than 20% of the Portfolio's assets), (iv) options, futures, forwards, swaps and other types of derivatives and exchange traded funds individually or in combination for hedging purposes (including to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance return, (v) short sales (no more than 5% of the Portfolio's assets may be invested in "naked" short sales), (vi) securities purchased on a when-issued, delayed delivery or forward commitment basis.

The Portfolio may, for temporary defensive purposes, invest up to 100% of its total assets in cash or high quality short term debt securities. To the extent that the Portfolio's assets are invested in such instruments, the Portfolio may not be achieving its investment objective.

T. Rowe Price Small Cap Value Portfolio

The investment objective of the T. Rowe Price Small Cap Value Portfolio is long-term growth of capital. Reflecting a value approach to investing, the Portfolio will seek the stocks of companies whose current stock prices do not appear to adequately reflect their underlying value as measured by

                               Northwestern Mutual Series Fund, Inc. Prospectus
assets, earnings, cash flow, or business franchises. Normally, the Portfolio will invest at least 80% of its net assets in companies with market capitalizations that do not exceed the maximum market capitalization of any security in the Standard & Poor's SmallCap 600 Index at the time of purchase. The market cap of companies in the Portfolio and the Index will change over time due to market forces and periodic rebalancing of the Index. However, the Portfolio will not sell a stock just because the company has grown to a market capitalization of more than the largest company in the Standard & Poor's SmallCap 600 Index and, on occasion, may purchase companies with a market capitalization of more than the largest company in the Index. The in-house research team at T. Rowe Price seeks to identify companies that appear to be undervalued by various measures, and may be temporarily out of favor, but have good prospects for capital appreciation. In selecting investments, management generally looks for some of the following:


.. Low price/earnings, price/book value, or price/cash flow ratios relative to various bench marks, the company's peers, or its own historic norm.


..  Low stock price relative to a company's underlying asset values.

..  Stock ownership by management.

.. Above average dividend yield relative to a company's peers or its own historic norm.

..  A plan to improve the business through restructuring.

..  A sound balance sheet and other positive financial characteristics.

.. Attractive operating margins, significant cash flow generation or prospect thereof.


In pursuing its investment objective, the Portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Portfolio's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply or demand for the securities.


The Portfolio's investments in equity securities may include common stocks, preferred stocks, warrants, and securities convertible into common or preferred stocks. Although the Portfolio's equity investments consist primarily of equity securities of U.S. issuers, the Portfolio may invest up to 20% of its net assets in the equity securities of issuers from countries outside the U.S., including issuers in countries with emerging markets or economies. To a lesser degree, the Portfolio may invest in other types of domestic and foreign securities and use other investment strategies that are described in the Glossary. These may include (i) debt securities, (ii) indexed/structured securities, (iii) high-yield/high-risk bonds (less than 20% of the Portfolio's assets), (iv) options, futures, forwards, swaps and other types of derivatives and exchange traded funds individually or in combination for hedging purposes (including to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance return, (v) short sales (no more than 5% of the Portfolio's assets may be invested in "naked" short sales), (vi) securities purchased on a when-issued, delayed delivery or forward commitment basis.


The Portfolio may sell securities for a variety of reasons such as to secure gains, limit losses or redeploy assets into more promising opportunities. A certain portion of Portfolio assets may be held in money market reserves. Portfolio reserve positions are expected to consist primarily of shares of one or more T. Rowe Price internal money market funds. Short-term, high-quality U.S. and foreign dollar-denominated money market securities, including repurchase agreements, may also be held.


The Portfolio may, for temporary defensive purposes, invest up to 100% of its total assets in cash or high quality short term debt securities, including money market reserves. To the extent that the Portfolio's assets are invested in such instruments, the Portfolio may not be achieving its investment objective.

Aggressive Growth Stock Portfolio

The investment objective of the Aggressive Growth Stock Portfolio is to achieve long-term growth of capital. The Portfolio will seek to achieve this objective primarily by investing in the equity securities of companies selected for their growth potential. These companies, for the most part, are mid-sized and smaller companies whose stock may experience substantial price volatility. Under normal circumstances the Portfolio will invest at least 80% of its net assets in stocks.

The Portfolio's investments in equity securities may include domestic and foreign common stocks, preferred stocks, warrants, and securities convertible into common or preferred stocks. Although the Portfolio's equity investments consist primarily of equity securities of U.S. issuers, the Portfolio may invest up to 20% of its net assets in the equity securities of issuers from countries outside the U.S., including issuers in countries with emerging markets or economies. To a lesser degree, the Portfolio may invest in other types of domestic and foreign securities and use other investment strategies that are described in the Glossary. These may include (i) debt securities, (ii) indexed/structured securities, (iii) high-yield/high-risk bonds (less than 20% of the Portfolio's assets), (iv) options, futures, forwards, swaps and other types of derivatives and exchange traded funds individually or in combination for hedging purposes (including to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance return, (v) short sales (no more than 5% of the Portfolio's assets may be invested in "naked" short sales), (vi) securities purchased on a when-issued, delayed delivery or forward commitment basis.

The Portfolio may, for temporary defensive purposes, invest up to 100% of its total assets in cash or high quality short term debt securities. To the extent that the Portfolio's assets are

Northwestern Mutual Series Fund, Inc. Prospectus invested in such instruments, the Portfolio may not be achieving its investment objective.

International Growth Portfolio

The investment objective of the International Growth Portfolio is long-term growth of capital. Normally, the International Growth Portfolio invests at least 80% of its net assets in securities of issuers from countries outside the U.S. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the U.S., it may at times invest in U.S. issuers.

The investments comprising the International Growth Portfolio will be chosen individually, reflecting the managers' assessment of their attractiveness. Equities purchased will possess, in the managers' judgment, a combination of solid fundamentals, attractive valuation, and positive technical evaluation. Companies judged to have a positive fundamental situation are likely to exhibit either a history of superior sales and profit growth or expectations of such growth, strong product/service positioning, experienced management, and solid or improving financial position. Prices are evaluated in reference to the company's own expected growth, comparable companies within the same or similar industries, and/or companies with similar expected growth characteristics. Technical indicators would include such things as past price performance and anticipated supply and demand balance. Industry and country weights within the Portfolio, while monitored as a gauge of the Portfolio's exposure to risk, are treated primarily as by-products of the stock selection process.

The International Growth Portfolio has an unlimited right to purchase securities in any foreign country, developed or underdeveloped. Before investing in the Portfolio, you should consider carefully the risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

The Portfolio's investments in equity securities may include small, medium, and large capitalization issues. Such equity securities may include common stocks, preferred stocks, warrants, and securities convertible into common or preferred stocks. To a lesser degree, the Portfolio may invest in other types of domestic and foreign securities and use other investment strategies that are described in the Glossary. These may include (i) debt securities, (ii) indexed/structured securities, (iii) high-yield/high-risk bonds (less than 20% of the Portfolio's assets), (iv) options, futures, forwards, swaps and other types of derivatives and exchange traded funds individually or in combination for hedging purposes (including to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance return, (v) short sales (no more than 5% of the Portfolio's assets may be invested in "naked" short sales), (vi) securities purchased on a when-issued, delayed delivery or forward commitment basis.

The Portfolio may, for temporary defensive purposes, invest up to 100% of its total assets in cash or high quality short term debt securities. To the extent that the Portfolio's assets are invested in such instruments, the Portfolio may not be achieving its investment objective.

Franklin Templeton International Equity Portfolio

The Franklin Templeton International Equity Portfolio seeks long-term growth of capital through a flexible policy of investing in the equity securities of companies outside the U.S. In pursuit of its investment objective, the Portfolio will invest at least 65% of its assets in securities of issuers in at least three countries outside the U.S. Any income realized will be incidental. Normally, the Portfolio will invest at least 80% of its net assets in equity securities.

The strategy for the Portfolio will reflect a bottom-up, value-oriented and long-term investment philosophy. In choosing equity investments, the Portfolio's manager will focus on the market price of a company's securities in relation to the company's long-term earnings, asset value and cash flow potential. A company's historical value measures, including price/earnings ratio, profit margins and liquidation value, will also be considered.

The Franklin Templeton International Equity Portfolio has an unlimited right to purchase securities in any foreign country, developed or underdeveloped. Before investing in the Portfolio, you should consider carefully the risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

The Portfolio's investments in equity securities may include small, medium, and large capitalization issues. Such equity securities may include common stocks, preferred stocks, warrants, and securities convertible into common or preferred stocks. To a lesser degree, the Portfolio may invest in other types of domestic and foreign securities and use other investment strategies that are described in the Glossary. These may include (i) debt securities, (ii) indexed/structured securities, (iii) high-yield/high-risk bonds (less than 20% of the Portfolio's assets), (iv) options, futures, forwards, swaps and other types of derivatives and exchange traded funds individually or in combination for hedging purposes (including to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance return, (v) short sales (no more than 5% of the Portfolio's assets may be invested in "naked" short sales), (vi) securities purchased on a when-issued, delayed delivery or forward commitment basis.

The Portfolio may, for temporary defensive purposes, invest up to 100% of its total assets in cash or high quality short term fixed-income securities. To the extent that the Portfolio's assets are invested in such instruments, the Portfolio may not be achieving its investment objective.

AllianceBernstein Mid Cap Value Portfolio

The primary investment objective of the AllianceBernstein Mid Cap Value Portfolio is long-term capital growth. Current income is a secondary objective. The Portfolio pursues these objectives by investing primarily in the equity securities of mid-sized companies that are believed to be undervalued. In

                               Northwestern Mutual Series Fund, Inc. Prospectus
selecting investments, management generally looks for some of the following:

..  A strong financial position.

..  A price/earnings ratio below major market indexes, such as the S&P 500.

..  An above average prospective earnings (relative to price) growth rate.

..  An above average prospective dividend growth rate.

The Portfolio will generally hold a security it has purchased until the security no longer meets the financial or valuation criteria.

Normally, the Portfolio will invest at least 80% of its net assets in equity securities with market capitalizations between $1.0 billion and $10 billion. The Portfolio's investments in equity securities may include common stocks, preferred stocks, warrants, and securities convertible into common or preferred stocks. Although the Portfolio's equity investments consist primarily of equity securities of U.S. issuers, the Portfolio may invest up to 20% of its net assets in the equity securities of issuers from countries outside the U.S., including issuers in countries with emerging markets or economies. To a lesser degree, the Portfolio may invest in other types of domestic and foreign securities and use other investment strategies that are described in the Glossary. These may include (i) debt securities, (ii) indexed/structured securities, (iii) high-yield/high-risk bonds (less than 20% of the Portfolio's assets), (iv) options, futures, forwards, swaps and other types of derivatives and exchange traded funds individually or in combination for hedging purposes (including to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance return, (v) short sales (no more than 5% of the Portfolio's assets may be invested in "naked" short sales), (vi) securities purchased on a when-issued, delayed delivery or forward commitment basis.

The Portfolio may, for temporary defensive purposes, invest up to 100% of its total assets in cash or high quality short term debt securities. To the extent that the Portfolio's assets are invested in such instruments, the Portfolio may not be achieving its investment objective.

Index 400 Stock Portfolio

The investment objective of the Index 400 Stock Portfolio is to achieve investment results that approximate the performance of the S&P MidCap 400 Stock Price Index ("S&P MidCap 400 Index"). The Portfolio will attempt to meet this objective by investing in stocks included in the S&P MidCap 400 Index in proportion to their weighting in the index.

The S&P MidCap 400 Index is composed of 400 common stocks. The companies included in the S&P MidCap 400 Index are generally smaller than those that comprise the S&P 500 Index. See the description of the Index 500 Stock Portfolio below. The S&P MidCap 400 does not include the very large issues that account for most of the weighting in the S&P 500 Index. Most of the companies in the S&P MidCap 400 Index have a market value in the range of $750 million to $5 billion. A few are smaller and a few are larger. "Standard & Poor's(R)", "S&P(R)", "S&P MidCap 400 Index" and "Standard & Poor's MidCap 400 Index" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Northwestern Mutual. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

The Index 400 Stock Portfolio will not be managed in the traditional sense using economic, financial and market analysis. A computer program will be used to determine which stocks are to be purchased or sold to achieve the Portfolio's objective. The Portfolio will, to the extent feasible, remain fully invested and will normally hold at least 375 of the 400 issues that comprise the S&P MidCap 400 Index.

The Index 400 Stock Portfolio's ability to match the performance of the S&P MidCap 400 Index will be affected to some extent by the size and timing of cash flows into and out of the Index 400 Stock Portfolio. The Portfolio will be managed with a view to reducing such effects.

To track its target index as closely as possible, the Portfolio attempts to remain fully invested in stocks. To help stay fully invested, and to reduce transaction costs, the Portfolio may invest in stock futures and options contracts, warrants, convertible securities, and swap agreements, which are types of derivatives. A portion of the Portfolio's assets may at times be invested in cash or high quality short term debt securities.

Janus Capital Appreciation Portfolio

The Janus Capital Appreciation Portfolio seeks long-term growth of capital. It pursues its objective by investing primarily in the equity securities of companies selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well established companies to smaller, emerging growth companies.

The manager of the Portfolio applies a "bottom up" approach in choosing investments. In other words, he looks at companies one at a time to determine if a company is an attractive investment opportunity and is consistent with the Portfolio's investment policies.

The Portfolio's investments in equity securities may include common stocks, preferred stocks, warrants, and securities convertible into common or preferred stocks. Although the Portfolio's equity investments consist primarily of equity securities of U.S. issuers, the Portfolio may invest up to 20% of its net assets in the equity securities of issuers from countries outside the U.S., including issuers in countries with emerging markets or economies. To a lesser degree, the Portfolio may invest in other types of domestic and foreign securities and use other investment strategies that are described in the Glossary. These may include (i) debt securities, (ii) indexed/structured securities, (iii) high-yield/high-risk bonds (less than 20% of the Portfolio's assets), (iv) options, futures, forwards, swaps and other types of derivatives and exchange traded funds individually or in

Northwestern Mutual Series Fund, Inc. Prospectus combination for hedging purposes (including to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance return, (v) short sales (no more than 5% of the Portfolio's assets may be invested in "naked" short sales),
(vi) securities purchased on a when-issued, delayed delivery or forward commitment basis.

The Portfolio may also invest in special situations. A special situation arises when, in the opinion of the manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. The Portfolio's performance could suffer if the anticipated development in a "special situation" investment does not occur or does not attract the expected attention.

The Portfolio may, for temporary defensive purposes, invest up to 100% of its total assets in cash or high quality short term debt securities. To the extent that the Portfolio's assets are invested in such instruments, the Portfolio may not be achieving its investment objective.

Growth Stock Portfolio

The investment objective of the Growth Stock Portfolio is long-term growth of capital. A secondary objective is to seek current income. The Portfolio will seek to achieve this objective by investing primarily in the equity securities of companies selected for their growth potential.

The Growth Stock Portfolio invests primarily in the equity securities of well-established companies, with emphasis placed on quality companies with strong financial characteristics. The investment process is initiated with a fundamental economic outlook. Further study of economic sectors leads to the identification of growth-oriented industries, and to detailed studies of individual companies. In evaluating individual companies, factors such as the company management team, product outlook, global exposure, industry leadership position, and financial characteristics are important variables used in the analysis.

The market capitalization of companies the Portfolio may invest in is not limited by size, but the Portfolio will generally invest in large- and medium-sized companies. The aim of the Portfolio is to seek to reduce overall risk by diversifying its assets in an appropriate manner. This diversification will span economic sectors, industry groups, and companies.

The Portfolio's investments in equity securities may include domestic and foreign common stocks, preferred stocks, warrants, and securities convertible into common or preferred stocks. Although the Portfolio's equity investments consist primarily of equity securities of U.S. issuers, the Portfolio may invest up to 20% of its net assets in the equity securities of issuers from countries outside the U.S., including issuers in countries with emerging markets or economies. To a lesser degree, the Portfolio may invest in other types of domestic and foreign securities and use other investment strategies that are described in the Glossary. These may include (i) debt securities, (ii) indexed/structured securities, (iii) high-yield/high-risk bonds (less than 20% of the Portfolio's assets), (iv) options, futures, forwards, swaps and other types of derivatives and exchange traded funds individually or in combination for hedging purposes (including to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance return, (v) short sales (no more than 5% of the Portfolio's assets may be invested in "naked" short sales), (vi) securities purchased on a when-issued, delayed delivery or forward commitment basis.

The Portfolio may, for temporary defensive purposes, invest up to 100% of its total assets in cash or high quality short term debt securities. To the extent that the Portfolio's assets are invested in such instruments, the Portfolio may not be achieving its investment objective.

Large Cap Core Stock Portfolio

The investment objectives of the Large Cap Core Stock Portfolio are long-term growth of capital and income. The Portfolio pursues these objectives by investing primarily in the equity securities of large capitalization companies. In selecting investments, management looks for characteristics such as strong management teams, solid balance sheets, consistent earnings growth and leading market shares in their industries.

The Portfolio may be broadly diversified, potentially reflecting all sectors of the S&P 500 Index and not just growth sectors. Economic outlook determines the relative attractiveness of market sectors and sector weights may differ from those in the S&P 500 Index, reflecting the economic outlook.

In selecting securities the manager may emphasize securities that the manager believes are undervalued. The Portfolio will favor dividend paying stocks, but may also invest in stocks that do not pay dividends. The manager of the Portfolio will normally strive for gross income for the Portfolio at a level not less than 75% of the dividend income generated on the stocks included in the S&P 500 Index, although this income level is merely a guideline and there can be no certainty that this income level will be achieved.

The Portfolio may invest a portion of its assets in small and medium capitalization companies. Normally, the Portfolio will invest at least 80% of its net assets in large capitalization equity investments. For this purpose, large capitalization equity investments are those whose market capitalizations are above the largest stock in the bottom quartile of the S&P 500 Index. The market cap of companies in the Portfolio and the Index will change over time due to market forces and the periodic rebalancing of the Index. However, the Portfolio will not sell a stock just because the company has fallen to a market capitalization below that of the largest stock in the

                               Northwestern Mutual Series Fund, Inc. Prospectus
bottom quartile of the S&P 500 Index and, on occasion, may purchase companies with a market capitalization below that of the largest stock in the bottom quartile of that index.

The Portfolio's investments in equity securities may include common stocks, preferred stocks, warrants, and securities convertible into common or preferred stocks. Although the Portfolio's equity investments consist primarily of equity securities of U.S. issuers, the Portfolio may invest up to 20% of its net assets in the equity securities of issuers from countries outside the U.S., including issuers in countries with emerging markets or economies. To a lesser degree, the Portfolio may invest in other types of domestic and foreign securities and use other investment strategies that are described in the Glossary. These may include (i) debt securities, (ii) indexed/structured securities, (iii) high-yield/high-risk bonds (less than 20% of the Portfolio's assets), (iv) options, futures, forwards, swaps and other types of derivatives and exchange traded funds individually or in combination for hedging purposes (including to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance return, (v) short sales (no more than 5% of the Portfolio's assets may be invested in "naked" short sales), (vi) securities purchased on a when-issued, delayed delivery or forward commitment basis.

The Portfolio may, for temporary defensive purposes, invest up to 100% of its total assets in cash or high quality short term debt securities. To the extent that the Portfolio's assets are invested in such instruments, the Portfolio may not be achieving its investment objective.

Capital Guardian Domestic Equity Portfolio

The investment objective of the Capital Guardian Domestic Equity Portfolio is long-term growth of capital and income. Normally the Portfolio will invest at least 80% of its net assets in equity securities of U.S. issuers and securities whose principal markets are in the U.S., including American Depository Receipts
(ADRs) and other U.S. registered securities. The companies in which the Portfolio invests will generally have a market value of $1 billion dollars or more at the time of purchase.

In selecting securities for purchase or sale by the Portfolio, the Portfolio's investment adviser generally attempts to keep the Portfolio's assets invested in securities that exhibit one or more value characteristics relative to the market norms reflected in the S&P 500 Index. These value characteristics include below market price to earnings ratios, below market price to book ratios, and dividend yields that are equal to or above the market norms.

Based on the research carried out by the investment adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the Portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the investment adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

The Portfolio's investments in equity securities may include common stocks, preferred stocks, warrants, and securities convertible into common or preferred stocks. Although the Portfolio's equity investments consist primarily of equity securities of U.S. issuers, the Portfolio may invest up to 20% of its net assets in the equity securities of issuers from countries outside the U.S., including issuers in countries with emerging markets or economies. To a lesser degree, the Portfolio may invest in other types of domestic and foreign securities and use other investment strategies that are described in the Glossary. These may include (i) debt securities, (ii) indexed/structured securities, (iii) high-yield/high-risk bonds (less than 20% of the Portfolio's assets), (iv) options, futures, forwards, swaps and other types of derivatives and exchange traded funds individually or in combination for hedging purposes (including to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance return, (v) short sales (no more than 5% of the Portfolio's assets may be invested in "naked" short sales), (vi) securities purchased on a when-issued, delayed delivery or forward commitment basis.

The Portfolio may, for temporary defensive purposes, invest up to 100% of its total assets in cash or high quality short term debt securities. To the extent that the Portfolio's assets are invested in such instruments, the Portfolio may not be achieving its investment objective.

T. Rowe Price Equity Income Portfolio


The investment objective of the T. Rowe Price Equity Income Portfolio is long-term growth of capital and income. The Portfolio seeks to achieve this objective through investment in the common stocks of established companies.



The Portfolio will normally invest at least 80% of its net assets in common stocks, with 65% in the stocks of well-established companies paying above-average dividends.


The Portfolio will typically employ a value approach in selecting investments. The in-house research team at T. Rowe Price seeks to identify companies that appear to be undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth. In selecting investments, management generally looks for companies with the following:

..  An established operating history.

..  Above-average dividend yield relative to the S&P 500.

..  Low price/earnings ratio relative to the S&P 500.

..  A sound balance sheet and other positive financial characteristics.

.. Low stock price relative to a company's underlying value as measured by assets, cash flow or business franchises.

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Northwestern Mutual Series Fund, Inc. Prospectus

In pursuing its investment objective, the Portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Portfolio's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply or demand for the securities.

The Portfolio's investments in equity securities may include common stocks, preferred stocks, warrants, and securities convertible into common or preferred stocks. Although the Portfolio's equity investments consist primarily of equity securities of U.S. issuers, the Portfolio may invest up to 20% of its net assets in the equity securities of issuers from countries outside the U.S., including issuers in countries with emerging markets or economies. To a lesser degree, the Portfolio may invest in other types of domestic and foreign securities and use other investment strategies that are described in the Glossary. These may include (i) debt securities, (ii) indexed/structured securities, (iii) high-yield/high-risk bonds (less than 20% of the Portfolio's assets), (iv) options, futures, forwards, swaps and other types of derivatives and exchange traded funds individually or in combination for hedging purposes (including to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance return, (v) short sales (no more than 5% of the Portfolio's assets may be invested in "naked" short sales), (vi) securities purchased on a when-issued, delayed delivery or forward commitment basis.


The Portfolio may sell securities for a variety of reasons such as to secure gains, limit losses or redeploy assets into more promising opportunities. A certain portion of Portfolio assets may be held in money market reserves. Portfolio reserve positions are expected to consist primarily of shares of one or more T. Rowe Price internal money market funds. Short-term, high-quality U.S. and foreign dollar-denominated money market securities, including repurchase agreements, may also be held.


The Portfolio may, for temporary defensive purposes, invest up to 100% of its total assets in cash or high quality short term debt securities, including money market reserves. To the extent that the Portfolio's assets are invested in such instruments, the Portfolio may not be achieving its investment objective.

Index 500 Stock Portfolio

The investment objective of the Index 500 Stock Portfolio is to achieve investment results that approximate the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The Portfolio will attempt to meet this objective by investing in stocks included in the S&P 500 Index in proportion to their weighting in the index.

The S&P 500 Index is composed of 500 common stocks representing more than 70% of the total market value of all publicly-traded common stocks. "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)" and "Standard & Poor's 500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Northwestern Mutual. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

The Index 500 Stock Portfolio will not be managed in the traditional sense using economic, financial and market analysis. A computer program will be used to determine which stocks are to be purchased or sold to achieve the Portfolio's objective. The Portfolio will, to the extent feasible, remain fully invested and will normally hold at least 450 of the 500 issues that comprise the S&P 500 Index.

The Index 500 Stock Portfolio's ability to match the performance of the S&P 500 Index will be affected to some extent by the size and timing of cash flows into and out of the Index 500 Stock Portfolio. The Portfolio will be managed with a view to reducing such effects. To track its target index as closely as possible, the Portfolio attempts to remain fully invested in stocks. To help stay fully invested, and to reduce transaction costs, the Portfolio may invest in stock futures and options contracts, warrants, convertible securities, and swap agreements, which are types of derivatives. A portion of the Portfolio's assets may at times be invested in cash or high quality short term debt securities.

Asset Allocation Portfolio

The investment objective of the Asset Allocation Portfolio is to realize as high a level of total return as is consistent with reasonable investment risk. The Portfolio seeks to achieve its objective primarily through a flexible policy of allocating assets among equity securities, debt securities, and cash or cash equivalents.


Under normal market conditions, the Portfolio's net assets will be allocated according to a benchmark of 45-75% equities, 25-35% debt and 0-20% cash or cash equivalents. The Portfolio's adviser intends to actively manage the Portfolio's assets, maintaining a balance over time between investment opportunities and their associated potential risks. In response to changing market and economic conditions, the adviser may reallocate the Portfolio's assets among these asset categories. Those allocations normally will be within the ranges indicated above. However, in pursuit of total return, the adviser may under-allocate or over-allocate the Portfolio's assets in a particular category.


Not more than 75% of the Portfolio's net assets may be invested in either equity securities or debt securities with maturities greater than one year. Up to 100% of the Portfolio's net assets may be invested in cash or high quality short term debt securities. No minimum percentage has been established for any investment category.

The equity portion of the Portfolio may be invested in any of the types of securities eligible for the other Portfolios that invest in equities, including foreign securities. To take advantage of investment opportunities around the world, the Portfolio will normally invest 0-30% of its net assets in foreign securities (including both direct investments and

                               Northwestern Mutual Series Fund, Inc. Prospectus
depositary receipts) but will not invest more than 50% of its net assets in foreign securities. Foreign investments involve risks not normally found when investing in securities of U.S. issuers. See "Risks for International Securities," p. 4 and "Currency Risk," p. 4.


The debt portion of the Portfolio may be invested in any of the types of securities eligible for the Select Bond Portfolio or the High Yield Bond Portfolio. Debt securities purchased by the Portfolio will be primarily investment-grade debt obligations, although the Portfolio may invest up to 20% of its total assets in noninvestment-grade debt obligations.

The cash equivalent portion of the Portfolio may include, but is not limited to, debt securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, commercial paper, banker's acceptances, certificates of deposit and time deposits. The Portfolio may invest in obligations of domestic and foreign banks and their subsidiaries and branches.

Within the asset-allocation categories described above, the adviser will allocate the Portfolio's investments among countries (including developing countries), geographic regions and currencies in response to changing market and economic trends. In making geographical allocations of investments, the adviser will consider such factors as the historical and prospective relationships among currencies and governmental policies that influence currency-exchange rates, current and anticipated interest rates, inflation levels and business conditions within various countries, as well as other macroeconomic, social and political factors.

The Asset Allocation Portfolio may engage in active trading of portfolio securities. This increases the portfolio turnover rate and may increase transaction costs.

Balanced Portfolio

The investment objective of the Balanced Portfolio is to realize as high a level of total return as is consistent with prudent investment risk. Total return consists of current income, including dividends, interest and discount accruals, and capital appreciation.

The assets of the Balanced Portfolio will be primarily invested in the following three market sectors:

1. Common stock and other equity securities including the securities in which the Index 500 Stock Portfolio invests.

2. Bonds and other debt securities with maturities generally exceeding one year including the securities in which the Select Bond Portfolio invests.

3. Money market instruments and other debt securities with maturities generally not exceeding one year including the securities in which the Money Market Portfolio invests.

The Balanced Portfolio seeks to achieve its investment objectives by continuously adjusting the mix of investments among the three market sectors. The manager attempts to capitalize on variation in return potential produced by the interaction of changing financial markets and economic conditions. Asset allocation decisions are based on fundamental analysis rather than short-term market timing considerations.

The Portfolio will normally have some portion of its assets invested in each of the three asset categories. However, up to 100% of the Balanced Portfolio's assets may be invested in money market instruments. Not more than 75% of the Balanced Portfolio's assets may be invested in either the stock sector or the bond sector. No minimum percentage has been established for any of the sectors. The Balanced Portfolio's investment objective is supplemented by investment objectives and policies for the stock, bond and money market sectors. These are presently substantially identical to those which have been established for the Index 500 Stock, Select Bond and Money Market Portfolios.

High Yield Bond Portfolio

The investment objective of the High Yield Bond Portfolio is to achieve high current income and capital appreciation.

The High Yield Bond Portfolio seeks to achieve its objective by investing primarily in a diversified selection of non-investment grade debt securities. Non-investment grade securities are securities rated below investment grade by a Nationally Recognized Statistical Rating Organization ("NRSRO") (i.e., BB+ or lower by Standard & Poor's or Ba1 or lower by Moody's), or, if unrated, determined by the Portfolio's adviser to be of comparable quality. A description of the NRSRO ratings is included in the Statement of Additional Information.

Under normal circumstances, the Portfolio invests at least 80% of its net assets in high-yield non-investment grade debt investments.

The Portfolio may invest in all types of debt investments, including:

..  corporate debt securities, including convertible securities;

.. government securities, including debt securities issued by state and local governments and their agencies, subdivisions, authorities and other government sponsored enterprises;

..  obligations of international agencies or supernational entities.

..  pass-through securities (including mortgage- and asset-backed securities);

..  loan participations and assignments; dollar roll transactions;

.. indexed/structured securities (including hybrid securities, event linked bonds and trust certificates);

.. money market instruments, such as commercial paper, time deposits, bankers' acceptances, repurchase agreements and revere repurchase agreements;

.. derivative instruments, such as options, futures, forwards, swaps and other types of derivatives and exchange traded funds individually or in combination for hedging purposes (including to gain exposure to the securities markets pending investment of cash balances or to meet liquidity

Northwestern Mutual Series Fund, Inc. Prospectus needs) or for non-hedging purposes such as seeking to enhance return;

..  zero coupon, pay-in-kind, step, strip, or tender option bends; and

..  Rule 144A securities

To a lesser degree, the Portfolio may invest in other types of domestic and foreign securities and use other investment strategies, which are described in the Glossary. These may include (i) common and preferred stocks, (ii) warrants,
(iii) exchange traded funds, short sales (no more than 5% of the Portfolio's assets may be invested in "naked" short sales, (iv) securities purchased on a when issued, delayed delivery, or forward commitment basis, and (v) unit offerings.

The Portfolio may also invest without limit in foreign securities consistent with its investment objective, including foreign securities denominated in a foreign currency and not publicly traded in the U.S. and U.S. currency denominated foreign securities.

The securities in which the High Yield Bond Portfolio primarily invests are considered speculative and are sometimes known as "junk bonds". These securities tend to offer higher yields than higher rated securities of comparable maturities because the historical financial condition of the issuers of these securities is usually not as strong as that of other issuers. High yield debt securities usually present greater risk of loss of income and principal than higher rated securities. Investors in these securities should carefully consider these risks and should understand that high yield debt securities are not appropriate for short-term investment purposes.

The primary investment strategy of the High Yield Bond Portfolio is to invest in industries or individual companies that are attractively priced or which have stable or improving fundamental financial characteristics relative to the overall high yield market. The success of this strategy depends on the manager's analytical and portfolio management skills. These skills are more important in the selection of high yield/high risk securities than would be the case with a portfolio of high quality bonds. In selecting securities for the High Yield Bond Portfolio the manager will consider the ratings assigned by the major rating agencies, but primary reliance will be placed on the manager's evaluation of credit and market risk in relationship to the expected rate of return.

The risk that the issuer of a debt security may fail to pay principal and interest when due is referred to as "credit risk". Price volatility caused by such factors as interest rate fluctuation, market perceptions of an issuer's creditworthiness and general liquidity in the financial market is "market risk". The value of the securities held by the High Yield Bond Portfolio will be directly affected by the market perception of the creditworthiness of the securities' issuers and will fluctuate inversely with changes in interest rates. Lower rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. For example, because investors generally perceive that there are greater risks associated with investing in medium or lower rated securities, the yields and prices of such securities may tend to fluctuate more than those of higher rated securities. Moreover, in the lower quality segments of the fixed income securities market, changes in perception of the creditworthiness of individual issuers tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed income securities market. The yield and price of medium to lower rated securities therefore may experience greater volatility than is the case with higher rated securities. The manager of the Portfolio seeks to reduce volatility through careful evaluation of credit risk and market risk and diversification of the Portfolio's investments.

The secondary market for high yield/high risk securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. Under adverse market or economic conditions, the secondary market for high yield/high risk securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the High Yield Bond Portfolio could find it more difficult to sell such securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated securities therefore may be less than the prices used in calculating the Portfolio's Net Asset Value ("NAV"). In the absence of readily available market quotations, high yield/high risk securities will be valued by the Fund's Directors using a method that, in the good faith belief of the Directors, accurately reflects fair value. Valuing such securities in an illiquid market is a difficult task. The Directors' judgment plays a more significant role in valuing such securities than those securities for which more objective market data are available.

The Portfolio may invest available temporary cash in short-term obligations, including those in which the Money Market Portfolio may invest. The Portfolio may, for temporary defensive purposes, invest up to 100% of its total assets in cash or high quality short term debt securities. To the extent that the Portfolio's assets are invested in such instruments, the Portfolio may not be achieving its investment objective.

Select Bond Portfolio

The primary investment objective of the Select Bond Portfolio is to provide as high a level of total return as is consistent with prudent investment risk. Total return consists of current income, including interest and discount accruals, and capital appreciation. A secondary objective is to seek preservation of shareholders' capital.

Under normal circumstances, the Portfolio invests at least 80% of its net assets in a diversified portfolio of investment grade debt securities with maturities exceeding one year. Investment grade securities are securities rated investment grade by a Nationally Recognized Statistical Rating Organization ("NRSRO") (i.e., BBB- or higher by Standard & Poor's or Baa3 or higher by Moody's), or, if unrated, determined by the Portfolio's adviser to be of comparable quality. A description of the NRSRO ratings is included in the

                               Northwestern Mutual Series Fund, Inc. Prospectus

Statement of Additional Information. The Portfolio will limit its investment in non-investment grade, high yield/high-risk bonds to 20% or less of its net assets.

In selecting securities for the Portfolio, the adviser develops an outlook for interest rates and the economy; analyzes credit and call risks, and uses other security selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on the adviser's outlook for the economy, the financial markets and other factors.

The Portfolio may invest in all types of debt investments, including:

..  corporate debt securities, including convertible securities;

.. government securities, including debt securities issued by state and local governments and their agencies, subdivisions, authorities and other government sponsored enterprises;

..  obligations of international agencies or supernational entities.

..  pass-through securities (including mortgage- and asset-backed securities);

..  loan participations and assignments; dollar roll transactions

.. indexed/structured securities (including hybrid securities, event linked bonds, trust certificates and loan participations);

.. money market instruments, such as commercial paper, time deposits, bankers' acceptances, repurchase agreements and reverse repurchase agreements;

.. derivative instruments, such as options, futures, forwards, swaps and other types of derivatives and exchange traded funds individually or in combination for hedging purposes (including to gain exposure to the securities markets pending investment of cash balances or to met liquidity needs) or for non-hedging purposes such as seeking to enhance return;

..  zero coupon, pay-in-kind, step, strip, or tender option bends; and

..  Rule 144A securities.

To a lesser degree, the Portfolio may invest in other types of domestic and foreign securities and use other investment strategies, which are described in the Glossary. These may include (i) common and preferred stocks, (ii) warrants,
(iii) exchange traded funds, short sales (no more than 5% of the Portfolio's assets may be invested in "naked" short sales, (iv) securities purchased on a when issued, delayed delivery, or forward commitment basis, and (v) unit offerings.

The Portfolio may also invest without limit in foreign securities consistent with its investment objective, including foreign securities denominated in a foreign currency and not publicly traded in the U.S. and U.S. currency denominated foreign securities.

The Portfolio may, for temporary defensive purposes, invest up to 100% of its total assets in cash or high quality short term debt securities. To the extent that the Portfolio's assets are invested in such instruments, the Portfolio may not be achieving its investment objective.

Money Market Portfolio

The investment objective of the Money Market Portfolio is to realize maximum current income to the extent consistent with liquidity and stability of capital.

The Portfolio will invest only in high-quality, short term money market instruments that present minimal credit risks, as determined by the Portfolio's investment adviser.


The Portfolio seeks to achieve its investment objective by investing at least 95% of its total assets in a diversified portfolio of money market securities that are in the highest rating category for short-term obligations. The Portfolio also may invest up to 5% of its total assets in money market securities that are in the second-highest rating category for short-term obligations. The Portfolio may invest only in U.S. dollar denominated securities that mature in 397 days or fewer from the date of purchase. The dollar-weighted average portfolio maturity of the Portfolio may not exceed 90 days. The Portfolio attempts to maintain a stable NAV of $1.00 per share, although there is no assurance that it will be successful in doing so.


The Portfolio will primarily invest in the following types of securities: obligations of the U.S. Government (including its agencies and instrumentalities); short-term corporate debt securities of domestic and foreign corporations; obligations of domestic and foreign commercial banks, savings banks, and savings and loan associations; commercial paper; and repurchase agreements. The Portfolio may invest more than 25% of its total assets in securities or obligations issued by U.S. banks. The Portfolio's investments will comply with applicable rules governing the quality, maturity and diversification of securities held by money market funds.


The Money Market Portfolio will attempt to maximize its return by trading to take advantage of changing money market conditions and trends. The Money Market Portfolio will also trade to take advantage of what are believed to be disparities in yield relationships between different money market instruments. This procedure may increase or decrease the Portfolio's yield depending upon management's ability to correctly time and execute such transactions. The Money Market Portfolio intends to purchase only securities that mature in 397 days or fewer from the date of purchase. Accordingly, the level of purchases will be relatively high. However, as transaction costs on Money Market Portfolio investments are generally not substantial, the high level of purchases will not adversely affect the Portfolio's NAV or net income.


The Portfolio's yield will vary as its short-term securities holdings mature and the proceeds are reinvested in securities with different interest rates. Over time, the real value of the Portfolio's yield may be eroded by inflation. Although the Portfolio invests only in high-quality, short-term money market instruments, there is a risk that the value of the securities it holds will fall as a result of changes in interest rates, an issuer's actual or perceived creditworthiness or an issuer's ability to meet its obligations.

Northwestern Mutual Series Fund, Inc. Prospectus

MANAGEMENT OF THE FUND

The Board of Directors of the Fund is responsible for the administration of the affairs of the Fund. The Fund's investment adviser is Mason Street Advisors, LLC ("MSA"), a wholly-owned company of Northwestern Mutual. MSA's address is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. MSA and its predecessor, Northwestern Mutual Investment Services, LLC, have served as investment adviser to each of the mutual funds sponsored by Northwestern Mutual, subject to the supervision and control of the boards of directors of the funds, since their incorporation. MSA provides investment advice and recommendations regarding the purchase and sale of securities for the Fund's Portfolios.

Each of the following sub-advisers has been retained by MSA and the Fund pursuant to an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management investment program of a Portfolio, subject to the general control of the Board of Directors of the Fund:

Templeton Investment Counsel, LLC, 500 East Broward Boulevard, Ft. Lauderdale, Florida 33394, a wholly-owned indirect subsidiary of Franklin Resources, Inc., is the sub-adviser for the Franklin Templeton International Equity Portfolio.

Capital Guardian Trust Company ("Capital Guardian"), 333 South Hope Street, Los Angeles, California 90071, a wholly-owned indirect subsidiary of The Capital Group Companies, Inc., is the subadviser for the Capital Guardian Domestic Equity Portfolio.

T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, Maryland 21202 ("T. Rowe Price"), a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company, is the sub-adviser for the T. Rowe Price Small Cap Value Portfolio and the T. Rowe Price Equity Income Portfolio.


Janus Capital Management LLC ("Janus Capital"), 151 Detroit Street, Denver, Colorado 80206, a direct subsidiary of Janus Capital Group Inc., is the sub-adviser for the Janus Capital Appreciation Portfolio.


Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105, is the sub-adviser for the AllianceBernstein Mid Cap Value Portfolio.

Portfolio Managers

Northwestern Mutual and
Mason Street Advisors, LLC

Mark G. Doll, President and Director of MSA, and Senior Vice President of Northwestern Mutual, joined Northwestern Mutual in 1972 and holds B.A. and M.B.A. degrees from the University of Wisconsin-Milwaukee. He is a Chartered Financial Analyst. Mr. Doll is responsible for the publicly traded investments of Northwestern Mutual and for investment management of the Balanced Portfolio.

Patricia L. Van Kampen, Managing Director of MSA, joined Northwestern Mutual in 1974. She holds a B.A. degree from St. Norbert College and an M.B.A. from Marquette University, and is a Chartered Financial Analyst. Ms. Van Kampen is responsible for all common stock investments of Northwestern Mutual, and for investment management of the Balanced Portfolio.

William R. Walker, Managing Director of MSA, joined Northwestern Mutual in 1984. Prior to this, he worked for the Chicago Board Options Exchange, the Milwaukee Company, and Armco Insurance. Mr. Walker is a Chartered Financial Analyst, and holds a B.S. degree from Marquette University and an M.B.A. from Miami of Ohio. He has primary responsibility for the management of the Small Cap Growth Stock Portfolio and the Aggressive Growth Stock Portfolio.

Steven P. Swanson, Managing Director of MSA, joined Northwestern Mutual in 1981. He received a B.A. degree from Lawrence University and an M.B.A. from the University of Michigan. Mr. Swanson also manages the high yield fixed income securities of Northwestern Mutual. Mr. Swanson manages the High Yield Bond Portfolio.

Thomas A. Carroll, Managing Director of MSA, joined Northwestern Mutual in 1983 and holds B.B.A. and M.S. degrees from the University of Wisconsin-Madison. Mr. Carroll is a Chartered Financial Analyst, and has primary responsibility for management of the International Growth Portfolio as well as the international equity investments of Northwestern Mutual.

Varun Mehta, Director of MSA, joined Northwestern Mutual in March, 1997. Prior to joining Northwestern Mutual, Mr. Mehta was with the Ameritech Investment Management Department serving as Portfolio Research Manager--Fixed Income and Portfolio Manager--Fixed Income. Mr. Mehta has his undergraduate degree from the University of Bombay. He received a Masters degree in Business Management from the Indian Institute of Management and an M.B.A. from the University of Chicago Graduate School of Business. Mr. Mehta is a Chartered Financial Analyst. He has primary responsibility for the Select Bond Portfolio, the fixed income securities of the Balanced Portfolio, and the fixed income securities in the Asset Allocation Portfolio. Mr. Mehta also manages a portion of the fixed income investments of Northwestern Mutual.

David R. Keuler, Managing Director of Mason Street Advisors, LLC, joined Northwestern Mutual in 1991, and is responsible for investment management of the Asset Allocation Portfolio. Mr. Keuler is also co-manager of the Growth Stock Portfolio. He received a B.A. degree from Boston University in 1983 and an M.B.A. from Indiana University in 1988. He is a Chartered Financial Analyst. Mr. Keuler also manages various equity portfolios of Northwestern Mutual.

                               Northwestern Mutual Series Fund, Inc. Prospectus

Michael P. Johnson, Director of Mason Street Advisors, LLC, joined Northwestern Mutual in 1984, and holds a B.B.A. from the University of Wisconsin-Whitewater and an M.S. degree in finance from the University of Wisconsin-Milwaukee.
Mr. Johnson is a Chartered Financial Analyst and co-manages the Growth Stock Portfolio. He also manages other MSA equity accounts.

Cindy L. Jackson, Managing Director of Mason Street Advisors, LLC, joined Northwestern Mutual in 1990. She received a B.B.A. degree from the University of Wisconsin-Eau Claire and an M.B.A. from the University of Wisconsin-Madison. Ms. Jackson is a Chartered Financial Analyst and has primary responsibility for the Large Cap Core Stock Portfolio, and also manages other MSA equity accounts.

Templeton Investment Counsel, LLC

William T. Howard, Jr. manages the Franklin Templeton International Equity Portfolio. Mr. Howard, Executive Vice President, Portfolio Management/Research of Templeton Investment Counsel, LLC, joined Templeton Investment Counsel in 1993 and has more than 16 years experience managing institutional portfolios. Mr. Howard holds a B.A., with honors, from Rhodes College and an M.B.A. from Emory University. He is a Chartered Financial Analyst.

Capital Guardian Trust Company


The Capital Guardian Domestic Equity Portfolio is managed by a team of 3 managers with an average of 22 years with Capital Guardian or its affiliates and 23 years investment experience. Each portfolio manager is individually responsible for the portion of the Portfolio assigned to him or her. Each manager then invests his or her portion of the Portfolio in accordance with his or her investment convictions within portfolio guidelines and objectives.


The portfolio management team is supported by 25 research analysts who also manage a portion of the Portfolio.

T. Rowe Price Associates, Inc.


The T. Rowe Price Small Cap Value Portfolio is managed by an investment advisory committee. Preston G. Athey and Edmund M. Notzon III co-chair the committee and have day-to-day responsibility for managing the Portfolio and work with the committee in developing and executing the Portfolio's investment program. Mr. Athey has been chairman of the Portfolio's committee since 2001, joined T. Rowe Price in 1978 and has been managing investments since 1982.
Mr. Notzon was added as co-chairman of the committee in May 2003 and joined T. Rowe Price in 1989. The T. Rowe Price Equity Income Portfolio is managed by another investment advisory committee. Brian C. Rogers, as committee chairman, has day-to-day responsibility for managing the Portfolio and works with the committee in developing and executing the Portfolio's investment program. Mr. Rogers has been chairman of the Portfolio's committee since 2003, joined T. Rowe Price in 1982, and has been managing investments since 1983.


Janus Capital Management LLC

Scott W. Schoelzel manages the Janus Capital Appreciation Portfolio. Mr. Schoelzel, Vice President of Janus Capital, joined Janus Capital in 1994 and also manages other Janus accounts. Mr. Schoelzel holds a Bachelor of Arts degree in business from Colorado College.

Alliance Capital Management L.P.

The AllianceBernstein Mid Cap Value Portfolio is managed by an investment policy committee. Joseph G. Paul is chairman of the committee and has day-to-day responsibility for the Portfolio. He is the Senior Vice President and is Chief Investment Officer of Small- and Mid-Capitalization Value Equities. He is also the Chief Investment Officer of the Advanced Value Investment Fund. Mr. Paul joined Alliance Capital Management L.P. in 1987 as a research analyst covering the automotive industry. In 1997, he was appointed as Research Director of Advanced Value Investment Fund; he then became CIO in 1999, and added his responsibilities in Small- and Mid-Cap Equities in 2002. Before joining the firm, he worked at General Motors in marketing and product planning. Mr. Paul has been named to the Institutional Investor All-America Research Team every year from 1991 through 1996. Mr. Paul earned a B.S. degree from the University of Arizona in 1982 and an M.S. degree from the Sloan School of Management of the Massachusetts Institute of Technology in 1984.

Investment Advisory Fees and Other Expenses


Each Portfolio pays a monthly fee for investment advisory services at an annual rate based on the aggregate average daily net asset values of the Portfolio, as follows:


Portfolio                                  Fee
---------                                 -----
T. Rowe Price Small Cap Value............ 0.85%
AllianceBernstein Mid Cap Value Portfolio 0.85%
Index 400 Stock.......................... 0.25%
Index 500 Stock.......................... 0.20%
Balanced................................. 0.30%
Select Bond.............................. 0.30%
Money Market............................. 0.30%

For the other Portfolios the rate for the investment advisory fee is graded by the asset size of the Portfolio according to the following schedules:

                                                 Excess
                                  First   Next    Over
                                   $50     $0     $100
Portfolio                        Million Million Million
---------                        ------- ------- -------
Small Cap Growth Stock..........  0.80%   0.65%   0.50%
Aggressive Growth Stock.........  0.80%   0.65%   0.50%
Franklin Templeton International
 Equity.........................  0.85%   0.65%   0.65%
Growth Stock....................  0.60%   0.50%   0.40%
Large Cap Core Stock............  0.60%   0.50%   0.40%
High Yield Bond.................  0.60%   0.50%   0.40%

                                                 Excess
                                  First   Next    Over
                                  $100    $150    $250
Portfolio                        Million Million Million
---------                        ------- ------- -------
International Growth............  0.75%   0.65%   0.55%
Capital Guardian Domestic Equity  0.65%   0.55%   0.50%
Asset Allocation................  0.60%   0.50%   0.40%

Northwestern Mutual Series Fund, Inc. Prospectus

                                                               Excess
                                                        First   Over
                                                        $500    $500
          Portfolio                                    Million Million
          ---------                                    ------- -------
          T. Rowe Price Equity Income Portfolio.......  0.65%   0.60%

                                                               Excess
                                                First   Next    Over
                                                $100    $400    $500
          Portfolio                            Million Million Million
          ---------                            ------- ------- -------
          Janus Capital Appreciation Portfolio  0.80%   0.75%   0.70%



Of the amounts received by MSA from the Fund, the sub-adviser for the Franklin Templeton International Equity Portfolio will be paid by MSA at the annual rate of 0.50% of the Portfolio's assets, reduced to 0.40% on assets in excess of $100 million. For the Capital Guardian Domestic Equity Portfolio, the sub-adviser will be paid by MSA a flat annual fee of $375,000 on the Portfolio's assets of $100 million or less and 0.275% on assets in excess of $100 million. A discount will apply based on total fees paid to Capital Guardian by Northwestern Mutual and its eligible affiliates. For the T. Rowe Price Small Cap Value Portfolio, the sub-adviser will be paid at the annual rate of 0.60% of the Portfolio's assets. For the AllianceBerstein Mid Cap Value Portfolio, the sub-adviser will be paid by MSA at the annual rate of 0.72% of the first $25 million of the Portfolio assets, 0.54% on the next $225 million, and 0.50% on assets in excess of $250 million, with a minimum amount of $16,000. For the T. Rowe Price Equity Income Portfolio, the sub-adviser will be paid by MSA at the annual rate of 0.40% of the Portfolio's assets, reduced to 0.35% on assets in excess of $500 million. For the Janus Capital Appreciation Portfolio, the sub-adviser will be paid by MSA at the annual rate of 0.55% of the first $100 million of the Portfolio assets, 0.50% on the next $400 million, and 0.45% on assets in excess of $500 million.



The following table shows the annual expenses for each of the Portfolios as a percentage of the average net assets of the Portfolio, based on 2003 operations and reflecting contractual waivers, limitations and reimbursements:



                                                             Total
                                       Investment             Net
                                        Advisory   Other   Operating
           Portfolio                      Fee     Expenses Expenses
           ---------                   ---------- -------- ---------
           Small Cap Growth Stock.....   0.58%      0.01%    0.59%
           T. Rowe Price Small Cap
            Value.....................   0.85%      0.05%    0.90%
           Aggressive Growth Stock....   0.52%      0.00%    0.52%
           International Growth ......   0.75%      0.35%    1.10%
           Franklin Templeton
            International Equity......   0.67%      0.07%    0.74%
           AllianceBernstein Mid Cap
            Value.....................   0.85%      0.09%    0.94%
           Index 400 Stock............   0.25%      0.02%    0.27%
           Janus Capital Appreciation.   0.80%      0.10%    0.90%
           Growth Stock...............   0.42%      0.01%    0.43%
           Large Cap Core Stock.......   0.45%      0.01%    0.46%
           Capital Guardian Domestic
            Equity....................   0.65%      0.02%    0.67%
           T. Rowe Price Equity Income   0.65%      0.10%    0.75%
           Index 500 Stock............   0.20%      0.00%    0.20%
           Asset Allocation...........   0.59%      0.14%    0.73%
           Balanced...................   0.30%      0.00%    0.30%
           High Yield Bond............   0.49%      0.03%    0.52%
           Select Bond................   0.30%      0.00%    0.30%
           Money Market...............   0.30%     -0.30%    0.00%


--------------------------------------------------------------------------------


PENDING LEGAL MATTERS



Alliance Capital Management L.P.



Alliance Capital Management L.P. ("Alliance Capital") is the sub-adviser for the AllianceBernstein Mid Cap Value Portfolio.



None of the allegations set forth below relates to Northwestern Mutual, the Fund or the AllianceBernstein Mid Cap Value Portfolio.



Alliance Capital reached terms with the New York Attorney General and the staff of the Securities and Exchange Commission for the resolution of regulatory claims with respect to market timing in certain of its mutual funds. The agreement with the Securities and Exchange Commission is reflected in an Order of the Commission. The agreement with the New York Attorney General is subject to final, definitive documentation.



Among the key provisions of the agreements with the New York Attorney General and the Securities and Exchange Commission are the following:



.. Under both agreements, Alliance Capital will establish a $250 million fund to compensate fund shareholders for the adverse effects of market timing in some of its mutual funds. Of the $250 million fund, the agreements characterize $150 million as disgorgement and $100 million as a penalty.



.. The agreement with the New York Attorney General includes a weighted average reduction in fees of 20% on Alliance Capital's U.S. long-term open-end retail funds, commencing January 1, 2004, for a minimum of 5 years.



Under both agreements, Alliance Capital's Mutual Funds Boards, which have already moved to elect independent chairmen from among their independent directors, will also have independent directors that comprise at least 75% of each Board, and will retain an independent compliance officer who will assist the Boards in their oversight of compliance, fiduciary issues and conflicts of interest.



The terms and conditions of the agreements also include, among others:



.. Formation of a Code of Ethics Oversight Committee, composed of senior executives of Alliance Capital's


                               Northwestern Mutual Series Fund, Inc. Prospectus
 operating businesses, to oversee all matters relating to issues arising under the Alliance Capital Code of Ethics;



..  Establishment of an Internal Compliance Controls Committee, chaired by
   Alliance Capital's Chief Compliance Officer, to review compliance issues throughout Alliance Capital, endeavor to develop solutions to those issues as they may arise from time to time, and oversee implementation of those solutions;



.. Establishment of a company ombudsman to whom Alliance Capital employees may convey concerns about Alliance Capital business matters that they believe involve matters of ethics or questionable practices;



.. Engagement of an Independent Compliance Consultant to conduct a comprehensive review of Alliance Capital's supervisory, compliance, and other policies and procedures designed to prevent and detect conflicts of interest, breaches of fiduciary duty, breaches of the Alliance Capital Code of Ethics and federal securities law violations by Alliance Capital and its employees; and



..  Commencing in 2005, and at least once every other year thereafter, Alliance
   Capital shall undergo a compliance review by an independent third party.



On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against Alliance Capital; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with Alliance Capital. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act of 1933, Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Sections 206 and 215 of the Investment Advisers Act of 1940. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with Alliance Capital, including recovery of all fees paid to Alliance Capital pursuant to such contracts.



Since October 2, 2003, approximately 40 additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against Alliance Capital and certain other defendants. All of these lawsuits seek an unspecified amount of damages.



Additional lawsuits arising out of the circumstances and presenting similar allegations and requests for relief may be filed against Alliance Capital and related parties in the future. Alliance Capital has reported to the Fund that it does not currently believe that any of the pending actions will materially affect its ability to continue to provide the Alliance Capital Mid Cap Value Portfolio with the services it has agreed to provide.



If for any reason it becomes necessary to terminate Alliance Capital as the sub-adviser for the AllianceBernstein Mid Cap Value Portfolio, the Board of Directors of the Fund would have to replace Alliance Capital with another sub-adviser. This could cause disruption to the investment management of the Portfolio, which could reduce performance.



Janus Capital



Janus Capital is the sub-adviser for the Janus Capital Appreciation Portfolio.



None of the allegations set forth below relates to Northwestern Mutual, the Fund, or the Janus Capital Appreciation Portfolio. References below to "Janus funds" are references to proprietary mutual funds sponsored by Janus Capital, and not to the Fund or the Janus Capital Appreciation Portfolio. The following description has been provided to the Fund by Janus Capital.



In September 2003, the Securities and Exchange Commission ("SEC") and the Office of the New York State Attorney General ("NYAG") publicly announced that they were investigating trading practices in the mutual fund industry. The investigation was prompted by the NYAG's settlement with a hedge fund, Canary Capital, which allegedly engaged in irregular trading practices with certain mutual fund companies. While Janus Capital was not named as a defendant in the NYAG complaint against the hedge fund, Janus Capital was mentioned in the complaint as having allowed Canary Capital to "market time" certain Janus funds. Market timing is an investment technique involving frequent short-term trading of mutual fund shares that is designed to exploit inefficiencies in the way mutual fund companies price their shares. The NYAG complaint alleges that this practice is in contradiction to policies stated in the prospectuses for certain Janus funds. In addition, the NYAG also filed a complaint on November 25, 2003, against former executives of Security Trust Company, N.A., in which the NYAG specifically alleges those executives submitted false documents to open an account in Janus Worldwide Fund.



Certain Janus funds, as well as Janus Capital Group Inc. or one or more of its subsidiaries, have received subpoenas and formal or informal document requests from a number of legal and regulatory agencies--including the NYAG, the SEC, the National Association of Securities Dealers, Inc., the Colorado Securities Commissioner, the Colorado Attorney General, the West Virginia Attorney General, the Florida Department of Financial Services, and one or more U.S. Attorney offices or federal grand juries--which are conducting investigations into market timing, late trading and other potentially irregular trading practices in the mutual fund industry. The documentation and information sought by these agencies relate to a variety of matters, including but not limited to: late day trading, market timing, improper disclosure of portfolio holdings, trading by executives in fund shares, certain revenue

Northwestern Mutual Series Fund, Inc. Prospectus sharing arrangements, information related to cash and non-cash compensation paid to brokers, trading by Janus Capital investment personnel in portfolio securities owned by Janus funds, information provided to certain Janus fund Trustees in connection with the review and approval of management contracts related to Janus funds, information related to certain types of distribution and sales arrangements with brokers and other distributors of mutual fund products, and other topics related to the foregoing. In addition, Janus International Limited, a subsidiary of Janus Capital Group Inc. established in England and registered as an investment adviser with the Financial Services Authority ("FSA") in the United Kingdom, has received a request for information related to frequent trading, late day trading, revenue sharing and related topics from the FSA. The Janus funds, Janus Capital Group Inc. and its subsidiaries have complied, intend to comply with or intend to continue to comply with these subpoenas and other document and information requests, and will continue cooperating with the federal and state legal and regulatory authorities which are conducting investigations related to trading practices in the mutual fund industry.



As of the date of this prospectus, none of the legal or regulatory agencies conducting investigations into market timing, late trading and other trading practices in the mutual fund industry have brought an enforcement action or commenced other legal proceedings against any of the Janus funds, Janus Capital Group Inc. or its subsidiaries. While Janus Capital has had discussions with government authorities to resolve the Colorado and other pending investigations, the outcome and timing of those discussions will be determined in large part by the government agencies. Janus Capital anticipates that the government agencies will seek substantial civil penalties and other remedial measures.



Janus Capital is in the process of conducting an internal review of market timing and other trading practices at Janus Capital, which, as of the date of this prospectus, indicates that there were approximately twelve discretionary frequent trading arrangements across Janus' U.S.-based mutual fund business, and that significant discretionary frequent trading appears to have occurred with respect to four of those arrangements. All of these arrangements have been terminated. It also appears that redemption fees payable on certain transactions may have been waived. Janus Capital also believes that there were several discretionary frequent trading arrangements in Janus' offshore mutual fund business, and these arrangements have also been terminated. In the case of one offshore fund, the Janus World Funds Plc ("JWF"), outside legal counsel retained by Janus International Limited conducted an investigation and concluded that there had been no wrongdoing in relation to frequent trading in JWF and reported its findings to the U.K. regulators. Similar investigations by outside legal counsel are underway in relation to the other Janus offshore funds. In addition, given that most offshore jurisdictions have their own unique set of business and product structures, as well as rules and regulations, Janus Capital is working with its foreign legal counsel and its offshore distributors to develop appropriate guidelines for defining existing and future business practices.



As noted earlier, the pending investigations by the NYAG and other agencies seek to determine whether late trading occurred in mutual funds managed by Janus Capital. Because many mutual fund transactions are cleared and settled through financial intermediaries and because certain individuals who dealt with several of the significant discretionary frequent trading relationships are no longer employees of Janus Capital, Janus Capital cannot exclude the possibility that one or more intermediaries may have submitted improper or unauthorized late trade transactions to Janus Capital in violation of Janus Capital's agreements with those intermediaries. Additionally, Janus Capital has been advised by certain financial intermediaries that, as a result of systems errors, such intermediaries may have permitted a small number of trades to be submitted late. The impact of these transactions is immaterial.



Legal counsel to the Independent Trustees of certain Janus funds hired Ernst & Young LLP ("EY") to independently evaluate whether there was any monetary impact to any Janus funds in which discretionary market timing occurred. Following completion of that evaluation in December 2003, Janus Capital and the Independent Trustees of certain U.S.-based Janus funds announced that Janus Capital intends to restore approximately $31.5 million to the funds and/or the funds' investors. The $31.5 million figure includes: (1) net gains of approximately $22.8 million realized by the discretionary frequent traders, (2) approximately $2.7 million representing lost opportunity cost of those gains had they been available to the funds, (3) management fees of approximately $1.0 million received by Janus Capital related to discretionary trading accounts, and (4) waived redemption fees of approximately $5.0 million. The restoration amount was determined by EY and does not include any fines and penalties that may be sought by regulators. It is important to note that neither the methodology underlying the determination of such $31.5 million amount, nor the mechanics by which the payment might be made to the funds or fund shareholders, has been approved by or agreed to by regulators having authority over Janus Capital or the funds.



Subsequent to the initiation of the regulatory investigations, a number of civil lawsuits have been brought, in various federal and state courts, against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals on behalf of Janus fund shareholders and shareholders of Janus Capital Group Inc. The factual allegations made in these actions are generally based on the NYAG complaint against Canary Capital and in general allege that Janus Capital allowed certain hedge funds and other investors to engage in "market timing" trades in Janus funds. Such lawsuits allege a variety of theories for recovery including, but not limited to: (i) violation of various provisions of the federal securities laws; (ii) breach of fiduciary duties, as established by state common law or federal law, to the funds and/or individual investors; (iii) breach of contract; (iv) unjust enrichment; (v) violations of Section 1962 of the Racketeering, Influenced and Corrupt Organizations Act; and (vi) failure to adequately implement fair value pricing for portfolio securities in Janus funds.


                               Northwestern Mutual Series Fund, Inc. Prospectus

The actions include actions purportedly on behalf of a class of Janus fund investors, cases allegedly brought on behalf of the funds themselves, a case asserting claims both on behalf of an investor class and derivatively on behalf of the funds, cases brought on behalf of shareholders of Janus Capital Group Inc. on a derivative basis against the Board of Directors of Janus Capital Group Inc., purported ERISA actions against the managers of the Janus 401(k) plan, and a non-class "representative action" purportedly brought on behalf of the general public. The complaints also name various defendants. One or more Janus entities (Janus Capital Group Inc., Janus International Holding LLC, Janus Capital Management LLC or Janus Capital Corporation) are named in every action. In addition, actions have been brought against Janus Investment Fund and/or one or more of the individual Janus funds, the Janus fund Trustees, officers of the Janus funds, officers of Janus Capital, officers of Janus Capital Group Inc., and directors of Janus Capital Group Inc.



These lawsuits were filed in a number of state and federal jurisdictions. Janus Capital Group Inc. filed a motion with the Judicial Panel on Multidistrict Litigation (the "MDL Panel") to have all of the actions against Janus Capital Group Inc. or any of its affiliates, including the Janus funds, transferred to the Southern District of New York, or in the alternative to the District of Colorado, for coordinated pretrial proceedings. Transfer motions were also filed by other plaintiffs and defendants. On February 20, 2004, the MDL Panel ruled on all of the transfer and coordination motions, and transferred all of the actions involved, including all of the actions involving Janus Capital Group Inc. or any of its affiliates, to the United States District Court for the District of Maryland for further coordinated or consolidated pretrial proceedings. In each case, Janus Capital Group Inc. had requested a stay of all proceedings pending a transfer order from the MDL Panel. A stay was denied in only one case, in the Southern District of Illinois, and that case was remanded to Illinois state court for further proceedings. The United States District Court for the District of Maryland, to which the other civil cases were transferred by the MDL Panel, has scheduled a hearing for July 16, 2004 on the parties' respective discovery motions, and a hearing for October 4, 2004 on Janus' and the other defendants' motions to dismiss the plaintiffs' claims.



Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against certain of the Janus funds, Janus Capital and related parties in the future. Janus Capital does not currently believe that any of the pending actions will materially affect its ability to continue to provide to the funds the services it has agreed to provide.



If for any reason it becomes necessary to terminate Janus as the sub-adviser of the Janus Capital Appreciation Portfolio, the Board of Directors of the Fund would have to replace Janus Capital with another sub-adviser. This could cause disruption to the investment management of this Portfolio, which could reduce performance.

--------------------------------------------------------------------------------

TAXES AND DIVIDENDS

Each Portfolio is qualified or intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. It is the Fund's policy to comply with the provisions of the Code regarding distribution of investment income and capital gains so as to relieve each Portfolio from all, or substantially all, Federal taxes. Each Portfolio expects to distribute all or substantially all net investment income and net capital gains, if any, from the sale of investments.

Shareholders of each Portfolio are entitled to receive such dividends from net investment income and distributions of net capital gains as the Directors of the Fund may declare. Dividends from net investment income and net capital gains will be declared for the Money Market Portfolio on each business day and annually for each of the other Portfolios.

Net investment income of each Portfolio will be determined at the close of trading on the New York Stock Exchange on each day during which the Exchange is open for trading. Net investment income of each Portfolio consists of:

1. all dividends, interest income and discount earned by the Portfolio (including original issue and market discount) and

2. net short-term capital gain less

3. all expenses of the Portfolio.

Shares of the Portfolios are offered only for funding variable annuity contracts and variable life insurance policies offered by The Northwestern Mutual Life Insurance Company. For a discussion of the tax considerations that affect the insurance company and its separate accounts for these products, and the tax considerations for purchasers of variable annuities and variable life insurance, see the prospectus to which this prospectus for the Fund is attached.

Northwestern Mutual Series Fund, Inc. Prospectus

OFFERING AND REDEMPTION OF SHARES



How Shares Are Priced Shares of capital stock of each Portfolio of the Fund are offered and redeemed at their net asset value ("NAV") as next determined following receipt of a purchase order or tender for redemption without the addition of any selling commission or "sales load" or any redemption charge. The redemption price may be more or less than the shareholder's cost.



Equity securities listed on a stock exchange are generally valued at the closing sale price or, if no sale took place, the closing bid price. Equity securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Directors. The fair value procedure is used if (a) a significant event that is likely to have affected the value of those securities takes place after the time of the most recent market quotations or (b) the market quotations for other reasons do not reflect information material to the value of those securities.



Stock index futures contracts and interest rate futures contracts are valued at the closing settlement price on the commodities exchange.



Debt securities with maturities generally exceeding one year are valued on the basis of valuations furnished by Interactive Data Corporation. Money market instruments with maturities exceeding sixty days but generally not exceeding one year are valued by marking to market, except for the Money Market Portfolio. Debt securities with remaining maturities of sixty days or less, and all debt securities of the Money Market Portfolio, are valued on an amortized cost basis or, if the current market value differs substantially from the amortized cost, by marking to market.



All other assets, including any securities for which market quotations are not readily available, are valued at their fair value as determined in good faith by the Directors. The possibility of fair value pricing means that changes in a Portfolio's NAV may not always correspond to changes in quoted prices of a Portfolio's investments. A Portfolio's NAV is determined as of the close of trading on the New York Stock Exchange on each day on which the Exchange is open for trading. In accordance with the requirements of the Investment Company Act of 1940 the Portfolios will also determine the NAV of their shares on any other day on which there is sufficient trading to materially affect the value of their securities.



Many securities markets and exchanges outside the United States close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. The Fund utilizes fair value pricing procedures which, among other things, require the Fund to fair value certain securities if such subsequent events are considered to have an effect on the value of a Portfolio's shares that exceeds a specified threshold. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the Fund with respect to its foreign investments to a significant extent.



Furthermore, since the Fund is not intended for market timing or excessive trading, the Fund also uses fair value pricing when current market prices are not readily available, in an effort to reduce the frequency and effect of abusive trading practices in the Fund. Abusive trading practices can occur in the Portfolios that invest in overseas securities markets, as discussed above, and in the Portfolios that invest in small-cap securities and other types of investments which are not frequently traded, including high yield bonds. Although the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the Fund with respect to small-cap securities and other types of investments which are not frequently traded, including high yield bonds, to a significant extent.



A more detailed discussion of asset valuation methods is included in the Statement of Additional Information.



Short Term and Excessive Trading The shares of each Portfolio of the Fund are offered only to The Northwestern Mutual Life Insurance Company ("Northwestern Mutual") and its separate accounts for variable annuity contracts and variable life insurance policies. The Fund and Northwestern Mutual have adopted and implemented policies and procedures which are designed to control abusive trading practices which could adversely affect the interests of long-term investors.



We discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies, require us to maintain an excessive amount of cash or liquidate portfolio holdings at a disadvantageous time, increase transaction costs, harm investment performance, and/or adversely affect the interests of our long-term investors. Market timing may dilute the value of long-term investors' interests in a fund if the fund calculates net asset value using closing prices that are no longer accurate. Market timing also may harm investors because it may cause funds to manage their portfolios in a disadvantageous manner. A mutual fund may maintain a larger percentage of its assets in cash or may be forced to liquidate certain portfolio securities prematurely to meet higher levels of redemptions due to market timing. Mutual funds also may incur increased brokerage and administrative costs related to the frequent purchases and redemptions associated with market timing. Funds that invest in overseas securities markets are particularly vulnerable to market timers and arbitrageurs who may attempt to take advantage of time zone differences between the foreign markets on which international funds' portfolio securities trade and the U.S. markets which generally determine the time as of which net asset value is calculated. Funds that invest in


                               Northwestern Mutual Series Fund, Inc. Prospectus
small-cap securities and other types of investments which are not frequently traded, including high yield bonds, also can be the targets of market timers. Frequent trading strategies may interfere with efficient management of these funds to a greater degree than for funds which invest in highly liquid securities, in part because these funds may have difficulty selling portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful arbitrage may cause dilution in the value of fund shares held by other shareholders.



The Portfolios are not intended for market timing or excessive trading. In accordance with the policies and procedures which have been adopted by the Fund and Northwestern Mutual, we take steps to reduce the frequency and effect of these activities, including monitoring trading activity, imposing trading restrictions on certain accounts, and using fair value pricing when current market prices are not readily available. (See "How Shares are Priced" above). Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur. Moreover, each of these tools involves judgments that are inherently subjective. The Fund's Board of Directors and the management of the Fund and Northwestern Mutual seek to exercise their judgment in implementing these tools to the best of their abilities in a manner that they believe is consistent with investor interests.



We use a variety of techniques to monitor for and detect abusive trading practices. These techniques may change from time to time as the Fund and Northwestern Mutual determine in their sole discretion. To minimize harm to the Fund and its investors, we reserve the right to reject any purchase order (including exchanges) from any investor we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to investors in the Fund.



We may consider trading done in multiple accounts under common ownership or control for purposes of monitoring adherence to our guidelines and taking action thereunder. The Fund and Northwestern Mutual also reserve the right, in their sole discretion, to identify other trading practices as abusive. In addition, we reserve the right to accept purchases and exchanges in excess of our guidelines if we believe that such transactions would not be inconsistent with the best interests of investors or our policies.



If you exceed the limitations in our guidelines, or if we determine that you are engaging in trading (regardless of whether or not you exceed such guidelines), which is potentially disruptive to the Fund or harmful to the other investors' interests, we may ask you to stop such activities and refuse to process your future purchases or exchanges or by persons we deem to be affiliated with you, such as family members, or we may reject any additional purchase and/or exchange orders without further notice. In determining what course of action to take, we seek to act in a manner that we believe is consistent with the overall best interests of investors.



Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of investor transactions we handle, there can be no assurance that our efforts will identify all trades or trading practices that may be considered abusive. In addition, our ability to monitor trades that are placed by the individual investors of omnibus accounts is limited, because we do not always have access to the underlying individual account information. However, we monitor aggregate trades placed in omnibus accounts and seek to work with financial intermediaries to discourage investors from engaging in abusive trading practices and to impose restrictions on excessive trades. There may be legal and technological limitations on the ability of intermediaries to impose restrictions on the trading practices of individual investors. As a result, our ability to monitor and discourage abusive trading practices in omnibus accounts may be limited.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Fund's Statement of Additional Information (SAI), which is available upon request.

Northwestern Mutual Series Fund, Inc. Prospectus

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the year)




              Net        Net                                                                          Net
             Asset     Invest-    Net Realized             Distributions   Distributions             Asset
            Value,      ment     and Unrealized Total from   from Net      From Realized     Total   Value,
           Beginning   Income    Gains (Losses) Investment  Investment       Gains on      Distribu- End of   Total
            of Year    (Loss)    on Investments Operations    Income        Investments      tions    Year  Return/(d)/
------------------------------------------------------------------------------------------------------------------------
Small Cap Growth Stock Portfolio
 1999/(a)/   $1.00   $        --      $ .85       $ .85        $  --           $(.06)        $(.06)  $1.79     86.09%
 2000.....    1.79            --        .13         .13           --            (.06)         (.06)   1.86      6.71
 2001.....    1.86            --       (.07)       (.07)          --              --            --    1.79     (3.76)
 2002.....    1.79            --       (.33)       (.33)          --              --            --    1.46    (18.42)
 2003.....    1.46            --        .48         .48           --              --            --    1.94     33.06
------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Small Cap Value Portfolio
 2001/(b)/   $1.00   $(up arrow)      $ .02       $ .02        $  --           $  --         $  --   $1.02      1.76%
 2002.....    1.02           .01       (.07)       (.06)        (.01)             --          (.01)    .95     (5.58)
 2003.....     .95           .01        .33         .34           --              --            --    1.29     35.15
------------------------------------------------------------------------------------------------------------------------
Aggressive Growth Stock Portfolio
 1999.....   $3.46   $        --      $1.48       $1.48        $  --           $(.13)        $(.13)  $4.81     43.78%
 2000.....    4.81            --        .29         .29           --            (.63)         (.63)   4.47      6.18
 2001.....    4.47            --       (.83)       (.83)          --            (.82)         (.82)   2.82    (19.87)
 2002.....    2.82            --       (.59)       (.59)          --            (.05)         (.05)   2.18    (21.15)
 2003.....    2.18            --        .54         .54           --              --            --    2.72     24.69
------------------------------------------------------------------------------------------------------------------------
International Growth Portfolio
 2001/(b)/   $1.00   $        --    --$(.09)      $(.09)       $  --           $  --         $  --   $ .91     (9.40)%
 2002.....     .91            --       (.12)       (.12)          --              --            --     .79    (12.34)
 2003.....     .79           .01        .30         .31         (.01)             --          (.01)   1.09     38.99
------------------------------------------------------------------------------------------------------------------------
Franklin Templeton International Equity
 Portfolio
 1999.....   $1.68   $       .03      $ .33       $ .36        $(.05)          $(.21)        $(.26)  $1.78     22.88%
 2000.....    1.78           .02       (.04)       (.02)        (.04)           (.09)         (.13)   1.63      (.79)
 2001.....    1.63           .02       (.23)       (.21)        (.03)           (.13)         (.16)   1.26    (14.00)
 2002.....    1.26           .02       (.24)       (.22)        (.02)             --          (.02)   1.02    (17.40)
 2003.....    1.02           .03        .38         .41         (.02)             --          (.02)   1.41     40.46
------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Mid Cap Value Portfolio
 2003/(c)/   $1.00   $       .01      $ .32       $ .33        $(.00)/(e)/     $(.01)        $(.01)  $1.32     33.16%
------------------------------------------------------------------------------------------------------------------------
Index 400 Stock Portfolio
 1999/(a)/   $1.00   $       .01      $ .12       $ .13        $(.01)          $(.01)        $(.02)  $1.11     12.83%
 2000.....    1.11           .02        .16         .18         (.02)           (.13)         (.15)   1.14     17.21
 2001.....    1.14            --       (.01)       (.01)          --            (.01)         (.01)   1.12      (.65)
 2002.....    1.12           .01       (.17)       (.16)        (.01)             --          (.01)    .95    (14.54)
 2003.....     .95           .01        .33         .34         (.01)             --          (.01)   1.28     35.01
------------------------------------------------------------------------------------------------------------------------
Janus Capital Appreciation Portfolio
 2003/(c)/   $1.00   $        --      $ .20       $ .20        $(.00)/(e)/     $(.00)/(e)/   $(.00)  $1.20     19.90%
------------------------------------------------------------------------------------------------------------------------
Growth Stock Portfolio
 1999.....   $2.25   $       .03      $ .47       $ .50        $(.03)          $(.06)        $(.09)  $2.66     22.50%
 2000.....    2.66           .03       (.09)       (.06)        (.02)           (.11)         (.13)   2.47     (2.49)
 2001.....    2.47           .02       (.36)       (.34)        (.02)           (.08)         (.10)   2.03    (14.22)
 2002.....    2.03           .01       (.43)       (.42)        (.02)             --          (.02)   1.59    (20.83)
 2003.....    1.59           .01        .28         .29         (.01)             --          (.01)   1.87     18.94
------------------------------------------------------------------------------------------------------------------------
Large Cap Core Stock Portfolio
 1999.....   $1.62   $       .01      $ .12       $ .13        $  --           $(.19)        $(.19)  $1.56      7.47%
 2000.....    1.56           .01       (.11)       (.10)        (.01)           (.08)         (.09)   1.37     (6.97)
 2001.....    1.37           .01       (.11)       (.10)        (.01)           (.04)         (.05)   1.22     (7.77)
 2002.....    1.22           .01       (.35)       (.34)        (.01)             --          (.01)    .87    (28.20)
 2003.....     .87           .01        .20         .21         (.01)             --          (.01)   1.07     24.05
------------------------------------------------------------------------------------------------------------------------


                                                              Ratio
                                                   Ratio of   of Net
               Net      Ratio of      Ratio of     Expenses Investment
             Assets,      Gross          Net          to      Income
             End of    Expenses to   Expenses to   Average  (Loss) to      Portfolio
              Year       Average       Average       Net     Average       Turnover
           (thousands) Net Assets    Net Assets     Assets  Net Assets       Rate
------------------------------------------------------------------------------------
Small Cap Growth Stock Portfolio
 1999/(a)/ $   71,483     1.03%/(f)/    1.00%/(f)/    --%      (.07)%/(f)/   70.72%
 2000.....    250,314      .67           .67          --        .19          86.13
 2001.....    291,448      .60           .60          --        .17          70.58
 2002.....    254,880      .60           .60          --       (.26)         41.87
 2003.....    366,612      .59           .59          --       (.35)         84.20
------------------------------------------------------------------------------------
T. Rowe Price Small Cap Value Portfolio
 2001/(b)/ $   21,003     1.36%         1.00%/(f)/    --%      1.03%/(f)/    49.70%
 2002.....     63,083     1.02          1.00          --        .54          28.26
 2003.....    121,944      .90           .90          --        .65          33.78
------------------------------------------------------------------------------------
Aggressive Growth Stock Portfolio
 1999..... $1,485,311       --%           --%        .51%      (.02)%        68.64%
 2000.....  1,696,013       --            --         .52        .09          63.18
 2001.....  1,341,876       --            --         .52        .08          70.40
 2002.....    994,075       --            --         .52       (.11)         43.37
 2003.....  1,187,542       --            --         .52       (.10)         63.21
------------------------------------------------------------------------------------
International Growth Portfolio
 2001/(b)/ $   26,900     1.25%/(f)/    1.10%/(f)/    --%       .05%/(f)/    18.45%
 2002.....     35,373     1.15          1.10          --        .62          27.28
 2003.....     66,690     1.25          1.10          --        .79          58.09
------------------------------------------------------------------------------------
Franklin Templeton International Equity
 Portfolio
 1999..... $  772,170       --%           --%        .74%      2.62%         38.37%
 2000.....    809,617       --            --         .73       1.77          26.95
 2001.....    716,413       --            --         .74       1.99          34.52
 2002.....    563,102       --            --         .74       1.72          30.94
 2003.....    795,707       --            --         .74       2.33          24.87
------------------------------------------------------------------------------------
AllianceBernstein Mid Cap Value Portfolio
 2003/(c)/ $   44,091       --%/(f)/      --%/(f)/   .94%       .70%/(f)/     9.68%
------------------------------------------------------------------------------------
Index 400 Stock Portfolio
 1999/(a)/ $   59,644      .46%/(f)/     .35%/(f)/    --%      1.69%/(f)/    26.51%
 2000.....    137,616      .32           .32          --       1.71          54.60
 2001.....    210,734      .31           .31          --       1.06          19.06
 2002.....    225,410      .28           .28          --        .86          15.60
 2003.....    342,500      .27           .27          --        .92           9.74
------------------------------------------------------------------------------------
Janus Capital Appreciation Portfolio
 2003/(c)/ $   36,730       --%/(f)/      --%/(f)/   .90%       .07%/(f)/    33.68%
------------------------------------------------------------------------------------
Growth Stock Portfolio
 1999..... $  676,134       --%           --%        .43%      1.22%         27.26%
 2000.....    770,816       --            --         .43       1.12          28.01
 2001.....    696,578       --            --         .43       1.01          27.98
 2002.....    551,421       --            --         .43        .76          28.06
 2003.....    665,871       --            --         .43        .77          40.89
------------------------------------------------------------------------------------
Large Cap Core Stock Portfolio
 1999..... $  661,552       --%           --%        .57%       .80%        106.93%
 2000.....    579,981       --            --         .57        .68          47.67
 2001.....    548,672       --            --         .58        .75          44.37
 2002.....    365,944       --            --         .58        .85          29.20
 2003.....    447,554       --            --         .46       1.07          58.90
------------------------------------------------------------------------------------


/(a)/For the period of April 30, 1999 (commencement of operations) through December 31, 1999.


/(b)/For the period of July 31, 2001 (commencement of operations) through December 31, 2001.


/(c)/For the period of May 1, 2003 (commencement of operations) through December 31, 2003.


/(d)/Total Return includes deductions for management and other fund expenses;
     excludes deductions for sales loads and account fees, not annualized for period less than one year.


/(e)/Amount is less than $0.005.


/(f)/Computed on an annualized basis.


                               Northwestern Mutual Series Fund, Inc. Prospectus

(For a share outstanding throughout the year)





                Net      Net                                                                       Net                   Net
               Asset   Invest-  Net Realized             Distributions   Distributions            Asset                Assets,
              Value,    ment   and Unrealized Total from   from Net      From Realized   Total   Value,                End of
             Beginning Income  Gain (Loss) on Investment  Investment        Gain on    Distribu-   End     Total        Year
              of Year  (Loss)   Investments   Operations    Income        Investments    tions   of Year Return/(d)/ (thousands)
---------------------------------------------------------------------------------------------------------------------------------
Capital Guardian Domestic Equity Portfolio
  2001/(b)/.   $1.00    $ --       $(.03)       $(.03)       $  --           $  --       $  --    $ .97     (2.19)%  $    40,722
  2002......     .97     .01        (.21)        (.20)        (.01)             --        (.01)     .76    (21.24)        74,274
  2003......     .76     .01         .24          .25         (.01)             --        (.01)    1.00     34.41        136,099
---------------------------------------------------------------------------------------------------------------------------------
T. Rowe Pride Equity Income Portfolio
  2003/(c)/.   $1.00    $.01       $ .23        $ .24        $(.01)          $(.01)      $(.02)   $1.22     23.64%    $   47,664
---------------------------------------------------------------------------------------------------------------------------------
Index 500 Stock Portfolio
  1999......   $3.29    $.04       $ .64        $ .68        $(.03)          $(.05)      $(.08)   $3.89     20.91%    $2,271,956
  2000......    3.89     .04        (.37)        (.33)        (.04)           (.11)       (.15)    3.41     (8.75)     2,072,937
  2001......    3.41     .03        (.43)        (.40)        (.04)           (.10)       (.14)    2.87    (11.88)     1,821,875
  2002......    2.87     .03        (.64)        (.61)        (.03)           (.06)       (.09)    2.17    (22.07)     1,362,881
  2003......    2.17     .04         .56          .60         (.04)           (.01)       (.05)    2.72     28.43      1,756,120
---------------------------------------------------------------------------------------------------------------------------------
Asset Allocation Portfolio
  2001/(b)/.   $1.00    $.01       $(.03)       $(.02)       $(.01)          $  --       $(.01)   $ .97     (2.10)%   $   40,116
  2002......     .97     .01        (.11)        (.10)        (.01)             --        (.01)     .86    (10.26)        87,260
  2003......     .86     .02         .16          .18         (.02)             --        (.02)    1.02     20.63        130,478
---------------------------------------------------------------------------------------------------------------------------------
Balanced Portfolio
  1999......   $2.22    $.07       $ .17        $ .24        $(.07)          $(.17)      $(.24)   $2.22     11.18%    $3,557,900
  2000......    2.22     .08        (.09)        (.01)        (.07)           (.11)       (.18)    2.03      (.17)     3,253,199
  2001......    2.03     .08        (.13)        (.05)        (.08)           (.08)       (.16)    1.82     (3.15)     3,011,137
  2002......    1.82     .06        (.20)        (.14)        (.06)             --        (.06)    1.62     (7.54)     2,561,529
  2003......    1.62     .05         .24          .29         (.06)             --        (.06)    1.85     17.99      2,891,488
---------------------------------------------------------------------------------------------------------------------------------
High Yield Bond Portfolio
  1999......   $ .94    $.11       $(.12)       $(.01)       $(.11)          $  --       $(.11)   $ .82      (.44)%   $  161,424
  2000......     .82     .09        (.13)        (.04)        (.09)             --        (.09)     .69     (4.60)       138,207
  2001......     .69     .08        (.04)         .04         (.08)             --        (.08)     .65      5.03        147,670
  2002......     .65     .07        (.09)        (.02)        (.07)             --        (.07)     .56     (2.89)       137,553
  2003......     .56     .05         .12          .17         (.00)/(e)/        --        (.00)     .73     29.06       1199,371
---------------------------------------------------------------------------------------------------------------------------------
Select Bond Portfolio
  1999......   $1.25    $.08       $(.09)       $(.01)       $(.08)          $(.03)      $(.11)   $1.13     (1.00)%   $  286,493
  2000......    1.13     .08         .03          .11         (.08)             --        (.08)    1.16     10.21        291,678
  2001......    1.16     .06         .05          .11         (.07)             --        (.07)    1.20     10.37        405,406
  2002......    1.20     .05         .09          .14         (.06)           (.01)       (.07)    1.27     12.09        584,018
  2003......    1.27     .05         .02          .07         (.05)           (.03)       (.08)    1.26      5.49        621,325
---------------------------------------------------------------------------------------------------------------------------------
Money Market Portfolio
  1999......   $1.00    $.05       $  --        $ .05        $(.05)          $  --       $(.05)   $1.00      5.10%    $  404,284
  2000......    1.00     .06          --          .06         (.06)             --        (.06)    1.00      6.28        384,455
  2001......    1.00     .04          --          .04         (.04)             --        (.04)    1.00      3.91        458,689
  2002......    1.00     .02          --          .02         (.02)             --        (.02)    1.00      1.65        501,313
  2003......    1.00     .01          --          .01         (.01)             --        (.01)    1.00      1.23        399,873
---------------------------------------------------------------------------------------------------------------------------------


                                                     Ratio
                                                     of Net
              Ratio of      Ratio of     Ratio of  Investment
                Gross         Net        Expenses    Income
             Expenses to    Expenses        to     (Loss) to     Portfolio
               Average     to Average    Average    Average      Turnover
             Net Assets    Net Assets   Net Assets Net Assets      Rate
--------------------------------------------------------------------------
Capital Guardian Domestic Equity Portfolio
  2001/(b)/.     .90%/(f)/    .75%/(f)/     --%       1.32%/(f)/   18.98%
  2002......     .70          .70           --        1.54         22.42
  2003......     .67          .67           --        1.84         29.20
--------------------------------------------------------------------------
T. Rowe Pride Equity Income Portfolio
  2003/(c)/.     .77%/(f)/    .75%/(f)/     --        1.88%/(f)/   27.27%
--------------------------------------------------------------------------
Index 500 Stock Portfolio
  1999......      --%          --%         .20%       1.16%         5.65%
  2000......      --           --          .20        1.08          6.47
  2001......      --           --          .21        1.13          2.92
  2002......      --           --          .21        1.40          6.55
  2003......      --           --          .20        1.59          2.44
--------------------------------------------------------------------------
Asset Allocation Portfolio
  2001/(b)/.     .92%/(f)/    .75%/(f)/     --%       2.19%/(f)/   55.88%
  2002......     .87          .75           --        2.18        112.73
  2003......     .73          .73           --        1.83        103.77
--------------------------------------------------------------------------
Balanced Portfolio
  1999......      --%          --%         .30%       3.36%        27.16%
  2000......      --           --          .30        3.47         24.36
  2001......      --           --          .30        3.75         50.37
  2002......      --           --          .30        3.08         53.12
  2003......      --           --          .30        2.74         69.56
--------------------------------------------------------------------------
High Yield Bond Portfolio
  1999......     .50%         .50%          --%      11.15%       139.87%
  2000......     .53          .52           --       10.90        124.91
  2001......     .53          .53           --       10.48         96.41
  2002......     .54          .54           --       10.37         89.20
  2003......     .52          .52           --        8.66        182.10
--------------------------------------------------------------------------
Select Bond Portfolio
  1999......      --%          --%         .30%       6.56%        76.65%
  2000......      --           --          .30        6.84        139.89
  2001......      --           --          .30        6.15        151.27
  2002......      --           --          .30        5.01        184.37
  2003......      --           --          .30        4.03        137.05
--------------------------------------------------------------------------
Money Market Portfolio
  1999......     .30%         .30%          --%       4.99%           --%
  2000......     .30          .30           --        6.08            --
  2001......     .30          .30           --        3.76            --
  2002......     .30          .27           --        1.63            --
  2003......     .30          .00           --        1.23            --
--------------------------------------------------------------------------


/(a)/For the period of April 30, 1999 (commencement of operations) through December 31, 1999.


/(b)/For the period of July 31, 2001 (commencement of operations) through December 31, 2001.


/(c)/For the period of May 1, 2003 (commencement of operations) through December 31, 2003.


/(d)/Total Return includes deductions for management and other fund expenses;
     excludes deductions for sales loads and account fees, not annualized for period less than one year.


/(e)/Amount is less than $0.005.


/(f)/Computed on an annualized basis.

Northwestern Mutual Series Fund, Inc. Prospectus

GLOSSARY OF INVESTMENT TERMS


This glossary provides you a more detailed description of some of the types of securities, investment strategies and other instruments in which a Portfolio may invest. Each Portfolio may invest in these instruments to the extent permitted by its investment objectives and policies. The Portfolio is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. Equity and debt securities


American Depositary Receipts ("ADRs") see "Depositary receipts" below.


Bonds are debt securities issued by a company, municipality, government or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.


Certificates of participation ("COPs") are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. See "Municipal lease obligations" below.



Commercial paper is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers to investors seeking to invest idle cash. The Portfolio may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933.


Common stocks are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's Board of Directors.

Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Debt investments is a general term to describe a variety of securities or other investments that represent liabilities or obligations owed to another person or persons.

Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts) and broker-dealers (depositary shares).


Dollar roll transactions may consist of the sale by a Portfolio to a bank or broker/dealer (the "counterparty) of mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at a similar price. Dollar roll transactions may also consist solely of a commitment to purchase mortgage-backed securities from the counterparty.


Equity securities generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other investments with equity characteristics.

Exchange traded funds are index-based investment companies which hold substantially all of their assets in securities representing their specific index.

Fixed-income securities are debt securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate and municipal obligations that pay a specified rate of interest, dividends or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.




High-grade instruments are securities rated in one of the two highest rating categories by at least one Nationally Recognized Statistical Rating Organization (such as Moody's or Standard & Poor's(R)), or if not so rated, determined by the Fund's advisor or sub-advisor to be of comparable quality.



High-yield/High-risk bonds are debt securities rated below investment-grade by a Nationally Recognized Statistical Rating Organization (i.e., BB+ or lower by Standard & Poor's(R) or Ba1 or lower by Moody's), or if unrated, determined by the Portfolio's advisor or sub-advisor to be of comparable quality. Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds" and "junk bonds."



Industrial development bonds are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. See "Municipal securities" on the next page.



Investment-grade bonds are securities rated BBB or higher by Standard & Poor's(R) and Baa3 or higher by Moody's, or an equivalent rating by one of the primary rating agencies.


Loan participations and assignments are investments in business loans made to borrowers that may be corporations, partnerships, or other entities. Such investments may be made through an assignment of a portion of the business loan from a third party or through a participation agreement.

Mortgage- and asset-backed securities are shares in a pool of mortgages or other debt. These securities are generally passthrough securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage

                               Northwestern Mutual Series Fund, Inc. Prospectus
loans on real property. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Portfolio to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations. One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio's yield to maturity from these securities.


Municipal lease obligations are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.



Municipal securities are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility or revenue source.


Pass-through securities are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.


Passive foreign investment companies ("PFICs") are any foreign corporations that generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To avoid taxes and interest that the Portfolio must pay if these investments are profitable, the Portfolio may make various elections permitted by the tax laws. These elections could require that the Portfolio recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.


Pay-in-kind bonds are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

Rule 144A Securities are securities that are not registered for sale to the general public under the Securities Act of 1933, but that may be resold to certain institutional investors.

Step coupon bonds are debt securities that trade at a discount from their face value and pay coupon interest. The discount from the face value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer.

Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

U.S. government securities include direct obligations of the U.S. government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. government securities also include indirect obligations of the U.S. government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. government to purchase the agency's obligations and others are supported only by the credit of the sponsoring agency.

Unit offerings are a combination of multiple securities, such as debt and equity securities sold together as a single product.

Variable and floating rate securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically

Northwestern Mutual Series Fund, Inc. Prospectus according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

Warrants are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.


Zero coupon bonds are debt securities that do not pay regular interest at regular intervals, but are issued at a significant discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.


II. Futures, options and other derivatives


Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange traded and are typically negotiated on an individual basis. The Portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or financial indices.


Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolio may buy and sell futures contracts on foreign currencies, securities and financial indices including indices of U.S. government, foreign government, equity or fixed-income securities. The Portfolio may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

Indexed/structured securities are typically debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity or debt securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e. their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. The Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.


Inverse floaters are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset the interest rate payable on a security may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.


Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Portfolio may purchase and write put and call options on securities, securities indices and foreign currencies. The Portfolio may purchase or write such options individually or in combination.

Swaps are agreements that are generally individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on its structure, a swap agreement may increase or decrease a Portfolio's exposure to changes in the value of an index of securities in which the fund might invest, the value of a particular security or group of securities, interest rates, or foreign currency values. Swap agreements can take many different forms and are known by a variety of names, such as credit default swaps and interest rate swaps.

III. Other investments, strategies and/or techniques


Repurchase agreements involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.



Reverse repurchase agreements involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.



Short sales in which a Portfolio may engage may be of two types, short sales "against the box" or "naked" short sales. Short sales against the box involve selling either a security that the Portfolio owns, or a security equivalent in kind or amount to the security sold short that the Portfolio has the right to obtain, for delivery at a specified date in the future. Naked short sales involve selling a security that the Portfolio borrows and does not own. The Portfolio may enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain. For naked short sales, the Portfolio will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, the Portfolio will realize a short-term capital gain. Although the Portfolio's potential for gain


                               Northwestern Mutual Series Fund, Inc. Prospectus
as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

When-issued, delayed delivery and forward commitment transactions generally involve the purchase of a security with payment and delivery at some time in the future--(i.e., beyond normal settlement). The Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

IV. Other terms

Net asset value ("NAV") is the value of a single share of a Portfolio. It is computed by adding the value of all of a Portfolio's investments and other assets, subtracting any liabilities and dividing the result by the number of shares outstanding.

Portfolio turnover rate is a measure of the amount of a Portfolio buying and selling activity. It is computed by dividing total purchases or sales, whichever is less, by the average monthly market value of a Portfolio's securities.

Total return is the percentage increase or decrease in the value of an investment over a stated period of time. A total return percentage includes both income and changes in NAV. For the purposes of calculating total return, it is assumed that dividends and distributions are reinvested at the NAV on the day of the distribution. The Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements and U.S. government securities may be sold in this manner.

Northwestern Mutual Series Fund, Inc. Prospectus

More information about Northwestern Mutual Series Fund, Inc. is included in the Fund's Statement of Additional Information (SAI), incorporated by reference in this prospectus, which is available free of charge.

More information about the Fund's investments is included in the Fund's annual and semi-annual reports, which discuss the market conditions and investment strategies that significantly affected each Portfolio's performance during the previous fiscal period.

To request a free copy of the Fund's SAI, or current annual or semi-annual report, call us at 1-888-455-2232. Information about the Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission (SEC) in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about the Fund are available on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, DC 20549-6009.

N O R T H W E S T E R N  M U T U A L

Variable Annuity Contracts

   Nontax-Qualified Annuities             Individual Retirement Annuities
   Roth IRAs                              Simplified Employee Pension Plan
   IRAs                                   Tax-Deferred Annuities
   SIMPLE IRAs                            457 Deferred Compensation Plan
   Annuities

Northwestern Mutual Series Fund, Inc.

Fidelity VIP Mid Cap Portfolio

Russell Investment Funds

P    R    O    S    P    E    C    T    U    S


Investment Company Act File Nos. 811-3990, 811-7205 and 811-5371

[Logo appears here]

PO Box 3095
Milwaukee  WI  53201-3095

Change Service Requested

                              NORTHWESTERN M0UTUAL
                               SERIES FUND, INC.
                                 Consisting of
                        Small Cap Growth Stock Portfolio
                    T. Rowe Price Small Cap Value Portfolio
                       Aggressive Growth Stock Portfolio
                         International Growth Portfolio
               Franklin Templeton International Equity Portfolio
                   AllianceBernstein Mid Cap Value Portfolio
                           Index 400 Stock Portfolio
                      Janus Capital Appreciation Portfolio
                             Growth Stock Portfolio
                         Large Cap Core Stock Portfolio
                   Capital Guardian Domestic Equity Portfolio
                     T. Rowe Price Equity Income Portfolio
                           Index 500 Stock Portfolio
                           Asset Allocation Portfolio
                               Balanced Portfolio
                           High Yield Bond Portfolio
                             Select Bond Portfolio
                             Money Market Portfolio

     This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the Prospectus for the Fund. This Statement of Additional Information is incorporated by reference into the Prospectus, but no information is incorporated by reference into this Statement of Additional Information. A copy of the Prospectus may be obtained from The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, telephone number (414) 271-1444.


              The date of the Prospectus to which this Statement of
                Additional Information relates is April 30, 2004.

             The date of this Statement of Additional Information is
                                 April 30, 2004.

211672

                                                                            Page
                                                                            ----


Investment Policies.........................................................B-4

   Investment Restrictions..................................................B-4

   Repurchase Agreements....................................................B-6

   Pass-Through Securities..................................................B-7

   Variable Rate Securities.................................................B-8

   Zero Coupon, Step Coupon And Pay-In-Kind Securities......................B-8

   Depository Receipts......................................................B-9

   Short Sales..............................................................B-9

   Financial Futures and Forward Contracts..................................B-9

   Investment Company Securities And Exchange Traded Funds..................B-19

   Reverse Repurchase Agreements............................................B-19

   Preferred Stocks.........................................................B-19

   Convertible Securities...................................................B-19

   Warrants.................................................................B-20

   High-Yield, High Risk Bonds..............................................B-20

   Hybrid Instruments.......................................................B-20

   Variable Rate Securities.................................................B-20

   Short-Term Trading.......................................................B-20

   Loans and Other Direct Debt Instruments..................................B-20

   Firm Commitment Agreements and "When-Issued" Securities..................B-21

   Eurodollar Certificates of Deposit.......................................B-22

   Dollar Roll Transactions.................................................B-22

   Private Placement Transactions and Illiquid Assets.......................B-23

   Securities Lending.......................................................B-23

   Securities on The Restricted List of Mason Street Advisors, LLC..........B-23

   Risk Factors for Foreign Securities, Foreign Currencies and Foreign
    Interest Rates..........................................................B-24

   Portfolio Turnover.......................................................B-27

   Management of the Fund...................................................B-28

   Ownership of Shares of the Fund..........................................B-38

   Investment Advisory and Other Services...................................B-41

   Proxy Voting Policies and Procedures.....................................B-44

   Portfolio Transactions and Brokerage Allocation and Other Practices......B-61

   Organization and Capital Stock...........................................B-63

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----


   Purchase, Redemption and Pricing of Shares...............................B-63

   Taxes and Dividends......................................................B-67

   Calculation of Yield Quotations of the Money Market Portfolio............B-68

   Appendix A...............................................................B-69

   Appendix B...............................................................B-76


   Report of Independent Auditors...........................................F-1

   Financial Statements and Schedules Of Investments........................F-2

INVESTMENT POLICIES

Investment Restrictions
-----------------------

Fundamental Policies

The investment restrictions of the Portfolios numbered 1 - 8 below in this section are fundamental policies and may be changed only with the approval of the majority of the Portfolio's shares outstanding.


1. Each Portfolio, other than the Index 500 Stock Portfolio and the Index 400 Stock Portfolio, will not purchase securities if, as a result of such purchase, the Portfolio's investments would be concentrated, within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act") and the rules and regulations thereunder, in securities of issuers in a particular industry or group of industries. Investments in other investment companies shall not be considered an investment in any industry or group of industries for purposes of this restriction. This investment restriction shall not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities.

2. A Portfolio may not make loans to other persons except to the extent permitted by the Investment Company Act of 1940 and the rules and regulations thereunder, and pursuant to any exemptive relief granted by the SEC. This restriction shall not prevent the Portfolio from making loans (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies, (c) to the extent the entry into a repurchase agreement is deemed to be a loan, or (d) to affiliated investment companies to the extent permitted by the 1940 Act and the rules and regulations thereunder, or any exemptions therefrom that may be granted by the SEC.

3. A Portfolio may not engage in the business of underwriting the securities of other issuers, except as permitted by the 1940 Act and the rules and regulations thereunder, or pursuant to any exemptive order that may be granted by the SEC. This restriction does not prevent the Portfolio from engaging in transactions involving the acquisition, disposition or resale of Portfolio securities, regardless of whether the Portfolio may be considered an underwriter under the Securities Act of 1933, as amended, and does not prevent the Portfolio from selling its own shares.


4. A Portfolio may not purchase or sell real estate. However, each Portfolio may invest in securities issued by companies, including real estate investment trusts, which invest in real estate or interests therein.


5. A Portfolio may not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments. This restriction does not prohibit the Portfolio from engaging in transactions involving foreign currency, futures contracts and options, forward contracts, swaps, caps, floors, collars, securities purchased on a forward commitment or delayed delivery basis, or other derivative instruments, or other financial instruments that are secured by physical commodities, in accordance with the 1940 Act and the rules and regulations thereunder, or pursuant to any exemptive relief that may be granted by the SEC.

6. A Portfolio may not issue securities senior to the presently authorized shares of the Portfolio except to the extent permitted by the 1940 Act and the rules and regulations thereunder, or pursuant to any exemptive relief that may be granted by the SEC. This restriction shall not be deemed to prohibit the Portfolio from (a) making any permitted borrowings, loans, mortgages or pledges; (b) entering into options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions, (c) engaging in when-issued and delayed delivery transactions, or (d) making short sales of securities to the extent permitted by the 1940 Act and the rules and regulations thereunder, or pursuant to any exemptive relief that may be granted by the SEC.

7. A Portfolio may not borrow money, except that a Portfolio may borrow money to the extent permitted by the 1940 Act and the rules and regulations thereunder, or to the extent permitted by any exemptive relief that may be granted by the SEC.

8. All of the Portfolios, except the Index 500 Stock Portfolio and Index 400 Stock Portfolio, shall be diversified investment companies as defined under the 1940 Act. The Index 500 Stock Portfolio and Index 400 Stock Portfolio shall be non-diversified investment companies as defined under the 1940 Act.

     The remainder of this section describes the parameters of the 1940 Act and the rules and regulations thereunder as they apply to certain fundamental policies listed above. The above references to exemptive relief granted by the SEC include exemptive orders issued by the SEC to the Fund or its affiliates or applicable SEC no-action letters on which the Fund may rely. The Fund has not applied for, or received, any such exemptive orders but may make such an application in the future.

     The SEC Staff has taken the position that a fund is "concentrated" if it invests 25% or more of its assets in any one industry. Generally, a fund must indicate in its registration statement whether or not it will be "concentrated." The SEC Staff has granted additional limited exemption from the concentration rules for index funds, such as the Index 500 Stock Portfolio and Index 400 Stock Portfolio, because of the unique nature of these funds tracking an independent index.

     The 1940 Act prohibits the Portfolios from issuing "senior securities," except that the Portfolios are permitted to borrow money from banks in an amount up to 33-1/3% of their assets and may engage in the activities identified above in investment restriction number 6 to the extent liquid assets of each Portfolio designated as segregated, or margin, collateral or escrow arrangements are established, to cover the related obligations.

     The 1940 Act does not prohibit a fund from selling securities short or from making loans but requires that funds disclose the extent to which they may engage in such activities. The Fund's policies regarding short sales and making loans of portfolio securities may be found herein on pages 9 and 23, respectively. The 1940 Act does restrict a fund from making loans to affiliated investment companies except upon receipt of an exemptive order from the SEC.

     The term "non-diversified," as used above in investment restriction number 8, means that more than 25% of a Portfolio's total assets may be invested in securities (excluding cash, government securities and securities of other investment companies) each of which represents more than 5% of such Portfolio's total assets or more than 10% of such securities' outstanding voting securities. Any Portfolio that is non-diversified would still intend to comply with the applicable asset diversification requirements under the Internal Revenue Code. See "Taxes" on page 67.


Operating Policies

     The investment restrictions of the Portfolios set forth in this section are operating policies which may be changed by the Board of Directors of the Fund without a vote of the outstanding shares of the Portfolios.

1. With respect to 75% of its total assets, a Portfolio may not purchase securities of an issuer (other than the U.S. government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. government securities, and other investment companies) if (a) such purchase would, at the time, cause more than 5% of the Portfolio's total assets, taken at market value, to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio.

2. A Portfolio may not purchase the securities of any other investment company except in compliance with Investment Company Act of 1940.

3. A Portfolio may not purchase illiquid securities if, as a result, more than 15% of its net assets would be invested in such securities. For the Money Market Portfolio the limit is 10%.

4. A Portfolio may not purchase securities on margin, except to the extent permitted under the Investment Company Act of 1940. A Portfolio may obtain such short term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

5. A Portfolio may not borrow money for purposes of leverage or investment in excess of 15% of its total assets.

6. A Portfolio may purchase and sell commodities and commodity contracts only to the extent that such activities do not result in the Portfolio being a "commodity pool" as defined in the Commodity Exchange Act and the rules and regulations of the Commodity Futures Trading Commission.

     As an operating policy, which may be changed by the Board of Directors without a vote of the shareholders, the T. Rowe Price Small Cap Value Portfolio and the T. Rowe Price Equity Income Portfolio will not purchase securities of open-end or closed-end investment companies except (1) in compliance with the Investment Company Act of 1940, or (2) securities of the T. Rowe Price Reserve Investment Fund or T. Rowe Price Government Reserve Investment Fund, each a series of the T. Rowe Price Reserve Investment Funds, Inc.

     As an operating policy, which may be changed by the Board of Directors without shareholder approval, the International Growth Portfolio and the Franklin Templeton International Equity Portfolio will not invest more than 15% of their total assets in securities of foreign issuers which are not listed on a recognized United States or foreign securities exchange.

Repurchase Agreements
---------------------

     Each of the Portfolios may invest in repurchase agreements. A repurchase agreement customarily obligates the seller at the time it sells securities to the Portfolio to repurchase the securities at a mutually agreed upon time and price. The total amount received on repurchase would be calculated to exceed the price paid by the Portfolio, reflecting an agreed upon market rate of interest for the period from the time of the repurchase agreement to the settlement date, and would not necessarily be related to the interest rate on the underlying securities. The differences between the total amount to be received upon repurchase of the securities and the price which was paid by the Portfolio upon their acquisition is accrued as interest and is included in the Portfolio's net income declared as dividends. Each Portfolio intends to limit repurchase agreements to transactions with financial institutions having total assets in excess of $1,000,000,000 and with broker-dealers. Securities subject to repurchase agreements shall be limited to obligations of or guaranteed by the U.S. Government or its agencies or by the Government of Canada or of a Province of Canada or any instrumentality or political subdivision thereof, certificates of deposit of banks or commercial paper which meets the criteria for other commercial paper in which the Portfolio may invest. A Portfolio will not invest more than 10% of its total assets in repurchase agreements which have maturities of more than seven days and will not invest in repurchase agreements with maturities of over 30 days. Under no circumstances will a Portfolio enter into a repurchase agreement with The Northwestern Mutual Life Insurance Company ("Northwestern Mutual").

     Each Portfolio has the right to sell securities subject to repurchase agreements but would be required to deliver identical securities upon maturity of the repurchase agreement unless the seller fails to pay the repurchase price. It is each Portfolio's intention not to sell securities subject to repurchase agreements prior to the agreement's maturity. To the extent that the proceeds from any sale upon a default in the obligation to repurchase were less than the repurchase price, the Portfolio would suffer a loss. The Portfolio might also incur disposition costs in connection with liquidating its collateral and, if bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the Portfolio may be delayed or limited and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceedings. To minimize the possibility of losses due to the default or bankruptcy of the seller, the Portfolio has adopted standards of creditworthiness for all broker-dealers with which the Portfolio enters into repurchase agreements and will review compliance by such broker-dealers periodically.

Pass-Through Securities
-----------------------

     The Portfolios may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities, credit-linked trust certificates, traded custody receipts and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Portfolios. The most common type of pass-through securities are mortgage-backed securities. Ginnie Mae Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Portfolio will generally purchase "modified pass-through" Ginnie Mae Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the "issuer" and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment. Ginnie Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. government.

     Freddie Mac issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble Ginnie Mae Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Freddie Mac guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by Freddie Mac as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. government.

     Fannie Mae issues guaranteed mortgage pass-through certificates ("Fannie Mae Certificates"). Fannie Mae Certificates resemble Ginnie Mae Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by Fannie Mae as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. government.

     Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Portfolios), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. A portfolio manager will consider estimated prepayment rates in calculating the average weighted maturity of a Portfolio. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Portfolio might be converted to cash and that Portfolio will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Portfolio's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

     Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals.

     The Portfolios also may invest in pass through securities, which are interests evidencing direct ownership of a pool of debt securities. Holders of the interests are entitled to receive distributions of interest, principal and other payments on each of the underlying debt securities (less expenses). The underlying debt securities have a specified maturity but are subject to prepayment risk because if an issuer prepays the principal, a Portfolio may have additional cash to invest at a time when prevailing interest rates have declined and reinvestment of the funds is made at a lower rate. The value of the underlying debt securities may change due to changes in market interest rates. If interest rates rise, the value of the underlying debt securities, and therefore the value of the pass through security, may decline. If the underlying debt securities are high-yield securities, the risks associated with high-yield/high-risk securities discussed in this SAI and in the Portfolios' Prospectus may apply.

Variable Rate Securities
------------------------

     Variable rate securities bear rates of interest that are adjusted periodically or which "float" continuously according to formulae intended to minimize fluctuations in values of the instruments. For the Money Market Portfolio, the Portfolio determines the maturity of variable rate securities in accordance with Securities and Exchange Commission rules that allow the Portfolio to consider certain of such instruments as having maturities less than the maturity date on the instrument.

Zero Coupon, Step Coupon And Pay-In-Kind Securities
---------------------------------------------------

     Each Portfolio may invest up to 10% (without limit for High Yield Bond Portfolio and Select Bond Portfolio) of its assets in zero coupon, pay-in-kind and step coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For the purposes of any Portfolio's restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

     Current federal income tax law requires holders of zero coupon and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under the Code, a Portfolio must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Portfolio will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years that Portfolio may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A Portfolio might obtain such cash from selling other portfolio holdings which might cause the Portfolio to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Portfolio expenses could be allocated and to reduce the rate of return for the Portfolio. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Portfolio to sell the securities at the time.

     Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Depositary Receipts
-------------------

     The Portfolios may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Portfolios may also invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similar to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.

     Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the Portfolios' Prospectus.

Short Sales
-----------

     Each Portfolio may engage in "short sales against the box." This technique involves selling either a security that a Portfolio owns, or a security equivalent in kind and amount to the security sold short that the Portfolio has the right to obtain, for delivery at a specified date in the future. A Portfolio may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, a Portfolio loses the opportunity to participate in the gain.

     The Portfolios may also engage in "naked" short sales. In a naked short sale transaction, a Portfolio sells a security it does not own to a purchaser at a specified price. To complete a naked short sale, a Portfolio must: (1) borrow the security to deliver it to the purchaser and (2) buy that same security in the market to return it to the lender. A Portfolio may sell securities short only on a fully collateralized basis, as permitted by SEC interpretations. At the time of a short sale, a Portfolio will establish and maintain a segregated account consisting of liquid assets equal in value to the purchase price due on the settlement date under the short sale period. The value of the liquid assets will be marked to market daily. A Portfolio will engage in naked short sales when its portfolio manager anticipates that the security's market purchase price will be less than its borrowing price. Naked short sales involve the same fundamental risk as short sales against the box, as described in the previous paragraph. In addition, naked short sales carry risks of loss if the value of a security sold short increases prior to the scheduled delivery date and a Portfolio must pay more for the security than it has received from the purchaser in the short sale. The total market value of all of a Portfolio's naked short sale positions will not exceed 5% of its assets.

Financial Futures And Forward Contracts
---------------------------------------


     Futures Contracts. The Portfolios may enter into contracts for the purchase or sale for future delivery of equity securities, debt securities, foreign currencies or contracts based on financial indices, including indices of U.S. government securities, foreign government securities, equity or debt securities. The Portfolios may use futures and other derivatives for hedging purposes (including to gain exposure to the market pending investment of cash balances or to meet liquidity needs) or for non-hedging purposes such as seeking to enhance total return. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.


     The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and may be maintained in cash or certain other liquid assets by the Portfolios' custodian for the benefit of the FCM. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Portfolio's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Portfolio, that Portfolio may be entitled to return of margin owed to such Portfolio only in proportion to the amount received by the FCM's other customers.


     Under exemptive regulations adopted by the CFTC, each of the Portfolios will not be registered with, or regulated by the CFTC as a "commodity pool operator." The Commodity Exchange Act defines the term "commodity pool operator" to mean "any person engaged in a business that is of the nature of an investment trust, syndicate, or similar form of enterprise, and who, in connection therewith, solicits, accepts, or receives from others, funds, securities, or property, either directly or through capital contributions, the sale of stock or other forms of securities, or otherwise, for the purpose of trading in any commodity for future delivery on or subject to the rules of any contract market or derivatives transaction execution facility." The Portfolios have claimed an exclusion from the "commodity pool operator" definition as investment companies registered under the 1940 Act, and therefore are not subject to registration and regulation as "commodity pool operators."





     Although a Portfolio will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to that Portfolio immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because a Portfolio's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, such Portfolio's return could be diminished due to the opportunity losses of foregoing other potential investments.

     The primary purposes a Portfolio enters into futures contracts are to meet the liquidity needs of the Portfolio while maintaining the Portfolio's exposure to the securities markets and to otherwise protect the Portfolio from fluctuations in the value of the securities markets without actually buying or selling the underlying debt or equity securities. For example, if the Portfolio anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Portfolio could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that Portfolio not participating in a market advance. This technique is sometimes known as an anticipatory hedge. A Portfolio may also use this technique with respect to an individual company's stock. To the extent a Portfolio enters into futures contracts for this purpose, the segregated assets maintained to cover such Portfolio's obligations with respect to the futures contracts will consist of other liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by that Portfolio with respect to the futures contracts. Conversely, if a Portfolio holds stocks and seeks to protect itself from a decrease in stock prices, the Portfolio might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. Similarly, if a Portfolio holds an individual company's stock and expects the price of that stock to decline, the Portfolio may sell a futures contract on that stock in hopes of offsetting the potential decline in the company's stock price. A Portfolio could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

     If a Portfolio owns bonds and the portfolio manager expects interest rates to increase, that Portfolio may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that Portfolio selling bonds in its portfolio. If interest rates increase as anticipated, the value of the bonds would decline, but the value of that Portfolio's interest rate futures contract will increase, thereby keeping the net asset value of that Portfolio from declining as much as it may have otherwise. If, on the other hand, a portfolio manager expects interest rates to decline, that Portfolio may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although a Portfolio can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

     The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by a portfolio manager still may not result in a successful use of futures.

     Futures contracts entail risks. Although the Portfolios believe that use of such contracts will benefit the Portfolios, a Portfolio's overall performance could be worse than if such Portfolio had not entered into futures contracts if the portfolio manager's investment judgement proves incorrect. For example, if a Portfolio has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that Portfolio will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. This risk may be magnified for single stock futures transactions, as the Portfolio's portfolio manager must predict the direction of the price of an individual stock, as opposed to securities prices generally. In addition, if a Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to such Portfolio.

     The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Portfolio will not match exactly such Portfolio's current or potential investments. A Portfolio may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests - for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities - which involves a risk that the futures position will not correlate precisely with the performance of such Portfolio's investments.

     Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Portfolio's investments, such as with a single stock futures contract. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract.

Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Portfolio's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Portfolio may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Portfolio's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that Portfolio's other investments.

     Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Portfolio to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Portfolio may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, such Portfolio's access to other assets held to cover its futures positions also could be impaired.

     Options on Futures Contracts. The Portfolios may buy and write put and call options on futures contracts. An option on a future gives a Portfolio the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. As with other option transactions, securities will be segregated to cover applicable margin or segregation requirements on open futures contracts. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Portfolio is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures' price at the expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in that Portfolio's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures' price at expiration of the option is higher than the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which that Portfolio is considering buying. If a call or put option a Portfolio has written is exercised, such Portfolio will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, a Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

     The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.

     The amount of risk a Portfolio assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

     Forward Contracts. The Portfolios may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies or other financial instruments. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the assets at the time of delivery. Currently, the Portfolios do not intend to invest in forward contracts other than forward currency contracts. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

     The following discussion summarizes the Portfolios' principal uses of forward foreign currency exchange contracts ("forward currency contracts"). A Portfolio may enter into forward currency contracts with stated contract values of up to the value of that Portfolio's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). A Portfolio will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). A Portfolio also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in that currency ("position hedge") or by participating in options or futures contracts with respect to the currency. A Portfolio also may enter into a forward currency contract with respect to a currency where the Portfolio is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). In any of these circumstances a Portfolio may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio manager believes there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge").

     These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Portfolio's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting a Portfolio's currency exposure from one foreign currency to another removes that Portfolio's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such Portfolio if its portfolio manager's projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts.

     The Portfolios will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in or whose value is tied to, the currency underlying the forward contract or the currency being hedged. To the extent that a Portfolio is not able to cover its forward currency positions with underlying portfolio securities, the Portfolios' custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of such Portfolio's commitments under forward contracts entered into with respect to position hedges, cross-hedges and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, a Portfolio will find alternative cover or segregate additional cash or liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of such Portfolio's commitments with respect to such contracts. As an alternative to segregating assets, a Portfolio may buy call options permitting such Portfolio to buy the amount of foreign currency being hedged by a forward sale contract or a Portfolio may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

     While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contacts. In such event, the Portfolios' ability to utilize forward contracts may be restricted. In addition, a Portfolio may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Portfolio assets.

     Options on Foreign Currencies. The Portfolios may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Portfolio may buy put options on the foreign currency. If the value of the currency declines, such Portfolio will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

     Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, a Portfolio could sustain losses on transactions in foreign currency options that would require such Portfolio to forego a portion or all of the benefits of advantageous changes in those rates.

     The Portfolios may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Portfolio could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the decline in value of portfolio securities will be offset by the amount of the premium received.

     Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow that Portfolio to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a Portfolio would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

     The Portfolios may write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is "covered" if that Portfolio owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if a Portfolio has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by such Portfolio in cash or other liquid assets in a segregated account with the Portfolios' custodian.

     The Portfolios also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which a Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, a Portfolio will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

     Options on Securities. In an effort to increase current income and to reduce fluctuations in net asset value, the Portfolios may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges and over-the-counter. The Portfolios may write and buy options on the same types of securities that the Portfolios may purchase directly.

     A put option written by a Portfolio is "covered" if that Portfolio (i) segregates cash not available for investment or other liquid assets with a value equal to the exercise price of the put with the Portfolios' custodian or (ii) holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

     A call option written by a Portfolio is "covered" if that Portfolio owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Portfolios' custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if a Portfolio holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by that Portfolio in cash and other liquid assets in a segregated account with its custodian.

     The Portfolios also may write call options that are not covered for cross-hedging purposes. A Portfolio collateralizes its obligation under a written call option for cross-hedging purposes by segregating cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. A Portfolio would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and its portfolio manager believes that writing the option would achieve the desired hedge.

     The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

     The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction". This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction". This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

     In the case of a written call option, effecting a closing transaction will permit a Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit a Portfolio to write another put option to the extent that the exercise price is secured by other liquid assets. Effecting a closing transaction also will permit a Portfolio to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If a Portfolio desires to sell a particular security from its portfolio on which it has written a call option, such Portfolio will effect a closing transaction prior to or concurrent with the sale of the security.

     A Portfolio will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. A Portfolio will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Portfolio.

     An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, the Portfolio may not be able to effect closing transactions in particular options and the Portfolio would have to exercise the options in order to realize any profit. If a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options, (ii) restrictions imposed by a national securities exchange ("Exchange") on which the option is traded on opening or closing transactions or both, (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange, (v) the facilities of an Exchange or of the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

     A Portfolio may write options in connection with buy-and-write transactions. In other words, a Portfolio may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out- of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between that Portfolio's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

     The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Portfolio's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Portfolio may elect to close the position or take delivery of the security at the exercise price and that Portfolio's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

     A Portfolio may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

     A Portfolio may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that Portfolio.

     The Portfolios may write straddles (combinations of put and call options of the same underlying security), which are generally a nonhedging technique used for purposes such as seeking to enhance return. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out than individual options contracts. The straddle rules of the Code require deferral of certain losses realized on positions of a straddle to the extent that the Portfolio has unrealized gains in offsetting positions at year-end. The holding period of the securities comprising the straddle will be suspended until the straddle is terminated.

     Eurodollar Futures Contracts Or Options Thereon. A Portfolio may make investments in Eurodollar futures contracts or options thereon. Eurodollar futures contracts or options thereon are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

     Federal Income Tax Treatment. For Federal income tax purposes, each Portfolio is required to recognize as income for each taxable year its net unrealized gains and losses on futures contracts as of the end of the year as well as those actually realized during the year. Any gain or loss recognized with respect to a futures contract is considered to be 60% long-term and 40% short-term, without regard to the holding period of the contract. In the case of a futures transaction classified as a "mixed straddle", the recognition of losses may be deferred to a later taxable year.

     In order for each Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities. Any net gain realized from the closing out of futures contracts, for purposes of the 90% requirement, is considered gain from the sale of securities and therefore is qualifying income.

     Interest Rate Swaps, Caps, Floors and Credit Default Swaps

     Each of the Portfolios may invest in interest rate swaps, caps, floors and credit default swaps in accordance with the respective investment objectives and policies of the Portfolios.

     Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Portfolio's exposure to long- or short-term interest rates, mortgage securities, corporate borrowing rates, or other factors. Swap agreements can take many different forms and are known by a variety of names. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor. Swap agreements will tend to shift a portfolio's investment exposure from one type of investment to another. Caps and floors have an effect similar to buying or writing options. A credit default swap is designed to transfer the default risk of a particular debt instrument in exchange for a periodic premium. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Portfolio's investments and its share price. The most significant factor in the performance of interest rate swap agreements is the change in the specific interest rate that determines the amounts of payments due to and from a Portfolio. If a swap agreement calls for payments by the Portfolio, the Portfolio must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. A Portfolio may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

     Additional Risks Of Options On Foreign Currencies, Forward Contracts And Foreign Instruments. Unlike transactions entered into by the Portfolios in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

     Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the over-the- counter market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

     The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

     In addition, options on U.S. government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

Investment Company Securities And Exchange Traded Funds
-------------------------------------------------------

     From time to time, the Portfolios may invest in securities of other investment companies, subject to the provisions of Section 12(d)(1) of the 1940 Act. Investment companies may include index-based investments such as exchange traded funds ("ETFs"), which hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index, although lack of liquidity in an ETF could result in it being more volatile. As a shareholder of another investment company, a Portfolio would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses a Portfolio bears directly in connection with its own operation. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs.) Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Reverse Repurchase Agreements
-----------------------------

     Each of the Portfolios may enter into reverse repurchase agreements with banks and broker-dealers. Such agreements involve the sale of money market securities held by a Portfolio pursuant to an agreement to repurchase the securities at an agreed upon price, date and interest payment. The Portfolio will use the proceeds of reverse repurchase agreements to purchase other money market securities which either mature, or can be sold under an agreement to resell, at or prior to the expiration of the reverse repurchase agreement. A Portfolio will utilize reverse repurchase agreements when the interest income to be earned from the investment of proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction. When effecting reverse repurchase transactions, a Portfolio will hold securities of a dollar amount equal in value to the securities subject to the reverse repurchase agreement in a segregated account. Amounts subject to reverse repurchase agreements are also subject to a 300% asset coverage requirement. If such amounts in the aggregate exceed this asset coverage requirement, the Portfolio would be obligated within three days to reduce such amounts to meet the requirement. Under no circumstances will a Portfolio enter into a reverse repurchase agreement with Northwestern Mutual.

Preferred Stocks
----------------

     Each of the Portfolios may invest in preferred stocks. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. While most preferred stocks pay a dividend, preferred stock may be purchased where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investment would be made primarily for their capital appreciation potential.

Convertible Securities
----------------------

     Each of the Portfolios may invest in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features.

Warrants
--------


     Each of the Portfolios may invest in warrants. No Portfolio intends to invest more than 2% of its net assets in warrants that are not listed on a national securities exchange. In no event will a Portfolio's investment in warrants exceed 5% of its net assets. For the T. Rowe Price Small Cap Value,
T. Rowe Price Equity Income and Capital Guardian Domestic Equity Portfolios, investments in warrants will not exceed 20% of the net asset value of the Portfolio. (A warrant is a right to buy a certain security at a set price during a certain time period.)


High-Yield, High-Risk Bonds
---------------------------

     Each of the Portfolios, except the Money Market Portfolio, may invest in high-yield, high-risk bonds, commonly referred to as "junk" bonds. The total return and yield of junk bonds can be expected to fluctuate more than the total return and yield of higher-quality, shorter-terms bonds, but is not as much as those of common stocks. Junk bonds are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Each Portfolio, except for the High Yield Bond Portfolio, will not invest more than 10% of its assets in high-yield, high-risk bonds. The High Yield Bond Portfolio may invest without limit in high-yield, high-risk bonds.

Hybrid Instruments
------------------

     Each of the Portfolios (except the Money Market Portfolio) may invest in hybrid instruments. Hybrid instruments have recently been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of a commodity, particular currency, or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity. Hybrid instruments may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an instrument could be zero. Hybrid instruments can have volatile prices and limited liquidity and their use by a Portfolio may not be successful.

Variable Rate Securities
------------------------

     Variable rate securities bear rates of interest that are adjusted periodically or which "float" continuously according to formulae intended to minimize fluctuations in values of the instruments. For the Money Market Portfolio, the Fund determines the maturity of variable rate securities in accordance with Securities and Exchange Commission rules that allow the Fund to consider certain of such instruments as having maturities less than the maturity date on the instrument.

Short-Term Trading
------------------

     Each Portfolio will generally not engage in short-term trading (purchases and sales within seven days).

Loans and Other Direct Debt Instruments
---------------------------------------


     Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a Portfolio supply additional cash to a borrower on demand.

     Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

     Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest. Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

     The Portfolios, other than the Index 500 Stock Portfolio and Index 400 Stock Portfolio, limit the amount of total assets that they will invest in issuers within the same industry (see the Portfolios' investment limitations). For purposes of these limitations, a Portfolio generally will treat the borrower as the "issuer" of indebtedness held by the Portfolio. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a Portfolio and the borrower, if the participation does not shift to the Portfolio the direct debtor-creditor relationship with the borrower, SEC interpretations require a Portfolio, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a Portfolio's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.


Firm Commitment Agreements and "When-Issued" Securities
-------------------------------------------------------

     Each Portfolio may enter into firm commitment agreements for the purchase of securities at an agreed upon price on a specified future date. A Portfolio may purchase new issues of securities on a "when-issued" basis, whereby the payment obligation and interest rate on the instruments are fixed at the time of the transaction. Such transactions might be entered into, for example, when the manager of a Portfolio anticipates a decline in the yield of securities of a given issuer and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued or delivered later.

     A Portfolio will not enter into such a transaction for the purpose of investment leverage. Liability for the purchase price - and all the rights and risks of ownership of the securities - accrue to the Portfolio at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Portfolio to purchase the security at a price above the current market price on the date of delivery and payment. During the time the Portfolio is obligated to purchase such securities it will maintain in a segregated account U.S. Government securities, high-grade debt obligations, or cash or cash equivalents of an aggregate current value sufficient to make payment for the securities.

Eurodollar Certificates of Deposit
----------------------------------

     Each of the Portfolios may purchase Eurodollar certificates of deposit issued by foreign branches of U.S. banks, but consideration will be given to their marketability and possible restrictions on the flow of international currency transactions. Investment in such securities involves considerations which are not ordinarily associated with investing in domestic instruments, including currency exchange control regulations, the possibility of expropriation, seizure, or nationalization of foreign deposits, less liquidity and increased volatility in foreign securities markets, and the impact of political, social or diplomatic developments or the adoption of other foreign government restrictions that might adversely affect the payment of principal and interest. If the Portfolio were to invoke legal processes, it might encounter greater difficulties abroad than in the United States.

Dollar Roll Transactions
------------------------


     Dollar roll transactions consist of the sale by a portfolio to a bank or broker/dealer (the "counterparty") of mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at a similar price. Dollar roll transactions may also consist solely of a commitment to purchase mortgage-backed securities from the counterparty. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A Portfolio will receive compensation as consideration for entering into the commitment to purchase. The compensation can be in the form of a fee or a reduction in the repurchase price of the security. Typically, a Portfolio will receive a reduction in the repurchase price of the security and a cash settlement made at the renewal without physical delivery of securities. Dollar rolls may be renewed over a period of several months with a different purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which a portfolio agrees to buy a security on a future date.


     A portfolio will segregate cash, U.S. Government securities or other liquid assets in an amount sufficient to meet their purchase obligations under the transactions. A portfolio will also maintain asset coverage of at least 300% for all outstanding firm commitments, dollar rolls and other borrowings.


     Dollar rolls may be treated for purposes of the 1940 Act, as borrowings of a Portfolio because they involve the sale of a security coupled with an agreement to repurchase. A dollar roll involves costs to a Portfolio. For example, while a Portfolio receives compensation as consideration for agreeing to repurchase the security, a Portfolio forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the compensation received by a Portfolio, thereby effectively charging a Portfolio interest on its borrowings. Further, although a Portfolio can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of a Portfolio's borrowing.


     The entry into dollar rolls involves potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a Portfolio's right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a Portfolio is able to purchase them. Similarly, a Portfolio may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a Portfolio, the security that a Portfolio is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a Portfolio's use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Private Placement Transactions and Illiquid Assets
--------------------------------------------------

     Each Portfolio may invest up to 15% of its total assets in securities acquired in private placement transactions and other illiquid assets. For the Money Market Portfolio the limit is 10%. For the purpose of determining each Portfolio's net asset value, these assets will be valued at their fair value as determined in good faith by the Portfolio's Directors. If a Portfolio should have occasion to sell an investment in restricted securities at a time when the market for such investments is unfavorable, a considerable period may elapse between the time when the decision to sell it is made and the time when the Portfolio will be able to sell the investment, with a possible adverse effect upon the amount to be realized from the sale.

     Notwithstanding these limitations a Portfolio may purchase securities which, though not registered under the Securities Act of 1933 (the "1933 Act"), are eligible for purchase and sale pursuant to Rule 144A under the 1933 Act. Rule 144A permits unregistered securities to be traded among qualified institutional investors, including the Portfolios. Rule 144A securities that are determined to be liquid are not subject to the limitations on illiquid assets. The Portfolio's investment adviser, Mason Street Advisors, LLC, determines and monitors the liquidity status of each Rule 144A security in which a Portfolio invests, subject to supervision and oversight by the Board of Directors of the Portfolio. The investment adviser takes into account all of the factors which may have a material bearing on the ability of the Portfolio to dispose of the security in seven days or less, at a price reasonably consistent with the value used to determine the Portfolio's net asset value per share, including the following factors: (1) the frequency and volume of trades, (2) the number and sources of price quotes, (3) the number, and identity, of dealers willing to purchase or sell the issue, and the number and identity of other potential purchasers, (4) any dealer undertakings to make a market in the security, (5) the nature of the security, and (6) the nature of the market in which the issue is traded, including the time typically required to make trades, the methods of soliciting offers and the mechanics of transfer.

Securities Lending
------------------

     Each Portfolio except the Money Market Portfolio may lend its portfolio securities to broker-dealers or other qualified institutions. The loans must be continuously secured by collateral at least equal at all times to the value of the securities lent, marked to market on a daily basis. The collateral received will consist of money market instruments and other liquid assets. While the securities are being lent, the Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer of the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Portfolios have the right to call each loan and obtain the securities within the normal settlement period for the securities. The risks in lending portfolio securities consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral if the borrower defaults. Securities loans will be made only to borrowers found by the adviser or a subadviser to be creditworthy and will not be made unless, in the judgment of the adviser or subadviser, the consideration to be earned from such loans would justify the risk.


Securities on The Restricted List of Mason Street Advisors, LLC
---------------------------------------------------------------

     The Portfolios may be precluded from purchasing or selling securities of issuers that from time to time are placed on the restricted lists of Mason Street Advisors, LLC or certain of its corporate affiliates. An issuer is placed on one or more of these restricted lists (i) when certain employees of Mason Street Advisors, LLC or its affiliate companies come into possession of what may be material, nonpublic information or (ii) as necessary to ensure compliance with other securities laws or regulations. The presence of an issuer on the restricted list of Mason Street Advisors, LLC or certain of its affiliates could impair liquidity for securities of the issuer owned by the Portfolios and may result in a loss of buying opportunities for the Portfolios.

Risk Factors for Foreign Securities, Foreign Currencies and Foreign Interest
----------------------------------------------------------------------------
Rates
-----


     Foreign Securities The International Growth Portfolio and the Franklin Templeton International Equity Portfolio each have an unlimited right to purchase securities in any foreign country, developed or developing, if they are listed on a stock exchange, as well as a limited right to purchase such securities if they are unlisted. The T. Rowe Price Small Cap Value, T. Rowe Price Equity Income, Capital Guardian Domestic Equity, Asset Allocation, Small Cap Growth Stock Portfolio, Aggressive Growth Stock Portfolio, Growth Stock Portfolio, Large Cap Core Stock Portfolio, Select Bond Portfolio, Balanced Portfolio, Janus Capital Appreciation Portfolio, AllianceBernstein Mid Cap Value Portfolio and High Yield Bond Portfolio may each invest a portion of their assets in foreign securities. The Small Cap Growth Stock Portfolio, Aggressive Growth Stock Portfolio, Growth Stock Portfolio and Large Cap Core Stock Portfolio may invest up to 20% of their net assets in the equity securities of issuers from countries outside the U.S., including issuers in countries with emerging markets or economies. The High Yield Bond Portfolio may invest up to 30% of its net assets in foreign securities consistent with its investment objective. Notwithstanding their ability to invest in such foreign securities up to such respective limits, the Small Cap Growth Stock Portfolio, Aggressive Growth Stock Portfolio, Growth Stock Portfolio, Large Cap Core Stock Portfolio and High Yield Bond Portfolio have no present intention to do so. Such investments may be in U.S. currency denominated debt issues or in debt securities in the currency of other nations. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.


     There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies are not generally subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Portfolios, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing their assets and calculating their net asset value. Foreign markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Although the International Growth Portfolio and the Franklin Templeton International Equity Portfolio may invest up to 15% of their total assets in unlisted foreign securities, including up to 10% of their total assets in securities with a limited trading market, in the opinion of management such securities with a limited trading market generally do not present a significant liquidity problem. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S.

     Emerging markets. Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict each Portfolio's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
(iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in many developing countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in some developing countries may be slowed or reversed by unanticipated political or social events in such countries.

     In addition, many countries in which the Portfolios may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position.

     Investments in developing countries may involve risks of nationalization, expropriation and confiscatory taxation. For example, the Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of expropriation, each Portfolio could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in certain developing countries. Finally, even though the currencies of some developing countries, such as certain Eastern European countries, may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to the shareholders of a Portfolio.

     Russian securities. Investing in Russian companies involves a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets, and should be considered highly speculative. Such risks include, together with Russia's continuing political and economic instability and the slow-paced development of its market economy, the following:
(a) delays in settling portfolio transactions and risk of loss arising out of Russia's system of share registration and custody; (b) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgment; (c) pervasiveness of corruption, insider-trading, and crime in the Russian economic system; (d) currency exchange rate volatility and the lack of available currency hedging instruments; (e) higher rates of inflation (including the risk of social unrest associated with periods of hyper-inflation); (f) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on a Portfolio's ability to exchange local currencies for U.S. dollars; (g) the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union, or the nationalization of privatized enterprises; (h) the risks of investing in securities with substantially less liquidity and in issuers having significantly smaller market capitalizations, when compared to securities and issuers in more developed markets; (i) the difficulties associated in obtaining accurate market valuations of many Russian securities, based partly on the limited amount of publicly available information; (j) the financial condition of Russian companies, including large amounts of inter-company debt which may create a payments crisis on a national scale; (k) dependency on exports and the corresponding importance of international trade; (l) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of the new tax laws; (m) possible difficulty in identifying a purchaser of securities held by the Portfolios due to the underdeveloped nature of the securities markets; (n) the possibility that pending legislation could restrict the levels of foreign investment in certain industries, thereby limiting the number of investment opportunities in Russia; (o) the risk that pending legislation would confer to Russian courts the exclusive jurisdiction to resolve disputes between foreign investors and the Russian government, instead of bringing such disputes before an internationally-accepted third-country arbitrator; and (p) the difficulty in obtaining information about the financial condition of Russian issuers, in light of the different disclosure and accounting standards applicable to Russian companies.

     There is little long-term historical data on Russian securities markets because they are relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. Because of the recent formation of the securities markets as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by extracts from the register or by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity and it is possible for the Portfolios to lose their registration through fraud, negligence or even mere oversight. While each Portfolio will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Portfolios of their ownership rights or improperly dilute their interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Portfolios to enforce any rights they may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, although a Russian public enterprise with more than 500 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, in practice this regulation has not always been strictly enforced. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company's shares by illegally instructing the registrar to refuse to record transactions in the share register. In addition, so-called "financial-industrial groups" have emerged in recent years that seek to deter outside investors from interfering in the management of companies they control. These practices may prevent the Portfolios from investing in the securities of certain Russian companies deemed suitable by the manager. Further, this also could cause a delay in the sale of Russian company securities by a Portfolio if a potential purchaser is deemed unsuitable, which may expose the Portfolio to potential loss on the investment.

     Currency Each Portfolio's management endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread in currency exchange (to cover service charges) will be incurred, particularly when a Portfolio changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent the Portfolios from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations.

     Each Portfolio may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Some countries in which the Portfolios may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded.

     Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Portfolio's securities are denominated may have a detrimental impact on that Portfolio. Through the flexible policy of the Portfolio, its manager endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where from time to time it places the investments of the Franklin Templeton International Equity Portfolio.

     The exercise of this flexible policy may include decisions to buy securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.




     Interest rate To the extent each Portfolio invests in debt securities, changes in interest rates in any country where the Portfolio is invested will affect the value of its assets and, consequently, its share price. Rising interest rates, which often occur during times of inflation or a growing economy, are likely to cause the face value of a debt security to decrease, having a negative effect on the value of the Portfolio's shares. Of course, interest rates have increased and decreased, sometimes very dramatically, in the past. These changes are likely to occur again in the future at unpredictable times.

Portfolio Turnover
------------------

     Portfolio turnover may vary from year to year or within a year depending upon economic, market and business conditions. The annual portfolio turnover rates of the Portfolios cannot be accurately predicted. It is anticipated that the annual portfolio turnover rate for the Index 500 Stock Portfolio will not exceed 7%, that the rate for the Asset Allocation Portfolio will generally not exceed 200%, that the rate for the High Yield Bond Portfolio will generally not exceed 200%, and that the rate for the Select Bond Portfolio will generally not exceed 185%. For the other Portfolios, it is anticipated that the rate will generally not exceed 100%. Short-term debt securities are excluded in the calculation of portfolio turnover rates. U.S. Government securities are included in the calculation of portfolio turnover rates.

     For years 2002 and 2003, the portfolio turnover rates were:


Portfolio Turnover Rate                     2002        2003
---------------------------------------   --------    --------
Small Cap Growth Stock                       41.87%      84.20%
T. Rowe Price Small Cap Value                28.26%      33.78%
Aggressive Growth Stock                      43.37%      63.21%
International Growth                         27.28%      58.09%
Franklin Templeton International Equity      30.94%      24.87%
AllianceBernstein Mid Cap                       NA        9.68%*
Index 400 Stock                              15.60%       9.74%
Janus Capital Appreciation                      NA       33.68%*
Growth Stock                                 28.06%      40.89%
Large Cap Core Stock                         29.20%      58.90%
Capital Guardian Domestic Equity             22.42%      29.20%
T. Rowe Price Equity Income                     NA       27.27%*
Index 500 Stock                               6.55%       2.44%
Asset Allocation                            112.73%     103.77%
Balanced                                     53.12%      69.56%
High Yield Bond                              89.20%     182.10%
Select Bond                                 184.37%     137.05%

          * From commencement of operations on May 1, 2003


     The annual portfolio turnover rate of each Portfolio is the lesser of purchases or sales of the Portfolio's securities for the year stated as a percentage of the average value of the Portfolio's assets.

MANAGEMENT OF THE FUND

The Board of Directors of the Fund is responsible for setting and overseeing the investment objectives and policies of the Fund, but delegates daily management of the Fund to the investment adviser, the subadvisers where applicable and the officers of the Fund. The following table lists the Directors and Officers of the Fund together with a brief description of their principal occupations during the past five years, the year they were first elected or appointed to their position with the Fund and certain other information. Ages are as of April 30, 2004.

------------------------------------------------------------------------------------------------------------------
                                                                                   Number of
                                        Term of                                    Portfolios in
                       Position(s)      Office and                                 Fund Complex   Other
Name, Address,         Held with        Length of    Principal Occupation(s)       Overseen by    Directorships
and Age                Fund             Time Served  During Past 5 Years           Director       Held by Director
------------------------------------------------------------------------------------------------------------------
Interested Directors
------------------------------------------------------------------------------------------------------------------
Edward J. Zore,        Chairman of      2000*        President and Chief                29        Manpower, Inc.;
720 East               the Board                     Executive Officer of                         Trustee of
Wisconsin Avenue                                     Northwestern Mutual since                    Northwestern
Milwaukee, WI                                        2001; President from 2000                    Mutual
53202, (58)                                          to 2001; prior thereto,
                                                     Executive Vice President.
                                                     Trustee of Northwestern
                                                     Mutual since 2000
------------------------------------------------------------------------------------------------------------------
Stephen N. Graff,      Director         1996*        Retired Partner, Arthur            29        Trustee of
805 Lone Tree Road                                   Andersen LLP (Public                         Northwestern
Elm Grove, WI                                        Accountants). Trustee of                     Mutual
53122, (69)                                          Northwestern Mutual
------------------------------------------------------------------------------------------------------------------
Independent Directors
------------------------------------------------------------------------------------------------------------------
Martin F. Stein,       Director         1996*        Former Chairman of Eyecare         29        Koss Corporation
1800 East Capitol                                    One, Inc., which includes
Drive                                                Stein Optical (retail sales
Milwaukee, WI                                        of eyewear) and Eye Q
53211, (67)                                          optical centers; prior
                                                     thereto, Chairman and CEO
                                                     of Stein Health Services
------------------------------------------------------------------------------------------------------------------
Louis A. Holland, 1    Director         2003*        Managing partner and Chief         29        Packaging
North Wacker Drive,                                  Investment Officer, Holland                  Corporation of
Suite 700                                            Capital Management, L.P.                     America; Lou
Chicago, Illinois                                    (registered investment                       Holland Growth
60606, (62)                                          advisor). Portfolio                          Fund
                                                     Manager, Lou Holland Growth
                                                     Fund (registered investment
                                                     company)
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                                                   Number of
                                        Term of                                    Portfolios in
                       Position(s)      Office and                                 Fund Complex   Other
Name, Address,         Held with        Length of    Principal Occupation(s)       Overseen by    Directorships
and Age                Fund             Time Served  During Past 5 Years           Director       Held by Director
------------------------------------------------------------------------------------------------------------------
Michael G. Smith,      Director         2003*        Private Investor; retired          29        Trustee of Ivy
221 North Adams                                      since 1999 as Managing                       Fund
Hinsdale, IL                                         Director, Corporate and
60521, (60)                                          Institutional Client Group,
                                                     Central Region, Merrill
                                                     Lynch and Co., Inc.
                                                     (international investment
                                                     banking)
------------------------------------------------------------------------------------------------------------------
Elizabeth L.           Director         2003*        Partner, McDermott, Will &         29        None
Majers, 370                                          Emery (an international law
Shadowood Lane                                       firm)
Northfield,
Illinois 60093,
(45)
------------------------------------------------------------------------------------------------------------------
William A.             Director         1997*        Financial consulting;              29        MGIC Investment
McIntosh, 525                                        Adjunct Faculty Member,                      Corporation;
Sheridan Road                                        Howard University,                           Comdisco Holding
Kenilworth, IL                                       Washington, D.C.; prior                      Company, Inc.
60043, (65)                                          thereto, retired Division
                                                     Head, U.S. Fixed Income of
                                                     Salomon Brothers
                                                     (investment securities)
------------------------------------------------------------------------------------------------------------------
Officers
------------------------------------------------------------------------------------------------------------------
Mark G. Doll,          President        2003*        Senior Vice President of           N/A       N/A
720 East                                             Northwestern Mutual.
Wisconsin Avenue                                     President and Director of
Milwaukee, WI                                        Mason Street Advisors, LLC
53202, (54)                                          since 2002. Vice President
                                                     and Assistant
                                                     Treasurer-Public Markets of
                                                     Northwestern Investment
                                                     Management Company, LLC
                                                     from 1998 to 2001. Prior
                                                     thereto, Executive Vice
                                                     President, Investment
                                                     Advisory Services of
                                                     Northwestern Mutual
                                                     Investment Services, LLC
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                                                   Number of
                                        Term of                                    Portfolios in
                       Position(s)      Office and                                 Fund Complex   Other
Name, Address,         Held with        Length of    Principal Occupation(s)       Overseen by    Directorships
and Age                Fund             Time Served  During Past 5 Years           Director       Held by Director
------------------------------------------------------------------------------------------------------------------
Walter M. Givler,      Vice President,  2003*        Vice President of                  N/A       N/A
720 East Wisconsin     Chief Financial               Investment Accounting for
Avenue                 Officer and                   Northwestern Mutual since
Milwaukee, WI          Treasurer                     2002; Vice President and
53202, (46)                                          Associate Controller, 2002;
                                                     Associate Controller from
                                                     2001 to 2002; Director of
                                                     New Business, Large
                                                     Case Division from 1999
                                                     to 2001; prior thereto,
                                                     Director of New
                                                     Business West/Central
------------------------------------------------------------------------------------------------------------------
Kate M. Fleming,       Vice President-  2004*        Vice President-                    N/A       N/A
720 East Wisconsin     Operations                    Operations of Mason Street
Avenue                                               Advisors, LLC since 2004.
Milwaukee, WI                                        Prior thereto, Assisant
53202, (42)                                          General Counsel of
                                                     Northwestern Mutual
------------------------------------------------------------------------------------------------------------------
Patricia L. Van        Vice President-  1996*        Managing Director of Mason         N/A       N/A
Kampen, 720 East       Investments                   Street Advisors, LLC since
Wisconsin Avenue                                     2002. Managing Director of
Milwaukee, WI                                        Northwestern Investment
53202, (52)                                          Management Company, LLC
                                                     from 1998 to 2001; prior
                                                     thereto, Vice
                                                     President-Common Stocks of
                                                     Northwestern Mutual
------------------------------------------------------------------------------------------------------------------
William R. Walker,     Vice President-  1996*        Managing Director of Mason         N/A       N/A
720 East Wisconsin     Investments                   Street Advisors, LLC since
Avenue                                               2002. Managing Director of
Milwaukee,                                           Northwestern Investment
Wisconsin 53202, (47)                                Management Company, LLC
                                                     from 1998 to 2001; prior
                                                     thereto, Director of Common
                                                     Stocks of Northwestern
                                                     Mutual, and Vice President
                                                     of Northwestern Mutual
                                                     Investment Services, LLC
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                                                   Number of
                                        Term of                                    Portfolios in
                       Position(s)      Office and                                 Fund Complex   Other
Name, Address,         Held with        Length of    Principal Occupation(s)       Overseen by    Directorships
and Age                Fund             Time Served  During Past 5 Years           Director       Held by Director
------------------------------------------------------------------------------------------------------------------
Steven P. Swanson,     Vice President-  1996*        Managing Director of Mason         N/A       N/A
720 East Wisconsin     Investments                   Street Advisors, LLC since
Avenue,                                              2002. Managing Director of
Milwaukee,                                           Northwestern Investment
Wisconsin                                            Management Company, LLC
53202, (50)                                          from 1998 to 2001; prior
                                                     thereto, Vice
                                                     President-Securities of
                                                     Northwestern Mutual, and
                                                     Vice President of
                                                     Northwestern Mutual
                                                     Investment Services, LLC
------------------------------------------------------------------------------------------------------------------
Varun Mehta, 720       Vice President-  1997*        Director of Mason Street           N/A       N/A
East Wisconsin         Investments                   Advisors, LLC since 2002.
Avenue                                               Director of Northwestern
Milwaukee, WI                                        Investment Management
53202, (36)                                          Company, LLC from 1998 to
                                                     2001; prior thereto,
                                                     Investment Officer-Public
                                                     Fixed Income of
                                                     Northwestern Mutual. Vice
                                                     President-Fixed Income
                                                     Securities of Northwestern
                                                     Mutual Investment Services,
                                                     LLC from 2000 to 2001
------------------------------------------------------------------------------------------------------------------
Jefferson V.           Vice President-  1996*        Managing Director of Mason         N/A       N/A
DeAngelis, 720 East    Investments                   Street Advisors, LLC since
Wisconsin Avenue                                     2002. Managing Director of
Milwaukee, WI                                        Northwestern Investment
53202, (46)                                          Management Company, LLC
                                                     from 1998 to 2001;
                                                     prior thereto, Vice
                                                     President-Fixed Income
                                                     Securities of
                                                     Northwestern Mutual,
                                                     and Vice
                                                     President-Fixed Income
                                                     Securities of
                                                     Northwestern Mutual
                                                     Investment Services,
                                                     LLC
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                                                   Number of
                                        Term of                                    Portfolios in
                       Position(s)      Office and                                 Fund Complex   Other
Name, Address,         Held with        Length of    Principal Occupation(s)       Overseen by    Directorships
and Age                Fund             Time Served  During Past 5 Years           Director       Held by Director
------------------------------------------------------------------------------------------------------------------
David R. Keuler,       Vice President-  2002*        Managing Director of Mason         N/A       N/A
720 East Wisconsin     Investments                   Street Advisors, LLC since
Avenue                                               2003.  Director of Mason
Milwaukee, WI                                        Street Advisors, LLC from
53202, (42)                                          2002 to 2003. Director of
                                                     Northwestern Investment
                                                     Management Company, LLC
                                                     from 1998 to 2001; prior
                                                     thereto, Associate
                                                     Director-Common Stocks of
                                                     Northwestern Mutual
------------------------------------------------------------------------------------------------------------------
Thomas A. Carroll,     Vice             2002*        Managing Director of Mason         N/A       N/A
720 East Wisconsin     President-                    Street Advisors, LLC since
Avenue                 Investments                   2002. Managing Director of
Milwaukee, WI                                        Northwestern Investment
53202, (49)                                          Management Company, LLC
                                                     from 1998 to 2001; prior
                                                     thereto, Director - Common
                                                     Stocks of Northwestern
                                                     Mutual, and Vice
                                                     President-Common Stocks of
                                                     Northwestern Mutual
                                                     Investment Services, LLC
------------------------------------------------------------------------------------------------------------------
Cindy L. Jackson,      Vice President-  2003*        Managing Director of Mason         N/A       N/A
720 East Wisconsin     Investments                   Street Advisors, LLC since
Avenue                                               2003. Director of Mason
Milwaukee, WI                                        Street Advisors, LLC from
53202, (44)                                          2002 to 2003.  Director of
                                                     Northwestern Investment
                                                     Management Company, LLC
                                                     from 1998 to 2001; prior
                                                     thereto, Associate
                                                     Director-Common Stocks of
                                                     Northwestern Mutual
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                                                   Number of
                                        Term of                                    Portfolios in
                       Position(s)      Office and                                 Fund Complex   Other
Name, Address,         Held with        Length of    Principal Occupation(s)       Overseen by    Directorships
and Age                Fund             Time Served  During Past 5 Years           Director       Held by Director
------------------------------------------------------------------------------------------------------------------
Michael P. Johnson,    Vice President-  2003*        Director of Mason Street           N/A       N/A
720 East Wisconsin     Investments                   Advisors, LLC since 2002.
Avenue                                               Director of Northwestern
Milwaukee, WI                                        Investment Management
53202, (42)                                          Company, LLC from 1998 to
                                                     2001; prior thereto,
                                                     Associate Director-Common
                                                     Stocks of Northwestern
                                                     Mutual
------------------------------------------------------------------------------------------------------------------
Edward S. Dryden,      Compliance       2002*        Chief Compliance Officer of        N/A       N/A
720 East Wisconsin     Officer                       Mason Street Advisors, LLC
Avenue                                               since 2001.  Director of
Milwaukee, WI                                        Compliance for Heartland
53202, (38)                                          Advisors, Inc. from 1999 to
                                                     2001. Director of
                                                     Compliance for Janus
                                                     Capital from 1995 to 1999.
------------------------------------------------------------------------------------------------------------------
Merrill C.             Secretary        1996*        Assistant General Counsel          N/A       N/A
Lundberg, 720 East                                   of Northwestern Mutual
Wisconsin Avenue
Milwaukee, WI
53202, (64)
------------------------------------------------------------------------------------------------------------------
Barbara E.             Controller       1996*        Director of Mutual Fund            N/A       N/A
Courtney, 720 East                                   Accounting of Northwestern
Wisconsin Avenue                                     Mutual since 2002; prior
Milwaukee, WI                                        thereto, Associate Director
53202, (46)
------------------------------------------------------------------------------------------------------------------





*Each of the directors will serve for a twelve-year term commencing as of May 1, 2003, or until their earlier death, resignation, retirement or removal from office and election and qualification of their successors. Each officer holds office until their successor shall have been duly elected or until their prior death, resignation or removal.


     Messrs. Zore and Graff are "interested persons" of the Fund, as defined in
Section 2(a)(19) of the Investment Company Act of 1940, because they are Trustees of The Northwestern Mutual Life Insurance Company, the parent corporation of the Fund's investment adviser. Mr. Zore is also the President and CEO of The Northwestern Mutual Life Insurance Company. The fund complex includes Mason Street Funds, Inc. and Northwestern Mutual Series Fund, Inc.




     An Audit Committee and Nominating Committee have been established for the Fund. The purpose of the Audit Committee is to act for the Board in overseeing the integrity of the Fund's financial statements. To perform this function, the Audit Committee has direct access to the Fund Officers and internal auditors, as well as the independent accountants. In addition, the Audit Committee may meet with other members of management and employees, when in its judgment, such meetings are warranted. The

Nominating Committee is authorized to select and nominate those Directors of the Fund who are not "interested persons" of the Fund (as that term is defined in section 2(a)(19) of the Investment Company Act of 1940). The Audit and Nominating Committees are comprised of Messrs. McIntosh, Stein, Holland, Smith and Ms. Majers, each of whom are not "interested persons" of the Fund within the meaning of the Investment Company Act. The Audit Committee normally meets as scheduled in conjunction with Board meetings four times a year. Four meetings of the Audit Committee were held in the fiscal year ended December 31, 2003. The Nominating Committee meets when necessary to consider the nomination of new Directors. One meeting of the Nominating Committee was held in the fiscal year ended December 31, 2003.


     All Board members and officers of the Fund are also board members or officers of Mason Street Funds, Inc. ("MSF"), a registered investment company. Each of the Directors and principal officers of the Fund who is also an affiliated person of Mason Street Advisors, LLC ("MSA") or Northwestern Mutual is named above, together with the capacity in which such person is affiliated with MSA or Northwestern Mutual.


CODES OF ETHICS. The Fund, Mason Street Advisors, LLC and Northwestern Mutual Investment Services, LLC, as well as each of the subadvisers, have adopted codes of ethics under Rule 17j-1 under the Investment Company Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.


APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS. The Directors of the Fund request and evaluate the information that they and the Fund's investment adviser determine to reasonably be necessary for the Directors to evaluate the terms of the Investment Advisory Agreements between the Fund and its investment adviser, Mason Street Advisors, LLC, in accordance with their respective responsibilities under the Investment Company Act of 1940. The Directors receive detailed information about the investment operations of each Portfolio of the Fund in advance of each quarterly meeting of the Directors. Investment performance for each of the Portfolios is evaluated by the Directors by reference to the performance of an appropriate peer group and one or more relevant market indices. The Directors evaluate the investment advisory fee for each Portfolio by comparison with fees for a relevant mutual fund universe, including mutual funds offered to retail investors directly as well as those offered as investment funding vehicles for variable annuity contracts and variable life insurance policies issued by the principal competitors of Northwestern Mutual. The Directors evaluate the total expenses and charges for the variable annuity contracts for which the Fund Portfolios serve as the investment funding vehicles. The Directors review and evaluate Northwestern Mutual's operating gains and losses from variable insurance products. In addition to these material factors the Directors review and evaluate a number of compliance and other matters at their quarterly meetings and annually when the renewal of the investment advisory arrangements is proposed. Based upon these considerations the Directors of the Fund have approved the continuation of the Investment Advisory Agreements for each of the Portfolios, and the Investment Subadvisory Agreements for each of the Portfolios for which subadvisers have been retained, for the current period.

COMPENSATION OF OFFICERS AND DIRECTORS. The Fund pays no salaries or compensation to any of its officers or Directors employed by Northwestern Mutual. Mason Street Advisors, LLC, the investment advisor to the Fund during fiscal year 2003, paid each of the other Directors of the Fund a total of up to $36,000 per year, consisting of a $20,000 retainer paid in January and $4,000 per meeting of the board of the Fund attended. MSF pays other Directors fees totaling $13,000 per year, consisting of a $5,000 retainer paid in April and an average of $2,000 per meeting of the Board of Directors of MSF attended. The Fund neither pays nor accrues any pension or retirement benefits to any of the Directors.

                                    COMPENSATION TABLE

         (1)                (2)            (3)            (4)                (5)
   Name of Person,        Aggregate     Pension or      Estimated           Total
      Position          Compensation    Retirement        Annual        Compensation
                            From         Benefits     Benefits Upon   From Series Fund
                         Registrant     Accrued as      Retirement      Registrant and
                                       Part of Fund                      Fund Complex
                                         Expenses                     Paid to Directors
                                                                           in 2003
Interested Directors
--------------------
Edward J. Zore              None           None            None              None
Director
Stephen N. Graff,           None           None            None       $          49,000
Director
Independent Directors
---------------------
Martin F. Stein,            None           None            None       $          49,000
Director
William A. McIntosh,        None           None            None       $          49,000
Director
Louis A. Holland            None           None            None       $          38,000
Director
Elizabeth L. Majers         None           None            None       $          38,000
Director
Michael G. Smith            None           None            None       $          38,000
Director

DIRECTORS' HOLDINGS IN THE NORTHWESTERN MUTUAL SERIES FUND, INC.

     The following table sets forth the Northwestern Mutual Series Fund, Inc. Portfolio holdings of the independent and interested directors, as of December 31, 2003. These holdings are indirect, based on investment in variable annuity contracts and variable life insurance policies issued by The Northwestern Mutual Life Insurance Company.

                                    Holland   Majers   Smith   Graff*   Stein   McIntosh    Zore*
                                    -------   ------   -----   ------   -----   --------   --------
Aggregate Holdings,                                                                          OVER
All Portfolios                        NONE     NONE     NONE    NONE     NONE     NONE     $100,000
---------------------------------   -------   ------   -----   ------   -----   --------   --------
Small Cap Growth Stock Portfolio      None     None     None    None     None     None       None
T. Rowe Price Small Cap Value         None     None     None    None     None     None       None
Portfolio
Aggressive Growth Stock Portfolio     None     None     None    None     None     None       Over
                                                                                           $100,000
International Growth Portfolio        None     None     None    None     None     None       None
Franklin Templeton International      None     None     None    None     None     None     $50,001-
Equity Portfolio                                                                           $100,000
AllianceBernstein Mid Cap Value       None     None     None    None     None     None       None
Portfolio
Index 400 Stock Portfolio             None     None     None    None     None     None       None
Janus Capital Appreciation            None     None     None    None     None     None       None
Portfolio
Growth Stock Portfolio                None     None     None    None     None     None       None
Large Cap Core Stock Portfolio        None     None     None    None     None     None       None
Capital Guardian Domestic Equity      None     None     None    None     None     None       None
Portfolio
T. Rowe Price Equity Income           None     None     None    None     None     None       None
Portfolio
Index 500 Stock Portfolio             None     None     None    None     None     None       Over
                                                                                           $100,000
Asset Allocation Portfolio            None     None     None    None     None     None       None
Balanced Portfolio                    None     None     None    None     None     None       None
High Yield Bond Portfolio             None     None     None    None     None     None     $10,001-
                                                                                           $ 50,000
Select Bond Portfolio                 None     None     None    None     None     None       None
Money Market Portfolio                None     None     None    None     None     None       None

* Messrs. Zore and Graff are Interested Directors, as described on page 33.

DIRECTORS' HOLDINGS IN THE MASON STREET FUNDS, INC.

     The following table sets forth the Mason Street Funds, Inc. holdings of the independent and interested directors, as of December 31, 2003.

                               Holland   Majers   Smith     Graff    Stein   McIntosh      Zore
                               -------   ------   -----   --------   -----   --------   ---------
Aggregate Holdings,                                       $10,001-             OVER     $ 50,001-
All Funds                        NONE     NONE     NONE   $50,000     NONE   $100,000   $100,000
----------------------------   -------   ------   -----   --------   -----   --------   ---------
Small Cap Growth Stock Fund      None     None     None     None      None     Over       None
                                                                             $100,000
Aggressive Growth Stock Fund     None     None     None     None      None     $1 -       None
                                                                             $10,000
International Equity Fund        None     None     None     None      None   $10,001-   $10,001-
                                                                             $50,000    $ 50,000
Index 400 Stock Fund             None     None     None     None      None   $10,001-   $10,001-
                                                                             $50,000    $ 50,000
Growth Stock Fund                None     None     None   $10,001-    None     $1 -       None
                                                          $50,001            $ 10,000
Large Cap Core Stock Fund        None     None     None     $1 -      None     None       None
                                                          $10,000
Index 500 Stock Fund             None     None     None     $1 -      None     None     $10,001-
                                                          $10,000                       $ 50,000
Asset Allocation Fund            None     None     None     $1 -      None     None       None
                                                          $10,000
High Yield Bond Fund             None     None     None     None      None   $10,001-     None
                                                                             $50,000
Municipal Bond Fund              None     None     None     None      None   $10,001-     None
                                                                             $50,000
Select Bond Fund                 None     None     None     None      None     None       None

OWNERSHIP OF SHARES OF THE FUND

     All of the outstanding shares of the Fund are held by Northwestern Mutual for its General Account and for its separate investment accounts used for variable annuity contracts and variable income policies. Additional shares are being offered only to Northwestern Mutual and the separate investment accounts. Northwestern Mutual is a Wisconsin corporation.


     The following tables show the allocation of shares of the Portfolios of the Fund among the General Account and the separate investment accounts as of March 31, 2004.

                        SMALL CAP GROWTH STOCK PORTFOLIO

NML Variable Annuity Account A                        --     shares     (  0.0%)
NML Variable Annuity Account B                     9,217,460 shares     (  4.8%)
NML Variable Annuity Account C                    95,141,427 shares     ( 49.7%)
Northwestern Mutual Variable Life Account         13,339,162 shares     (  7.0%)
General Account                                   73,658,436 shares     ( 38.5%)
                                                 ------------------     ------
   Total                                         191,356,485 shares     (100.0%)

                     T. ROWE PRICE SMALL CAP VALUE PORTFOLIO

NML Variable Annuity Account A                        --     shares     (  0.0%)
NML Variable Annuity Account B                     3,647,573 shares     (  3.6%)
NML Variable Annuity Account C                    56,699,818 shares     ( 55.7%)
Northwestern Mutual Variable Life Account            602,381 shares     (  0.6%)
General Account                                   40,859,331 shares     ( 40.1%)
                                                 ------------------     ------
   Total                                         101,809,103 shares     (100.0%)

                        AGGRESSIVE GROWTH STOCK PORTFOLIO

NML Variable Annuity Account A                        --     shares     (  0.0%)
NML Variable Annuity Account B                    19,953,963 shares     (  4.7%)
NML Variable Annuity Account C                   258,518,627 shares     ( 60.1%)
Northwestern Mutual Variable Life Account         28,789,382 shares     (  6.7%)
General Account                                  122,719,760 shares     ( 28.5%)
                                                 ------------------     ------
   Total                                         429,981,732 shares     (100.0%)

                         INTERNATIONAL GROWTH PORTFOLIO

NML Variable Annuity Account A                    17,960,715 shares     ( 26.7%)
NML Variable Annuity Account B                     2,410,656 shares     (  3.6%)
NML Variable Annuity Account C                    31,661,613 shares     ( 47.1%)
Northwestern Mutual Variable Life Account            147,589 shares     (  0.2%)
General Account                                   15,045,059 shares     ( 22.4%)
                                                  -----------------     ------
   Total                                          67,225,632 shares     (100.0%)

                FRANKLIN TEMPLETON INTERNATIONAL EQUITY PORTFOLIO


NML Variable Annuity Account A                        --     shares     (  0.0%)
NML Variable Annuity Account B                    20,717,467 shares     (  3.6%)
NML Variable Annuity Account C                   326,174,130 shares     ( 57.1%)
Northwestern Mutual Variable Life Account         35,366,382 shares     (  6.2%)
General Account                                  189,342,523 shares     ( 33.1%)
                                                 ------------------     ------
   Total                                         571,600,502 shares     (100.0%)

                    ALLIANCEBERNSTEIN MID CAP VALUE PORTFOLIO

NML Variable Annuity Account A                    25,324,846 shares     ( 69.1%)
NML Variable Annuity Account B                       510,144 shares     (  1.4%)
NML Variable Annuity Account C                     7,178,439 shares     ( 19.6%)
Northwestern Mutual Variable Life Account            174,938 shares     (  0.5%)
General Account                                    3,435,142 shares     (  9.4%)
                                                  -----------------     ------
   Total                                          36,623,509 shares     (100.0%)

                            INDEX 400 STOCK PORTFOLIO

NML Variable Annuity Account A                        --     shares     (  0.0%)
NML Variable Annuity Account B                     8,878,955 shares     (  3.2%)
NML Variable Annuity Account C                   153,483,801 shares     ( 55.1%)
Northwestern Mutual Variable Life Account         18,289,892 shares     (  6.6%)
General Account                                   97,967,073 shares     ( 35.1%)
                                                 ------------------     ------
   Total                                         278,619,721 shares     (100.0%)

                      JANUS CAPITAL APPRECIATION PORTFOLIO

NML Variable Annuity Account A                    25,072,937 shares     ( 78.0%)
NML Variable Annuity Account B                       240,151 shares     (  0.7%)
NML Variable Annuity Account C                     4,113,260 shares     ( 12.8%)
Northwestern Mutual Variable Life Account            196,046 shares     (  0.6%)
General Account                                    2,542,955 shares     (  7.9%)
                                                 ------------------     ------
   Total                                         32,165,349  shares     (100.0%)

                             GROWTH STOCK PORTFOLIO

NML Variable Annuity Account A                        --     shares     (  0.0%)
NML Variable Annuity Account B                    12,663,762 shares     (  3.6%)
NML Variable Annuity Account C                   191,534,132 shares     ( 54.4%)
Northwestern Mutual Variable Life Account         13,884,558 shares     (  3.9%)
General Account                                  134,365,379 shares     ( 38.1%)
                                                 ------------------     ------
   Total                                         352,447,831 shares     (100.0%)

                         LARGE CAP CORE STOCK PORTFOLIO


NML Variable Annuity Account A                       --      shares     (  0.0%)
NML Variable Annuity Account B                    14,086,053 shares     (  3.4%)
NML Variable Annuity Account C                   242,295,701 shares     ( 58.1%)
Northwestern Mutual Variable Life Account         16,501,490 shares     (  4.0%)
General Account                                  143,863,915 shares     ( 34.5%)
                                                 ------------------     ------
   Total                                         416,747,159 shares     (100.0%)

                   CAPITAL GUARDIAN DOMESTIC EQUITY PORTFOLIO

NML Variable Annuity Account A                    23,724,326 shares     ( 16.1%)
NML Variable Annuity Account B                     4,067,377 shares     (  2.8%)
NML Variable Annuity Account C                    73,499,454 shares     ( 49.9%)
Northwestern Mutual Variable Life Account          1,302,093 shares     (  0.9%)
General Account                                   44,737,500 shares     ( 30.3%)
                                                 ------------------     ------
   Total                                         147,330,750 shares     (100.0%)

                     T. ROWE PRICE EQUITY INCOME PORTFOLIO

NML Variable Annuity Account A                    25,366,127 shares     ( 56.1%)
NML Variable Annuity Account B                       670,426 shares     (  1.5%)
NML Variable Annuity Account C                    12,340,300 shares     ( 27.3%)
Northwestern Mutual Variable Life Account            236,936 shares     (  0.5%)
General Account                                    6,617,631 shares     ( 14.6%)
                                                  -----------------     ------
   Total                                          45,231,420 shares     (100.0%)

                           INDEX 500 STOCK PORTFOLIO

NML Variable Annuity Account A                        --     shares     (  0.0%)
NML Variable Annuity Account B                    28,792,306 shares     (  4.5%)
NML Variable Annuity Account C                   368,954,498 shares     ( 57.2%)
Northwestern Mutual Variable Life Account         32,861,227 shares     (  5.1%)
General Account                                  214,092,046 shares     ( 33.2%)
                                                 ------------------     ------
   Total                                         644,700,077 shares     (100.0%)

                           ASSET ALLOCATION PORTFOLIO

NML Variable Annuity Account A                        --     shares     (  0.0%)
NML Variable Annuity Account B                     5,092,063 shares     (  3.5%)
NML Variable Annuity Account C                   121,831,874 shares     ( 83.0%)
Northwestern Mutual Variable Life Account          1,392,993 shares     (  0.9%)
General Account                                   18,492,952 shares     ( 12.6%)
                                                 ------------------     ------
   Total                                         146,809,882 shares     (100.0%)

                               BALANCED PORTFOLIO

NML Variable Annuity Account A                        --     shares     (  0.0%)
NML Variable Annuity Account B                   103,367,552 shares     (  6.7%)
NML Variable Annuity Account C                 1,259,833,350 shares     ( 81.4%)
Northwestern Mutual Variable Life Account         41,760,509 shares     (  2.7%)
General Account                                  141,980,182 shares     (  9.2%)
                                               --------------------     ------
   Total                                       1,546,941,593 shares     (100.0%)

                              HIGH YIELD PORTFOLIO


NML Variable Annuity Account A                        --     shares     (  0.0%)
NML Variable Annuity Account B                     7,488,974 shares     (  2.7%)
NML Variable Annuity Account C                   188,427,310 shares     ( 68.4%)
Northwestern Mutual Variable Life Account          8,286,790 shares     (  3.0%)
General Account                                   71,351,124 shares     ( 25.9%)
                                                 ------------------     ------
   Total                                         275,554,198 shares     (100.0%)

                              SELECT BOND PORTFOLIO

NML Variable Annuity Account A                        --     shares     (  0.0%)
NML Variable Annuity Account B                    21,774,774 shares     (  4.5%)
NML Variable Annuity Account C                   374,118,186 shares     ( 77.0%)
Northwestern Mutual Variable Life Account         14,030,307 shares     (  2.9%)
General Account                                   76,054,917 shares     ( 15.6%)
                                                 ------------------     ------
   Total                                         485,978,184 shares     (100.0%)

                             MONEY MARKET PORTFOLIO

NML Variable Annuity Account A                        --     shares     (  0.0%)
NML Variable Annuity Account B                    16,519,540 shares     (  4.5%)
NML Variable Annuity Account C                   222,776,580 shares     ( 61.3%)
Northwestern Mutual Variable Life Account          5,422,072 shares     (  1.5%)
General Account                                  118,917,337 shares     ( 32.7%)
                                                 ------------------     ------
   Total                                         363,635,529 shares     (100.0%)


     The shares held in connection with certain of the separate investment accounts are voted by Northwestern Mutual in accordance with instructions received from owners of variable annuity contracts and variable life insurance policies. The shares held in its General Account are voted by Northwestern Mutual in the same proportions as the shares held in connection with these separate investment accounts. If applicable laws or regulations change so as to permit Northwestern Mutual to vote the Fund shares in its own discretion, it may elect to do so.

INVESTMENT ADVISORY AND OTHER SERVICES

     The Fund's investment adviser, Mason Street Advisors, LLC ("MSA"), is a wholly-owned company of Northwestern Mutual. MSA and its predecessor, Northwestern Mutual Investment Services, LLC, have served as investment adviser to each of the mutual funds sponsored by Northwestern Mutual. The adviser provides investment advice and recommendations regarding the purchase and sale of securities for the Portfolios and the selection of brokers pursuant to Investment Advisory Agreements (the "Agreements"). Each Agreement provides that the adviser will also provide certain services and pay the expenses of the Fund for certain other administrative services, office space and facilities and the services of all directors, officers and employees of the Fund. Each Portfolio (except the Select Bond, Money Market and Balanced Portfolios) pays its own expenses for fees for services rendered by the custodian, legal counsel and auditors; costs of Federal registrations of Fund shares; expenses of meetings and reports; taxes; and brokerage and other expenses directly related to portfolio transactions.

     For acting as investment adviser and for providing such services and paying such expenses the adviser is paid a monthly fee at the annual rates set forth in the prospectus for the respective Portfolios. The Fund also pays all interest charges, brokerage commissions, taxes and extraordinary expenses incurred in connection with the operation of the Fund. Expenses paid by the Fund are charged to the Portfolios to which the expenses relate.

     For fiscal year ended December 31, 2000, NMIS received $36,797,216 for its services as investment adviser to the Fund. For fiscal years ended December 31, 2002 and December 31, 2003, MSA received $34,026,323 and $33,312,606, respectively, for its services as investment advisor to the Fund.


     MSA employs a staff of investment professionals to manage the assets of the Fund and the other advisory clients of MSA. Northwestern Mutual provides related facilities and personnel which are utilized by MSA in performing its obligations under the Agreements and Northwestern Mutual is a party to each Agreement.

     "Northwestern Mutual Life" is the name and service mark of The Northwestern Mutual Life Insurance Company and the right of the Fund to use the name and mark is subject to the consent of Northwestern Mutual. Under the Agreement providing such consent, the Fund recognizes the prior rights of Northwestern Mutual in the name and mark, agrees that use of the name and mark by the Fund will inure to the benefit of Northwestern Mutual and agrees that its right to use the name and mark can be terminated by Northwestern Mutual and will automatically be terminated if at any time MSA ceases to be the investment adviser to the Fund or if MSA ceases to be an affiliated company of Northwestern Mutual.

     Templeton Investment Counsel, LLC ("Templeton Counsel"), a Delaware limited liability company with principal offices at 500 East Broward Boulevard, Ft. Lauderdale, Florida 33394, has been retained under an investment sub-advisory agreement to provide investment advice and, in general, to conduct the management investment program of the Franklin Templeton International Equity Portfolio, subject to the general control of the Board of Directors of the Fund. Templeton Counsel is a wholly-owned, indirect subsidiary of Franklin Resources, Inc. Certain clients of Templeton Counsel may have investment objectives and policies similar to those of the Franklin Templeton International Equity Portfolio. Templeton Counsel may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Franklin Templeton International Equity Portfolio. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of Templeton Counsel to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by Templeton Counsel to the accounts involved, including the Franklin Templeton International Equity Portfolio. When two or more of the clients of Templeton Counsel (including the Franklin Templeton International Equity Portfolio) are purchasing the same security on a given day from the same broker-dealer, such transactions may be averaged as to price. For its services pursuant to the sub-advisory agreement, Templeton Counsel is paid, by MSA, compensation at the annual rate of .50% of the average net assets of the Franklin Templeton International Equity Portfolio, reduced to .40% on assets in excess of $100 million.





T. Rowe Price Associates, Inc. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, Maryland 21202, provides investment services to the T. Rowe Price Small Cap Value Portfolio and the T. Rowe Price Equity Income Portfolio pursuant to investment sub-advisory agreements. For the services provided for the T. Rowe Price Small Cap Value Portfolio, MSA pays T. Rowe Price a fee at the annual rate of .60% of the Portfolio's net assets. For services provided to the T. Rowe Price Equity Income Portfolio, MSA pays T. Rowe Price at the annual rate of 0.40% of the Portfolio's net assets, reduced to 0.35% net on assets in excess of $500 million. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company. As of 12/31/03, assets under management were approximately $190 billion.


     Capital Guardian Trust Company "Capital Guardian"), 333 South Hope Street, Los Angeles, California 90071, provides investment services to the Capital Guardian Domestic Equity Portfolio, pursuant to an investment sub-advisory agreement. Capital Guardian is a wholly-owned indirect subsidiary of The Capital Group Companies, Inc. For the services provided, MSA pays Capital Guardian an annual fee of $375,000 on the Portfolio's assets with a market value of $100 million or less. Once the account satisfies the minimum account size of $100 million and its corresponding minimum annual fee of $375,000, then the fees will be charged according to the following rates:

Market Value:        Annual Fee Rate
------------         ---------------
First $ 25MM               0.55 of 1%
Next $ 25MM                0.40 of 1%
Over $ 50MM               0.275 of 1%

A fee discount may apply based on the aggregated annual fees paid on assets managed by Capital Guardian for Northwestern Mutual and its affiliates.


     Janus Capital Management LLC ("Janus Capital"), 151 Detroit Street, Denver, Colorado 80206, provides investment services to the Janus Capital Appreciation Portfolio, pursuant to an investment sub-advisory agreement. For the services provided, MSA pays Janus Capital at the annual rate of 0.55% of the first $100 million of the Portfolio assets, 0.50% on the next $400 million, and 0.45% on assets in excess of $500 million.


     Alliance Capital Management L.P. ("Alliance Capital"), 1345 Avenue of the Americas, New York, New York 10105, provides investment services to the AllianceBernstein Mid Cap Value Portfolio, pursuant to an investment sub-advisory agreement. For the services provided, MSA pays Alliance Capital at the annual rate of 0.72% on the first $25 million, 0.54% on the next $225 million and 0.50% on assets in excess of $250 million, subject to a minimum annual fee of $16,000.

     Northwestern Mutual is the licensee under two License Agreements with Standard & Poor's, dated as of November 30, 1990 and February 19, 1999 for the S&P 500 Index and the S&P MidCap 400 Index, respectively, relating to the Fund as well as certain other mutual funds sponsored by Northwestern Mutual. The following disclaimers and limitations are included in accordance with the requirements of the License Agreements:

          The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P"), a division of The McGraw-Hill Companies, Inc., and none of the Portfolios of the Fund is so sponsored, endorsed, sold or promoted. S&P makes no representation or warranty, express or implied, to the owners of the Fund or any of its Portfolios or any member of the public regarding the advisability of investing in securities generally or in the Fund or any of its Portfolios particularly or the ability of the S&P 500 Index or the S&P MidCap 400 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index and the S&P MidCap 400 Index, both of which are determined, composed and calculated by S&P without regard to the Licensee or the Fund. S&P has no obligation to take the needs of the Licensee or the owners of the Fund or any of its Portfolios into consideration in determining, composing or calculating the S&P 500 Index and the S&P MidCap 400 Index. S&P is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund or any of its Portfolios to be issued or in the determination or calculation of the equation by which the Fund or any of its Portfolios is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

          S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX AND THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL,

     PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

     The custodian for the Select Bond, High Yield Bond, Money Market, Growth Stock and Large Cap Core Stock Portfolios is State Street Corporation, 280 Park Avenue, New York, New York 10017. The custodian for the Franklin Templeton International Equity and International Growth Stock Portfolios is Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109. The custodian for the other Portfolios is JPMorgan Treasury and Securities Services, 4 Chase Metro Tech Center, Brooklyn, New York 11245. The custodians maintain custody of securities and other assets of the respective Portfolios and perform certain services in connection with the purchase, sale, exchange and pledge of securities of the Portfolios. Canadian Imperial Bank of Commerce, Commerce Court, Ontario, Canada M5L 1A2 provides custodial services for the Fund in Canada.

     PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin 53202, is the independent accountant of the Fund and performs auditing services for the Fund.

PROXY VOTING POLICIES AND PROCEDURES


The Directors of the Fund have delegated to the Funds' investment advisers and the subadvisers the authority to vote all proxies relating to the Portfolios' portfolio securities in accordance with the policies and procedures adopted by the investment adviser and the respective subadvisers. These policies and procedures, or summaries thereof, are set forth in this section.

                           MASON STREET ADVISORS, LLC

It is the policy of Mason Street Advisors, LLC ("MSA") to monitor corporate events and to cast proxy votes in a manner consistent with the best interests of its advisory clients and in so doing not to subrogate its client's interests to its own. These Proxy Voting Policies and Procedures will be used by MSA for voting proxies on behalf of all MSA clients (including mutual funds) for which MSA has voting authority.

In recognition of this policy, MSA has taken the following actions designed to ensure its efficacy. MSA has (i) adopted the Proxy Voting Guidelines set forth below (the "Guidelines"), (ii) established a Proxy Voting Committee (the "Committee"), and (iii) implemented the specific procedures outlined below (the "Procedures").

Proxy Voting Guidelines

MSA will generally vote all proxies consistent with the Guidelines unless otherwise determined in accordance with the Procedures. The Guidelines do not however provide an exhaustive list of all the potential voting issues that may arise with respect to any particular issuer or security. In circumstances where the Guidelines do not offer guidance, decisions on proxy voting will be made in accordance with the Procedures. While the Guidelines are to be followed as a general policy, the Procedures provide for certain circumstances where MSA will vote proxies in a manner which is contrary to the Guidelines after giving consideration to all relevant facts and circumstances.

Proxy Voting Committee

The Committee is responsible for developing and maintaining MSA's Proxy Voting Policies and Procedures and for overseeing their implementation. The Committee is also responsible for reviewing the proxy voting determinations made by portfolio managers/1/ that are contrary to the established Guidelines and for monitoring and resolving any material conflicts of interest related to proxy voting. The Committee consists of five individuals appointed by MSA's President from time to time, and include


----------
/1/ All references to portfolio managers includes analysts who may be assigned responsibility to vote proxies for certain issuers.

MSA Compliance and Investment personnel, and a Law Department representative./2/ The Committee meets at least annually or as otherwise required to discharge its obligations under these Policies and Procedures. The Committee has a secretary who takes and maintains minutes of the Committee meetings. A quorum consisting of a majority of Committee members is required for all Committee meetings.

Proxy Voting Procedures

A.   Monitoring & Administration

MSA's Equity Trading Department is responsible for monitoring and administering the proxy voting process as set forth in these Procedures. MSA has engaged Institutional Shareholder Services ("ISS"), an unaffiliated proxy voting and research service, to assist in the voting of proxies. ISS is responsible for coordinating with the clients' custodians to ensure that all proxy materials received by the custodians relating to the clients' portfolio securities are processed in a timely fashion. In addition, ISS is responsible for maintaining copies of all proxy statements received from issuers, and promptly providing such materials to MSA upon request.

MSA's Equity Trading Department works with ISS to ensure that all meeting notices and proxy voting materials are reviewed against the Guidelines based on which a voting recommendation is made. Following this review and the generation of a recommendation, proxy matters are communicated to the portfolio managers for consideration . MSA's Equity Trading Department provides each portfolio manger with a weekly report summarizing all upcoming proxy votes in his or her client accounts. To assist in their voting determinations, portfolio managers can request copies of the proxy statements on a particular vote, as well as summary reports (e.g., list of recommendations to vote "against management" or list of votes by country or issue). In addition, portfolio managers have on-line view access to ISS's database to further review upcoming proxy votes in client accounts.

B.   Voting Determinations

MSA's portfolio managers are responsible for proxy voting decisions on securities held in the client accounts they manage. Generally, portfolio managers vote their proxies based on the recommendations generated through ISS's application of the Guidelines. As such, MSA's Equity Trading Department is instructed to vote all proxies in accordance with ISS's recommendations, unless the portfolio manager indicates otherwise. MSA's portfolio managers are responsible for monitoring proxy proposals in portfolios which they manage and notifying Equity Trading of circumstances where the interests of MSA's clients may warrant a vote contrary to the Guidelines. In such instances, the portfolio manager will submit a written recommendation to the Committee and the Committee will review the recommendation to determine whether a conflict of interest exists. If no conflict of interest exists, the portfolio manager will be permitted to vote contrary to the Guidelines.

In many cases, a security may be held by multiple portfolio managers for different client accounts, or by the same portfolio manager in different client accounts. Because the interests of various clients may differ, separate portfolio managers are not required to cast consistent votes, nor is a single portfolio manager required to cast the same votes on behalf of separate clients.

MSA reserves the right to request a client to vote their shares themselves. For example, such requests may be made in situations where the client has informed MSA that their position on a particular issue differs from MSA's position.

C.   Resolving Conflicts of Interest

From time to time, the interests of MSA, or certain of its personnel charged with making decisions on behalf of MSA's clients with respect to voting proxies, may conflict with those of MSA's clients. As a


----------
/2/ Law Department representatives are employees of MSA's parent company, The Northwestern Mutual Life Insurance Company, which provides a variety of administrative services to MSA, including legal and compliance services.

matter of policy, neither MSA nor its portfolio managers, Committee members, or other MSA officers, directors or employees will be influenced by outside sources whose interests conflict with the interests of clients. Any MSA officer, director or employee who becomes aware of a conflict of interest relating to a particular proxy vote shall immediately disclose that conflict to the Committee.

Examples of potential conflicts of interest include:

     . Business Relationships. A proxy voting proposal relating to a company or other persons that MSA, or an affiliate, has a material business relationship with may cause a conflict if failure to vote in manner favorable to such company or other persons could harm MSA's relationship with them. For example, a proxy proposal relating to a director of MSA or Northwestern Mutual/3/, who also serves as a director of a public company or a member of the company's management.

     . Personal or Familial Relationships. A proxy voting proposal relating to a company or other persons that MSA, an officer director or employee of MSA, or an affiliate of MSA may have a personal or familial relationship. For example, a proxy proposal relating to a spouse, relative or friend who serves as a director of a public company or a member of the company's management.

In the event a portfolio manager or other MSA officer, director or employee identifies a conflict of interest relating to a particular proxy proposal, the portfolio manager will be required to recuse himself or herself from the proxy voting process and the Committee will be responsible for reviewing the proposal and determining the vote. Unless the conflict of interest directly involves the applicable portfolio manager, the portfolio manager will be required to provide the Committee with a written recommendation as to how the proxy should be voted and the rationale for such recommendation. In addition, the portfolio manager will disclose to the Committee any contact he or she has had with persons outside of MSA regarding the proxy issue.

The Committee will review the portfolio manager's voting recommendation (if any) and all relevant facts and circumstances and determine how the proxy should be voted. Application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflicts of interest since the Guidelines are pre-determined. However, if the Committee believes the application of the Guidelines is not in the best interests of the applicable client, the Committee may vote contrary to the Guidelines and will document its voting rationale.

D.   Decisions to Not Vote

MSA will attempt to process every proxy vote it receives. However, there are situations in which MSA may not vote proxies if the costs, resources or resulting restrictions required to vote such proxies outweigh the expected benefit to the applicable client of casting such a vote. For example, if voting a foreign security requires hiring a translator or traveling to a foreign country to vote, MSA is likely to refrain from voting the security due to these inordinate costs. Additionally, many foreign markets restrict trading in a company's stock within a given period of time on or around the shareholder meeting date if shareholders vote proxies of the company. This practice is known as "share blocking." In countries where share blocking is practiced, MSA will only vote proxies if the portfolio manager determines that the benefit of voting the proxies outweighs the risk of not being able to sell the securities.

Some of MSA's clients participate in securities lending programs under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities stay on loan during the proxy solicitation, the client account lending the security cannot vote that proxy. In this situation, MSA will only request the client to call back the loan and vote the proxy if the portfolio manager determines that the benefit to the applicable client of voting the proxy outweighs the benefits derived by leaving the securities on loan.


----------
/3/  The Northwestern Mutual Life Insurance Company, MSA's parent company.

Although the MSA Equity Trading Department and ISS seek to obtain all proxy materials on a timely basis, there may also be instances where MSA may not be given enough time to process a proxy vote. For example, MSA, through no fault of its own, may receive a meeting notice too late or may be unable to obtain a timely translation. In these circumstances, MSA may fail to vote the applicable proxies.

Recordkeeping

MSA retains proxy statements received regarding client securities, records of votes cast on behalf of clients, records of client requests for proxy voting information and all documents prepared by MSA regarding votes cast in contradiction to the Guidelines. In addition, any document prepared by MSA that is material to a proxy voting decision such as the Proxy Voting Policies and Procedures, Proxy Voting Guidelines, Proxy Voting Committee materials and other internal research relating to voting decisions will be retained. Proxy statements received from issuers are either available on the SEC's EDGAR database or are kept by ISS and are available to clients on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.

ERISA Clients

In the case of client accounts subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), MSA will consider in voting proxies those factors that may affect the value of its client's accounts, and shall not subordinate the interests of participants and beneficiaries to unrelated objectives. MSA shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of like character and with like aims.

                           MSA Proxy Voting Guidelines

The following is a concise summary of MSA's proxy voting guidelines. MSA has engaged Institutional Shareholder Services ("ISS"), an unaffiliated proxy voting and research service, to assist in the voting of proxies. ISS makes proxy voting recommendations to MSA based on these Guidelines.

1.   Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

.. An auditor has a financial interest in or association with the company, and is therefore not independent

..  Fees for non-audit services are excessive, or

.. There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.

2.   Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chairman (Separate Chairman/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

3.   Shareholder Rights

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4.   Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, it also recommends voting for reimbursing proxy solicitation expenses.

5.   Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

6.   Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7.   Reincorporation Proposals

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8.   Capital Structure

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

.. It is intended for financing purposes with minimal or no dilution to current shareholders

.. It is not designed to preserve the voting power of an insider or significant shareholder

9.   Executive and Director Compensation

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. The methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, they compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:


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..  Historic trading patterns

..  Rationale for the repricing

..  Value-for-value exchange

..  Option vesting

..  Term of the option

..  Exercise price

..  Participation

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

..  Purchase price is at least 85 percent of fair market value

..  Offering period is 27 months or less, and

..  Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

Shareholder Proposals on Compensation

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10.  Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

                        TEMPLETON INVESTMENT COUNSEL, LLC

PROXY VOTING POLICIES & PROCEDURES

Templeton Investment Counsel, LLC (hereinafter "Adviser") has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), an affiliate and wholly owned subsidiary of Franklin Resources, Inc.

All proxies received by the Proxy Group will be voted based upon Adviser's instructions and/or policies. To assist it in analyzing proxies, Adviser subscribes to Institutional Shareholder Services ("ISS"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. Although ISS' analyses are thoroughly reviewed and considered in making a final voting decision, Adviser does not consider recommendations from ISS or any other third party to be determinative of Adviser's ultimate decision. Adviser votes proxies solely in the interests of the client, Adviser-managed fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries (collectively "Advisory Clients"). As a matter of policy, the officers, directors and employees of Adviser and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients. In situations where Adviser perceives a material conflict of interest, Adviser may: disclose the conflict to the relevant Advisory Clients; defer to the voting recommendation of the Advisory Clients, ISS or those of another independent third party provider of proxy services; send the proxy directly to the relevant Advisory Client for a decision, or take such other


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action in good faith (in consultation with counsel) which would protect the interests of the Advisory Clients.

As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and Adviser will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

The Proxy Group is part of the Franklin Templeton Companies, LLC Corporate Legal Department and is overseen by legal counsel. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and will provide the analyst with the meeting notice, agenda, ISS analyses, recommendations and any other available information. Adviser's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, ISS analysis, their knowledge of the company and any other information readily available. The Proxy Group must obtain voting instructions from Adviser's research analyst, relevant portfolio manager(s) and/or legal counsel prior to submitting the vote.

Adviser has adopted general proxy voting guidelines that are reviewed periodically by various members of Adviser's organization, including portfolio management, legal counsel and Adviser's officers, and are subject to change. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Adviser anticipate all future situations. The guidelines cover such agenda items as the election of directors, ratification of auditors, management and director compensation, anti-takeover mechanisms, changes to capital structure, mergers and corporate restructuring, social and corporate policy issues, and global corporate governance.

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC rules and regulations. In addition, Adviser understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Adviser will attempt to process every vote it receives for all domestic and foreign proxies. However, there may be situations in which Adviser cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. In addition, Adviser may abstain from voting under certain circumstances or vote against items such as "Other Business" when Adviser is not given adequate information from the company.

The Proxy Group is responsible for maintaining the documentation that supports Adviser's voting position. The Proxy Group is also responsible for maintaining appropriate proxy voting supporting documentation and records. Such records may include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this function. All files will be retained for at least five years, the first two of which will be on-site. Advisory Clients may view Adviser's complete proxy voting policies and procedures on-line at www.franklintempleton.com, request copies of their proxy voting records and Adviser's complete proxy voting policies and procedures by calling the Proxy Group collect at 1-954-847-2268 or send a written request to:
Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of Adviser are made available as required by law and is responsible for overseeing the filing of such policies and procedures with the SEC.


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

                         CAPITAL GUARDIAN TRUST COMPANY
                       PROXY VOTING POLICY AND PROCEDURES


Policy
------

Capital Guardian Trust Company ("CGTC") provides investment management services to clients that include, among others, corporate and public pension plans, foundations and endowments and unaffiliated registered investment companies. CGTC's Personal Investment Management Division ("PIM") provides investment management and fiduciary services, including trust and estate administration, primarily to high net-worth individuals and families. CGTC considers proxy voting an important part of those management services, and as such, CGTC seeks to vote the proxies of securities held by clients in accounts for which it has proxy voting authority in the best interest of those clients. The procedures that govern this activity are reasonably designed to ensure that proxies are voted in the best interest of CGTC's clients.

Fiduciary Responsibility and Long-term Shareholder Value

CGTC's fiduciary obligation to manage its accounts in the best interest of its clients extends to proxy voting. When voting proxies, CGTC considers those factors which would affect the value of its clients' investment and acts solely in the interest of, and for the exclusive purpose of providing benefits to, its clients. As required by ERISA, CGTC votes proxies solely in the interest of the participants and beneficiaries of retirement plans and does not subordinate the interest of participants and beneficiaries in their retirement income to unrelated objectives.

CGTC believes the best interests of clients are served by voting proxies in a way that maximizes long-term shareholder value. Therefore, the investment professionals responsible for voting proxies have the discretion to make the best decision given the individual facts and circumstances of each issue. Proxy issues are evaluated on their merits and considered in the context of the analyst's knowledge of a company, its current management, management's past record, and CGTC's general position on the issue. In addition, many proxy issues are reviewed and voted on by a proxy voting committee comprised primarily of investment professionals, bringing a wide range of experience and views to bear on each decision.

As the management of a portfolio company is responsible for its day to day operations, CGTC believes that management, subject to the oversight of its board of directors, is often in the best position to make decisions that serve the interests of shareholders. However, CGTC votes against management on proposals where it perceives a conflict may exist between management and client interests, such as those that may insulate management or diminish shareholder rights. CGTC also votes against management in other cases where the facts and circumstances indicate that the proposal is not in its clients' best interests.

Special Review

From time to time CGTC may vote a) on proxies of portfolio companies that are also clients of CGTC or its affiliates, b) on shareholder proposals submitted by clients, or c) on proxies fox which clients have publicly supported or actively solicited CGTC or its affiliates to support a particular position. When voting these proxies, CGTC analyzes the issues on their merits and does not consider any client relationship in a way that interferes with its responsibility to vote proxies in the best interest of its clients. The CGTC Special Review Committee reviews certain of these proxy decisions for improper influences on the decision-making process and takes appropriate action, if necessary.

Procedures
----------

Proxy Review Process

Associates in CGTC's proxy voting department, along with compliance associates from the legal department, are responsible for coordinating the voting of proxies. These associates work with outside


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proxy voting service providers and custodian banks and are responsible for coordinating and documenting the internal review of proxies.

The proxy voting department reviews each proxy ballot for standard and non-standard items. Standard proxy items are typically voted with management unless the research analyst who follows the company or a member of an investment or proxy voting committee requests additional review. Standard items currently include the uncontested election of directors, ratifying auditors, adopting reports and accounts, setting dividends and allocating profits for the prior year and certain other administrative items.

All other items are sent by the proxy voting department to the research analyst who follows the company. The analyst reviews the proxy statement and makes a recommendation about how to vote on the issues based on his or her in-depth knowledge of the company. Recommendations to vote with management on certain limited issues are voted accordingly. All other non-standard issues receive further consideration by a proxy voting committee, which reviews the issue and the analyst's recommendation, and decides how to vote. A proxy voting committee may escalate to the full investment committee(s) those issues for which it believes a broader review is warranted. Four proxy voting committees specialize in regional mandates and review the proxies of portfolio companies within their mandates. The proxy voting committees are comprised primarily of members of CGTC's and its affiliates' investment committees and their activity is subject to oversight by those committees.

For securities held only in PIM accounts, non-standard items are sent to those associates to whom the CGTC Investment Committee has delegated the review and voting of proxies. These associates may forward certain proposals to the appropriate investment committee for discussion and a formal vote if they believe a broader review is warranted.

CGTC seeks to vote all of its clients' proxies. In certain circumstances, CGTC may decide not to vote a proxy because the costs of voting outweigh the benefits to its clients (e.g., when voting could lead to share blocking where CGTC wishes to retain flexibility to trade shares). In addition, proxies with respect to securities on loan through client directed lending programs are not available to CGTC to vote and therefore are not voted.

Proxy Voting Guidelines

CGTC has developed proxy voting guidelines that reflect its general position and practice on various issues. To preserve the ability of decision makers to make the best decision in each case, these guidelines are intended only to provide context and are not intended to dictate how the issue must be voted. The guidelines are reviewed and updated as necessary, but at least annually, by the appropriate proxy voting and investment committees.

CGTC's general positions related to corporate governance, capital structure, stock option and compensation plans and social and corporate responsibility issues are reflected below.

.. Corporate governance. CGTC supports strong corporate governance practices. It generally votes against proposals that serve as anti-takeover devices or diminish shareholder rights, such as poison pill plans and supermajority vote requirements, and generally supports proposals that encourage responsiveness to shareholders, such as initiatives to declassify the board. Mergers and acquisitions, reincorporations and other corporate restructurings are considered on a case-by-case basis, based on the investment merits of the proposal.
.. Capital structure. CGTC generally supports increases to capital stock for legitimate financing needs. It generally does not support changes in capital stock that can be used as anti-takeover devices, such as the creation of or increase in blank-check preferred stock or of a dual class capital structure with different voting rights.
.. Stock option compensation plans. CGTC supports the concept of stock-related compensation plans as a way to align employee and shareholder interests. However, plans that include features which undermine the connection between employee and shareholder interests generally are not supported. CGTC considers the following factors when voting on proposals related to new plans or changes to existing plans: the exercise price of the options, the size of the overall plan and/or the size of the increase, the historical dilution rate, whether the plan permits option repricing, the duration of the plan, and the needs of the company. Additionally, CGTC supports option expensing in theory and will generally support shareholder proposals on option expensing if such proposal language is non-binding and does not require the company to adopt a specific expensing methodology.
.. Social and corporate responsibility. CGTC votes on these issues based on the potential impact to the value of its clients' investment in the portfolio company.

Special Review Procedures

If a research analyst has a personal conflict in making a voting recommendation on a proxy issue, he or she must disclose such conflict, along with his or her recommendation. If a member of the proxy voting committee has a personal conflict in voting the proxy, he or she must disclose such conflict to the appropriate proxy voting committee and must not vote on the issue.

Clients representing 0.0025 or more of assets under investment management across all affiliates owned by The Capital Group Companies, Inc. (CGTC's parent company), are deemed to be "Interested Clients". Each proxy is reviewed to determine whether the portfolio company, a proponent of a shareholder proposal, or a known supporter of a particular proposal is an Interested Client. If the voting decision for a proxy involving an Interested Client is against such client, then it is presumed that there was no undue influence in favor of the Interested Client. If the decision is in favor of the Interested Client, then the decision, the rationale for such decision, information about the client relationship and all other relevant information is reviewed by the Special Review Committee ("SRC"). The SRC determines whether the decision was in the best interest of CGTC's clients and may accept or override the decision, or determine another course of action. The SRC is comprised of senior representatives from CGTC's and its affiliates' investment and legal groups and does not include representatives from the marketing department.

Any other proxy will be referred to the SRC if facts or circumstances warrant further review.

CGTC's Proxy Voting Record

Upon client request, CGTC will provide reports of its proxy voting record as it relates to the securities held in the client's account(s) for which CGTC has proxy voting authority.

Annual Assessment

CGTC will conduct an annual assessment of this proxy voting policy and related procedures.

       T. ROWE PRICE ASSOCIATES, INC AND T. ROWE PRICE INTERNATIONAL, INC

                      PROXY VOTING POLICIES AND PROCEDURES

                         RESPONSIBILITY TO VOTE PROXIES

As an investment adviser to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies that it sponsors and for which it serves as investment adviser.

PROXY ADMINISTRATION

The T. Rowe Price Proxy Committee develops positions on all major corporate issues, creates guidelines, and oversees the voting process. The Proxy Committee, composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect shareholders' interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Committee relies upon T. Rowe Price's own fundamental research, independent research provided by third parties, and information presented by company management and shareholder groups.

Once the Proxy Committee establishes its recommendations, they are distributed to the firm's portfolio managers as voting guidelines. Ultimately, chairpersons of a fund's investment advisory committee are responsible for deciding and voting on the proxy proposals of companies in his or her fund. When portfolio managers cast votes that are counter to the Proxy Committee's guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy Committee reviews T. Rowe Price's proxy voting process, policies, and voting records.

T. Rowe Price has retained Institutional Shareholder Services ("ISS"), an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing, and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price's voting guidelines - many of which are consistent with ISS positions - T. Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.

FIDUCIARY CONSIDERATIONS

T. Rowe Price's decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of fund shareholders. Practicalities involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

CONSIDERATION GIVEN MANAGEMENT RECOMMENDATIONS

When determining whether to invest in a particular company, one of the key factors T. Rowe Price considers is the quality and depth of its management. As a result, T. Rowe Price believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.

T. ROWE PRICE VOTING POLICIES

Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies. The following is a summary of the more significant T. Rowe Price policies:

ELECTION OF DIRECTORS

T. Rowe Price generally supports slates with a majority of independent directors and nominating committees chaired by an independent board member. T. Rowe Price also withholds votes for inside directors serving on compensation and audit committees and for directors who miss more than one-fourth of the scheduled board meetings. T. Rowe Price witholds votes for outside directors that do not meet certain criteria relating to their independence.

EXECUTIVE COMPENSATION

The goal of T. Rowe Price is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. While it evaluates most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what it views as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. T. Rowe Price bases its review on criteria such as the costs associated with the plan, plan features, dilution to shareholders and comparability to plans in the company's peer group. T. Rowe Price generally opposes plans that give a company the ability to reprice options.

ANTI-TAKEOVER AND CORPORATE GOVERNANCE ISSUES


T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. When voting on corporate governance proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights.

SOCIAL AND CORPORATE RESPONSIBILITY ISSUES

T. Rowe Price generally votes with a company's management on social issues unless they have substantial economic implications for the company's business and operations that have not been adequately addressed by management.

MONITORING AND RESOLVING CONFLICTS OF INTEREST

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. Since T. Rowe Price's voting guidelines are predetermined by the Proxy Committee using recommendations from ISS, an independent third party, application of the T. Rowe Price guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any possible conflicts of interest. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy Committee reviews all such proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company's proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution.

                          JANUS CAPITAL MANAGEMENT LLC

Janus Capital votes proxies in the best interest of its shareholders and without regard to any other Janus Capital relationship (business or otherwise). Janus Capital will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service).

PROXY VOTING PROCEDURES

Janus Capital has developed proxy voting guidelines (the "Janus Guidelines") that influence how Janus Capital portfolio managers vote proxies on securities held by the portfolios Janus Capital manages. The Janus Guidelines, which include recommendations on all major corporate issues, have been developed by the Janus Proxy Voting Committee (the "Proxy Voting Committee") in consultation with Janus Capital portfolio managers. In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals from the prior year and evaluates whether those proposals would adversely affect shareholders' interests. Once the Proxy Voting Committee establishes its recommendations, they are distributed to Janus Capital's portfolio managers and Janus Capital's Office for input. Once agreed upon, the recommendations are implemented as the Janus Capital Guidelines. Janus Capital portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Janus Guidelines, however, a portfolio manager may choose to vote differently than the Janus Guidelines. Janus Capital has engaged an independent Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues.

The role of the Proxy Voting Committee is to work with Janus Capital portfolio to develop the Janus Guidelines. The Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Proxy Voting Committee's oversight responsibilities include monitoring for and resolving material conflicts of interest with respect to proxy voting. Janus Capital believes that application of the Janus Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are pre-determined. However, for proxy votes that are inconsistent with the Janus Guidelines, the Proxy Voting Committee will review the proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. If the Proxy Voting Committee does not agree that the portfolio manager's rationale is reasonable, the Proxy Voting Committee will refer the matter to Janus Capital's Chief Investment Officer (or Director of Research) to vote the proxy.

PROXY VOTING POLICIES

As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the more significant Janus Guidelines.

BOARD OF DIRECTORS ISSUES

Janus Capital will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Janus Capital will generally vote in favor of proposals to increase the minimum number of independent directors. Janus Capital will generally oppose non-independent directors who serve on the audit, compensation and/or nominating committees of the board.

AUDITOR ISSUES

Janus Capital will generally oppose proposals asking for approval of auditors which have a substantial non-audit relationship with a company.

EXECUTIVE COMPENSATION ISSUES

Janus Capital reviews executive compensation plans on a case by case basis. However, Janus Capital will generally oppose proposed equity based compensation plans which contain stock option plans that are excessively dilutive. In addition, Janus Capital will generally oppose proposals regarding the issuance of options with an exercise price below market price and the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period). Janus Capital will also generally oppose proposals regarding the repricing of underwater options.

GENERAL CORPORATE ISSUES

Janus Capital will generally vote in favor of proposals regarding supermajority voting rights. Janus Capital will generally oppose proposals for different classes of stock with different voting rights. Janus Capital will review anti-takeover measures on a case by case basis. Janus Capital will also review proposals relating to mergers, acquisitions, tender offers and other similar actions on a case by case basis.

SHAREHOLDER PROPOSALS

If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus Capital will generally vote pursuant to that Janus Guideline. Otherwise, Janus Capital will generally oppose the shareholder proposal.

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                        ALLIANCE CAPITAL MANAGEMENT L.P.

                    STATEMENT OF POLICIES AND PROCEDURES FOR
            VOTING PROXIES ON BEHALF OF DISCRETIONARY CLIENT ACCOUNTS

INTRODUCTION


As a registered investment adviser, Alliance Capital Management L.P. ("Alliance Capital", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner and make voting decisions that are in the best interests of our clients.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement is applicable to Alliance Capital's growth and value investment groups investing on behalf of clients in both US and global securities.

PROXY POLICIES

This statement is designed to be responsive to the wide range of subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

ELECTIONS OF DIRECTORS: . Unless there is a proxy fight for seats on/the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-US. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

APPOINTMENT OF AUDITORS: . Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. Therefore, we may vote against the appointment of auditors if the fees for non-audit related services are disproportionate to the total audit fees paid by the company or there are other reasons to question the independence of the company's auditors.

CHANGES IN CAPITAL STRUCTURE: . Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a

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poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.

CORPORATE RESTRUCTURINGS, MERGERS AND ACQUISITIONS: . Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held.

PROPOSALS AFFECTING SHAREHOLDER RIGHTS: . Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

CORPORATE GOVERNANCE: . Alliance Capital recognizes the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. For example, we will vote for proposals providing for equal access to proxies, a majority of independent directors on key committees, and separating the positions of chairman and chief executive officer.

ANTI-TAKEOVER MEASURES: . Alliance Capital believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including blank check preferred stock, classified boards and supermajority vote requirements) that appear to be intended as management entrenchment mechanisms.

EXECUTIVE COMPENSATION: . Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. We will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted, the option exercise price is not below market price on the date of grant and an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We will support proposals to submit severance packages triggered by a change in control to a shareholder vote and proposals that seek additional disclosure of executive compensation. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense.

SOCIAL AND CORPORATE RESPONSIBILITY: . Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

PROXY VOTING PROCEDURES


PROXY VOTING COMMITTEES

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review new types of corporate governance issues, evaluate proposals not covered by these policies and recommend how we should generally vote on such issues. In addition, the committees, in conjunction with the analyst that covers the company, contact management and interested shareholder groups as necessary to discuss proxy issues.

Members of the committees include senior investment personnel and representatives of the Corporate Legal Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to guidelines, industry trends and review the policies contained in this statement from time to time.

CONFLICTS OF INTEREST

Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, whose retirement plan we administer, or with whom we have another business or personal relationship that may affect how we vote on the issuer's proxy. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. That said, we have implemented additional procedures to ensure that our votes are not the product of a conflict of interests, including: (i) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of and any contact that they have had with any interested party regarding a proxy vote; (ii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iii) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of a third party research service to ensure that our voting decision is consistent with our clients' best interests. For example, if our proposed vote is consistent with our stated proxy voting policy, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy but is also contrary to management's recommendation, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management's recommendation, and is also consistent with the views of an independent source, no further review is necessary. If our proposed vote is contrary to our stated proxy voting policy or is not covered by our policy, is consistent with management's recommendation and is contrary to the views of an independent source, the proposal is reviewed by the appropriate proxy committee for final determination.

PROXIES OF CERTAIN NON-US ISSUERS

Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Alliance Capital may determine that the value of exercising the vote does not outweigh the detriment of not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares. In such a situation we would have determined that the cost of voting exceeds the expected benefit to the client.

PROXY VOTING RECORDS

Clients may obtain information about how we voted proxies on their behalf by contacting their Alliance Capital administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Assistant General Counsel, Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105.


PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION AND OTHER PRACTICES

     There is generally no stated commission in the case of fixed-income securities, which are traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the investment adviser or sub-adviser may be unable to negotiate commission rates for these transactions.

     The investment adviser, or sub-adviser in the case of the Portfolios for which sub-advisers have been retained, places all orders for the purchase and sale of portfolio securities, options, and futures contracts for each Portfolio through a substantial number of brokers and dealers or futures commission merchants. In executing transactions, the investment adviser or sub-adviser will attempt to obtain the best net results for the Portfolio, taking into account such factors as price (including the applicable brokerage commission or dollar spread), size of order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution and operational facilities of the firms involved, and the firm's risk in positioning a block of securities. In transactions on stock exchanges in the United States, payments of brokerage commissions are negotiated. In effecting purchases and sales of portfolio securities in transactions on United States stock exchanges for the account of the Fund, the investment adviser or sub-adviser may pay higher commission rates than the lowest available when the investment adviser or sub-adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as described below. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the investment adviser or sub-adviser may be unable to negotiate commission rates for these transactions. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price includes an undisclosed commission or markup.

     Some securities considered for investment by the Fund's Portfolios may also be appropriate for other clients served by the investment adviser or sub-adviser. If a purchase or sale of securities consistent with the investment policies of a Portfolio and one or more of these clients served by the investment adviser or sub-adviser is considered at or about the same time, transactions in such securities will be allocated among the Portfolios and clients in a manner deemed fair and reasonable by the investment adviser or sub-adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the investment adviser or sub-adviser, and the results of such allocations, are subject to periodic review by the Fund's investment adviser and directors.

     It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the investment adviser or sub-adviser may receive research services from many broker-dealers with which the investment adviser or sub-adviser places portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services may be of value to the investment adviser or sub-adviser in advising its various clients (including the Portfolios), although not all of these services are necessarily useful and of value in managing a Portfolio.

     As permitted by Section 28(e) of the Securities Exchange Act of 1934, the investment adviser or sub-adviser may cause a Portfolio to pay a broker-dealer, which provides "brokerage and research services" (as defined in the Act) to the investment adviser or sub-adviser, an amount of disclosed commission for effecting a securities transaction for the Portfolio in excess of the commission which another broker-dealer would have charged for effecting that transaction.


     There are no arrangements whatsoever, written or oral, relating to the allocation to specific brokers of orders for Portfolio transactions. Consideration is given to those firms providing statistical and research services to the investment adviser or sub-adviser, but it is not the policy of any Portfolio to pay higher brokerage commissions to a firm solely because it has provided such services. In 2003 all brokerage business was allocated to firms which provided these services. Statistical and research services furnished by brokers typically include: analysts' reports on companies and industries, market forecasts, economic analyses and the like. Such services may tend to reduce the expenses of the adviser or sub-adviser and this has been considered in setting the advisory fee paid by each Portfolio. During the years ended December 31, 2001, 2002, and 2003, the Fund paid brokerage commissions of $8,424,267, $6,072,995, and $5,871,615, respectively.

     The Directors of the Fund have authorized the investment adviser and sub-advisers to place portfolio orders for the Fund with the following broker-dealers: Robert W. Baird & Co. Incorporated ("Baird"), Frank Russell Securities, Inc. ("Russell") and Sanford C. Bernstein & Co., Inc. ("Sanford"). Baird and Russell are corporate affiliates of Northwestern Mutual. This authorization is subject to all applicable legal requirements, including procedures adopted by the Directors. The following table shows the commissions paid to Baird, Russell and Sanford, as well as the percentage of the aggregate brokerage commissions paid, and the percentage of aggregate fund transactions for fiscal years ending 2001, 2002 and 2003:

Commissions
   Paid          2001         2002         2003
-----------   ------------------------------------
Baird         $  186,206   $  195,441   $  172,854
Sanford       $        -   $        -   $   67,525
Russell       $        -   $        -   $  177,888

               Percentage of Aggregate Brokerage
                           Commissions
                 2001         2002         2003
              ------------------------------------
Baird                2.2%         3.2%         2.9%
Sanford                -%           -%         1.2%
Russell                -%           -%         3.0%

                  Percentage of Aggregate Fund
                          Transactions
                 2001         2002         2003
              ------------------------------------
Baird                1.1%         0.5%         1.1%
Sanford                -%           -%         0.3%
Russell                -%           -%         2.1%

ORGANIZATION AND CAPITAL STOCK

     The Fund was incorporated in Maryland on December 22, 1983.

     The Fund issues a separate class of capital stock for each Portfolio. Each share of capital stock issued with respect to a Portfolio has a pro rata interest in the assets of that Portfolio and has no interest in the assets of any other Portfolio. Each share of capital stock is entitled to one vote on all matters submitted to a vote of shareholders. Shares of a Portfolio will be voted separately, however, on matters affecting only that Portfolio, including approval of the Investment Advisory Agreement and changes in fundamental investment policies of a Portfolio. The assets of each Portfolio are charged with the liabilities of the Portfolio and their proportionate share of the general liabilities of the Fund based on the relative asset size of the Portfolios at the time the liabilities are incurred. All shares may be redeemed for cash at any time.

     All of the outstanding shares of each Portfolio are owned of record by Northwestern Mutual. Shares of each Portfolio are presently being offered only to Northwestern Mutual and its separate investment accounts used for variable annuity contracts and variable life insurance policies. The shares held in connection with certain of the separate investment accounts are voted by Northwestern Mutual in accordance with instructions received from the owners of the variable annuity contracts and variable life insurance policies. The shares held by Northwestern Mutual as general assets are voted by Northwestern Mutual in the same proportions as the shares held in connection with these separate investment accounts. If applicable laws, regulations or interpretations change so as to permit Northwestern Mutual to vote the Fund shares in its own discretion, it may elect to do so.

     As stated above, the shares of the Fund are offered to separate investment accounts to fund both variable life insurance policies and variable annuity contracts. Because of differences in tax treatment or other considerations it is possible that the interests of variable life insurance policyowners, owners of variable annuity contracts or owners of other contracts that may participate in the Fund in the future might at some time be in conflict. The Board of Directors of the Fund will monitor for any material conflicts and determine what action, if any, should be taken. Northwestern Mutual has agreed to be responsible, at its cost, to remedy or eliminate any irreconcilable material conflict up to and including establishing a new registered management investment company and segregating the assets underlying the variable annuity contracts and variable life insurance policies.

     The capital stock of the Fund is divided into eighteen classes corresponding to the eighteen Portfolios of the Fund. Each class is preferred over the other classes with respect to the assets of the Portfolio to which the class relates. Dividends and distributions, including distributions in the event of liquidation, are payable only out of assets of the Portfolio to which the class relates. All shares of the Fund are entitled to vote on all matters submitted to a vote of the shareholders except that shares shall be voted by class on matters concerning only that class, to approve an investment advisory agreement, to approve changes in fundamental policies with respect to that class and when otherwise required by the Investment Company Act of 1940. Shares may be redeemed only for cash, except that capital stock of any class may be redeemed in kind with assets of the Portfolio to which the class relates if the Directors deem such action desirable. Each share is nonassessable and shareholders have no preemptive or conversion rights.

     Each Portfolio is a diversified series of the Fund. The Fund is an open-end management investment company.

PURCHASE, REDEMPTION AND PRICING OF SHARES

     Shares of each Portfolio are offered and redeemed at their net asset value as next determined following receipt of a purchase order or tender for redemption without the addition of any selling commission or "sales load" or any redemption charge. The redemption price may be more or less than the shareholder's cost.

     The net asset value of each share of each Portfolio is the net asset value of the entire Portfolio divided by the number of shares of the Portfolio outstanding. The net asset value of an entire Portfolio is determined by computing the value of all assets of the Portfolio and deducting all liabilities, including reserves and accrued liabilities of the Portfolio. Portfolio securities for which market quotations are readily available are valued at current market value.


     Equity securities listed on a stock exchange and all call options are valued at the closing sale price on the stock or options exchange. Securities that are traded on the Nasdaq National Market or the Nasdaq Smallcap Market are valued at the Nasdaq Official Closing Price ("NOCP"). Securities for which there has been no such sale and Nasdaq-traded securities for which there is no NOCP are valued at the closing bid price; stock index futures contracts and interest rate futures contracts are valued at the closing settlement price on the commodities exchange; unlisted equity securities are valued at the closing bid price on the over-the-counter market.


     Debt securities with maturities generally exceeding one year are valued on the basis of valuations furnished by Interactive Data Corporation, a facility which utilizes electronic data processing techniques to report valuations for normal institutional size trading units of debt securities, without regard to exchange or over-the-counter prices, unless the Directors of the Fund determine that in the case of a particular security some other value is fair.

     Money market instruments and debt securities with maturities exceeding sixty days but generally not exceeding one year are valued by marking to market, except for the Money Market Portfolio. Marking to market is based on an average (provided by a communication network) of the most recent bid prices or yields. The marking to market method takes into account unrealized appreciation or depreciation due to changes in interest rates or other factors which would influence the current fair values of such securities.

     Securities with remaining maturities of sixty days or less, and all debt securities of the Money Market Portfolio, are valued on an amortized cost basis or, if the current market value differs substantially from the amortized cost, by marking to market. Under the amortized cost method of valuation, the security will initially be valued at the cost on the date of purchase (or, in the case of securities purchased with more than 60 days remaining to maturity the market value on the 61st day prior to maturity); and thereafter the Portfolio will assume a constant proportionate amortization in value until maturity of any discount or premium.

     The value of a foreign security held by the International Growth Portfolio and the Franklin Templeton International Equity Portfolio is determined in its national currency as of the close of trading on the foreign exchange on which it is traded, or as of 4:00 p.m., New York time, if that is earlier, and that value is then converted into its U.S. dollar equivalent at foreign exchange rates in effect, generally, at 11:00 a.m., New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the mean between the current bid and asked price is used. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange, and will therefore not be reflected in the computation of the Portfolio's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at fair value as determined by the management and approved in good faith by the Directors of the Fund. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business in New York on each day on which the New York Stock Exchange is open. Trading in European or Far Eastern securities generally, or in a particular country or countries, may not take place on every New York business day. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and on which the Fund's net asset value is not calculated. The International Growth Portfolio and the Franklin Templeton International Equity Portfolio calculate net asset value per share, and therefore effect sales and redemptions of their shares, as of the close of the New York Stock Exchange once on each day on which that Exchange is open. Such calculation does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation and if events occur which materially affect the value of these foreign securities, they will be valued at fair market value as determined by the management and approved in good faith by the Directors of the Fund. This description of issues and practices for the International Growth and International Equity Portfolios will also apply for the other Portfolios which are authorized to invest in foreign securities to the extent that those Portfolios invest in securities for which the principal trading activity takes place in foreign markets.

     All other assets, including any securities for which market quotations are not readily available, will be valued at their fair value as determined in good faith by the Directors of the Fund. The net asset value is determined as of the close of trading on the New York Stock Exchange on each day during which the Exchange is open for trading. In accordance with the requirements of the Investment Company Act of 1940 the Portfolios will also determine the net asset value of their shares on any other day on which there is sufficient trading to materially affect the value of their securities.

     The Money Market Portfolio will use its best efforts to maintain a constant net asset value per share of $1.00 (computed to an accuracy of $.005); however, the net asset value is subject to fluctuation based upon changes in the value of the Portfolio's securities. Accordingly, if net losses on the Portfolio's securities for a given period exceed income after expenses, the net asset value per share of Money Market Portfolio capital stock will decline. The Board of Directors of the Fund will take such action as it considers appropriate to maintain the stability of the net asset value per share. For example, the Directors may reduce or suspend the payment of dividends if the net asset value per share should decline below $.995 and the Directors may supplement such dividends with other distributions if the net asset value per share should rise above $1.005.

      The total offering price per share for each Portfolio is computed as follows:

                          SPECIMEN PRICE-MAKE-UP SHEET
                           (as of December 31, 2003)


                                                                                                         FRANKLIN
                                                  T. ROWE PRICE                                          TEMPLETON
                                  SMALL CAP        SMALL CAP         AGGRESSIVE       INTERNATIONAL    INTERNATIONAL
                                 GROWTH STOCK         VALUE         GROWTH STOCK         GROWTH            EQUITY
                                  PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO        PORTFOLIO
                                --------------   --------------   ----------------   --------------   ----------------
NET ASSETS                      $  366,611,938   $  121,943,997   $  1,187,541,571   $   66,689,540   $    795,706,680
NUMBER OF SHARES OUTSTANDING       189,327,694       94,705,230        436,252,165       61,120,438        563,712,274
NET ASSET VALUE PER SHARE(NET
ASSETS / NUMBER OF SHARES
OUTSTANDING)                    $        1.936   $        1.288   $          2.722   $        1.091   $          1.412
OFFERING AND REDEMPTION PRICE
PER SHARE                       $         1.94   $         1.29   $           2.72   $         1.09   $           1.41

                                   ALLIANCE                            JANUS
                                   BERNSTEIN          INDEX           CAPITAL            GROWTH          LARGE CAP
                                 MID CAP VALUE      400 STOCK       APPRECIATION         STOCK           CORE STOCK
                                   PORTFOLIO        PORTFOLIO        PORTFOLIO          PORTFOLIO        PORTFOLIO
                                --------------   --------------   ----------------   --------------   ----------------
NET ASSETS                      $   44,091,265   $  342,499,686   $     36,730,158   $  665,870,533   $    447,553,546
NUMBER OF SHARES OUTSTANDING        33,520,363      268,604,141         30,705,222      355,603,303        419,668,974
NET ASSET VALUE PER SHARE
(NET ASSETS / NUMBER OF
SHARES OUTSTANDING)             $        1.315   $        1.275   $          1.196   $        1.873   $          1.066
OFFERING AND REDEMPTION PRICE
PER SHARE                       $         1.32   $         1.28   $           1.20   $         1.87   $           1.07

                                   CAPITAL
                                   GUARDIAN         T. ROWE
                                   DOMESTIC       PRICE EQUITY       INDEX 500           ASSET
                                    EQUITY           INCOME            STOCK           ALLOCATION         BALANCED
                                   PORTFOLIO        PORTFOLIO        PORTFOLIO          PORTFOLIO        PORTFOLIO
                                --------------   --------------   ----------------   --------------   ----------------
NET ASSETS                      $  136,098,997   $   47,663,822   $  1,756,119,916   $  130,478,396   $  2,891,488,076
NUMBER OF SHARES OUTSTANDING       135,479,554       39,107,710        644,531,192      128,181,218      1,562,348,719
NET ASSET VALUE PER SHARE(NET
ASSETS / NUMBER OF SHARES
OUTSTANDING)                    $        1.005   $        1.219   $          2.725   $        1.018   $          1.851
OFFERING AND REDEMPTION PRICE
PER SHARE                       $         1.00   $         1.22   $           2.72   $         1.02   $           1.85

                                  HIGH YIELD
                                     BOND          SELECT BOND     MONEY MARKET
                                   PORTFOLIO        PORTFOLIO        PORTFOLIO
                                --------------   --------------   ----------------
NET ASSETS                      $  199,371,294   $  621,325,493   $    399,873,195
NUMBER OF SHARES OUTSTANDING       274,977,390      492,394,170        399,893,298
NET ASSET VALUE PER SHARE(NET
ASSETS / NUMBER OF SHARES
OUTSTANDING)                    $        0.725   $        1.262   $          1.000
OFFERING AND REDEMPTION PRICE
PER SHARE                       $         0.73   $         1.26   $           1.00


     Payment for the shares redeemed must be made within seven days after the evidence of ownership of such shares is tendered to the Fund; however, the right to redeem Fund shares may be suspended, or payment of the redemption value postponed, during any period in which the New York Stock Exchange is closed or trading thereon is restricted, or any period during which an emergency exists, or as otherwise permitted by the Investment Company Act of 1940.

TAXES AND DIVIDENDS


     Each Portfolio is qualified or intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In order to avoid taxation of capital gains under Subchapter M of the Code, each Portfolio, except the Money Market Portfolio, will distribute net capital gains annually. Net capital gains from the sale of investments will be calculated by subtracting any unused capital loss carryforward from net realized gain for the year, as prescribed by the Internal Revenue Code. One of these applicable provisions is that at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and securities of other issuers, with such securities of other issuers limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) no more than 25% of the value of a Portfolio's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses.

     A regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies. Under certain circumstances, a Portfolio may be required to sell portfolio holdings to meet this requirement.

     If for any year a Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net taxable gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of such Portfolio's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction in the case of corporate shareholders and will be included in the qualified dividend income of noncorporate shareholders.


     No distribution of realized capital gains will be made until any capital loss carryforward has been exhausted or expired. At the end of their last fiscal years, the following Portfolios had unused capital loss carryforwards:



--------------------------------------------------------------------------------
                                             Carryforward         Expiration
--------------------------------------------------------------------------------
Small Cap Growth Stock                      $   25,729,017        2009-2010
--------------------------------------------------------------------------------
Aggressive Growth Stock                     $  203,511,921        2010-2011
--------------------------------------------------------------------------------
International Growth Stock                  $    5,314,465        2009-2011
--------------------------------------------------------------------------------
Franklin Templeton International Equity     $  120,207,632        2009-2011
--------------------------------------------------------------------------------
Growth Stock                                $   95,155,522        2009-2010
--------------------------------------------------------------------------------
Large Cap Core Stock                        $  165,023,598        2009-2011
--------------------------------------------------------------------------------
Capital Guardian Domestic Equity            $    3,619,045        2009-2011
--------------------------------------------------------------------------------
Asset Allocation                            $      555,633           2010
--------------------------------------------------------------------------------
High Yield Bond                             $   76,427,429        2006-2010
--------------------------------------------------------------------------------

     The T. Rowe Price Small Cap Value, AllianceBernstein Mid Cap Value, Index 400 Stock, Janus Capital Appreciation, T. Rowe Price Equity Income, Index 500 Stock, Balanced Select Bond, and Money Market Portfolios had no unused capital loss carryforwards.


CALCULATION OF YIELD QUOTATIONS OF THE MONEY MARKET PORTFOLIO

     The Money Market Portfolio's yield is its current investment income expressed in annualized terms. The Portfolio's yield is calculated by determining the net change in the value of a pre-existing account having a balance of one share at the beginning of a seven-day base period. The net change in the value of the account is divided by the value of the account at the beginning of the period to obtain the base period return. The result is then multiplied by 365 and divided by seven, with the resulting annualized yield carried to the nearest hundredth of one percent. For purposes of this calculation the net change in the value of the account reflects the value of additional Portfolio shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares. The calculation reflects net investment income of the Portfolio for the period, including accrued interest income plus or minus amortized purchase discount or premium, less all accrued expenses, but does not include realized or unrealized gains or losses.

                                   APPENDIX A

Description of Ratings as Provided by the Rating Services

     As described in the prospectus, the Portfolios may invest in investment grade and non-investment grade debt investments. Investment grade securities are securities rated investment grade by a Nationally Recognized Statistical Rating Organization ("NRSRO"), i.e. BBB- or higher by Standard & Poor's or Baa3 or higher by Moody's. Non-investment grade securities are securities rates below investment grade by a NRSRO. Below are summaries of the rating definitions used by three of the NRSROs. The Fund's adviser will ordinarily rely on the ratings provided by these organizations but may give consideration to the ratings given by other NRSROs.

I.   FITCH'S
     -------

     a.   Fitch's Corporate Bonds and Preferred Stock (long-term)
          -------------------------------------------

AAA
Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB
Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B
Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favourable business and economic environment.

CCC,CC,C
High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favourable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DDD,DD,D
Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. "DD' indicates potential recoveries in the range of 50% - 90% and 'D' the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.

     b.   Fitch's Commercial Paper (short-term)
          ------------------------

F1
Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2
Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3
Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B
Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C
High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favourable business and economic environment.

D
Default. Denotes actual or imminent payment default.

Notes to Long-term and Short-term ratings: "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'.

'NR' indicates that Fitch Ratings does not rate the issuer or issue in question.

'Withdrawn': A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are 'stable' could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action.

Occasionally, Fitch may be unable to identify the fundamental trend and n these cases, the Rating Outlook may be described as "evolving."

II.  MOODY'S INVESTORS SERVICE, INC.
     -------------------------------

     a.   Moody's Corporate Bonds and Preferred Stock (long-term)
          -------------------------------------------

Aaa
Bonds and preferred stock which are rated Aaa are judged to be of the highest quality, with minimal risk.

Aa
Bonds and preferred stock which are rated Aa are judged to be of high quality and are subject to very low credit risk.

A
Bonds and preferred stock which are rated A are to be considered upper-medium-grade and are subject to low creit risk. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa
Bonds and preferred stock which are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba
Bonds and preferred stock which are rated Ba are judged to have speculative elements and are subject to substantial creit risk.

B
Bonds and preferred stock which are rated B are considered speculative and are subject to high credit risk.

Caa
Bonds and preferred stock which are rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca
Bonds and preferred stock which are rated Ca are highly speculative and are are likely in, or very near, default, with some prospect of recovery of principal and interest.

C
Bonds and preferred stock which are rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

     b.   Moody's Commercial Paper (short-term)
          ------------------------

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1
---

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2
---

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3
---

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

N P
---

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.


III. STANDARD & POOR'S
     -----------------

     a.   Standard & Poor's Corporate Bonds and Preferred Stock (long-term)
          -----------------------------------------------------

Issue credit ratings are based in varying degrees, on the following considerations:
     . Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
     . Nature of and provisions of the obligation; and . Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA
An obligation rated 'AAA' has the highest rating assigned by Standard &Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated 'AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C
The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D
An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)
The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

c
The 'c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p
The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*
Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r
The 'r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an 'r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.

Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ('AAA', 'AA', 'A', 'BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

     b.   Standard & Poor's Commercial Paper (short-term)
          ----------------------------------


A-1
A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B
A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C
A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D
A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks

Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

     1.   Notes (short-term)

A Standard & Poor's note ratings reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

     . Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
     . Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
     .  Note rating symbols are as follows:

SP-1
Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2
Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. SP-3 Speculative capacity to pay principal and interest.

                                   APPENDIX B

                                Glossary of Terms

Certificate of Deposit
----------------------
     A certificate of deposit is a short term obligation of a commercial bank.

Eurodollar Certificate of Deposit
---------------------------------
     A Eurodollar certificate of deposit is a short term obligation of a foreign subsidiary of a U.S. bank payable in U.S. dollars.

Time Deposit
------------
     A time deposit is a deposit in a commercial bank for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

Bankers' Acceptance
-------------------
     A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions.

Variable Amount Master Note
---------------------------
     A variable amount master note is a note which fixes a minimum and maximum amount of credit and provides for lending and repayment within those limits at the discretion of the lender.

Commercial Paper
----------------
     Commercial paper is a short term promissory note issued by a corporation primarily to finance short term credit needs.

Accountants' Report


                     [LETTERHEAD OF PRICEWATERHOUSECOOPERS]


Report of Independent Auditors

To the Shareholders and Board of Directors of Northwestern Mutual Series Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Small Cap Growth Stock Portfolio, T. Rowe Price Small Cap Value Portfolio, Aggressive Growth Stock Portfolio, International Growth Portfolio, Franklin Templeton International Equity Portfolio, AllianceBernstein Mid Cap Value Portfolio, Index 400 Stock Portfolio, Janus Capital Appreciation Portfolio, Growth Stock Portfolio, Large Cap Core Stock Portfolio, Capital Guardian Domestic Equity Portfolio, T. Rowe Price Equity Income Portfolio, Index 500 Stock Portfolio, Asset Allocation Portfolio, Balanced Portfolio, High Yield Bond Portfolio, Select Bond Portfolio and Money Market Portfolio (constituting Northwestern Mutual Series Fund, Inc., hereafter referred to as the "Fund") at December 31, 2003, the results of each of their operations, the changes in each of their net assets and their financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.



/s/ PRICEWATERHOUSECOOPERS LLP

Milwaukee, Wisconsin
January 29, 2004

Small Cap Growth Stock Portfolio

Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2003

                                                               Shares/  Value
Common Stock (93.7%)                                           $ Par  $ (000's)
------------------------------------------------------------------------------
 Consumer Discretionary (19.5%)
 Aaron Rents, Inc.                                             271,895    5,473
*Alliance Gaming Corp.                                         122,100    3,010
*AnnTaylor Stores Corp.                                        160,100    6,244
*Coach, Inc.                                                    90,100    3,401
*Cumulus Media, Inc. -- Class A                                150,100    3,302
*Digital Theater Systems, Inc.                                  72,500    1,790
 Fred's, Inc.                                                  112,725    3,492
*Getty Images, Inc.                                            129,050    6,470
*The Gymboree Corp.                                            157,800    2,719
*O'Reilly Automotive, Inc.                                     129,800    4,979
*Orient-Express Hotel, Ltd. -- Class A                         388,350    6,381
 Polaris Industries, Inc.                                       37,900    3,357
*Scholastic Corp.                                               63,500    2,162
*Sharper Image Corp.                                            88,700    2,896
*The Sports Authority, Inc.                                    129,700    4,980
 Station Casinos, Inc.                                         129,050    3,953
 Thor Industries, Inc.                                          74,300    4,177
*WMS Industries, Inc.                                           98,600    2,583
                                                                         ------
    Total                                                                71,369
                                                                         ------

 Consumer Staples (1.7%)
*Peet's Coffee & Tea, Inc.                                     163,600    2,848
*United Natural Foods, Inc.                                     91,300    3,279
                                                                         ------
    Total                                                                 6,127
                                                                         ------

 Energy (3.5%)
*Grant Prideco, Inc.                                           349,800    4,554
*National-Oilwell, Inc.                                        154,850    3,462
*Patterson-UTI Energy, Inc.                                    144,300    4,751
                                                                         ------
    Total                                                                12,767
                                                                         ------

 Financials (3.0%)
 Investors Financial Services Corp.                            197,650    7,591
 National Financial Partners Corp.                             121,400    3,345
                                                                         ------
    Total                                                                10,936
                                                                         ------

 Health Care (14.5%)
*AmSurg Corp.                                                  118,500    4,490
*Bio-Rad Laboratories, Inc. Class A                             31,600    1,822
*Bradley Pharmaceuticals, Inc.                                  74,600    1,897
*Cerner Corp.                                                   87,700    3,319
*DaVita, Inc.                                                  163,500    6,377
*Patterson Dental Co.                                           53,500    3,433
*Pediatrix Medical Group, Inc.                                  88,000    4,848
*Province Healthcare Co.                                       241,925    3,871
*Psychiatric Solutions, Inc.                                    94,200    1,969
*Renal Care Group, Inc.                                         45,900    1,891
*ResMed Inc.                                                   118,000    4,902
*Respironics, Inc.                                              96,150    4,335
 Select Medical Corp.                                          243,600    3,966
*Ventana Medical Systems, Inc.                                 110,200    4,342
*Wright Medical Group, Inc.                                     60,100    1,829
                                                                         ------
    Total                                                                53,291
                                                                         ------

 Industrials (17.4%)
 C.H. Robinson Worldwide, Inc.                                 110,850    4,202
*The Corporate Executive Board Co.                             159,500    7,445
*Corrections Corp. of America                                   90,650    2,613
*Education Management Corp.                                    213,700    6,633
*EGL, Inc.                                                     144,100    2,530
*Knight Transportation, Inc.                                   240,252    6,162
*Kroll, Inc.                                                   119,800    3,115
*Marlin Business Services Inc.                                 158,400    2,756
 MSC Industrial Direct Co., Inc. --
  Class A                                                      179,500    4,936
*Pacer International, Inc.                                     247,850    5,012
*Portfolio Recovery Associates, Inc.                            74,905    1,989
*Resources Connection, Inc.                                    177,600    4,850
*School Specialty, Inc.                                         52,800    1,796
 Strayer Education, Inc.                                        42,500    4,625
*Tetra Tech, Inc.                                              121,475    3,020
*Universal Technical Institute, Inc.                            67,700    2,031
                                                                        -------
    Total                                                                63,715
                                                                        -------

 Information Technology (28.1%)
*Amphenol Corp. -- Class A                                     119,850    7,663
 Autodesk, Inc.                                                181,950    4,472
*Brooks Automation, Inc.                                       285,908    6,911
*CACI International, Inc. -- Class A                            71,550    3,479
*Cognizant Technology Solutions Corp.                          138,800    6,335
*Cree, Inc.                                                    203,300    3,596
*Digital Insight Corp.                                         192,700    4,798
*Electronics for Imaging, Inc.                                 149,500    3,890
*EMC Corp.                                                     115,743    1,495
*Entegris, Inc.                                                310,300    3,987
*EPIQ Systems, Inc.                                            107,250    1,837
*eSPEED, Inc.                                                  120,200    2,814
*Euronet Worldwide, Inc.                                       135,700    2,443
*Fargo Electronics, Inc.                                       145,400    1,849
*Hyperion Solutions Corp.                                       45,650    1,376
*Inforte Corp.                                                 244,900    2,030
*Intrado, Inc.                                                 181,500    3,984
*MKS Instruments, Inc.                                         202,150    5,862
*Neoware Systems, Inc.                                         144,500    1,980
*Netgear, Inc.                                                 121,000    1,935
*NetScreen Technologies, Inc.                                   58,200    1,440
*O2Micro International, Ltd.                                   281,550    6,338
*Plexus Corp.                                                   94,300    1,619
*SigmaTel, Inc.                                                 61,978    1,530
*SupportSoft, Inc.                                             139,800    1,838
*Tollgrade Communications, Inc.                                288,250    5,053
*UTStarcom, Inc.                                                88,000    3,262
*Varian, Inc.                                                  130,550    5,448
*Verint Systems, Inc.                                          107,500    2,425
*Westell Technologies, Inc. -- Class A                         274,500    1,732
                                                                        -------
    Total                                                               103,421
                                                                        -------

Small Cap Growth Stock Portfolio

                                                             Shares/     Value
Common Stock (93.7%)                                          $ Par    $ (000's)
--------------------------------------------------------------------------------
 Materials (4.1%)
 Airgas, Inc.                                                211,050      4,533
 Minerals Technologies, Inc.                                 131,200      7,774
*Silgan Holdings, Inc.                                        62,400      2,658
                                                                         ------
        Total                                                            14,965
                                                                        -------

 Other Holdings (1.9%)
*iShares Russell 2000 Index Fund                              62,500      6,925
                                                                        -------
        Total                                                             6,925
                                                                        -------
        Total Common Stock
         (Cost: $289,842)                                               343,516
                                                                        -------

Money Market Investment (6.3%)
--------------------------------------------------------------------------------

Banks (1.0%)
UBS Finance Delaware LLC,
 0.95%, 1/2/04                                             3,600,000      3,600
                                                                        -------
        Total                                                             3,600
                                                                        -------

    Federal Government and Agencies (1.2%)
(b) Federal National Mortgage Association,
     1.075%, 2/4/04                                        4,500,000      4,495
                                                                        -------
        Total                                                             4,495
                                                                        -------

Personal Credit Institutions (2.7%)
(b) Preferred Receivable Funding,
     1.08%, 1/28/04                                        5,000,000      4,996
(b) Toyota Motor Credit Corp,
     1.02%, 2/6/04                                         5,000,000      4,995
                                                                        -------
        Total                                                             9,991
                                                                        -------

 Short Term Business Credit (1.4%)
 Transamerica Financial,
  1.05%, 1/16/04                                           5,000,000      4,998
                                                                        -------
        Total                                                             4,998
                                                                        -------

        Total Money Market Investment
         (Cost: $23,084)                                                 23,084
                                                                        -------

        Total Investments (100.0%)
         (Cost $312,926)(a)                                             366,600
                                                                        -------

        Other Assets, Less Liabilities (0.0%)                                12
                                                                        -------

        Total Net Assets (100.0%)                                       366,612
                                                                        -------

* Non-Income Producing

(a) At 12/31/03 the aggregate cost of securities for federal tax purposes was $314,932 and the net unrealized appreciation of investments based on that cost was $51,668 which is comprised of $59,511 aggregate gross unrealized appreciations and $7,843 aggregate gross unrealized depreciation.

(b) All or a portion of the securities have been committed as collateral for open futures positions or when issued securities. Information regarding open futures contracts as of period end is summarized below.

                                                                    Unrealized
                                                                   Appreciation/
                                          Number of    Expiration   Depreciation
Issuer (000's)                            Contracts       Date        (000's)
--------------------------------------------------------------------------------
Russell 2000 Index
 Futures                                       31         03/04        $(79)
(Total Notional
 Value at 12/31/03
 $8,715)

     The Accompanying Notes are an Integral Part of the Financial Statements

T. Rowe Price Small Cap Value Portfolio

Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2003


                                                               Shares/   Value
Common Stock (95.7%)                                            $ Par  $ (000's)
--------------------------------------------------------------------------------
 Consumer Discretionary (18.0%)
 Aaron Rents, Inc.                                              64,100    1,290
 Aaron Rents, Inc. -- Class A                                    3,150       58
 Brunswick Corp.                                                 5,700      181
*Cablevision Systems Corp.                                      15,100      353
*Cox Radio Inc. -- Class A                                       5,000      126
 CSS Industries, Inc.                                           28,300      878
*Culp, Inc.                                                     28,100      306
 Dillard's, Inc. -- Class A                                     13,100      216
 Dow Jones & Co., Inc.                                           5,900      294
 Eastman Kodak Co.                                               4,100      105
 Fred's, Inc.                                                   46,950    1,455
 The Gap, Inc.                                                   5,200      121
 Hancock Fabrics, Inc.                                          36,600      530
 Hasbro, Inc.                                                    4,800      102
 Haverty Furniture Companies, Inc.                              65,100    1,293
*Journal Register Co.                                           32,600      675
*Kmart Holding Corp.                                             2,900       69
*Lamar Advertising Co. -- Class A                                6,800      254
 Matthews International Corp. -- Class A                        53,200    1,574
 Meredith Corp.                                                  3,800      185
 The New York Times Co. -- Class A                               4,100      196
 Newell Rubbermaid, Inc.                                        14,500      330
 Pearson PLC-Sponsored ADR                                      18,700      210
*RARE Hospitality International, Inc.                           53,550    1,309
 Reuters Group PLC-Spons ADR                                    11,600      294
 Ruby Tuesday, Inc.                                             83,500    2,379
*Saga Communications, Inc. -- Class A                           56,800    1,053
*Scholastic Corp.                                               10,700      364
*SCP Pool Corp.                                                 34,050    1,113
*Sinclair Broadcast Group, Inc. -- Class A                      16,500      246
 Skyline Corp.                                                  22,700      792
 Stanley Furniture Co., Inc.                                    19,500      614
*Stein Mart, Inc.                                               92,320      761
*Tbc Corp.                                                      51,600    1,332
*Unifi, Inc.                                                   101,700      656
 The Washington Post Co. -- Class B                                279      221
                                                                         ------
    Total                                                                21,935
                                                                         ------

 Consumer Staples (2.8%)
*American Italian Pasta Co. -- Class A                          14,100      591
 Archer-Daniels-Midland Co.                                     18,100      275
 Campbell Soup Co.                                               8,300      222
 Casey's General Stores, Inc.                                   56,500      998
 ConAgra Foods, Inc.                                             8,700      230
*Costco Wholesale Corp.                                          6,400      238
 H.J. Heinz Co.                                                  7,100      259
*Wild Oats Markets, Inc.                                        32,100      415
 Winn-Dixie Stores, Inc.                                        15,900      158
                                                                         ------
    Total                                                                 3,386
                                                                         ------

Energy (7.0%)
 Amerada Hess Corp.                                              6,600      351
*Atwood Oceanics, Inc.                                          15,200      485
 Baker Hughes, Inc.                                             10,100      325
 BG Group PLC-Sponsored ADR                                      4,800      125
 Carbo Ceramics, Inc.                                           16,500      846
 Diamond Offshore Drilling, Inc.                                26,300      539
*Forest Oil Corp.                                               38,350    1,096
*Grant Prideco, Inc.                                            25,200      328
*Hanover Compressor Co.                                         11,500      128
 Kerr-McGee Corp.                                                5,300      246
*Lone Star Technologies, Inc.                                   20,500      328
*Magnum Hunter Resources, Inc.                                  79,300      754
 Marathon Oil Corp.                                              7,800      258
*NRG Energy, Inc.-W/I                                            7,100      155
 Penn Virginia Corp.                                            19,750    1,100
*Tetra Technologies, Inc.                                       43,750    1,061
*W-H Energy Services, Inc.                                      27,900      452
                                                                          -----
     Total                                                                8,577
                                                                          -----

Financials (21.9%)
 Allied Capital Corp.                                           48,800    1,361
 American Capital Strategies, Ltd.                              18,200      541
 Apartment Investment and Management
  Co -- Class A                                                  5,600      193
 Bedford Property Investors, Inc.                               30,000      859
 Brown & Brown, Inc.                                            43,900    1,432
 Charter One Financial, Inc.                                     4,800      166
 Cincinnati Financial Corp.                                      3,600      151
 Citizens Banking Corp.                                          4,900      160
 Commerce Bancshares, Inc.                                       4,830      237
 Community First Bankshares, Inc.                               47,000    1,360
*Conseco Inc.                                                   10,300      225
 East West Bancorp, Inc.                                        28,700    1,540
 First Financial Fund, Inc.                                     48,500      857
 First Republic Bank                                            38,900    1,393
 Glenborough Realty Trust, Inc.                                 22,900      457
 The Hartford Financial Services Group,
  Inc.                                                           2,500      148
 Huntington Bancshares, Inc.                                    11,500      259
 Innkeepers USA Trust                                           58,300      488
 Janus Capital Group, Inc.                                      12,000      197
 Kilroy Realty Corp.                                            36,900    1,208
 LaBranche & Co., Inc.                                          18,000      210
 Lasalle Hotel Properties                                       36,100      670
 Loews Corp.                                                     7,100      351
*Markel Corp.                                                    4,000    1,014
 National Commerce Financial Corp.                               4,800      131
 Northern Trust Corp.                                            5,800      269
*Ohio Casualty Corp.                                            12,100      210
*ProAssurance Corp.                                             48,600    1,561
 Protective Life Corp.                                           5,900      200
 Reckson Associates Realty Corp.                                 2,200       53

T. Rowe Price Small Cap Value Portfolio

                                                               Shares/   Value
Common Stock (95.7%)                                            $ Par  $ (000's)
--------------------------------------------------------------------------------
   Financials continued

   SAFECO Corp.                                                  8,700      339
(b)Scottish Annuity & Life Holdings, Ltd.                       30,600      636
  *Silicon Valley Bancshares                                    44,600    1,608
   The St. Paul Companies, Inc.                                  7,000      278
   Sun Communities, Inc.                                        28,000    1,084
   Synovus Financial Corp.                                       8,300      240
   TCF Financial Corp.                                           1,300       67
   Texas Regional Bancshares, Inc. --
    Class A                                                     51,900    1,919
   Travelers Property Casualty Corp. --
    Class A                                                     12,300      206
  *Triad Guaranty, Inc.                                         28,000    1,410
   UnumProvident Corp.                                          10,000      158
   Washington Real Estate Trust                                 24,300      710
                                                                         ------
       Total                                                             26,556
                                                                         ------

   Health Care (5.0%)
   Aetna, Inc.                                                   1,700      115
   AmerisourceBergen Corp.                                       4,000      225
   Analogic Corp.                                                9,300      381
  *Andrx Corp.                                                   4,200      101
   Arrow International, Inc.                                    16,130      403
  *Biogen IDEC, Inc.                                             2,400       88
  *Bone Care International, Inc.                                43,200      550
  *Diversa Corp.                                                64,900      600
  *Exelixis, Inc.                                               56,800      402
  *First Health Group Corp.                                      2,700       53
   Guidant Corp.                                                 3,000      181
  *King Pharmaceuticals, Inc.                                   14,400      220
  *Laboratory Corp. of America Holdings                          3,000      111
  *Lexicon Genetics, Inc.                                       82,800      488
  *Lincare Holdings, Inc.                                        6,800      204
  *MedImmune, Inc.                                              10,700      272
  *Neighborcare, Inc.                                            4,500       89
   Owens & Minor, Inc.                                          56,600    1,239
  *Protein Design Labs, Inc.                                     4,500       81
  *Tenet Healthcare Corp.                                       11,400      183
  *Vertex Pharmaceuticals, Inc.                                  8,900       91
                                                                         ------
       Total                                                              6,077
                                                                         ------

   Industrials (17.2%)
   Ameron International Corp.                                   16,200      562
   C&D Technologies, Inc.                                       36,400      698
  *Casella Waste Systems, Inc. -- Class A                       69,000      945
   CNF, Inc.                                                     8,200      278
  *Dollar Thrifty Automotive Group, Inc.                        22,300      578
   EDO Corp.                                                    24,300      599
   Electro Rent Corp.                                           61,000      814
   Equifax, Inc.                                                 5,000      123
   Franklin Electric Co., Inc.                                  21,300    1,288
  *FTI Consulting, Inc.                                         37,700      881
   G & K Services, Inc. -- Class A                              25,300      930
   Herman Miller, Inc.                                           9,700      235
  *Hewitt Associates, Inc.                                       3,800      114
   IDEX Corp.                                                   23,000      957
  *Insituform Technologies, Inc. -- Class A                     52,700      870
   JLG Industries, Inc.                                         26,700      407
   Joy Global, Inc.                                              2,000       52
  *Kirby Corp.                                                  27,900      973
  *Landstar System, Inc.                                        58,300    2,217
  *Littelfuse, Inc.                                             33,400      963
   Manpower, Inc.                                                3,400      160
   McGrath Rentcorp                                             24,600      670
   Nordson Corp.                                                33,000    1,139
   Raytheon Co.                                                  9,200      276
  *Right Management Consultants, Inc.                           24,100      450
   Rockwell Collins, Inc.                                        7,300      219
   Ryder System, Inc.                                            1,400       48
   The ServiceMaster Co.                                        21,700      253
   Thomas Industries, Inc.                                      33,100    1,147
   UTI Worldwide, Inc.                                          23,440      889
   Viad Corp.                                                    7,500      188
  *Waste Connections, Inc.                                      13,700      517
   Woodward Governor Co.                                         9,400      534
                                                                         ------
        Total                                                            20,974
                                                                         ------

   Information Technology (9.8%)
  *Agilent Technologies, Inc.                                    6,200      181
  *ATMI, Inc.                                                   26,100      604
   AVX Corp.                                                    16,900      281
  *Bearingpoint, Inc.                                           19,100      193
  *The BISYS Group, Inc.                                        17,900      266
  *BMC Software, Inc.                                           19,300      360
  *Cable Design Technologies Corp.                              94,500      850
  *Cadence Design Systems, Inc.                                 11,900      214
   CDW Corp.                                                     2,100      121
  *Ceridian Corp.                                                9,700      203
  *Exar Corp.                                                   46,100      787
   Harris Corp.                                                  2,000       76
   Landauer, Inc.                                               14,500      591
   Methode Electronics, Inc. -- Class A                         24,900      305
   Molex, Inc. -- Class A                                       14,400      423
  *MPS Group, Inc.                                             104,900      981
  *Mykrolis Corp.                                               61,300      986
  *Netegrity, Inc.                                              47,000      485
  *Network Associates, Inc.                                     15,100      227
  *Packeteer, Inc.                                              62,600    1,063
  *Progress Software Corp.                                      44,400      908
  *SPSS, Inc.                                                   40,225      719
  *Systems & Computer Tech. Corp.                               10,600      173
  *Tellabs, Inc.                                                19,800      167
  *Websense, Inc.                                               28,900      845
                                                                         ------
        Total                                                            12,009
                                                                         ------

   Materials (8.7%)
   Airgas, Inc.                                                 44,800      963
   Aptargroup, Inc.                                             28,250    1,103
   Arch Chemicals, Inc.                                         32,900      844
   Bowater, Inc.                                                 2,400      111
   Carpenter Technology Corp.                                   25,400      751
   Deltic Timber Corp.                                          24,800      754
   Florida Rock Industries, Inc.                                16,150      887
   Gibraltar Steel Corp.                                        34,051      856
   Great Lakes Chemical Corp.                                   11,700      318

T. Rowe Price Small Cap Value Portfolio

                                                               Shares/   Value
Common Stock (95.7%)                                            $ Par  $ (000's)
--------------------------------------------------------------------------------
 Materials continued
 Harmony Gold Mining Co.-Sponsored
  ADR                                                           7,500       122
 IMC Global, Inc.                                              14,300       142
 Macdermid, Inc.                                               17,700       606
 MeadWestvaco Corp.                                             6,600       196
 *Meridian Gold, Inc.                                          17,600       257
 Myers Industries, Inc.                                        32,925       399
 Noranda, Inc.                                                  9,800       155
 Nucor Corp.                                                    4,700       263
 Potash Corp. of Saskatchewan, Inc.                             2,850       246
 Potlatch Corp.                                                 8,700       302
*Symyx Technologies, Inc.                                      24,300       499
 Wausau-Mosinee Paper Corp.                                    64,800       876
                                                                        -------
     Total                                                               10,650
                                                                        -------
 Telecommunication Services (0.9%)
 AT&T Corp.                                                    10,100       205
*Commonwelth Telephone Enterprises, Inc.                        2,500        94
*Crown Castle International Corp.                              13,000       143
*Qwest Communications International, Inc.                      54,600       236
*Sprint Corp. (PCS Group)                                      24,900       140
 Telephone And Data Systems, Inc.                               4,800       301
                                                                        -------
     Total                                                                1,119
                                                                        -------

 Utilities (4.4%)
 Black Hills Corp.                                             24,200       721
 Cleco Corp.                                                   32,900       592
*CMS Energy Corp.                                              13,900       118
 Duke Energy Corp.                                             15,700       321
 Edison International                                           3,500        77
*El Paso Electric Co.                                          52,600       702
 FirstEnergy Corp.                                             11,100       391
 NiSource, Inc.                                                11,600       255
 Otter Tail Corp.                                              18,300       489
 Pinnacle West Capital Corp.                                    6,700       268
 TECO Energy, Inc.                                             10,300       148
 TXU Corp.                                                     11,700       278
 Unisource Energy Corp.                                         8,600       212
 Vectren Corp.                                                 24,600       606
 Xcel Energy, Inc.                                              8,100       138
                                                                        -------
     Total                                                                5,316
                                                                        -------

     Total Common Stock
      (Cost: $96,254)                                                   116,599
                                                                        -------

 Investment Grade Bonds (0.0%)

 Radiotelephone Communications (0.0%)
 US Cellular Corp., 0.00%, 6/15/15                             45,000        22
                                                                        -------
     Total                                                                   22
                                                                        -------

 Utilities (0.0%)
 Xcel Energy Inc., 7.50%, 11/21/07
  144A                                                          2,000         3
                                                                        -------
     Total                                                                    3
                                                                        -------

     Total Investment Grade Bonds
      (Cost: $26)                                                            25
                                                                        -------

 Money Market Investment (4.2%)

 Other Holdings (4.2%)

 Reserve Investment Fund                                    5,147,099     5,147
                                                                        -------

     Total Money Market Investment
      (Cost: $5,147)                                                      5,147
                                                                        -------

     Total Investments (99.9%)
      (Cost $101,427)(a)                                                121,771
                                                                        -------

     Other Assets, Less Liabilities
      (0.1%)                                                                173
                                                                        -------

     Total Net Assets (100.0%)                                          121,944
                                                                        -------

* Non-Income Producing

  ADR -- American Depository Receipt

(a) At 12/31/03 the aggregate cost of securities for federal tax purposes was $101,377 and the net unrealized appreciation of investments based on that cost was $20,394 which is comprised of $21,589 aggregate gross unrealized appreciations and $1,195 aggregate gross unrealized depreciation.

(b) All or a portion of the securities have been committed as collateral for open futures or when issued securities.

     The Accompanying Notes are an Integral Part of the Financial Statements

Aggressive Growth Stock Portfolio

Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2003

                                                               Shares/   Value
Common Stock (97.6%)                                            $ Par  $ (000's)
--------------------------------------------------------------------------------
 Consumer Discretionary (14.1%)
*Entercom Communications Corp. -- Class A                      272,900   14,453
 Fairmont Hotels & Resorts, Inc.                               635,720   17,253
 Family Dollar Stores, Inc.                                    165,040    5,922
 Gentex Corp.                                                  189,030    8,348
*Getty Images, Inc.                                            294,870   14,782
 Jones Apparel Group, Inc.                                     193,300    6,810
*Kohl's Corp.                                                   98,000    4,404
*Lamar Advertising Co. -- Class A                              368,125   13,738
*MGM Mirage                                                    253,360    9,529
 Michaels Stores, Inc.                                         275,800   12,190
*O'Reilly Automotive, Inc.                                     565,130   21,678
*Orbitz, Inc.                                                  219,400    5,090
*PETCO Animal Supplies, Inc.                                   691,340   21,051
*Tempur-Pedic International, Inc.                              236,558    3,667
*Univision Communications, Inc. -- Class A                     204,427    8,114
                                                                        -------
    Total                                                               167,029
                                                                        -------

 Consumer Staples (0.6%)
 Whole Foods Market, Inc.                                      105,400    7,076
                                                                        -------
    Total                                                                 7,076
                                                                        -------

 Energy (5.9%)
*BJ Services Co.                                               276,400    9,923
*Cooper Cameron Corp.                                          197,900    9,222
 ENSCO International, Inc.                                     469,300   12,751
*Nabors Industries, Ltd.                                       434,300   18,023
*Tom Brown, Inc.                                               349,400   11,268
*Weatherford International, Ltd.                               232,025    8,353
                                                                        -------
    Total                                                                69,540
                                                                        -------

 Financials (8.9%)
 CIT Group Inc.                                                374,500   13,463
 Doral Financial Corp.                                         206,250    6,658
 Investors Financial Services Corp.                            643,580   24,720
 Legg Mason, Inc.                                              214,580   16,561
 Old Republic International Corp.                              593,400   15,049
 Radian Group, Inc.                                            122,620    5,978
 SouthTrust Corp.                                              692,700   22,672
                                                                        -------
    Total                                                               105,101
                                                                        -------

 Health Care (8.2%)
*AdvancePCS                                                    197,930   10,423
*Biogen Idec, Inc.                                             272,300   10,015
 Biomet, Inc.                                                  408,610   14,878
*Charles River Laboratories International, Inc.                276,700    9,499
 Health Management Associates, Inc. -- Class A                 557,810   13,387
 Medicis Pharmaceutical Corp.                                  208,500   14,866
*MedImmune, Inc.                                               148,670    3,776
*Patterson Dental Co.                                          181,598   11,651
*St. Jude Medical, Inc.                                        149,300    9,160
                                                                        -------
    Total                                                                97,655
                                                                        -------

 Industrials (22.8%)
*Apollo Group, Inc. -- Class A                                 283,580   19,283
 ARAMARK Corp. -- Class B                                      453,800   12,443
*Career Education Corp.                                        229,700    9,204
 Cintas Corp.                                                  259,950   13,031
*The Corporate Executive Board Co.                             538,120   25,114
 Deere & Co.                                                   197,140   12,824
 Expeditors International of Washington, Inc.                  344,230   12,964
 Fastenal Co.                                                  599,490   29,939
 Graco, Inc.                                                   577,400   23,154
*Hewitt Associates, Inc.                                       348,210   10,411
*L-3 Communications Holdings, Inc.                             355,250   18,246
 Manpower, Inc.                                                261,840   12,327
*Ryanair Holdings Plc                                          345,140   17,478
*Stericycle, Inc.                                              459,780   21,472
*Swift Transportation Co., Inc.                              1,075,270   22,602
*Tetra Tech, Inc.                                              434,197   10,794
                                                                        -------
    Total                                                               271,286
                                                                        -------

 Information Technology (35.1%)
 Adobe Systems, Inc.                                           279,930   11,001
*Amdocs, Ltd.                                                  672,250   15,112
 CDW Corp.                                                     372,440   21,512
*Cognos, Inc.                                                  583,000   17,851
 Diebold, Inc.                                                 239,130   12,882
*Electronic Arts, Inc.                                          62,220    2,973
*Fiserv, Inc.                                                  158,195    6,250
 Infosys Technologies Ltd., ADR                                 61,185    5,855
*Ingram Micro, Inc.                                            363,600    5,781
*Integrated Circuit Systems, Inc.                              742,080   21,142
 Intersil Corp. -- Class A                                     862,070   21,422
*Intuit, Inc.                                                  276,941   14,653
*Jabil Circuit, Inc.                                           824,400   23,331
*KLA-Tencor Corp.                                              273,580   16,051
*Mettler-Toledo International, Inc.                            107,700    4,546
 Microchip Technology, Inc.                                    799,995   26,688
*NetScreen Technologies, Inc.                                  331,100    8,195
*Novellus Systems, Inc.                                        567,820   23,877
*NVIDIA Corp.                                                  262,300    6,098
 Paychex, Inc.                                                 508,540   18,918
*QLogic Corp.                                                  295,670   15,257
*Semtech Corp.                                                 601,990   13,683
*Synopsys, Inc.                                                254,600    8,595
*UTStarcom, Inc.                                               304,000   11,269
*VeriSign, Inc.                                                511,920    8,344
*VERITAS Software Corp.                                        554,670   20,612

 Aggressive Growth Stock Portfolio

                                                           Shares/       Value
Common Stock (97.6%)                                        $ Par      $ (000's)
--------------------------------------------------------------------------------
Information Technology continued
*Waters Corp.                                              708,370       23,490
*Zebra Technologies Corp. -- Class A                       497,435       33,016
                                                                      ---------
    Total                                                               418,404
                                                                      ---------

Materials (2.0%)
Praxair, Inc.                                              617,140       23,575
                                                                      ---------
    Total                                                                23,575
                                                                      ---------

    Total Common Stock

     (Cost: $961,562)                                                 1,159,666
                                                                      ---------

Money Market Investment (2.3%)
-------------------------------------------------------------------------------

Autos (1.7%)
Toyota Motor Credit Corp.,
 1.02%, 2/12/04                                         20,000,000       19,976
                                                                      ---------
    Total                                                                19,976
                                                                      ---------

Banks (0.1%)
UBS Finance Delaware LLC,
 0.95%, 1/2/04                                           1,200,000        1,200
                                                                      ---------
    Total                                                                 1,200
                                                                      ---------

 Federal Government and Agencies (0.5%)
 Federal National Mortgage
  Association, 1.07%, 2/4/04                             6,000,000        5,994
                                                                      ---------
     Total                                                                5,994
                                                                      ---------

     Total Money Market Investment
      (Cost: $27,170)                                                    27,170
                                                                      ---------

     Total Investments (99.9%)
      (Cost $988,732)(a)                                              1,186,836
                                                                      ---------

     Other Assets, Less Liabilities (0.1%)                                  706
                                                                      ---------

     Total Net Assets (100.0%)                                        1,187,542
                                                                      ---------

* Non-Income Producing

 ADR -- American Depository Receipt

(a) At 12/31/03 the aggregate cost of securities for federal tax purposes was $1,001,067 and the net unrealized appreciation of investments based on that cost was $185,769 which is comprised of $195,522 aggregate gross unrealized appreciations and $9,753 aggregate gross unrealized depreciation.

     The Accompanying Notes are an Integral Part of the Financial Statements

 International Growth Portfolio

Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2003

Foreign Common                       Shares/   Value
Stock (94.6%)            Country      $ Par  $ (000's)
------------------------------------------------------
Basic Materials (4.3%)
Alcan, Inc.           Canada           7,865     369
Arcelor SA            Luxembourg      27,730     483
BASF AG               Germany          6,835     386
CRH PLC               Ireland         17,895     367
*Ivanhoe Mines, Ltd.  Canada          31,925     254
Rio Tinto, Ltd.       Australia       12,720     357
*SGL Carbon AG        Germany         18,030     302
Umicore               Belgium          4,882     343
                                               -----
    Total                                      2,861
                                               -----

Consumer Cyclical (2.0%)
Mediaset SPA          Italy           37,470     445
*Modern Times Group
 AB --
 B Shares             Sweden          22,100     465
Techtronics
 Industries Co.       Hong Kong      142,500     395
                                               -----
    Total                                      1,305
                                               -----

Consumer Discretionary (16.8%)
*Alliance Atlantis
 Comm --
 B Shares             Canada           9,940     152
*Autogrill SPA        Italy           20,970     300
Autoliv               Sweden          10,705     406
Bayer Motoren Werk
 AG Ord               Germany          9,325     435
Belluna Co., Ltd.     Japan           15,070     551
Belluna Warrants      Japan            1,452       8
Berkeley Group        United Kingdom  29,283     461
Beru AG
 Ludwigsburg          Germany          6,300     408
*British Sky
 Broadcasting Group
 PLC                  United Kingdom  37,775     475
Carnival Corp.        Panama           9,875     392
Denway Motors, Ltd.   Hong Kong      514,000     543
Esprit Holdings, Ltd. Hong Kong      141,500     470
Greek Organization
 of Football
 Prognostics          Greece          28,935     419
Honda Motor Co.,
 Ltd.                 Japan           11,400     506
Hyundai Motor Co.,
 Ltd.                 South Korea     12,860     545
Intercontinental
 Hotels               United Kingdom  43,215     409
Li & Fung, Ltd.       Hong Kong      194,000     332
MFI Furniture Group   United Kingdom 117,920     319
Millenium &
 Copthorne Hotels
 PLC                  United Kingdom  38,120     207
Consumer Discretionary continued
News Corp, Ltd.
 ADR                 Australia        10,670     385
Porsche AG           Germany             295     175
Puma AG Rudolf
 Dassler Sport       Germany           4,440     785
Punch Taverns PLC    United Kingdom   55,360     431
Rank Group PLC       United Kingdom   32,870     164
Signet Group PLC     United Kingdom  251,070     463
Swatch Group AG      Switzerland       3,345     402
USS Co., Ltd.        Japan             3,520     249
Walmart de
 Mexico --
 Series V            Mexico          131,065     374
Wolseley PLC         United Kingdom   31,235     442
                                              ------
    Total                                     11,208
                                              ------

Consumer Non-Cyclical (3.1%)
Iaws Group PLC       Ireland          11,200     137
SGS Societe
 Generale de
 Surveilance Holding Switzerland       1,145     718
Swedish Match AB     Sweden           74,795     765
Tesco ORD            United Kingdom   93,515     431
                                              ------
    Total                                      2,051
                                              ------

Consumer Staples (5.3%)
Adecco SA -- Reg     Switzerland       6,990     449
*Cott Corp. ADR      Canada           16,675     467
Interbrew            Belgium           6,075     162
*Koninklijke Numico
 NV                  Netherlands       8,405     232
L'Oreal              France            4,430     363
Luxottica Group SPA
 ADR                 Italy            21,520     374
Nestle SA            Switzerland       2,010     503
Reckitt Benckiser
 PLC                 United Kingdom   24,085     546
Roche Holding        Switzerland       4,415     445
                                              ------
    Total                                      3,541
                                              ------

Energy (4.1%)
BG Group PLC         United Kingdom   60,255     309
Encana Corp.         Canada            9,440     373
ENI SPA              Italy            23,945     452
Saipem SPA           Italy            49,175     398
Suncor Energy, Inc.  Canada           17,605     443
Technip              France            1,580     171
Total Fina Elf SA    France            3,280     609
                                              ------
    Total                                      2,755
                                              ------

International Growth Portfolio

Foreign Common                    Shares/     Value
Stock (94.6%)         Country      $ Par    $ (000's)
-----------------------------------------------------
Financials (16.1%)
*Anglo Irish Bank
 Corp.             Ireland           69,516   1,098
Banco Popolare Di
 Verona            Italy             27,835     471
*Bank Rakyat
 Indonesia         Indonesia      2,523,000     374
BNP Paribas SA     France            10,075     635
Cattles PLC        United Kingdom    64,310     385
Corporacion
 Mapfre            Spain             39,250     556
*Danske Bank       Denmark           11,345     266
Depfa Bank PLC     Ireland            3,150     396
*Erste Bank Der
 Oester            Austria              820     101
*Grupo Financiero
 BNVA Bancomer     Mexico           403,965     345
HSBC Holdings
 PLC               United Kingdom    28,092     443
ICICI Bank, Ltd.   India             49,808     323
ING Groep NV       Netherlands       18,234     425
*iShares MSCI
 EAFE Index Fund   United States      4,000     547
*Kookmin Bank      South Korea        9,930     372
Man E D & F
 Group PLC         United Kingdom    23,360     612
Manulife Financial
 Corp ADR          Canada            10,935     353
*Mitsubishi Tokyo
 Financial         Japan                 38     296
*Nomura TOPIX
 Exchange Traded
 Fund              Japan             51,500     507
*OM Hex AB         Sweden            33,710     419
*OTP Bank RT       Hungary           35,900     463
Royal Bank of
 Canada            Canada             8,305     397
Royal Bank OF
 Scotland Group
 PLC               United Kingdom    16,466     485
*Swiss Life
 Holdings          Switzerland        2,685     493
                                             ------
    Total                                    10,762
                                             ------
Health Care (6.8%)
*Actelion, Ltd.    Switzerland        4,255     459
*Elekta AB -- B
 Shares            Sweden            20,410     383
Getinge AB -- B
 Shares            Sweden            40,340     387
Nobel Bicare AB    Sweden                35       4
Nobel Biocare
 Holding AG        Switzerland        3,450     349
Novartis AG        Switzerland        9,750     443
*ResMed, Inc.      Australia          9,040     376
Stada Arzneimittel
 AG                   Germany          6,120     380
Straumann
 Holding --
 N Shares             Switzerland      1,715     263
Synthes Stratec, Inc. Switzerland        453     448
*Taro Pharmaceuticals
 Industries, Ltd.
 ADR                  Israel           9,495     613
Teva Pharmaceutical
 Industries, Ltd.
 ADR                  Israel           7,620     432
                                               -----
    Total                                      4,537
                                               -----

Industrials (18.6%)
Alfa Laval AB         Sweden          23,985     365
AP Moller --
 Maerska A/S          Denmark             66     454
Atlas Copco AB --
 A Shares             Sweden          13,575     486
Brisa Auto Estrada
 de Portufal SA       Portugal        58,060     388
*Chiyoda Corp.        Japan           71,000     436
Cobham Group PLC      United Kingdom  16,325     341
Compass Group PLC     United Kingdom  60,850     414
*Daewoo Shipbuilding
 & Marine
 Engineering Co.      South Korea     42,410     545
Deutsche Post AG      Germany          9,640     198
*Deutz AG             Germany          6,272      26
*Deutz AG             Germany          1,601       6
*Easyjet Airline Co.  United Kingdom  25,740     135
Exel PLC              United Kingdom  31,335     414
*Fraport AG           Germany         13,610     391
*Funai Electric Co.,
 Ltd.                 Japan            2,800     384
*Golar LNG, Ltd.      Bermuda         31,460     452
Grupo Ferrovial       Spain           18,395     644
Iberia Lineas Aer
 Espana               Spain          157,580     453
Kamigumi Co., Ltd.    Japan           37,000     262
Keyence Corp.         Japan            2,300     485
Kubota Corp.          Japan          112,000     462
Meggitt ORD           United Kingdom  88,745     375
*Neopost SA           France           7,585     383
*Neptune Orient Lines Singapore      303,000     385
Omron Corp.           Japan           24,400     495
Philips Electronics
 NV                   Netherlands     18,705     546
Premeir Farnell PLC   United Kingdom  92,655     389
Siemens AG            Germany          6,210     500
SMC Corp.             Japan            3,600     448
Thai Airways Inter F
 Reg Aln Mkt          Thailand        94,000     108

 International Growth Portfolio

Foreign Common                           Shares/   Value
Stock (94.6%)            Country          $ Par  $ (000's)
----------------------------------------------------------
Industrials continued
Vinci SA              France               7,410     613
Volvo AB              Sweden              13,355     408
                                                  ------
    Total                                         12,391
                                                  ------

Technology (10.0%)
ASM Pacific
 Technology           Hong Kong           85,500     373
*ASML Holding NV      Netherlands         16,150     320
*Business Objects SA  France              14,100     492
Canon, Inc.           Japan                8,000     372
*Chi Mei
 Optoelectronic       Taiwan             444,000     456
Citizens Electronics
 Co.                  Japan                6,000     546
Dassault Systems SA   France              10,635     485
*Epcos AG             Germany             16,660     378
*Ericsson LM -- B
 Shares               Sweden             260,960     468
Hoya Corp.            Japan                5,500     505
Indra Sistemas SA     Spain               24,915     320
INFOSYS
 Technologies, Ltd.   India                3,282     400
Nokia AB OY           Finland             11,100     192
Sage Group ORD        United Kingdom     123,760     389
Samsung Electronics   South Korea          1,530     580
*Taiwan
 Semiconductor
 Manufacturing Co.,
 Ltd.                 Taiwan             213,348     399
                                                  ------
    Total                                          6,675
                                                  ------

Telecommunications (6.3%)
*France Telecom SA    France              12,195     349
KDDI Corp.            Japan                  110     630
*Mobistar SA          Belgium             12,895     723
PT Telekomunikasi
 Indonesia            Indonesia          452,500     363
*Tele2 AB -- B Shares Sweden               9,510     508
Telefonica SA         Spain               34,820     511
Teliasonera AB        Sweden              30,400     159
*Vivendi Universal SA France              19,800     481
Vodafone Group PLC    United Kingdom     199,085     494
                                                  ------
    Total                                          4,218
                                                  ------

Utilities (1.2%)
Centrica PLC          United Kingdom     113,405     429
Iberdrola SA          Spain               17,980     355
                                                  ------
Total                                                784
                                                  ------
Total Foreign Common Stock
 (Cost: $47,508)                                  63,088
                                                  ------
Banks (1.0%)
UBS Finance Delaware
 LLC, 0.95%, 1/2/04   United States      700,000     700
                                                  ------
    Total                                            700
                                                  ------

Finance Services (1.8%)
Merrill Lynch, 1.04%,

 1/27/04              United States    1,200,000   1,199
                                                  ------
    Total                                          1,199
                                                  ------

Short Term Business Credit (2.0%)
Transamerica Financial,

 1.05%, 1/16/04       United States    1,300,000   1,300
                                                  ------
    Total                                          1,300
                                                  ------
    Total Money Market Investment

     (Cost: $3,199)                                3,199
                                                  ------
    Total Investments (99.4%)

     (Cost $50,707)(a)                            66,287
                                                  ------
    Other Assets, Less Liabilities (0.6%)            403
                                                  ------
    Total Net Assets (100.0%)                     66,690
                                                  ------

 ADR--American Depository Receipt

* Non-Income Producing

(a)At 12/31/03 the aggregate cost of securities for federal tax purposes was $50,910 and the net unrealized appreciation of investments based on that cost was $15,377 which is comprised of $15,742 aggregate gross unrealized appreciation and $365 aggregate gross unrealized depreciation.

 Investment Percentage by Country:

   United Kingdom                                   15.0%
   Japan                                            10.8%
   Sweden                                            7.9%
   Switzerland                                       7.5%
   France                                            6.9%
   Germany                                           6.6%
   Other                                            45.3%
                                                   ------
       Total                                       100.0%
                                                   ------

    The Accompanying Notes are an Integral Part of the Financial Statements

 Franklin Templeton International Equity Portfolio

Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2003

Foreign Common                      Shares/    Value
Stock (96.4%)          Country       $ Par   $ (000's)
------------------------------------------------------
Automobiles & Components (5.2%)
GKN PLC             United Kingdom 2,091,540   9,997
Michelin CL B       France           273,400  12,546
Valeo SA            France           148,650   5,953
Volkswagen AG       Sweden           230,450  12,891
                                              ------
    Total                                     41,387
                                              ------

Banks (7.1%)
*Australia & New
 Zealand Banking
 Group, Ltd.        Australia        582,319   7,757
*Banca Nazionale
 Del Lavora SPA     Italy          3,529,070   8,435
Dbs Group
 Holdings, Ltd.     Singapore      1,192,000  10,318
HSBC Holdings
 PLC                United Kingdom   530,937   8,378
Lloyds TSB Group
 PLC                United Kingdom 1,165,150   9,344
Nordea AB           Sweden         1,651,590  12,333
                                              ------
    Total                                     56,565
                                              ------

Capital Goods (9.5%)
Atlas Copco AB --
 A Shares           Sweden           352,550  12,616
BAE Systems PLC     United Kingdom 3,411,020  10,274
Hutchison
 Whampoa, Ltd.      Hong Kong      1,081,000   7,937
KCI Konecranes
 International PLC  Finland          302,500  10,531
Kurita Water
 Industries, Ltd.   Japan            430,000   5,188
Rolls Royce Group
 PLC                United Kingdom 1,516,890   4,813
Toto, Ltd.          Japan            873,000   7,397
Vestas Wind
 Systems            Denmark          455,385   7,406
Volvo AB            Sweden           278,740   8,523
                                              ------
    Total                                     74,685
                                              ------

Commercial Services & Supplies (4.1%)
Adecco SA -- Reg    Switzerland      189,300  12,168
Brambles Industries
 PLC                United Kingdom 1,453,754   5,296
Securitas AB --
 Series B           Sweden           541,000   7,293
Societe Bic SA      United Kingdom   173,740   8,030
                                              ------
    Total                                     32,787
                                              ------

Consumer Durables & Apparel (3.0%)
Philips Electronics
 NV                 Netherlands      576,875  16,845
Sony Corp.          Japan            200,900   6,955
                                              ------
    Total                                     23,800
                                              ------

Diversified Financials (3.3%)
ING Groep NV        Netherlands      436,000  10,169
Nomura Holdings,
 Inc.               Japan            332,400   5,660
Swire Pacific, Ltd.
 -- Class A         Hong Kong      1,746,500  10,753
                                              ------
    Total                                     26,582
                                              ------

Energy (7.6%)
CNOOC Ltd.          Hong Kong        197,530   7,885
ENI SPA             Italy            414,535   7,822
Husky Energy, Inc.  Canada           195,650   3,553
IHC Caland NV       Netherlands      112,800   6,118
Norsk Hydro ASA     Norway           167,000  10,304
Repsol Ypf SA       Spain            493,680   9,627
Shell Transport &
 Trading Co., PLC   United Kingdom 1,428,430  10,626
Total Fina Elf SA   France            21,182   3,938
                                              ------
    Total                                     59,873
                                              ------

Financials (0.9%)
XL Capital, Ltd.
 Class A            Cayman Islands    94,850   7,356
                                              ------
    Total                                      7,356
                                              ------

Food Staples & Retailing (1.2%)
Sainsbury (J) ORD   United Kingdom 1,769,000   9,904
                                              ------
    Total                                      9,904
                                              ------

Food, Beverage, & Tobacco (3.5%)
Cadbury Schweppes
 PLC                United Kingdom 1,318,020   9,680
Nestle SA           Switzerland       44,120  11,023
Unilever PLC        United Kingdom   773,990   7,215
                                              ------
    Total                                     27,918
                                              ------

Health Care Equipment & Services (0.0%)
Mayne Nickless,
 Ltd.               Australia             10       0
                                              ------
    Total                                          0
                                              ------

Insurance (6.0%)
ACE, Ltd.           Cayman Islands   234,580   9,717
Axa SA              France           433,842   9,286
Axa SA              France            27,115     580
Riunione Adriatica
 Di Sicurta SPA     Italy            447,283   7,616
Sompo Japan
 Insurance, Inc.    Japan          1,103,000   9,067
Swiss Reinsurance   Switzerland      170,200  11,492
                                              ------
    Total                                     47,758
                                              ------

 Franklin Templeton International Equity Portfolio

Foreign Common                       Shares/    Value
Stock (96.4%)           Country       $ Par   $ (000's)
-------------------------------------------------------
Leisure, Entertainment, and Hotels (1.0%)
Accor                France           173,000   7,834
                                               ------
    Total                                       7,834
                                               ------

Materials (11.6%)
Akzo Nobel NV        Netherlands      234,050   9,034
Alumina Ltd.         Australia      1,908,930   9,450
BASF AG              Germany          206,800  11,673
Bayer AG             Germany          263,150   7,767
Broken Hill
 Property Billiton,
 Ltd. Australia 1,681,770 15,446 Companhia Vale do
 Rio Doce, ADR       Brazil           163,550   8,424
Norske
 Skogindustrier      Norway           684,860  13,074
Stora Enso Oyj --
 Class R             Finland          658,140   8,866
Upm-kymmene
 OYJ                 Finland          394,760   7,529
                                               ------
    Total                                      91,263
                                               ------

Media (1.3%)
Reed Elsevier PLC    Netherlands      645,340   8,018
Wolters Kluwer NV    Netherlands      166,630   2,606
                                               ------
    Total                                      10,624
                                               ------

Pharmaceuticals & Biotechnology (5.0%)
Aventis SA           France           197,550  13,057
*CK Life Sciences
 International, Inc. Cayman Islands    29,640       7
Glaxosmithkline
 PLC                 United Kingdom   365,910   8,384
Ono Pharmaceutical
 Co., Ltd.           Japan            191,000   7,182
*Shire
 Pharmaceuticals
 Group               United Kingdom 1,124,010  10,916
                                               ------
    Total                                      39,546
                                               ------

Real Estate (1.0%)
Cheung Kong
 Holdings, Ltd.      Hong Kong      1,035,000   8,199
                                               ------
    Total                                       8,199
                                               ------

Retailing (0.9%)
Marks & Spencer
 Group PLC           United Kingdom 1,413,641   7,314
                                               ------
    Total                                       7,314
                                               ------

Semiconductors and Related Devices (1.6%)
Samsung
 Electronics         South Korea       34,390  13,017
                                               ------
    Total                                      13,017
                                               ------
Software & Computer Services (2.7%)
*Check Point
 Software Tech     Israel           387,430    6,517
Nintendo Co., Ltd. Japan             64,600    6,028
Sap AG             Germany           52,800    8,910
                                             -------
    Total                                     21,455
                                             -------

Technology Hardware & Equipment (3.1%)
*Celestica, Inc.   Canada           415,600    6,291
Hitachi, Ltd.      Japan          1,548,000    9,330
Toshiba Corp.      Japan          2,350,000    8,903
                                             -------
    Total                                     24,524
                                             -------

Telecommunication Services (7.4%)
BCE, Inc.          Canada           430,910    9,637
KT Corp., ADR      South Korea      385,100    7,344
Nippon Telegraph
 & Telephone Corp. Japan              1,930    9,311
Portugal Telecom
 SA                Portugal         468,980    4,721
Telecom
 Corporation Of
 New Zealand. Ltd. New Zealand    2,441,800    8,609
*Telefonica SA,
 ADR               Spain            251,528   11,114
Telefonos de
 Mexico SA, ADR    Mexico           257,344    8,500
                                             -------
    Total                                     59,236
                                             -------

Transportation (3.3%)
*British Airways
 PLC               United Kingdom 1,228,800    5,114
Deutsche Post AG   Germany          700,810   14,427
Nippon Express
 Co., Ltd.         Japan          1,478,000    6,978
                                             -------
    Total                                     26,519
                                             -------

Utilities (6.1%)
E.On AG            Germany          146,700    9,609
Endesa SA          Spain            431,810    8,306
Hong Kong Electric
 Holdings, Ltd.    Hong Kong      1,549,500    6,127
Iberdrola SA       Spain            387,080    7,651
Korea Electric
 Power Corp.       South Korea      224,850    4,038
Suez Lyonnaise     France           646,510   12,991
                                             -------
    Total                                     48,722
                                             -------

    Total Foreign Common Stock
     (Cost: $625,460)                        766,868
                                             -------

 Franklin Templeton International Equity Portfolio

Money Market                        Shares/     Value
Investment (3.6%)          Country   $ Par    $ (000's)
-------------------------------------------------------
Autos (1.3%)
Toyota Motor Credit Corp., United
 0.99%, 2/12/04            States  10,000,000    9,988
                                               -------
    Total                                        9,988
                                               -------
Banks (1.1%)
UBS Finance Delaware LLC,  United

 0.95%, 1/2/04             States   8,800,000    8,800
                                               -------
    Total                                        8,800
                                               -------

Short Term Business Credit (1.2%)
Transamerica Financial,    United
 1.05%, 1/16/04            States  10,000,000    9,995
                                               -------
    Total                                        9,995
                                               -------

              Total Money Market Investment

     (Cost: $28,783)                            28,783
                                               -------

    Total Investments (100.0%)
     (Cost $654,243)(a)                        795,651
                                               -------

    Other Assets, Less Liabilities (0.0%)           56
                                               -------

    Total Net Assets (100.0%)                  795,707
                                               -------

 ADR -- American Depository Receipt

* Non-Income Producing

(a)At 12/31/03 the aggregate cost of securities for federal tax purposes was $656,375 and the net unrealized appreciation of investments based on that cost was $139,276 which is comprised of $172,032 aggregate gross unrealized appreciations and $32,756 aggregate gross unrealized depreciation.

 Investment Percentage by Country:


   United Kingdom                               14.9%
   Japan                                        10.4%
   France                                        9.4%
   Germany                                       8.3%
   Netherlands                                   6.7%
   Hong Kong                                     5.2%
   Other                                        45.1%
                                               ------
       Total                                   100.0%
                                               ------

    The Accompanying Notes are an Integral Part of the Financial Statements

 AllianceBernstein Mid Cap Value Portfolio

Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2003

                                            Shares/   Value
Common Stock (93.1%)                        $ Par  $ (000's)
------------------------------------------------------------
Consumer Discretionary (18.5%)
*American Axle & Manufacturing
 Holdings, Inc.                            17,500      707
ArvinMeritor, Inc.                         27,100      654
*AutoNation, Inc.                          31,000      569
BorgWarner, Inc.                            7,200      613
Brunswick Corp.                            20,000      637
Federated Department Stores, Inc.          14,000      660
Foot Locker, Inc.                          15,200      356
Genuine Parts Co.                          10,300      342
*Group 1 Automotive, Inc.                  15,600      565
Jones Apparel Group, Inc.                  17,000      599
*Office Depot, Inc.                        39,000      652
*Park Place Entertainment Corp.            18,100      196
The Reader's Digest Association, Inc. --
 Class A                                   35,200      516
V. F. Corp.                                13,900      601
*Zale Corp.                                 9,800      521
                                                     -----
    Total                                            8,188
                                                     -----

Consumer Staples (4.9%)
Corn Products International, Inc.          17,300      596
Nu Skin Enterprises, Inc.                  13,200      226
*Smithfield Foods, Inc.                    29,500      611
Universal Corp.                            16,600      732
                                                     -----
    Total                                            2,165
                                                     -----

Energy (2.5%)
Kerr-McGee Corp.                           11,600      539
*Seacor Smit, Inc.                         13,900      585
                                                     -----
    Total                                            1,124
                                                     -----

Financials (15.9%)
Astoria Financial Corp.                    17,000      632
Banknorth Group, Inc.                      19,300      628
Commercial Federal Corp.                   23,000      614
Fidelity National Financial, Inc.          22,200      862
Hibernia Corp. -- Class A                  24,000      564
Popular, Inc.                              13,800      620
Post Properties, Inc. (Reit)               20,000      558
Sovereign Bancorp, Inc.                    27,600      656
UnionBanCal Corp.                          12,000      690
Washington Federal, Inc.                   20,000      568
Whitney Holding Corp.                      15,100      619
                                                     -----
    Total                                            7,011
                                                     -----

Health Care (4.9%)
*Apogent Technologies, Inc.                25,000      576
*Health Net, Inc.                          12,000      392
*PacifiCare Health Systems, Inc.            9,100      615
Universal Health Services, Inc. -- Class B 11,000      591
                                                     -----
    Total                                            2,174
                                                     -----

Industrials (18.5%)
Cooper Industries, Ltd. -- Class A          12,000     695
Deluxe Corp.                                13,800     570
*Flowserve Corp.                            25,000     522
Harsco Corp.                                14,200     622
Hughes Supply, Inc.                         15,200     754
Kennametal, Inc.                             7,900     314
Lincoln Electric Holdings, Inc.             22,600     559
*Mueller Industries, Inc.                   19,600     673
PACCAR, Inc.                                 6,500     553
Parker-Hannifin Corp.                       10,600     631
Reliance Steel & Aluminum Co.               25,000     831
*Terex Corp.                                30,300     864
Textron, Inc.                                9,600     548
                                                    ------
    Total                                            8,136
                                                    ------

Information Technology (10.8%)
*Adaptec, Inc.                              73,500     649
*ADC Telecommunications, Inc.              235,000     698
*Andrew Corp.                               55,000     633
*KEMET Corp.                                13,000     178
*Tech Data Corp.                            18,000     714
*Tellabs, Inc.                              70,000     590
*Vishay Intertechnology, Inc.               33,200     761
*Western Digital Corp.                      46,000     542
                                                    ------
    Total                                            4,765
                                                    ------

Materials (10.4%)
Ball Corp.                                  10,900     649
Crompton Corp.                              83,000     595
*Cytec Industries, Inc.                     13,500     518
*FMC Corp.                                  24,000     819
MeadWestvaco Corp.                          18,000     536
Peabody Energy Corp.                        15,200     634
Texas Industries, Inc.                      22,000     814
                                                    ------
    Total                                            4,565
                                                    ------

Utilities (6.7%)
Northeast Utilities                         32,800     662
OGE Energy Corp.                            23,900     578
PNM Resources, Inc.                         19,500     548
Puget Energy, Inc.                          23,200     551
WPS Resources Corp.                         12,900     596
                                                    ------
    Total                                            2,935
                                                    ------
    Total Common Stock
     (Cost: $32,056)                                41,063
                                                    ------

 AllianceBernstein Mid Cap Value Portfolio


                                       Shares/    Value
Money Market Investment (6.6%)          $ Par   $ (000's)
---------------------------------------------------------
Federal Government and Agencies (6.6%)
Federal Home Loan Bank, 0.75%,
 1/7/04                               2,900,000   2,900
                                                 ------

    Total Money Market Investment
     (Cost: $2,900)                               2,900
                                                 ------

    Total Investments (99.7%)
     (Cost $34,956)(a)                           43,963
                                                 ------
    Other Assets, Less Liabilities
     (0.3%)                                         128
                                                 ------

    Total Net Assets (100.0%)                    44,091
                                                 ------

* Non-Income Producing

(a)At 12/31/03 the aggregate cost of securities for federal tax purposes was $34,941 and the net unrealized appreciation of investments based on that cost was $9,022 which is comprised of $9,155 aggregate gross unrealized appreciations and $133 aggregate gross unrealized depreciation.

     The Accompanying Notes are an Integral Part of the Financial Statements

 Index 400 Stock Portfolio

Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2003

                                         Shares/   Value
Common Stock (95.1%)                      $ Par  $ (000's)
----------------------------------------------------------
Consumer Discretionary (15.7%)
*99 Cents Only Stores                     24,033     654
*Abercrombie & Fitch Co. -- Class A       33,000     815
*American Eagle Outfitters, Inc.          23,950     393
Applebee's International, Inc.            18,700     734
ArvinMeritor, Inc.                        23,150     558
Bandag, Inc.                               6,500     268
*Barnes & Noble, Inc.                     21,800     716
Belo Corp. -- Class A                     38,400   1,088
Blyth, Inc.                               15,500     499
Bob Evans Farms, Inc.                     11,700     380
Borders Group, Inc.                       26,100     572
BorgWarner, Inc.                           9,100     774
Boyd Gaming Corp.                         21,600     349
*Brinker International, Inc.              32,750   1,086
Callaway Golf Co.                         25,500     430
*CarMax, Inc.                             34,900   1,079
*Catalina Marketing Corp.                 18,000     363
CBRL Group, Inc.                          16,400     627
*The Cheesecake Factory, Inc.             17,400     766
*Chico's FAS, Inc.                        29,200   1,079
Claire's Stores, Inc.                     33,000     622
*Coach, Inc.                              61,300   2,315
D.R. Horton, Inc.                         52,500   2,272
*Dollar Tree Stores, Inc.                 38,600   1,160
*Emmis Communications Corp. --
 Class A                                  18,400     498
*Entercom Communications Corp. --
 Class A                                  17,300     916
Extended Stay America, Inc.               32,000     463
Furniture Brands International, Inc.      18,800     551
Gentex Corp.                              25,800   1,139
GTECH Holdings Corp.                      19,600     970
Harte-Hanks, Inc.                         29,950     651
*Hovnanian Enterprises, Inc.              10,100     879
International Speedway Corp. --Class A    18,000     804
*Krispy Kreme Doughnuts, Inc.             19,700     721
Lear Corp.                                22,700   1,392
Lee Enterprises, Inc.                     15,100     659
Lennar Corp. -- Class A                   26,600   2,555
Mandalay Resort Group                     20,000     894
Media General, Inc. -- Class A             7,900     514
Michaels Stores, Inc.                     22,500     995
Modine Manufacturing Co.                  11,500     310
*Mohawk Industries, Inc.                  22,400   1,581
*The Neiman Marcus Group, Inc. --
 Class A                                  16,100     864
*O'Reilly Automotive, Inc.                18,200     698
Outback Steakhouse, Inc.                  25,300   1,119
*Park Place Entertainment Corp.          102,000   1,105
*Payless ShoeSource, Inc.                 22,942     307
PETsMART, Inc.                            47,800   1,138
Pier 1 Imports, Inc.                      30,300     662
Consumer Discretionary continued
The Reader's Digest Association, Inc. --
 Class A                                  33,400     490
*Rent-A-Center, Inc.                      27,700     828
Ross Stores, Inc.                         51,800   1,369
Ruby Tuesday, Inc.                        21,600     615
*Saks, Inc.                               48,200     725
*Scholastic Corp.                         13,300     453
*Six Flags, Inc.                          31,300     235
Superior Industries International, Inc.    9,000     392
*The Timberland Co. -- Class A            12,000     625
*Toll Brothers, Inc.                      24,700     982
*Unifi, Inc.                              18,200     117
The Washington Post Co. -- Class B         3,200   2,533
*Westwood One, Inc.                       34,200   1,170
*Williams-Sonoma, Inc.                    39,300   1,366
                                                  ------
    Total                                         53,884
                                                  ------

Consumer Staples (4.4%)
*BJ's Wholesale Club, Inc.                23,400     537
Church & Dwight Co., Inc.                 13,600     539
*Constellation Brands, Inc. -- Class A    35,300   1,162
*Dean Foods Co.                           52,314   1,721
The Dial Corp.                            32,400     922
*Energizer Holdings, Inc.                 28,500   1,070
Hormel Foods Corp.                        46,700   1,205
Interstate Bakeries Corp.                 15,100     215
The J.M. Smucker Co.                      16,896     765
Lancaster Colony Corp.                    12,100     546
Longs Drug Stores Corp.                   12,600     312
Pepsiamericas, Inc.                       48,600     832
Ruddick Corp.                             15,600     279
Sensient Technologies Corp.               15,800     312
*Smithfield Foods, Inc.                   36,800     762
Tootsie Roll Industries, Inc.             17,532     631
Tyson Foods, Inc. -- Class A             118,340   1,568
Universal Corp.                            8,400     371
Whole Foods Market, Inc.                  20,100   1,349
                                                  ------
    Total                                         15,098
                                                  ------

Energy (6.1%)
*Cooper Cameron Corp.                     18,500     862
ENSCO International, Inc.                 50,600   1,375
*FMC Technologies, Inc.                   22,269     519
*Forest Oil Corp.                         18,000     514
*Grant Prideco, Inc.                      41,000     534
*Hanover Compressor Co.                   24,600     274
Helmerich & Payne, Inc.                   16,900     472
Murphy Oil Corp.                          31,000   2,024
*National-Oilwell, Inc.                   28,700     642
Noble Energy, Inc.                        19,100     849
Overseas Shipholding Group, Inc.          11,700     398
*Patterson-UTI Energy, Inc.               27,300     899

Index 400 Stock Portfolio

                                                               Shares/   Value
Common Stock (95.1%)                                            $ Par  $ (000's)
-------------------------------------------------------------------------------
Energy continued
*Pioneer Natural Resources Co.                                  39,800    1,271
Pogo Producing Co.                                              21,500    1,038
*Pride International, Inc.                                      45,600      850
*Smith International, Inc.                                      33,800    1,403
Tidewater, Inc.                                                 20,500      613
Valero Energy Corp.                                             38,600    1,789
*Varco International, Inc.                                      32,862      678
*Weatherford International, Ltd.                                44,300    1,595
Western Gas Resources, Inc.                                     11,200      529
XTO Energy, Inc.                                                62,033    1,756
                                                                         ------
    Total                                                                20,884
                                                                         ------

Financials (19.3%)
A.G. Edwards, Inc.                                              26,900      975
*Allmerica Financial Corp.                                      17,900      551
AMB Property Co.                                                27,600      907
American Financial Group, Inc.                                  23,500      622
*Americredit Corp.                                              52,800      841
Amerus Group, Co.                                               13,200      462
Arthur J. Gallagher & Co.                                       30,600      994
Associated Banc-Corp.                                           24,809    1,058
Astoria Financial Corp.                                         27,200    1,012
Bank of Hawaii Corp.                                            19,800      836
Banknorth Group, Inc.                                           54,400    1,770
Brown & Brown, Inc.                                             23,100      753
City National Corp.                                             16,400    1,019
The Colonial Bancgroup, Inc.                                    42,000      727
Commerce Bancorp, Inc.                                          25,300    1,333
Compass Bancshares, Inc.                                        42,400    1,667
Cullen/Frost Bankers, Inc.                                      17,400      706
*E*TRADE Group, Inc.                                           122,300    1,547
Eaton Vance Corp.                                               23,300      854
Everest Re Group, Ltd.                                          18,700    1,582
Fidelity National Financial, Inc.                               49,650    1,925
The First American Corp.                                        26,200      780
Firstmerit Corp.                                                28,500      769
GATX Corp.                                                      16,600      464
Greater Bay Bancorp                                             17,600      501
GreenPoint Financial Corp.                                      46,350    1,637
HCC Insurance Holdings, Inc.                                    21,500      684
Hibernia Corp. -- Class A                                       52,700    1,239
Highwoods Properties, Inc.                                      17,900      455
Horace Mann Educators Corp.                                     14,400      201
Hospitality Properties Trust                                    21,100      871
Independence Community Bank Corp.                               18,500      665
IndyMac Bancorp, Inc.                                           18,700      557
*Investment Technology Group, Inc.                              16,000      258
Investors Financial Services Corp.                              22,000      845
LaBranche & Co., Inc.                                           20,100      235
Legg Mason, Inc.                                                22,200    1,713
Leucadia National Corp.                                         23,900    1,102
Liberty Property Trust                                          26,800    1,043
M&T Bank Corp.                                                  40,400    3,970
Mack-Cali Realty Corp.                                          19,600      816
Mercantile Bankshares Corp.                                     26,800    1,222
*The Mony Group, Inc.                                           15,900      498
Financials continued
National Commerce Financial Corp.                               69,025    1,883
New Plan Excel Realty Trust, Inc.                               32,900      812
New York Community Bancorp, Inc.                                65,941    2,508
*Ohio Casualty Corp.                                            20,600      358
Old Republic International Corp.                                61,200    1,552
The PMI Group, Inc.                                             31,700    1,180
Protective Life Corp.                                           23,300      788
Provident Financial Group, Inc.                                 16,500      527
Radian Group, Inc.                                              31,600    1,541
Raymond James Financial, Inc.                                   16,400      618
SEI Investments Co.                                             35,400    1,079
*Silicon Valley Bancshares                                      11,700      422
Sovereign Bancorp, Inc.                                         98,600    2,341
Stancorp Financial Group, Inc.                                   9,800      616
TCF Financial Corp.                                             24,100    1,238
United Dominion Realty Trust, Inc.                              42,600      818
Unitrin, Inc.                                                   22,800      944
W.R. Berkley Corp.                                              28,100      982
Waddell & Reed Financial, Inc. -- Class A                       27,900      655
Washington Federal, Inc.                                        23,500      667
Webster Financial Corp.                                         15,400      706
Westamerica Bancorporation                                      11,000      547
Wilmington Trust Corp.                                          22,300      803
                                                                         ------
    Total                                                                66,251
                                                                         ------

Health Care (11.8%)
*Advancepcs                                                     31,100    1,638
*Apogent Technologies, Inc.                                     31,100      717
*Apria Healthcare Group, Inc.                                   17,200      490
*Barr Laboratories, Inc.                                        22,600    1,739
Beckman Coulter, Inc.                                           20,600    1,047
*Charles River Laboratories                                     15,400      529
*Community Health Systems, Inc.                                 33,300      885
*Covance, Inc.                                                  20,800      557
*Coventry Health Care, Inc.                                     20,200    1,303
*Cytyc Corp.                                                    37,000      509
DENTSPLY International, Inc.                                    26,650    1,204
*Edwards Lifesciences Corp.                                     20,900      629
*First Health Group Corp.                                       32,000      623
*Gilead Sciences, Inc.                                          68,000    3,953
*Health Net, Inc.                                               39,200    1,282
*Henry Schein, Inc.                                             14,700      993
Hillenbrand Industries, Inc.                                    20,900    1,297
*IVAX Corp.                                                     66,025    1,577
*Lifepoint Hospitals, Inc.                                      13,100      386
*Lincare Holdings, Inc.                                         33,200      997
*Millennium Pharmaceuticals, Inc.                              100,900    1,884
Mylan Laboratories, Inc.                                        90,600    2,288
Omnicare, Inc.                                                  34,200    1,381
Oxford Health Plans, Inc.                                       28,000    1,218
*PacifiCare Health Systems, Inc.                                14,000      946
*Patterson Dental Co.                                           23,000    1,476
Perrigo Co.                                                     23,600      371
*Pharmaceutical Resources, Inc.                                 11,400      743
*Protein Design Labs, Inc.                                      31,600      566

Index 400 Stock Portfolio

                                                              Shares/     Value
Common Stock (95.1%)                                           $ Par    $ (000's)
---------------------------------------------------------------------------------
Health Care continued
*Sepracor, Inc.                                                28,600        684
*Sicor, Inc.                                                   40,200      1,093
*STERIS Corp.                                                  23,400        529
*Triad Hospitals, Inc.                                         25,439        846
Universal Health Services, Inc. -- Class B                     19,600      1,053
Valeant Pharmaceuticals International Co.                      28,100        707
*Varian Medical Systems Inc.                                   23,100      1,596
*Vertex Pharmaceuticals, Inc.                                  26,000        266
*VISX, Inc.                                                    16,200        375
                                                                          ------
    Total                                                                 40,377
                                                                          ------
Industrials (11.5%)
*AGCO Corp.                                                    25,400        512
*Alaska Air Group, Inc.                                         9,000        246
Alexander & Baldwin, Inc.                                      14,000        472
ALLETE, Inc.                                                   29,200        894
AMETEK, Inc.                                                   11,200        541
Banta Corp.                                                     8,600        348
The Brink's Co.                                                18,300        414
C.H. Robinson Worldwide, Inc.                                  28,600      1,084
*Career Education Corp.                                        33,500      1,342
Carlisle Companies, Inc.                                       10,400        633
*ChoicePoint, Inc.                                             29,000      1,105
CNF, Inc.                                                      16,800        570
*Copart, Inc.                                                  30,300        500
*Corinthian Colleges, Inc.                                     14,800        822
*DeVry, Inc.                                                   23,600        593
Donaldson Co., Inc.                                            14,600        864
*The Dun & Bradstreet Corp.                                    24,900      1,263
*Dycom Industries, Inc.                                        16,200        434
*Education Management Corp.                                    24,000        745
*EGL, Inc.                                                     15,900        279
Expeditors International of Washington, Inc.                   35,300      1,329
Fastenal Co.                                                   25,600      1,278
Federal Signal Corp.                                           16,200        284
*Flowserve Corp.                                               18,700        390
Graco, Inc.                                                    15,500        622
Granite Construction, Inc.                                     14,000        329
Harsco Corp.                                                   13,700        600
Herman Miller, Inc.                                            24,600        597
Hon Industries, Inc.                                           19,500        845
Hubbell, Inc. -- Class B                                       20,100        886
*J.B. Hunt Transport Services, Inc.                            26,700        721
*Jacobs Engineering Group, Inc.                                18,700        898
*Jetblue Airways Corp.                                         34,250        908
Kelly Services, Inc. -- Class A                                12,000        342
Kennametal, Inc.                                               11,900        473
*Korn/Ferry International                                      12,700        169
*L-3 Communications Holdings, Inc.                             32,500      1,668
Manpower, Inc.                                                 26,200      1,233
Nordson Corp.                                                  11,400        394
Pentair, Inc.                                                  16,700        763
Precision Castparts Corp.                                      20,800        945
*Quanta Services, Inc.                                         39,400        288
Republic Services, Inc.                                        54,200      1,389
Rollins, Inc.                                                  15,250        344


Industrials continued
*Sequa Corp. -- Class A                                         3,500        172
*Sotheby's Holdings, Inc. -- Class A                           20,800        284
*SPX Corp.                                                     25,900      1,523
*Stericycle, Inc.                                              14,200        663
*Swift Transportation Co., Inc.                                28,200        593
*Sylvan Learning Systems, Inc.                                 14,519        418
Tecumseh Products Co. -- Class A                                6,200        300
Teleflex, Inc.                                                 13,400        648
Trinity Industries, Inc.                                       15,600        481
*United Rentals, Inc.                                          26,000        501
*Valassis Communications, Inc.                                 17,600        517
Viad Corp.                                                     29,800        745
Werner Enterprises, Inc.                                       26,950        525
York International Corp.                                       13,400        493
                                                                          ------
    Total                                                                 39,219
                                                                          ------
Information Technology (15.5%)
*3Com Corp.                                                   124,400      1,016
*Activision, Inc.                                              29,700        541
*Acxiom Corp.                                                  28,800        535
ADTRAN, Inc.                                                   26,000        806
*Advanced Fibre Communications, Inc.                           28,900        582
*Advent Software, Inc.                                         11,000        192
*Affiliated Computer Services, Inc. -- Class A                 44,900      2,445
*Arrow Electronics, Inc.                                       34,000        787
*Ascential Software Corp.                                      19,675        510
*Atmel Corp.                                                  158,300        951
*Avnet, Inc.                                                   40,400        875
*Avocent Corp.                                                 15,700        573
*The BISYS Group, Inc.                                         40,500        603
*Cabot Microelectronics Corp.                                   8,292        406
*Cadence Design Systems, Inc.                                  91,700      1,649
CDW Corp.                                                      27,900      1,612
*Ceridian Corp.                                                50,000      1,047
Certegy, Inc.                                                  22,400        735
*Checkfree Corp.                                               26,800        741
*Commscope, Inc.                                               20,000        327
*Credence Systems Corp.                                        21,300        280
*Cree, Inc.                                                    24,700        437
*CSG Systems International, Inc.                               17,700        221
*Cypress Semiconductor Corp.                                   40,000        854
Diebold, Inc.                                                  24,500      1,320
*DST Systems, Inc.                                             28,200      1,178
Fair, Isaac And Co., Inc.                                      16,300        801
*Fairchild Semiconductor International, Inc. -- Class A        39,600        989
*Gartner, Inc.                                                 42,900        485
Harris Corp.                                                   22,400        850
Imation Corp.                                                  12,000        422
*Integrated Device Technology, Inc.                            35,200        604
*Integtated Circuit Systems, Inc.                              23,500        670
*International Rectifier Corp.                                 21,700      1,072
*Internet Security Systems, Inc.                               16,800        316
Intersil Corp. -- Class A                                      46,700      1,160
Jack Henry & Associates, Inc.                                  29,700        611

 Index 400 Stock Portfolio

                                                               Shares/   Value
Common Stock (95.1%)                                            $ Par  $ (000's)
--------------------------------------------------------------------------------
Information Technology continued
*Keane, Inc.                                                    21,500       315
*KEMET Corp.                                                    29,200       400
*Lam Research Corp.                                             42,800     1,382
*Lattice Semiconductor Corp.                                    38,000       368
*LTX Corp.                                                      16,700       251
*Macromedia, Inc.                                               21,100       376
*Macrovision Corp.                                              16,500       373
*McDATA Corp. -- Class A                                        38,700       369
*Mentor Graphics Corp.                                          23,200       337
*Micrel, Inc.                                                   31,200       486
Microchip Technology, Inc.                                      69,212     2,309
*MPS Group, Inc.                                                34,400       322
National Instruments Corp.                                      17,400       791
*Network Associates, Inc.                                       54,200       815
*Newport Corp.                                                  13,100       217
*Plantronics, Inc.                                              14,800       483
*Plexus Corp.                                                   14,400       247
*Polycom, Inc.                                                  33,400       652
*Powerwave Technologies, Inc.                                   21,300       163
*Quantum Corp. -- DLT & Storage Systems                         59,800       187
*Retek, Inc.                                                    18,200       169
The Reynolds And Reynolds Co. -- Class A                        23,000       668
*RF Micro Devices, Inc.                                         62,200       625
*RSA Security, Inc.                                             19,800       281
*SanDisk Corp.                                                  26,300     1,608
*Semtech Corp.                                                  24,800       564
*Silicon Laboratories, Inc.                                     16,600       717
*Storage Technology Corp.                                       37,000       953
*Sybase, Inc.                                                   32,000       659
*Synopsys, Inc.                                                 52,400     1,769
*Tech Data Corp.                                                19,100       758
*The Titan Corp.                                                27,100       591
*Transaction Systems Architects, Inc. -- Class A                12,000       272
*TriQuint Semiconductor, Inc.                                   45,311       320
*Varian, Inc.                                                   11,500       480
*Vishay Intertechnology, Inc.                                   53,887     1,234
*Wind River Systems, Inc.                                       28,400       249
*Zebra Technologies Corp. -- Class A                            15,900     1,055
                                                                          ------
    Total                                                                 53,018
                                                                          ------

Materials (4.2%)
Airgas, Inc.                                                    24,800       533
Albemarle Corp.                                                 13,900       417
Arch Coal, Inc.                                                 17,700       552
Bowater, Inc.                                                   18,700       867
Cabot Corp.                                                     20,800       662
Carpenter Technology Corp.                                       7,500       222
Crompton Corp.                                                  37,563       269
*Cytec Industries, Inc.                                         13,200       507
Ferro Corp.                                                     13,800       375
*FMC Corp.                                                      11,900       406
IMC Global, Inc.                                                38,900       386
*Longview Fibre Co.                                             17,200       212
The Lubrizol Corp.                                              17,400       566
Lyondell Chemical Co.                                           58,700       996
Martin Marietta Materials, Inc.                                 16,500       775
Minerals Technologies, Inc.                                      6,800       403
Olin Corp.                                                      19,700       395
P.H. Glatfelter Co.                                             14,800       184
Packaging Corp. of America                                      35,200       769
Peabody Energy Corp.                                            18,300       763
Potlatch Corp.                                                   9,700       337
Rayonier, Inc.                                                  14,200       589
RPM, Inc.                                                       39,000       642
*The Scotts Co. -- Class A                                      10,700       633
Sonoco Products Co.                                             32,700       805
The Valspar Corp.                                               17,000       841
Wausau-Mosinee Paper Corp.                                      17,400       235
                                                                         -------
    Total                                                                 14,341
                                                                         -------

Telecommunication Services (0.5%)
*Cincinnati Bell, Inc.                                          82,500       417
*Price Communications Corp.                                     18,300       251
Telephone And Data Systems, Inc.                                19,400     1,213
                                                                         -------
    Total                                                                  1,881
                                                                         -------

Utilities (6.1%)
AGL Resources, Inc.                                             21,500       626
Alliant Energy Corp.                                            37,300       929
*Aquila, Inc.                                                   65,900       223
Black Hills Corp.                                               10,800       322
DPL, Inc.                                                       42,700       892
Duquesne Light Holdings, Inc.                                   25,300       464
Energy East Corp.                                               49,200     1,102
Equitable Resources, Inc.                                       21,000       901
Great Plains Energy, Inc.                                       23,400       745
Hawaiian Electric Industries, Inc.                              12,700       602
IDACORP, Inc.                                                   12,900       386
MDU Resources Group, Inc.                                       38,200       910
National Fuel Gas Co.                                           27,500       672
Northeast Utilities                                             45,100       910
NSTAR                                                           17,900       868
OGE Energy Corp.                                                28,800       697
ONEOK, Inc.                                                     32,000       707
Pepco Holdings, Inc.                                            57,700     1,127
Philadelphia Suburban Corp.                                     29,450       651
PNM Resources, Inc.                                             13,600       382
Puget Energy, Inc.                                              31,800       756
Questar Corp.                                                   28,000       984
SCANA Corp.                                                     37,500     1,283
*Sierra Pacific Resouces                                        39,581       291
Vectren Corp.                                                   25,200       621
Westar Energy, Inc.                                             24,400       494
WGL Holdings, Inc.                                              16,400       456
Wisconsin Energy Corp.                                          39,600     1,324
WPS Resources Corp.                                             12,200       564
                                                                         -------
    Total                                                                 20,889
                                                                         -------

    Total Common Stock

     (Cost: $281,175)                                                    325,842
                                                                         -------

 Index 400 Stock Portfolio


                                                         Shares/         Value
Money Market Investment (4.9%)                            $ Par        $ (000's)
---------------------------------------------------------------------------------

Autos (1.5%)
(b)Toyota Motor Credit Corp.,
 1.02%, 2/12/04                                        5,000,000          4,994
                                                                        -------
    Total                                                                 4,994
                                                                        -------

Banks (1.2%)
(b)UBS Finance Delaware LLC,
 0.95%, 1/2/04                                         4,200,000          4,200
                                                                        -------
    Total                                                                 4,200
                                                                        -------

Federal Government and Agencies (0.4%)
(b)Federal Home Loan Mortgage Co.,
 1.065%, 2/5/04                                        1,500,000          1,498
                                                                        -------
    Total                                                                 1,498
                                                                        -------

Short Term Business Credit (1.8%)
(b)Transamerica Financial, 1.05%, 1/16/04              6,000,000          5,998
                                                                        -------
    Total                                                                 5,998
                                                                        -------

    Total Money Market Investment

     (Cost: $16,690)                                                     16,690
                                                                        -------

    Total Investments (100.0%)

     (Cost $297,865)(a)                                                 342,532
                                                                        -------

    Other Assets, Less Liabilities

     (0.0%)                                                                 (32)
                                                                        -------

    Total Net Assets (100.0%)                                           342,500
                                                                        -------

 *Non-Income Producing

(a)At 12/31/03 the aggregate cost of securities for federal tax purposes was $300,358 and the net unrealized appreciation of investments based on that cost was $42,174 which is comprised of $65,112 aggregate gross unrealized appreciations and $22,938 aggregate gross unrealized depreciation.

(b)All or a portion of the securities have been committed as collateral for open futures positions or when issued securities. Information regarding open futures contracts as of period end is summarized below.

                                                                     Unrealized
                                                                   Appreciation/
                                          Number of   Expiration   Depreciation
Issuer (000's)                            Contracts      Date         (000's)
-------------------------------------------------------------------------------
MidCap 400
 Index Futures                               57          3/04         $437
(Total Notional
 Value at
 12/31/03
 $15,981)

     The Accompanying Notes are an Integral Part of the Financial Statements

 Janus Capital Appreciation Portfolio

Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2003

                                                             Shares/     Value
Common Stock (97.7%)                                          $ Par    $ (000's)
-------------------------------------------------------------------------------
Consumer Discretionary (17.4%)
*Advance Auto Parts, Inc.                                     7,140        581
*Amazon.com, Inc.                                            15,725        828
*Dollar Tree Stores, Inc.                                    13,710        412
*eBay, Inc.                                                  18,000      1,162
*EchoStar Communications Corp.                               27,905        949
*Kohl's Corp.                                                10,325        464
NIKE, Inc. -- Class B                                        16,515      1,131
Outback Steakhouse, Inc.                                      3,385        150
*Time Warner, Inc.                                           39,045        702
                                                                         -----
    Total                                                                6,379
                                                                         -----

Consumer Staples (4.1%)
*Energizer Holdings, Inc.                                    14,535        546
The Procter & Gamble Co.                                      9,580        957
                                                                         -----
    Total                                                                1,503
                                                                         -----

Energy (1.5%)
Murphy Oil Corp.                                              8,615        563
                                                                         -----
    Total                                                                  563
                                                                         -----

Financials (17.1%)

The Allstate Corp.                                           17,160        738
Bank of America Corp.                                        19,725      1,586
*Berkshire Hathaway, Inc.                                       135        380
The Goldman Sachs Group, Inc.                                12,555      1,240
SLM Corp.                                                    29,580      1,115
Wells Fargo & Co.                                            20,680      1,218
                                                                         -----
    Total                                                                6,277
                                                                         -----

Health Care (19.9%)
Aetna, Inc.                                                  19,850      1,341
*Anthem, Inc.                                                 4,625        347
*Forest Laboratories, Inc.                                   11,710        724
*Genentech, Inc.                                             18,020      1,686
*Invitrogen Corp.                                             5,755        403
UnitedHealth Group, Inc.                                     44,280      2,576
*WellPoint Health Networks, Inc. --
 Class A                                                      2,445        237
                                                                         -----
    Total                                                                7,314
                                                                         -----

Industrials (4.8%)
3M Co.                                                       12,760      1,085
United Parcel Service, Inc. -- Class B                        8,910        664
                                                                         -----
    Total                                                                1,749
                                                                         -----

Information Technology (27.2%)
*Apple Computer, Inc.                                          39,890       852
*Applied Materials, Inc.                                       59,705     1,340
*Cisco Systems, Inc.                                           33,850       822
*Electronic Arts, Inc.                                         33,130     1,584
*KLA-Tencor Corp.                                              19,555     1,147
Microsoft Corp.                                                63,045     1,737
Nokia Corp., ADR                                               22,885       389
*NVIDIA Corp.                                                  21,520       500
*Synopsys, Inc.                                                11,600       392
Texas Instruments, Inc.                                        25,530       750
*Yahoo!, Inc.                                                  11,270       509
                                                                         ------
    Total                                                                10,022
                                                                         ------

Telecommunication Services (5.7%)
*Nextel Communications, Inc. --
 Class A                                                       50,185     1,408
Vodafone Group PLC, ADR                                        27,395       686
                                                                         ------
    Total                                                                 2,094
                                                                         ------

    Total Common Stock
     (Cost: $30,263)                                                     35,901
                                                                         ------

Money Market Investment (12.0%)
-------------------------------------------------------------------------------

Federal Government and Agencies (12.0%)
Federal Home Loan Mortgage,
 1.01%, 1/8/04                                              4,400,000     4,399
                                                                         ------

    Total Money Market Investment
     (Cost: $4,399)                                                       4,399
                                                                         ------

    Total Investments (109.7%)
     (Cost $34,662)(a)                                                   40,300
                                                                         ------

    Other Assets, Less Liabilities
     (-9.7%) (3,570)

                                                                         ------
    Total Net Assets (100.0%)                                            36,730
                                                                         ------

* Non-Income Producing

ADR-- American Depository Receipt

(a) At 12/31/03 the aggregate cost of securities for federal tax purposes was $34,670 and the net unrealized appreciation of investments based on that cost was $5,630 which is comprised of $5,811 aggregate gross unrealized appreciations and $181 aggregate gross unrealized depreciation.

     The Accompanying Notes are an Integral Part of the Financial Statements

 Growth Stock Portfolio

Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2003

                                                             Shares/      Value
Common Stock (95.6%)                                          $ Par     $ (000's)
--------------------------------------------------------------------------------
Consumer Discretionary (17.2%)
*Bed Bath & Beyond, Inc.                                     157,700       6,836
Best Buy Co., Inc.                                            65,700       3,432
*Comcast Corp. -- Class A                                    117,084       3,849
Fortune Brands, Inc.                                         196,100      14,020
Gannett Co., Inc.                                             36,500       3,254
Harley-Davidson, Inc.                                        194,200       9,230
*InterActiveCorp                                              92,200       3,128
*Kohl's Corp.                                                197,600       8,880
Lowe's Companies, Inc.                                       114,800       6,359
McDonald's Corp.                                             194,100       4,820
The McGraw-Hill Companies, Inc.                              120,500       8,425
Target Corp.                                                 334,400      12,842
*Time Warner, Inc.                                           383,500       6,899
Tribune Co.                                                  161,300       8,323
Viacom, Inc. -- Class B                                      185,000       8,210
Wendy's International, Inc.                                  158,300       6,212
                                                                         -------
    Total                                                                114,719
                                                                         -------
Consumer Staples (9.2%)
Altria Group, Inc.                                           146,200       7,956
Anheuser-Busch Companies, Inc.                                89,700       4,725
The Coca-Cola Co.                                            125,000       6,344
Colgate-Palmolive Co.                                         86,500       4,329
*Dean Foods Co.                                              182,200       5,989
PepsiCo, Inc.                                                209,100       9,748
Wal-Mart Stores, Inc.                                        261,000      13,847
Walgreen Co.                                                 233,300       8,487
                                                                         -------
    Total                                                                 61,425
                                                                         -------

ConocoPhillips                                               145,808       9,561
EOG Resources, Inc.                                          150,900       6,967
Exxon Mobil Corp.                                            277,634      11,382
*Nabors Industries, Ltd.                                      53,200       2,208
*Noble Corp.                                                  68,300       2,444
                                                                         -------
    Total                                                                 32,562
                                                                         -------

Financials (15.0%)
American Express Co.                                         185,300       8,937
American International Group, Inc.                           115,000       7,622
Citigroup, Inc.                                              346,900      16,838
Fifth Third Bancorp                                          125,950       7,444
The Goldman Sachs Group, Inc.                                 88,400       8,728
Lehman Brothers Holdings, Inc.                               123,300       9,521
Morgan Stanley                                               190,500      11,024
Principal Financial Group, Inc.                              280,300       9,270
Prudential Financial, Inc.                                   119,700       5,000
Wachovia Corp.                                                69,900       3,257
Wells Fargo & Co.                                            208,600      12,284
                                                                         -------
    Total                                                                 99,925
                                                                         -------

Health Care (15.2%)
Abbott Laboratories                                          147,400       6,869
AmerisourceBergen Corp.                                      100,700       5,654
*Amgen, Inc.                                                 161,300       9,968
*Boston Scientific Corp.                                      76,800       2,823
Eli Lilly and Co.                                            120,600       8,482
*Forest Laboratories, Inc.                                   122,800       7,589
*Gilead Sciences, Inc.                                        51,500       2,994
Johnson & Johnson                                            147,500       7,620
Medtronic, Inc.                                              336,400      16,352
Pfizer, Inc.                                                 510,150      18,024
Teva Pharmaceutical Ind Spon ADR                             178,800      10,140
UnitedHealth Group, Inc.                                      81,800       4,759
                                                                         -------
    Total                                                                101,274
                                                                         -------
Industrials (5.4%)
*American Standard Companies, Inc.                           121,900      12,275
FedEx Corp.                                                  141,300       9,538
General Electric Co.                                         465,200      14,412
                                                                         -------
    Total                                                                 36,225
                                                                         -------
Information Technology (23.3%)
*Affiliated Computer Services, Inc. -- Class A                61,300       3,338
Analog Devices, Inc.                                         114,300       5,218
*Applied Materials, Inc.                                     211,700       4,753
*ASML Holding N.V.                                           197,600       3,962
*Broadcom Corp. -- Class A                                    91,900       3,133
*Cisco Systems, Inc.                                         477,500      11,598
*Dell, Inc.                                                  188,200       6,391
*Electronic Arts, Inc.                                        21,500       1,027
*EMC Corp.                                                   269,600       3,483
First Data Corp.                                             216,200       8,884
*Fiserv, Inc.                                                163,062       6,443
Hewlett-Packard Co.                                          448,100      10,293
Intel Corp.                                                  580,300      18,686
International Business Machines Corp.                        144,200      13,364
*Intuit, Inc.                                                 86,500       4,577
Microsoft Corp.                                              923,700      25,438
Nokia Corp., ADR                                             417,500       7,098
*NVIDIA Corp.                                                146,400       3,404
*Taiwan Semiconductor, ADR                                   482,500       4,941
Texas Instruments, Inc.                                      282,400       8,297
                                                                         -------
    Total                                                                154,328
                                                                         -------

Materials (2.3%)
Air Products and Chemicals, Inc.                             154,800       8,179
Ecolab, Inc.                                                 132,900       3,637
PPG Industries, Inc.                                          59,300       3,796
                                                                         -------
    Total                                                                 15,612
                                                                         -------

 Growth Stock Portfolio


                                                            Shares/      Value
Common Stock (95.6%)                                         $ Par     $ (000's)
--------------------------------------------------------------------------------
Other Holdings (1.9%)
*Nasdaq-100 Trust, Series 1                                   79,500      2,895
*Semiconductor Holders Trust                                 233,400      9,663
                                                                        -------
    Total                                                                12,558
                                                                        -------

Telecommunication Services (1.2%)
Vodafone Group PLC, ADR                                      314,700      7,880
                                                                        -------
    Total                                                                 7,880
                                                                        -------

    Total Common Stock
     (Cost: $556,781)                                                   636,508
                                                                        -------

Money Market Investment (4.0%)
-------------------------------------------------------------------------------

Banks (0.4%)
UBS Finance Delaware LLC,
 0.95%, 1/2/04                                              2,400,000     2,400
                                                                        -------
    Total                                                                 2,400
                                                                        -------

Federal Government and Agencies (0.6%)
Federal Home Loan Mortgage Co.,
 1.065%, 2/5/04                                             4,000,000     3,996
                                                                        -------
    Total                                                                 3,996
                                                                        -------

Finance Services (3.0%)
(b)Preferred Rec Funding,
 1.08%, 1/9/04                                             20,000,000    19,995
                                                                        -------
    Total                                                                19,995
                                                                        -------

    Total Money Market Investment
     (Cost: $26,391)                                                     26,391
                                                                        -------

    Total Investments (99.6%)

     (Cost $583,172)(a)                                                 662,899
                                                                        -------
    Other Assets, Less Liabilities (0.4%)                                 2,972
                                                                        -------
    Total Net Assets (100.0%)                                           665,871
                                                                        -------

* Non-Income Producing

  ADR -- American Depository Receipt

(a)At 12/31/03 the aggregate cost of securities for federal tax purposes was $583,801 and the net unrealized appreciation of investments based on that cost was $79,098 which is comprised of $94,100 aggregate gross unrealized appreciations and $15,002 aggregate gross unrealized depreciation.

(b)All or a portion of the securities have been committed as collateral for open futures positions or when issued securities. Information regarding open futures contracts as of period end is summarized below.


                                                                    Unrealized
                                                                   Appreciation/
                                       Number of     Expiration    Depreciation
Issuer (000's)                         Contracts        Date          (000's)
--------------------------------------------------------------------------------
S & P 500 Index
 Futures                                   32         03/04            $326
(Total Notional Value
 at 12/31/03 $8,558)

     The Accompanying Notes are an Integral Part of the Financial Statements

 Large Cap Core Stock Portfolio

Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2003

                                                              Shares/    Value
Common Stock (98.7%)                                           $ Par   $ (000's)
--------------------------------------------------------------------------------
Consumer Discretionary (11.5%)
*Bed Bath & Beyond, Inc.                                       52,000      2,254
Best Buy Co., Inc.                                             43,100      2,252
*Comcast Corp. -- Class A                                      78,014      2,564
Fortune Brands, Inc.                                           60,000      4,289
Gannett Co., Inc.                                              24,000      2,140
*Kohl's Corp.                                                  75,300      3,384
Lear Corp.                                                     59,600      3,655
*Liberty Media Corp. -- Class A                               422,400      5,023
McDonald's Corp.                                              125,800      3,124
NIKE, Inc. -- Class B                                          40,600      2,779
Omnicom Group, Inc.                                            30,000      2,620
Target Corp.                                                  100,500      3,859
*Time Warner, Inc.                                            244,100      4,392
The TJX Companies, Inc.                                        91,800      2,024
Viacom, Inc. -- Class B                                        67,800      3,009
Wendy's International, Inc.                                   100,800      3,955
                                                                          ------
    Total                                                                 51,323
                                                                          ------

Consumer Staples (9.2%)
Altria Group, Inc.                                            111,400      6,062
Anheuser-Busch Companies, Inc.                                 61,500      3,240
The Coca-Cola Co.                                              85,100      4,319
*Dean Foods Co.                                                88,550      2,911
The Gillette Co.                                               57,500      2,112
PepsiCo, Inc.                                                 128,000      5,967
The Procter & Gamble Co.                                       59,000      5,893
Wal-Mart Stores, Inc.                                         144,100      7,644
Walgreen Co.                                                   87,000      3,165
                                                                          ------
    Total                                                                 41,313
                                                                          ------

Energy (5.3%)

ConocoPhillips                                                 86,144      5,648
Devon Energy Corp.                                             34,100      1,953
EOG Resources, Inc.                                            94,000      4,340
Exxon Mobil Corp.                                             246,400     10,103
*Noble Corp.                                                   44,500      1,592
                                                                          ------
    Total                                                                 23,636
                                                                          ------

Financials (15.7%)
American Express Co.                                           60,200      2,903
American International Group, Inc.                             89,500      5,932
Bank One Corp.                                                 94,000      4,285
The Chubb Corp.                                                29,200      1,989
Citigroup, Inc.                                               313,000     15,193
Countrywide Credit Industries, Inc.                            44,000      3,337
Fifth Third Bancorp                                            63,000      3,723
The Goldman Sachs Group, Inc.                                  49,200      4,858
The Hartford Financial Services Group, Inc.                    35,900      2,119
Lehman Brothers Holdings, Inc.                                 57,400      4,432
Morgan Stanley                                                 39,900      2,309
Prudential Financial, Inc.                                    110,000      4,595
U.S. Bancorp                                                  165,800      4,938
Wachovia Corp.                                                 45,200      2,106
Wells Fargo & Co.                                             129,600      7,632
                                                                          ------
    Total                                                                 70,351
                                                                          ------

Health Care (14.1%)
Abbott Laboratories                                            93,900      4,376
AmerisourceBergen Corp.                                        44,400      2,493
*Amgen, Inc.                                                  108,000      6,674
*Boston Scientific Corp.                                       51,700      1,900
Eli Lilly and Co.                                              81,300      5,718
*Forest Laboratories, Inc.                                     79,300      4,901
Guidant Corp.                                                  58,500      3,522
Johnson & Johnson                                              88,300      4,562
Medtronic, Inc.                                               100,000      4,861
Pfizer, Inc.                                                  328,712     11,613
Teva Pharmaceutical Ind Spon ADR                              114,100      6,471
UnitedHealth Group, Inc.                                       46,100      2,682
Wyeth                                                          75,600      3,209
                                                                          ------
    Total                                                                 62,982
                                                                          ------

Industrials (8.7%)
3M Co.                                                         73,000      6,207
Canadian National Railway Co.                                  60,000      3,797
FedEx Corp.                                                    50,600      3,416
General Electric Co.                                          314,600      9,745
Honeywell International, Inc.                                  89,790      3,002
Lockheed Martin Corp.                                          69,000      3,547
Union Pacific Corp.                                             4,700        327
United Technologies Corp.                                      55,000      5,212
Waste Management, Inc.                                        121,000      3,582
                                                                          ------
    Total                                                                 38,835
                                                                          ------

Information Technology (20.2%)
Analog Devices, Inc.                                           71,600      3,269
*Applied Materials, Inc.                                      144,100      3,235
*ASML Holding N.V.                                            135,400      2,715
*Broadcom Corp. -- Class A                                     62,900      2,144
*Cisco Systems, Inc.                                          498,000     12,096
*Dell, Inc.                                                   108,500      3,685
*EMC Corp.                                                    170,700      2,205
First Data Corp.                                              133,700      5,494
*Fiserv, Inc.                                                 105,300      4,160
Hewlett-Packard Co.                                           229,602      5,274
Intel Corp.                                                   345,000     11,109
International Business Machines Corp.                          74,700      6,923
Microsoft Corp.                                               514,200     14,162
Nokia Corp., ADR                                              263,430      4,478
*NVIDIA Corp.                                                 100,100      2,327
*Oracle Corp.                                                 166,400      2,196
*Taiwan Semiconductor, ADR                                    318,400      3,260
Texas Instruments, Inc.                                        77,400      2,275
                                                                          ------
    Total                                                                 91,007
                                                                          ------

Large Cap Core Stock Portfolio

                                                              Shares/    Value
Common Stock (98.7%)                                           $ Par   $ (000's)
--------------------------------------------------------------------------------
Materials (6.0%)
Air Products and Chemicals, Inc.                                65,700    3,471
Alcoa, Inc.                                                     68,800    2,614
The Dow Chemical Co.                                            80,200    3,334
E. I. du Pont de Nemours And Co.                                88,000    4,038
Ecolab, Inc.                                                    32,600      892
Monsanto Co.                                                   100,800    2,901
Newmont Mining Corp.                                            47,700    2,319
PPG Industries, Inc.                                            36,000    2,305
Temple-Inland, Inc.                                             46,900    2,939
Weyerhaeuser Co.                                                31,800    2,035
                                                                        -------
    Total                                                                26,848
                                                                        -------

Telecommunication Services (4.1%)
*AT&T Wireless Services, Inc.                                  117,900      942
*Nextel Communications, Inc. --
 Class A                                                       175,700    4,930
SBC Communications, Inc.                                       114,000    2,972
Verizon Communications, Inc.                                   163,548    5,737
Vodafone Group PLC, ADR                                        144,000    3,606
                                                                        -------
    Total                                                                18,187
                                                                        -------

Utilities (3.9%)
Dominion Resources, Inc.                                        65,000    4,149
DTE Energy Co.                                                  50,100    1,974
Edison International                                            70,501    1,546
*PG&E Corp.                                                    178,600    4,960
Pinnacle West Capital Corp.                                    116,862    4,677
                                                                        -------
    Total                                                                17,306
                                                                        -------

    Total Common Stock
     (Cost: $403,762)                                                   441,788
                                                                        -------
Banks (1.7%)
UBS Finance Delaware LLC,
 0.95%, 1/2/04                                               7,600,000    7,600
                                                                        -------

    Total Money Market Investment
     (Cost: $7,600)                                                       7,600
                                                                        -------

    Total Investments (100.4%)
     (Cost $411,362)(a)                                                 449,388
                                                                        -------

    Other Assets, Less Liabilities
     (-0.4%)                                                             (1,834)
                                                                        -------

    Total Net Assets (100.0%)                                           447,554
                                                                        -------

* Non-Income Producing

  ADR -- American Depository Receipt

(a) At 12/31/03 the aggregate cost of securities for federal tax purposes was $412,521 and the net unrealized appreciation of investments based on that cost was $36,867 which is comprised of $59,274 aggregate gross unrealized appreciations and $22,407 aggregate gross unrealized depreciation.

     The Accompanying Notes are an Integral Part of the Financial Statements

Capital Guardian Domestic Equity Portfolio

Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2003

                                                               Shares/  Value
Common Stock (92.5%)                                           $ Par   $(000's)
-------------------------------------------------------------------------------
Consumer Discretionary (5.5%)
*AutoNation, Inc.                                               38,400      705
Carnival Corp Comm Paired Stk                                   27,400    1,089
Ford Motor Co.                                                  21,300      341
*The Interpublic Group of Companies, Inc.                       81,800    1,276
Knight-Ridder, Inc.                                             18,000    1,392
Starwood Hotels & Resorts Worldwide,
 Inc.                                                           24,900      896
The Thomson Corp.                                               26,200      950
*Time Warner, Inc.                                              45,700      822
                                                                         ------
    Total                                                                 7,471
                                                                         ------

Consumer Staples (9.5%)

Altria Group, Inc.                                              74,500    4,055
Campbell Soup Co.                                               88,600    2,375
Colgate-Palmolive Co.                                           28,800    1,441
General Mills, Inc.                                             14,000      634
Kimberly-Clark Corp.                                            16,200      957
Kraft Foods, Inc. -- Class A                                    70,700    2,278
Unilever NV                                                     18,000    1,168
                                                                         ------
    Total                                                                12,908
                                                                         ------

Energy (9.0%)

Baker Hughes, Inc.                                              45,000    1,447
ChevronTexaco Corp.                                              7,100      613
Exxon Mobil Corp.                                               24,300      996
Royal Dutch Petroleum Co.                                       33,200    1,739
Shell Transport & Trading Co., ADR                              52,800    2,379
*Transocean Sedco Forex, Inc.                                   38,200      917
Unocal Corp.                                                    86,300    3,179
Weatherford International, Ltd.                                 26,700      961
                                                                         ------
    Total                                                                12,231
                                                                         ------
Financials (21.3%)
*Americredit Corp.                                              82,100    1,308
Bank One Corp.                                                  82,700    3,770
The Chubb Corp.                                                  5,300      361
Citigroup, Inc.                                                 13,900      675
Everest Re Group, Ltd.                                          23,400    1,980
Fannie Mae                                                      12,100      908
FleetBoston Financial Corp.                                     63,900    2,789
General Growth Properties, Inc.                                 61,800    1,715
The Goldman Sachs Group, Inc.                                    6,800      671
The Hartford Financial Services Group,
 Inc.                                                           53,200    3,140
J.P. Morgan Chase & Co.                                         29,300    1,076
The PMI Group, Inc.                                             37,800    1,407
SLM Corp.                                                       68,100    2,566
Travelers Property Casualty Corp. --
 Class A                                                        36,510      613
Washington Mutual, Inc.                                         49,700    1,994
Wells Fargo & Co.                                               45,400    2,674
XL Capital, Ltd. Class A                                        16,100    1,249
                                                                         ------
    Total                                                                28,896
                                                                         ------

Health Care (7.3%)
AstraZeneca PLC ADR                                             44,400    2,148
Becton, Dickinson And Co.                                       49,500    2,036
CIGNA Corp.                                                      6,400      368
Eli Lilly and Co.                                               22,800    1,604
*Lincare Holdings, Inc.                                         30,500      916
*PacifiCare Health Systems, Inc.                                 6,800      460
Pfizer, Inc.                                                    45,100    1,593
*Triad Hospitals, Inc.                                          26,000      865
                                                                         ------
    Total                                                                 9,990
                                                                         ------

Industrials (14.1%)
Canadian National Railway Co.                                    4,500      285
Emerson Electric Co.                                            13,400      868
Fluor Corp.                                                     18,100      717
General Electric Co.                                           127,800    3,958
Hubbell, Inc. -- Class B                                        16,300      719
Ingersoll-Rand Co. -- Class A                                   41,600    2,824
*Navistar International Corp.                                   23,100    1,106
Northrop Grumman Corp.                                          22,500    2,151
Raytheon Co.                                                    41,800    1,256
Siemens AG ADR                                                   8,200      656
Tyco International, Ltd.                                        20,100      533
Union Pacific Corp.                                              6,500      452
United Technologies Corp.                                       38,900    3,686
                                                                         ------
    Total                                                                19,211
                                                                         ------

Information Technology (4.4%)
*Avnet, Inc.                                                    49,600    1,074
*Cadence Design Systems, Inc.                                   74,700    1,343
Hewlett-Packard Co.                                             30,484      700
*Polycom, Inc.                                                  12,300      240
Sabre Holdings Corp. -- Class A                                 81,400    1,758
*Sun Microsystems, Inc.                                        206,000      925
                                                                         ------
    Total                                                                 6,040
                                                                         ------

Materials (7.0%)
Air Products and Chemicals, Inc.                                85,400    4,512
Alcoa, Inc.                                                      8,600      327
The Dow Chemical Co.                                            18,800      782
E. I. du Pont de Nemours And Co.                                43,700    2,005
International Paper Co.                                         39,000    1,681
Nucor Corp.                                                      3,900      218
                                                                         ------
    Total                                                                 9,525
                                                                         ------

Telecommunication Services (6.6%)
CenturyTel, Inc.                                                18,200      594
SBC Communications, Inc.                                        51,700    1,348
Sprint Corp.                                                   275,400    4,522
Verizon Communications, Inc.                                    71,100    2,494
                                                                         ------
    Total                                                                 8,958
                                                                         ------

Capital Guardian Domestic Equity Portfolio

                                                               Shares/  Value
Common Stock (92.5%)                                            $ Par  $(000's)
--------------------------------------------------------------------------------
Utilities (7.8%)
*The AES Corp.                                                 110,900    1,047
American Electric Power Co., Inc.                               33,400    1,019
Duke Energy Corp.                                               87,200    1,783
Equitable Resources, Inc.                                       14,900      640
FirstEnergy Corp.                                               16,200      570
*Kinder Morgan Management, LLC.                                 27,269    1,171
NiSource, Inc.                                                 109,700    2,407
Pinnacle West Capital Corp.                                     50,400    2,017
                                                                        -------
    Total                                                                10,654
                                                                        -------

    Total Common Stock
     (Cost: $108,534)                                                   125,884
                                                                        -------

Preferred Stock (2.6%)
--------------------------------------------------------------------------------

Consumer Discretionary (1.5%)
Ford Motor Co. Capital Trust II                                 22,500    1,260
Interpublic Group, Inc.                                         14,200      811
                                                                        -------
    Total                                                                 2,071
                                                                        -------

Materials (1.1%)
Phelps Dodge Corp.                                               8,600    1,455
                                                                        -------
    Total                                                                 1,455
                                                                        -------

    Total Preferred Stock
     (Cost: $2,702)                                                       3,526
                                                                        -------

Banks (0.4%)
UBS Finance Delaware LLC,
 0.95%, 1/2/04                                                 600,000      600
                                                                        -------
    Total                                                                   600
                                                                        -------
Federal Government and Agencies (4.4%)
Federal Home Loan Mortgage,
 1.01%, 1/8/04                                               6,000,000    5,999
                                                                        -------
    Total                                                                 5,999
                                                                        -------

    Total Money Market Investment
     (Cost: $6,599)                                                       6,599
                                                                        -------

    Total Investments (99.9%)
     (Cost $117,835)(a)                                                 136,009
                                                                        -------

    Other Assets, Less Liabilities (0.1%)                                    90
                                                                        -------

    Total Net Assets (100.0%)                                           136,099
                                                                        -------

     * Non-Income Producing

     ADR -- American Depository Receipt

(a) At 12/31/03 the aggregate cost of securities for federal tax purposes was $117,895 and the net unrealized appreciation of investments based on that cost was $18,114 which is comprised of $19,740 aggregate gross unrealized appreciations and $1,626 aggregate gross unrealized depreciation.

     The Accompanying Notes are an Integral Part of the Financial Statements

 T. Rowe Price Equity Income Portfolio

Northwestern Mutual Series Fund, Inc.
Schedule of Investments

December 31, 2003

                                         Shares/   Value
Common Stock (95.1%)                      $ Par  $ (000's)
----------------------------------------------------------
Consumer Discretionary (17.5%)
The Black & Decker Corp.                  3,300      163
*Comcast Corp. -- Class A                13,300      437
Dow Jones & Co., Inc.                    10,900      543
Eastman Kodak Co.                        20,400      524
Ford Motor Co.                           12,000      192
Fortune Brands, Inc.                      6,600      472
Genuine Parts Co.                         8,700      289
Hasbro, Inc.                             13,800      294
Hilton Hotels Corp.                      18,600      319
The Home Depot, Inc.                     13,500      479
J. C. Penney Co., Inc.                    2,400       63
Knight-Ridder, Inc.                       6,200      480
The May Department Stores Co.            10,400      302
McDonald's Corp.                         20,700      514
The New York Times Co. -- Class A        11,400      545
Newell Rubbermaid, Inc.                  21,300      485
The Reader's Digest Association, Inc. --
 Class A                                  3,500       51
Starwood Hotels & Resorts Worldwide,
 Inc.                                    12,000      432
*Time Warner, Inc.                       36,900      663
*Toys R Us, Inc.                         17,000      215
Viacom, Inc. -- Class B                   6,700      297
The Walt Disney Co.                      24,200      565
                                                   -----
    Total                                          8,324
                                                   -----

Consumer Staples (5.7%)
Altria Group, Inc.                        6,200      337
Brown-Forman Corp. -- Class B             1,200      112
Campbell Soup Co.                        15,300      410
The Clorox Co.                            5,700      277
ConAgra Foods, Inc.                       7,200      190
General Mills, Inc.                       5,800      263
The Gillette Co.                          8,700      320
Kimberly-Clark Corp.                      7,500      443
Mccormick & Co., Inc.                       900       27
UST, Inc.                                 9,100      325
Winn-Dixie Stores, Inc.                   3,400       34
                                                   -----
    Total                                          2,738
                                                   -----

Energy (9.8%)
Amerada Hess Corp.                       12,400      659
Anadarko Petroleum Corp.                  7,200      367
Baker Hughes, Inc.                        3,900      125
BP Amoco PLC, ADR                        10,400      513
ChevronTexaco Corp.                      10,400      898
Exxon Mobil Corp.                        23,700      973
Marathon Oil Corp.                        7,000      232
Royal Dutch Petroleum Co.                11,200      587
Schlumberger, Ltd.                        5,400      295
                                                   -----
    Total                                          4,649
                                                   -----
Financials (18.7%)
American Express Co.                     10,800      521
American International Group, Inc.        3,800      252
Bank of America Corp.                     5,400      434
Bank One Corp.                           14,500      662
The Chubb Corp.                           5,600      381
Citigroup, Inc.                           7,600      369
Fannie Mae                                5,000      375
FleetBoston Financial Corp.              16,500      721
J.P. Morgan Chase & Co.                  11,200      411
Janus Capital Group, Inc.                 5,200       85
John Hancock Financial Services, Inc.     3,394      127
Lincoln National Corp.                    9,676      391
Marsh & Mclennan Companies, Inc.         12,400      595
Mellon Financial Corp.                   13,900      446
Mercantile Bankshares Corp.               6,300      287
Morgan Stanley                            6,100      353
National City Corp.                       7,300      248
Northern Trust Corp.                      5,000      232
SAFECO Corp.                             11,900      463
Simon Property Group, Inc.                5,800      269
The St. Paul Companies, Inc.              7,500      297
Travelers Property Casualty Corp. --
 Class B                                 14,100      239
UnumProvident Corp.                      21,500      339
Wells Fargo & Co.                         4,600      271
Wilmington Trust Corp.                    3,500      126
                                                   -----
    Total                                          8,894
                                                   -----

Health Care (9.4%)
Abbott Laboratories                       7,600      354
Baxter International, Inc.               15,300      467
Becton, Dickinson And Co.                 4,200      173
Bristol-Myers Squibb Co.                 27,600      789
CIGNA Corp.                               6,700      385
Johnson & Johnson                        10,200      527
Merck & Co., Inc.                        19,000      878
Schering-Plough Corp.                    21,800      379
Wyeth                                    13,000      552
                                                   -----
    Total                                          4,504
                                                   -----

Industrials (13.6%)
The Boeing Co.                            6,500      274
Cooper Industries, Ltd. -- Class A       11,700      678
*The Dun & Bradstreet Corp.               4,300      218
Emerson Electric Co.                      3,700      240
General Electric Co.                     24,100      747
Honeywell International, Inc.            25,500      852
Hubbell, Inc. -- Class B                  4,400      194
Lockheed Martin Corp.                     4,300      221
Norfolk Southern Corp.                   15,100      357
Pall Corp.                               15,300      410
Raytheon Co.                             14,800      445

 T. Rowe Price Equity Income Portfolio


                                          Shares/   Value
Common Stock (95.1%)                       $ Par  $ (000's)
-----------------------------------------------------------
Industrials continued
Rockwell Automation, Inc.                  9,300      331
Rockwell Collins, Inc.                    14,600      438
Union Pacific Corp.                        8,700      604
Waste Management, Inc.                    15,600      462
                                                   ------
    Total                                           6,471
                                                   ------

Information Technology (4.3%)
*Agere Systems, Inc.                      17,300       53
Hewlett-Packard Co.                       24,600      565
*Lucent Technologies, Inc.                37,600      107
Microsoft Corp.                           14,200      391
Motorola, Inc.                            28,000      394
Nokia Corp., ADR                          15,700      267
Texas Instruments, Inc.                    9,600      282
                                                   ------
    Total                                           2,059
                                                   ------

Materials (6.2%)
Alcoa, Inc.                                6,700      255
The Dow Chemical Co.                      11,900      495
E. I. du Pont de Nemours And Co.          10,400      477
Great Lakes Chemical Corp.                 9,100      247
*Hercules, Inc.                           16,400      200
International Flavors & Fragrances, Inc.   7,600      265
International Paper Co.                   13,700      591
MeadWestvaco Corp.                         4,900      146
Nucor Corp.                                5,200      291
                                                   ------
    Total                                           2,967
                                                   ------

Telecommunication Services (5.5%)
ALLTEL Corp.                               7,700      359
AT&T Corp.                                13,600      276
*Qwest Communications International, Inc. 86,700      375
SBC Communications, Inc.                  19,500      508
Sprint Corp.                              21,700      356
Verizon Communications, Inc.              20,700      726
                                                   ------
    Total                                           2,600
                                                   ------

Utilities (4.4%)
Constellation Energy Group, Inc.          10,500      411
Duke Energy Corp.                         24,800      507
El Paso Corp.                             16,300      133
FirstEnergy Corp.                          8,300      292
NiSource, Inc.                            16,800      369
TECO Energy, Inc.                          3,400       49
TXU Corp.                                 14,400      342
                                                   ------
    Total                                           2,103
                                                   ------

    Total Common Stock
     (Cost: $38,694)                               45,309
                                                   ------
Consumer Discretionary (0.2%)
Ford Motor Co. Capital Trust II            1,400       78
                                                   ------
    Total                                              78
                                                   ------

Information Technology (0.3%)
Lucent Technologies, 8.00%, 8/1/31       165,000      177
                                                   ------
    Total                                             177
                                                   ------

    Total Preferred Stock
     (Cost: $219)                                     255
                                                   ------

Money Market Investment (3.6%)

---------------------------------------------------------

Other Holdings (3.6%)
Reserve Investment Fund                1,737,164    1,737
                                                   ------
              Total Money Market Investment

     (Cost: $1,737)                                 1,737
                                                   ------

    Total Investments (99.2%)
     (Cost $40,650)(a)                             47,301
                                                   ------

    Other Assets, Less Liabilities (0.8%)             363
                                                   ------

    Total Net Assets (100.0%)                      47,664
                                                   ------

* Non-Income Producing

 ADR -- American Depository Receipt

(a)At 12/31/03 the aggregate cost of securities for federal tax purposes was $40,650 and the net unrealized appreciation of investments based on that cost was $6,651 which is comprised of $6,825 aggregate gross unrealized appreciations and $174 aggregate gross unrealized depreciation.

     The Accompanying Notes are an Integral Part of the Financial Statements

 Index 500 Stock Portfolio

Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2003

                                                             Shares/   Value
Common Stock (98.3%)                                          $ Par  $ (000's)
------------------------------------------------------------------------------
Consumer Discretionary (11.1%)
*American Greetings Corp. -- Class A                          11,100     243
*AutoNation, Inc.                                             46,200     849
*Autozone, Inc.                                               15,025   1,280
*Bed Bath & Beyond, Inc.                                      49,600   2,150
Best Buy Co., Inc.                                            54,150   2,829
*Big Lots, Inc.                                               19,600     279
The Black & Decker Corp.                                      13,000     641
Boise Cascade Corp.                                           14,300     470
Brunswick Corp.                                               15,200     484
Carnival Corp Comm Paired Stk                                105,609   4,196
Centex Corp.                                                  10,400   1,120
Circuit City Stores, Inc.                                     35,000     355
Clear Channel Communications, Inc.                           103,150   4,831
*Comcast Corp. -- Class A                                    377,670  12,413
Cooper Tire & Rubber Co.                                      12,400     265
Dana Corp.                                                    24,950     458
Darden Restaurants, Inc.                                      27,550     580
Delphi Automotive Systems Corp.                               93,987     960
Dillard's, Inc. -- Class A                                    13,864     228
Dollar General Corp.                                          55,948   1,174
Dow Jones & Co., Inc.                                         13,620     679
Eastman Kodak Co.                                             48,083   1,234
*eBay, Inc.                                                  107,700   6,956
Family Dollar Stores, Inc.                                    28,900   1,037
Federated Department Stores, Inc.                             31,151   1,468
Ford Motor Co.                                               307,394   4,918
Fortune Brands, Inc.                                          24,367   1,742
Gannett Co., Inc.                                             45,250   4,034
The Gap, Inc.                                                149,975   3,481
General Motors Corp.                                          94,127   5,026
Genuine Parts Co.                                             29,200     969
*The Goodyear Tire & Rubber Co.                               29,000     228
Harley-Davidson, Inc.                                         50,800   2,415
Harrah's Entertainment, Inc.                                  18,450     918
Hasbro, Inc.                                                  29,125     620
Hilton Hotels Corp.                                           63,350   1,085
The Home Depot, Inc.                                         385,694  13,687
International Game Technology                                 57,900   2,067
*The Interpublic Group of Companies, Inc.                     65,700   1,025
J. C. Penney Co., Inc.                                        45,550   1,197
Johnson Controls, Inc.                                        15,000   1,742
Jones Apparel Group, Inc.                                     21,200     747
KB Home                                                        7,900     573
Knight-Ridder, Inc.                                           13,450   1,041
*Kohl's Corp.                                                 56,967   2,560
Leggett & Platt Inc.                                          32,333     699
The Limited, Inc.                                             87,505   1,578
Liz Claiborne, Inc.                                           18,300     649
Lowe's Companies, Inc.                                       131,450   7,281
Consumer Discretionary continued
Marriott International, Inc. -- Class A                       39,100   1,806
Mattel, Inc.                                                  73,688   1,420
The May Department Stores Co.                                 48,450   1,408
Maytag Corp.                                                  13,133     366
McDonald's Corp.                                             213,478   5,301
The McGraw-Hill Companies, Inc.                               32,060   2,242
Meredith Corp.                                                 8,300     405
The New York Times Co. -- Class A                             25,070   1,198
Newell Rubbermaid, Inc.                                       46,092   1,050
NIKE, Inc. -- Class B                                         44,300   3,033
Nordstrom, Inc.                                               22,767     781
*Office Depot, Inc.                                           51,957     868
Omnicom Group, Inc.                                           31,900   2,786
Pulte Corp.                                                   10,300     964
Radioshack Corp.                                              27,800     853
Reebok International, Ltd.                                     9,900     389
Sears, Roebuck & Co.                                          42,550   1,936
The Sherwin-Williams Co.                                      24,513     852
Snap-on, Inc.                                                  9,817     317
The Stanley Works                                             14,250     540
*Staples, Inc.                                                82,300   2,247
*Starbucks Corp.                                              65,650   2,170
Starwood Hotels & Resorts Worldwide, Inc.                     33,800   1,216
Target Corp.                                                 152,857   5,870
Tiffany & Co.                                                 24,367   1,101
*Time Warner, Inc.                                           757,300  13,623
The TJX Companies, Inc.                                       85,700   1,890
*Toys R Us, Inc.                                              35,850     453
Tribune Co.                                                   52,636   2,716
Tupperware Corp.                                               9,700     168
*Univision Communications, Inc. -- Class A                    54,000   2,143
V. F. Corp.                                                   18,057     781
Viacom, Inc. -- Class B                                      294,548  13,071
Visteon Corp.                                                 21,683     226
The Walt Disney Co.                                          343,057   8,004
Wendy's International, Inc.                                   19,050     748
Whirlpool Corp.                                               11,550     839
*Yum! Brands, Inc.                                            49,280   1,695
                                                                     -------
   Total                                                             194,937
                                                                     -------

Consumer Staples (10.8%)
Adolph Coors Co. -- Class B                                    6,100     342
Alberto-Culver Co. -- Class B                                  9,900     624
Albertson's, Inc.                                             61,554   1,394
Altria Group, Inc.                                           340,522  18,531
Anheuser-Busch Companies, Inc.                               138,749   7,309
Archer-Daniels-Midland Co.                                   108,203   1,647

 Index 500 Stock Portfolio

                                                              Shares/    Value
Common Stock (98.3%)                                           $ Par   $ (000's)
--------------------------------------------------------------------------------
Consumer Staples continued
Avon Products, Inc.                                             39,600    2,673
Brown-Forman Corp. -- Class B                                   10,209      954
Campbell Soup Co.                                               68,922    1,847
The Clorox Co.                                                  36,350    1,765
The Coca-Cola Co.                                              412,475   20,933
Coca-Cola Enterprises, Inc.                                     75,900    1,660
Colgate-Palmolive Co.                                           90,322    4,521
ConAgra Foods, Inc.                                             90,067    2,377
*Costco Wholesale Corp.                                         76,664    2,850
CVS Corp.                                                       66,267    2,394
General Mills, Inc.                                             62,567    2,834
The Gillette Co.                                               171,235    6,289
H.J. Heinz Co.                                                  59,017    2,150
Hershey Foods Corp.                                             21,950    1,690
Kellogg Co.                                                     68,457    2,607
Kimberly-Clark Corp.                                            85,056    5,026
*The Kroger Co.                                                126,105    2,334
Mccormick & Co., Inc.                                           23,400      704
The Pepsi Bottling Group, Inc.                                  45,000    1,088
PepsiCo, Inc.                                                  289,530   13,498
The Procter & Gamble Co.                                       217,605   21,735
R.J. Reynolds Tobacco Holdings, Inc.                            14,100      820
*Safeway, Inc.                                                  74,100    1,624
Sara Lee Corp.                                                 130,435    2,832
SUPERVALU, Inc.                                                 22,450      642
SYSCO Corp.                                                    109,025    4,059
UST, Inc.                                                       27,967      998
Wal-Mart Stores, Inc.                                          733,200   38,897
Walgreen Co.                                                   171,946    6,255
Winn-Dixie Stores, Inc.                                         23,350      232
Wm. Wrigley Jr. Co.                                             37,767    2,123
                                                                        -------
   Total                                                                190,258
                                                                        -------

Energy (5.7%)
Amerada Hess Corp.                                              15,100      803
Anadarko Petroleum Corp.                                        41,862    2,135
Apache Corp.                                                    27,123    2,200
Ashland, Inc.                                                   11,500      507
Baker Hughes, Inc.                                              56,130    1,805
*BJ Services Co.                                                26,600      955
Burlington Resources, Inc.                                      33,683    1,865
ChevronTexaco Corp.                                            179,357   15,495
ConocoPhillips                                                 114,110    7,482
Devon Energy Corp.                                              38,900    2,227
EOG Resources, Inc.                                             19,260      889
Exxon Mobil Corp.                                            1,113,756   45,665
Halliburton Co.                                                 73,469    1,910
Kerr-McGee Corp.                                                16,905      786
Marathon Oil Corp.                                              52,009    1,721
*Nabors Industries, Ltd.                                        24,550    1,019
*Noble Corp.                                                    22,450      803
Occidental Petroleum Corp.                                      64,220    2,713
*Rowan Companies, Inc.                                          15,750      365
Schlumberger, Ltd.                                              97,767    5,350
Energy continued
Sunoco, Inc.                                                    12,950      662
*Transocean Sedco Forex, Inc.                                   53,651    1,288
Unocal Corp.                                                    43,367    1,597
                                                                        -------
   Total                                                                100,242
                                                                        -------

Financials (20.3%)
ACE, Ltd.                                                       46,700    1,934
AFLAC, Inc.                                                     86,250    3,121
The Allstate Corp.                                             118,128    5,082
Ambac Financial Group, Inc.                                     17,900    1,242
American Express Co.                                           215,975   10,416
American International Group, Inc.                             437,830   29,018
AmSouth Bancorporation                                          58,855    1,442
Aon Corp.                                                       52,500    1,257
Apartment Investment and Management Co. -- Class A              15,800      545
Bank of America Corp.                                          250,801   20,171
The Bank of New York Co., Inc.                                 129,253    4,281
Bank One Corp.                                                 189,686    8,648
BB&T Corp.                                                      90,600    3,501
The Bear Stearns Companies, Inc.                                16,695    1,335
Capital One Financial Corp.                                     38,100    2,335
The Charles Schwab Corp.                                       227,239    2,691
Charter One Financial, Inc.                                     37,820    1,307
The Chubb Corp.                                                 31,450    2,142
Cincinnati Financial Corp.                                      26,880    1,126
Citigroup, Inc.                                                864,348   41,954
Comerica, Inc.                                                  29,450    1,651
Countrywide Credit Industries, Inc.                             30,300    2,298
Equity Office Properties Trust                                  66,900    1,917
Equity Residential Properties Trust                             45,900    1,355
Fannie Mae                                                     163,448   12,268
Federated Investors, Inc. -- Class B                            18,200      534
Fifth Third Bancorp                                             95,634    5,652
First Tennessee National Corp.                                  21,100      931
FleetBoston Financial Corp.                                    176,605    7,709
Franklin Resources, Inc.                                        42,150    2,194
Freddie Mac                                                    116,786    6,811
Golden West Financial Corp.                                     25,550    2,637
The Goldman Sachs Group, Inc.                                   79,600    7,859
The Hartford Financial Services Group, Inc.                     47,350    2,795
Huntington Bancshares, Inc.                                     38,342      863
J.P. Morgan Chase & Co.                                        341,748   12,552
Janus Capital Group, Inc.                                       40,129      659
Jefferson-Pilot Corp.                                           23,834    1,207
John Hancock Financial Services, Inc.                           48,500    1,819
Keycorp                                                         70,575    2,069
Lehman Brothers Holdings, Inc.                                  46,122    3,562
Lincoln National Corp.                                          29,840    1,205
Loews Corp.                                                     31,167    1,541
Marsh & Mclennan Companies, Inc.                                89,380    4,280
Marshall & Ilsley Corp.                                         38,100    1,457
MBIA, Inc.                                                      24,350    1,442

 Index 500 Stock Portfolio

                                                             Shares/   Value
Common Stock (98.3%)                                          $ Par  $ (000's)
------------------------------------------------------------------------------
Financials continued
MBNA Corp.                                                   214,415    5,328
Mellon Financial Corp.                                        72,268    2,321
Merrill Lynch & Co., Inc.                                    156,900    9,202
MetLife, Inc.                                                127,536    4,294
MGIC Investment Corp.                                         16,500      940
Moody's Corp.                                                 25,075    1,518
Morgan Stanley                                               182,513   10,562
National City Corp.                                          103,097    3,499
North Fork Bancorporation, Inc.                               25,500    1,032
Northern Trust Corp.                                          37,050    1,720
Plum Creek Timber Co., Inc. (Reit)                            30,700      935
The PNC Financial Services Group, Inc.                        46,967    2,571
Principal Financial Group, Inc.                               54,300    1,796
The Progressive Corp.                                         36,500    3,051
Prologis                                                      30,100      966
*Providian Financial Corp.                                    48,657      566
Prudential Financial, Inc.                                    91,600    3,826
Regions Financial Corp.                                       37,386    1,391
SAFECO Corp.                                                  23,250      905
Simon Property Group, Inc.                                    32,300    1,497
SLM Corp.                                                     75,642    2,850
SouthTrust Corp.                                              56,667    1,855
The St. Paul Companies, Inc.                                  38,272    1,517
State Street Corp.                                            55,900    2,911
SunTrust Banks, Inc.                                          47,233    3,377
Synovus Financial Corp.                                       50,550    1,462
T. Rowe Price Group, Inc.                                     20,700      981
Torchmark Corp.                                               19,150      872
Travelers Property Casualty Corp. -- Class B                 168,947    2,867
U.S. Bancorp                                                 323,221    9,626
Union Planters Corp.                                          32,937    1,037
UnumProvident Corp.                                           49,631      783
Wachovia Corp.                                               223,581   10,417
Washington Mutual, Inc.                                      154,887    6,214
Wells Fargo & Co.                                            281,880   16,600
XL Capital, Ltd. Class A                                      22,900    1,776
Zions Bancorporation                                          15,100      926
                                                                      -------
   Total                                                              356,806
                                                                      -------

Health Care (13.1%)
Abbott Laboratories                                          262,250   12,221
Aetna, Inc.                                                   25,777    1,742
Allergan, Inc.                                                21,867    1,680
AmerisourceBergen Corp.                                       18,800    1,056
*Amgen, Inc.                                                 216,617   13,386
*Anthem, Inc.                                                 23,300    1,748
Applera Corp. -- Applied Biosystems Group                     35,033      726
Bausch & Lomb, Inc.                                            8,900      462
Baxter International, Inc.                                   102,200    3,119
Becton, Dickinson And Co.                                     42,650    1,755
*Biogen IDEC, Inc.                                            54,890    2,019
Biomet, Inc.                                                  43,045    1,567
*Boston Scientific Corp.                                     138,172    5,079
Health Care continued
Bristol-Myers Squibb Co.                                     325,308    9,304
C. R. Bard, Inc.                                               8,650      703
Cardinal Health, Inc.                                         74,925    4,582
*Chiron Corp.                                                 31,322    1,785
CIGNA Corp.                                                   23,529    1,353
Eli Lilly and Co.                                            188,406   13,251
*Express Scripts, Inc.                                        13,200      877
*Forest Laboratories, Inc.                                    61,266    3,786
*Genzyme Corp.                                                37,300    1,840
Guidant Corp.                                                 51,688    3,112
HCA, Inc.                                                     83,811    3,601
Health Management Associates, Inc. -- Class A                 40,200      965
*Humana, Inc.                                                 27,100      619
IMS Health, Inc.                                              40,167      999
Johnson & Johnson                                            498,037   25,728
*King Pharmaceuticals, Inc.                                   40,466      618
Manor Care, Inc.                                              14,900      515
McKesson HBOC, Inc.                                           48,705    1,566
*Medco Health Solutions, Inc.                                 45,372    1,542
*MedImmune, Inc.                                              41,900    1,064
Medtronic, Inc.                                              204,200    9,926
Merck & Co., Inc.                                            375,720   17,357
*Millipore Corp.                                               8,100      349
Pfizer, Inc.                                               1,306,634   46,162
*Quest Diagnostics Inc.                                       17,700    1,294
Schering-Plough Corp.                                        246,550    4,288
*St. Jude Medical, Inc.                                       28,800    1,767
Stryker Corp.                                                 33,450    2,844
*Tenet Healthcare Corp.                                       77,850    1,249
UnitedHealth Group, Inc.                                     100,072    5,822
*Watson Pharmaceuticals, Inc.                                 18,100      833
*Wellpoint Health Networks, Inc. -- Class A                   24,600    2,386
Wyeth                                                        223,429    9,485
*Zimmer Holdings, Inc.                                        38,037    2,678
                                                                      -------
   Total                                                              230,810
                                                                      -------

Industrials (10.7%)
3M Co.                                                       131,376   11,171
*Allied Waste Industries, Inc.                                35,150      488
American Power Conversion Corp.                               33,150      811
*American Standard Companies, Inc.                            12,100    1,218
*Apollo Group, Inc. -- Class A                                29,500    2,006
Avery Dennison Corp.                                          18,550    1,039
The Boeing Co.                                               141,176    5,949
Burlington Northern Santa Fe Corp.                            62,485    2,021
Caterpillar, Inc.                                             57,888    4,806
*Cendant Corp.                                               170,133    3,789
Cintas Corp.                                                  28,633    1,435
Cooper Industries, Ltd. -- Class A                            15,400      892
Crane Co.                                                      9,975      307
CSX Corp.                                                     35,950    1,292
Cummins, Inc.                                                  7,000      343
Danaher Corp.                                                 25,700    2,358

Index 500 Stock Portfolio

                                                              Shares/    Value
Common Stock (98.3%)                                           $ Par   $ (000's)
--------------------------------------------------------------------------------
Deere & Co.                                                   40,160      2,612
Delta Air Lines, Inc.                                         20,467        242
Deluxe Corp.                                                   8,851        366
Dover Corp.                                                   33,967      1,350
Eaton Corp.                                                   12,600      1,361
Emerson Electric Co.                                          70,650      4,575
Equifax, Inc.                                                 23,500        576
FedEx Corp.                                                   50,120      3,383
Fluor Corp.                                                   13,700        543
General Dynamics Corp.                                        33,100      2,992
General Electric Co.                                       1,681,306     52,088
Goodrich Corp.                                                19,700        585
H&R Block, Inc.                                               30,150      1,669
Honeywell International, Inc.                                144,350      4,826
Illinois Tool Works, Inc.                                     51,700      4,338
Ingersoll-Rand Co. -- Class A                                 28,780      1,954
ITT Industries, Inc.                                          15,500      1,150
Lockheed Martin Corp.                                         75,708      3,891
Masco Corp.                                                   78,900      2,163
*Monster Worldwide, Inc.                                      18,867        414
*Navistar International Corp.                                 11,450        548
Norfolk Southern Corp.                                        65,457      1,548
Northrop Grumman Corp.                                        30,710      2,936
PACCAR, Inc.                                                  19,605      1,669
Pall Corp.                                                    20,850        559
Parker-Hannifin Corp.                                         19,875      1,183
Pitney Bowes, Inc.                                            39,237      1,594
*Power-One, Inc.                                              13,800        149
R. R. Donnelley & Sons Co.                                    19,034        574
Raytheon Co.                                                  69,500      2,088
*Robert Half International, Inc.                              28,640        668
Rockwell Automation, Inc.                                     31,050      1,105
Rockwell Collins, Inc.                                        30,050        902
Ryder System, Inc.                                            10,600        362
Southwest Airlines Co.                                       131,367      2,120
Textron, Inc.                                                 22,750      1,298
*Thomas & Betts Corp.                                          9,700        222
Tyco International, Ltd.                                     335,208      8,883
Union Pacific Corp.                                           42,760      2,971
United Parcel Service, Inc. -- Class B                       188,800     14,075
United Technologies Corp.                                     78,667      7,455
W.W. Grainger, Inc.                                           15,300        725
Waste Management, Inc.                                        99,385      2,942
                                                                        -------
    Total                                                               187,579
                                                                        -------

Information Technology (17.4%)
(b)*ADC Telecommunications, Inc.                             134,950        401
Adobe Systems, Inc.                                           39,125      1,538
*Advanced Micro Devices, Inc.                                 58,200        867
*Agilent Technologies, Inc.                                   79,137      2,314
*Altera Corp.                                                 64,211      1,458
Analog Devices, Inc.                                          61,257      2,796
*Andrew Corp.                                                 25,737        296
*Apple Computer, Inc.                                         60,800      1,299
*Applied Materials, Inc.                                     278,100      6,243
*Applied Micro Circuits Corp.                                 51,100        306
Autodesk, Inc.                                                18,734        460
Automatic Data Processing, Inc.                              100,350      3,975
*Avaya, Inc.                                                  69,916        905
*BMC Software, Inc.                                           38,160        712
*Broadcom Corp. -- Class A                                    49,800      1,698
*CIENA Corp.                                                  79,000        525
*Cisco Systems, Inc.                                       1,177,800     28,609
*Citrix Systems, Inc.                                         27,620        586
Computer Associates International, Inc.                       97,092      2,654
*Computer Sciences Corp.                                      31,450      1,391
*Compuware Corp.                                              64,257        388
*Comverse Technology, Inc.                                    31,600        556
*Concord EFS, Inc.                                            81,700      1,212
*Convergys Corp.                                              23,950        418
*Corning, Inc.                                               223,400      2,330
*Dell, Inc.                                                  431,033     14,638
*Electronic Arts, Inc.                                        49,400      2,360
Electronic Data Systems Corp.                                 80,467      1,975
*EMC Corp.                                                   368,174      4,757
First Data Corp.                                             124,226      5,104
*Fiserv, Inc.                                                 32,525      1,285
*Gateway, Inc.                                                54,350        250
Hewlett-Packard Co.                                          512,326     11,768
Intel Corp.                                                1,092,463     35,177
International Business Machines Corp.                        290,339     26,909
*Intuit, Inc.                                                 34,400      1,820
*Jabil Circuit, Inc.                                          33,367        944
*JDS Uniphase Corp.                                          240,000        876
*KLA-Tencor Corp.                                             31,900      1,872
*Lexmark International Group, Inc. -- Class A                 21,500      1,691
Linear Technology Corp.                                       52,550      2,211
*LSI Logic Corp.                                              63,600        564
*Lucent Technologies, Inc.                                   698,136      1,983
Maxim Integrated Products, Inc.                               54,500      2,714
*Mercury Interactive Corp.                                    14,500        705
*Micron Technology, Inc.                                     102,350      1,379
Microsoft Corp.                                            1,814,700     49,976
Molex, Inc.                                                   32,050      1,118
Motorola, Inc.                                               390,577      5,495
*National Semiconductor Corp.                                 30,843      1,216
*NCR Corp.                                                    15,900        617
*Network Appliance, Inc.                                      57,400      1,178
*Novell, Inc.                                                 62,300        655
*Novellus Systems, Inc.                                       25,400      1,068
*NVIDIA Corp.                                                 26,700        621
*Oracle Corp.                                                878,325     11,594
*Parametric Technology Corp.                                  44,080        174
Paychex, Inc.                                                 63,235      2,352
*Peoplesoft, Inc.                                             61,100      1,393
PerkinElmer, Inc.                                             21,300        364
*PMC-Sierra, Inc.                                             28,600        576

Index 500 Stock Portfolio

                                                              Shares/     Value
Common Stock (98.3%)                                           $ Par    $ (000's)
---------------------------------------------------------------------------------
*QLogic Corp.                                                 15,850        818
QUALCOMM, Inc.                                               133,167      7,182
Sabre Holdings Corp. -- Class A                               24,067        520
*Sanmina-SCI Corp.                                            85,600      1,079
Scientific-Atlanta, Inc.                                      25,000        683
*Siebel Systems, Inc.                                         82,900      1,150
*Solectron Corp.                                             139,300        823
*Sun Microsystems, Inc.                                      541,997      2,434
*SunGard Data Systems, Inc.                                   47,900      1,327
*Symantec Corp.                                               50,900      1,764
Symbol Technologies, Inc.                                     38,650        653
Tektronix, Inc.                                               14,260        451
*Tellabs, Inc.                                                69,292        584
*Teradyne, Inc.                                               31,650        805
Texas Instruments, Inc.                                      290,500      8,535
*Thermo Electron Corp.                                        27,200        685
*Unisys Corp.                                                 55,250        820
*VERITAS Software Corp.                                       71,432      2,654
*Waters Corp.                                                 20,600        683
*Xerox Corp.                                                 132,700      1,831
*Xilinx, Inc.                                                 57,200      2,216
*Yahoo!, Inc.                                                109,000      4,924
                                                                      ---------
    Total                                                               305,937
                                                                      ---------
Materials (3.0%)
Air Products and Chemicals, Inc.                              38,167      2,016
Alcoa, Inc.                                                  142,007      5,396
Allegheny Technologies, Inc.                                  13,417        177
Ball Corp.                                                     9,466        564
Bemis Co., Inc.                                                8,950        448
The Dow Chemical Co.                                         154,109      6,407
E. I. du Pont de Nemours And Co.                             167,228      7,675
Eastman Chemical Co.                                          13,025        515
Ecolab, Inc.                                                  43,600      1,193
Engelhard Corp.                                               21,000        629
Freeport-McMoRan Copper & Gold, Inc. -- Class B               28,281      1,191
Georgia-Pacific Corp.                                         42,604      1,307
Great Lakes Chemical Corp.                                     8,400        228
*Hercules, Inc.                                               18,400        224
International Flavors & Fragrances, Inc.                      15,800        552
International Paper Co.                                       80,466      3,469
*Louisiana-Pacific Corp.                                      17,600        315
MeadWestvaco Corp.                                            33,579        999
Monsanto Co.                                                  43,953      1,265
Newmont Mining Corp.                                          72,480      3,523
Nucor Corp.                                                   13,133        735
*Pactiv Corp.                                                 26,400        631
*Phelps Dodge Corp.                                           14,924      1,136
PPG Industries, Inc.                                          28,467      1,822
Praxair, Inc.                                                 54,700      2,090
Rohm And Haas Co.                                             37,280      1,592
*Sealed Air Corp.                                             14,221        770
Sigma-Aldrich Corp.                                           11,900        680
Temple-Inland, Inc.                                            9,100        570
United States Steel Corp.                                     17,350        608
Vulcan Materials Co.                                          17,100        813
Weyerhaeuser Co.                                              36,780      2,354
Worthington Industries, Inc.                                  14,400        260
                                                                      ---------
    Total                                                                52,154
                                                                      ---------
Telecommunication Services (3.4%)
ALLTEL Corp.                                                  52,357      2,439
AT&T Corp.                                                   132,207      2,684
*AT&T Wireless Services, Inc.                                455,297      3,638
BellSouth Corp.                                              309,965      8,772
CenturyTel, Inc.                                              24,100        786
*Citizens Communications Co.                                  47,700        592
*Nextel Communications, Inc. -- Class A                      184,550      5,178
*Qwest Communications International, Inc.                    284,535      1,229
SBC Communications, Inc.                                     557,747     14,541
Sprint Corp.                                                 151,609      2,489
*Sprint Corp. (PCS Group)                                    173,560        975
Verizon Communications, Inc.                                 462,542     16,227
                                                                      ---------
    Total                                                                59,550
                                                                      ---------

Utilities (2.8%)
*The AES Corp.                                               104,000        982
*Allegheny Energy, Inc.                                       21,100        269
Ameren Corp.                                                  27,167      1,250
American Electric Power Co., Inc.                             66,240      2,021
*Calpine Corp.                                                69,360        334
CenterPoint Energy, Inc.                                      51,262        497
Cinergy Corp.                                                 29,784      1,156
*CMS Energy Corp.                                             27,000        230
Consolidated Edison, Inc.                                     37,750      1,624
Constellation Energy Group, Inc.                              28,000      1,096
Dominion Resources, Inc.                                      54,295      3,466
DTE Energy Co.                                                28,250      1,113
Duke Energy Corp.                                            151,730      3,103
*Dynegy, Inc. -- Class A                                      62,900        269
Edison International                                          54,720      1,200
El Paso Corp.                                                100,771        825
Entergy Corp.                                                 38,209      2,183
Exelon Corp.                                                  54,712      3,631
FirstEnergy Corp.                                             54,665      1,924
FPL Group, Inc.                                               30,857      2,019
KeySpan Corp.                                                 26,600        979
Kinder Morgan, Inc.                                           20,667      1,221
Nicor, Inc.                                                    7,350        250
NiSource, Inc.                                                44,073        967
Peoples Energy Corp.                                           6,100        256
*PG&E Corp.                                                   69,125      1,920
Pinnacle West Capital Corp.                                   15,300        612
PPL Corp.                                                     29,634      1,296
Progress Energy, Inc.                                         40,892      1,851
Public Service Enterprise Group, Inc.                         38,036      1,666
Sempra Energy                                                 37,502      1,127
The Southern Co.                                             122,300      3,701
TECO Energy, Inc.                                             31,500        454
TXU Corp.                                                     54,065      1,282
The Williams Companies, Inc.                                  86,900        853
Xcel Energy, Inc.                                             66,920      1,136
                                                                      ---------
    Total                                                                48,763
                                                                      ---------

    Total Common Stock (Cost: $1,358,297)                             1,727,036
                                                                      ---------

Index 500 Stock Portfolio

                                                             Shares/     Value
Money Market Investments (1.7%)                               $ Par    $ (000's)
--------------------------------------------------------------------------------
    Autos (0.6%)
(b) Toyota Motor Credit Corp., 1.02%, 2/12/04             10,000,000      9,988
                                                                      ---------
        Total                                                             9,988
                                                                      ---------
    Banks (0.3%)

(b) UBS Finance Delaware LLC, 0.95%, 1/2/04                5,400,000      5,400
                                                                      ---------
        Total                                                             5,400
                                                                      ---------

    Federal Government and Agencies (0.2%)
(b) Federal Home Loan Mortgage Co., 1.065%, 2/5/04         3,000,000      2,997
(b) Federal National Mortgage Association, 1.04%, 2/2/04   1,000,000        999
                                                                      ---------
        Total                                                             3,996
                                                                      ---------

    Short Term Business Credit (0.6%)
(b) Transamerica Financial, 1.05%, 1/16/04                10,000,000      9,996
                                                                      ---------
        Total                                                             9,996
                                                                      ---------

        Total Money Market Investment (Cost: $29,380)                    29,380
                                                                      ---------

        Total Investments (100.0%) (Cost $1,387,677)(a)               1,756,416
                                                                      ---------
        Other Assets, Less Liabilities (0.0%)                              (296)
                                                                      ---------

        Total Net Assets (100.0%)                                     1,756,120
                                                                      ---------

*   Non-Income Producing

(a) At 12/31/03 the aggregate cost of securities for federal tax purposes was $1,391,390 and the net unrealized appreciation of investments based on that cost was $365,026 which is comprised of $536,711 aggregate gross unrealized appreciations and $171,685 aggregate gross unrealized depreciation.

(b) All or a portion of the securities have been committed as collateral for open futures positions or when issued securities. Information regarding open futures contracts as of period end is summarized below.

                                                           Unrealized
                                                         Appreciation /
                                Number of   Expiration    Depreciation
    Issuer (000's)              Contracts      Date          (000's)
    ------------------------------------------------------------------
    S & P 500 Index Futures        106        03/04          $1,091
    (Total Notional Value at
     12/31/03  $28,340)

     The Accompanying Notes are an Integral Part of the Financial Statements

Asset Allocation Portfolio

Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2003

Domestic Common Stocks and                                    Shares/    Value
Warrants (39.4%)                                               $ Par   $ (000's)
--------------------------------------------------------------------------------

Large Cap Common Stock (26.1%)
--------------------------------------------------------------------------------
Consumer Discretionary (4.9%)

*Bed Bath & Beyond, Inc.                                       7,900     $  342
Best Buy Co., Inc.                                             3,200        167
*Comcast Corp. -- Class A                                      6,000        197
Fortune Brands, Inc.                                          11,400        816
Gannett Co., Inc.                                              3,700        330
Harley-Davidson, Inc.                                         10,100        480
*InterActiveCorp                                               5,700        193
*Kohl's Corp.                                                 10,500        472
Lowe's Companies, Inc.                                         1,300         72
McDonald's Corp.                                               9,700        241
The McGraw-Hill Companies, Inc.                                6,300        440
Omnicom Group, Inc.                                            5,700        498
Target Corp.                                                  15,000        577
*Time Warner, Inc.                                            20,000        360
Tribune Co.                                                    8,400        433
Viacom, Inc. -- Class B                                        9,700        430
Wendy's International, Inc.                                    8,600        337
                                                                         ------
    Total Consumer Discretionary                                          6,385
                                                                         ------

Consumer Staples (2.5%)

Altria Group, Inc.                                             7,600        414
Anheuser-Busch Companies, Inc.                                 4,900        258
The Coca-Cola Co.                                              6,800        345
Colgate-Palmolive Co.                                          3,400        170
*Dean Foods Co.                                                8,850        291
PepsiCo, Inc.                                                 10,800        503
Wal-Mart Stores, Inc.                                         15,500        823
Walgreen Co.                                                  12,600        458
                                                                         ------
    Total Consumer Staples                                                3,262
                                                                         ------

Energy (1.3%)

ConocoPhillips                                                 7,300        479
EOG Resources, Inc.                                            7,800        360
Exxon Mobil Corp.                                             15,200        623
*Nabors Industries, Ltd.                                       2,100         87
*Noble Corp.                                                   2,900        104
                                                                         ------
    Total Energy                                                          1,653
                                                                         ------

Financials (3.8%)

American Express Co.                                           5,000        241
American International Group, Inc.                             9,600        636
The Chubb Corp.                                                4,500        306
Citigroup, Inc.                                               18,300        889
Countrywide Credit Industries, Inc.                            1,066         81
Fifth Third Bancorp                                            6,800        402
The Goldman Sachs Group, Inc.                                  5,000        494
Lehman Brothers Holdings, Inc.                                 4,200        324
Morgan Stanley                                                 9,100        527
Prudential Financial, Inc.                                     4,500        188
Wachovia Corp.                                                 3,700        172
Wells Fargo & Co.                                             12,300        724
                                                                         ------
    Total Financials                                                      4,984
                                                                         ------

Health Care (3.8%)
Abbott Laboratories                                            7,100        331
AmerisourceBergen Corp.                                        5,200        292
*Amgen, Inc.                                                  11,500        711
*Boston Scientific Corp.                                       4,200        154
Eli Lilly and Co.                                              4,700        331
*Forest Laboratories, Inc.                                     6,500        402
*Gilead Sciences, Inc.                                         2,800        163
Johnson & Johnson                                              7,900        408
Medtronic, Inc.                                               17,800        865
Pfizer, Inc.                                                  27,700        978
UnitedHealth Group, Inc.                                       4,700        273
                                                                         ------
    Total Health Care                                                     4,908
                                                                         ------

Industrials (1.4%)
Canadian National Railway Co.                                  5,300        335
FedEx Corp.                                                    1,500        101
General Electric Co.                                          25,400        787
Lockheed Martin Corp.                                          4,000        206
Union Pacific Corp.                                            4,800        334
                                                                         ------
    Total Industrials                                                     1,763
                                                                         ------

Information Technology (6.0%)
*Affiliated Computer
 Services, Inc. -- Class A                                     3,300        180
Analog Devices, Inc.                                           5,500        251
*Applied Materials, Inc.                                      11,400        256
*ASML Holding N.V.                                            10,800        217
*Broadcom Corp. -- Class A                                     5,000        170
*Cisco Systems, Inc.                                          24,900        605
*Dell, Inc.                                                    9,400        319
*Electronic Arts, Inc.                                           900         43
*EMC Corp.                                                    18,370        237
First Data Corp.                                              10,600        436
*Fiserv, Inc.                                                  8,400        332
Hewlett-Packard Co.                                           22,200        510
Intel Corp.                                                   28,300        911
International Business Machines Corp.                          6,800        630
*Intuit, Inc.                                                  4,500        238
Microsoft Corp.                                               44,900      1,236
Nokia Corp., ADR                                              20,500        349
*NVIDIA Corp.                                                  7,900        184
*Peoplesoft, Inc.                                              4,200         96
*Taiwan Semiconductor, ADR                                    25,400        260
Texas Instruments, Inc.                                       16,100        473
                                                                         ------
    Total Information Technology                                          7,933
                                                                         ------

Materials (1.5%)
Air Products and Chemicals, Inc.                               8,500        449
Alcoa, Inc.                                                   18,400        699
Ecolab, Inc.                                                   7,200        197
Newmont Mining Corp.                                           3,900        190
Weyerhaeuser Co.                                               5,700        365
                                                                         ------
    Total Materials                                                       1,900
                                                                         ------

Asset Allocation Portfolio

                                                             Shares/     Value
Large Cap Common Stock (26.1%)                                $ Par    $ (000's)
--------------------------------------------------------------------------------
Other Holdings (0.6%)
*Nasdaq-100 Trust, Series 1                                    4,800        175
*Semiconductor Holders Trust                                  16,200        670
                                                                         ------
    Total Other Holdings                                                    845
                                                                         ------

Telecommunication Services (0.3%)
Vodafone Group PLC, ADR                                       16,800        421
                                                                         ------
    Total Telecommunication Services                                        421
                                                                         ------

    Total Large Cap Common Stock (Cost: $30,360)                         34,054
                                                                         ------

Small Cap Common Stock (13.3%)
--------------------------------------------------------------------------------

Consumer Discretionary (3.1%)
*Alliance Gaming Corp.                                         7,100        175
*Ann Taylor Stores Corp.                                       4,350        170
*Coach, Inc.                                                   4,500        170
*Digital Theater Systems, Inc.                                 3,500         86
*Emmis Communications Corp. -- Class A                         4,400        119
*Entercom Communications Corp. -- Class A                      4,300        228
Fairmont Hotels & Resorts, Inc.                                5,400        147
*The Gymboree Corp.                                            8,100        140
Jones Apparel Group, Inc.                                      4,200        148
*Lamar Advertising Co. -- Class A                              6,200        231
Leggett & Platt Inc.                                          15,000        324
Michaels Stores, Inc.                                          8,700        385
*O'Reilly Automotive, Inc.                                    19,100        733
*Orbitz, Inc.                                                  3,300         77
*Orient-Express Hotel, Ltd. -- Class A                        10,300        169
Polaris Industries, Inc.                                       2,000        177
*Sharper Image Corp.                                           4,600        150
*Stoneridge, Inc.                                              2,000         30
*Tempur-Pedic International, Inc.                              3,693         57
*Tommy Hilfiger Corp.                                          7,900        117
*Westwood One, Inc.                                            5,300        181
                                                                         ------
    Total Consumer Discretionary                                          4,014
                                                                         ------

Energy (0.6%)
*BJ Services Co.                                               4,200        151
ENSCO International, Inc.                                      6,600        179
*Patterson-UTI Energy, Inc.                                    6,400        211
*Tom Brown, Inc.                                               5,000        161
*Weatherford International, Ltd.                               3,900        140
                                                                         ------
    Total Energy                                                            842
                                                                         ------

Financials (1.1%)
CIT Group Inc.                                                 4,100        147
Investors Financial Services Corp.                            15,300        587
Old Republic International Corp.                               7,950        202
Radian Group, Inc.                                             3,600        176
SouthTrust Corp.                                               7,700        252
*Trammell Crow Co.                                             9,500        126
                                                                         ------
    Total Financials                                                      1,490
                                                                         ------

Health Care (3.0%)
*Advancepcs                                                    5,600        295
*Bio-Rad Laboratories, Inc. Class A                            1,800        104
*Bradley Pharmaceuticals, Inc.                                 3,900         99
*DaVita, Inc.                                                 29,300      1,143
Health Management Associates, Inc. -- Class A                 10,400        250
*Lincare Holdings, Inc.                                       10,300        309
*Patterson Dental Co.                                          8,100        520
*Province Healthcare Co.                                      20,750        332
*Psychiatric Solutions, Inc.                                   4,800        100
*Renal Care Group, Inc.                                        7,600        313
Select Medical Corp.                                           5,400         88
*Triad Hospitals, Inc.                                         5,300        176
*Universal Health Services, Inc. -- Class B                    2,700        145
                                                                          -----
    Total Health Care                                                     3,874
                                                                          -----

Industrials (2.0%)
C.H. Robinson Worldwide, Inc.                                  8,300        315
Cintas Corp.                                                   3,200        160
*The Corporate Executive Board Co.                             4,600        215
*EGL, Inc.                                                     6,600        116
*Hewitt Associates, Inc.                                       4,700        141
*Knight Transportation, Inc.                                   9,150        235
*L-3 Communications Holdings, Inc.                             3,300        169
Manpower, Inc.                                                 1,600         75
*Marlin Business Services Inc.                                 6,000        104
MSC Industrial Direct Co., Inc. -- Class A                     8,800        242
*Swift Transportation Co., Inc.                               10,000        210
Teleflex, Inc.                                                10,700        517
*Tetra Tech, Inc.                                              2,364         59
                                                                          -----
    Total Industrials                                                     2,558
                                                                          -----

Information Technology (3.5%)
*Amdocs, Ltd.                                                  6,100        137
*Brooks Automation, Inc.                                      11,180        270
*Caci International, Inc. -- Class A                           2,300        112
CDW Corp.                                                      3,300        191
*Cognos, Inc.                                                  6,800        208
*Cree, Inc.                                                    5,800        103
Diebold, Inc.                                                  2,700        145
*Electronics for Imaging, Inc.                                 6,800        177
*EPIQ Systems, Inc.                                            8,850        152
*Hyperion Solutions Corp.                                        400         12
*Integtated Circuit Systems, Inc.                              6,300        179
Intersil Corp. -- Class A                                      8,700        216
*Mettler-Toledo International, Inc.                            1,400         59
Microchip Technology, Inc.                                     7,700        257
*Netgear, Inc.                                                 6,300        101
*Netscreen Technologies, Inc.                                  4,700        116
*Novellus Systems, Inc.                                        5,500        231
*O2Micro International, Ltd.                                  10,000        225
Paychex, Inc.                                                  5,300        197
*Plexus Corp.                                                  4,700         81
*QLogic Corp.                                                  2,300        119
*Semtech Corp.                                                 8,800        200
*SigmaTel, Inc.                                                2,713         67
*Tollgrade Communications, Inc.                                4,800         84
*UTStarcom, Inc.                                               5,900        219
*Varian, Inc.                                                  5,600        234

Asset Allocation Portfolio

                                                             Shares/     Value
Small Cap Common Stock (13.3%)                                $ Par    $ (000's)
-------------------------------------------------------------------------------
*Verint Systems, Inc.                                          3,600         81
*Westell Technologies, Inc. -- Class A                        13,900         88
*Zebra Technologies Corp. -- Class A                           5,200        345
                                                                         ------
    Total Information Technology                                          4,606
                                                                         ------

    Total Small Cap Common Stock (Cost: $14,140)                         17,384
                                                                         ------

Warrants (0.0%)
--------------------------------------------------------------------------------

Basic Materials (0.0%)
Umicore-Strip VVPR                                                75          0
                                                                         ------
    Total Basic Materials                                                     0
                                                                         ------

TELECOMMUNICATIONS (0.0%)
-------------------------
Telecom -- Wireless (0.0%)
IWO Holdings, Inc., 144A                                          50          0
                                                                         ------
    Total Telecommunications                                                  0
                                                                         ------

Information Technology (0.0%)
Belluna Co. Ltd.-Warrants                                        307          2
                                                                         ------
    Total Warrants (Cost: $0)                                                 2
                                                                         ------

    Total Domestic Common Stocks and Warrants (Cost: $44,500)            51,440
                                                                         ------

Foreign Common Stock (15.3%)                 Country
--------------------------------------------------------------------------------

Basic Materials (0.6%)
Alcan, Inc.                                 Canada             2,430        114
Arcelor                                     Luxembourg         8,735        153
BASF AG                                     Germany            2,220        125
*Ivanhoe Mines, Ltd.                        Canada             8,125         64
Rio Tinto, Ltd.                             Australia          4,260        119
*SGL Carbon AG                              Germany            5,635         95
Union Miniere NPV                           Belgium            1,545        108
                                                                         ------
    Total Basic Materials                                                   778
                                                                         ------

Consumer Cyclical (0.1%)
Techtronics Industries Co.                  Hong Kong         44,000        122
                                                                         ------
    Total Consumer Cyclical                                                 122
                                                                         ------

Consumer Discretionary (2.6%)
*Alliance Atlantis Communications Inc.
 -- B Shares                                Canada             3,150         49
*Autogrill SPA                              Italy              6,385         91
Autoliv                                     United States      3,345        127
Bayerische Motoren Werke (BMW) AG           Germany            3,150        147
*Belluna Co., Ltd.                          Japan              1,720         63
The Berkeley Group PLC                      United Kingdom     9,210        145
Beru AG                                     Germany            1,985        128
*British Sky Broadcasting Group PLC         United Kingdom    11,900        150

Carnival Corp.                              Panama             3,220        128
Denway Motors, Ltd.                         Hong Kong        163,100        172
Esprit Holdings, Ltd.                       Bermuda           46,500        155
Greek Organization of Football
 Prognostics                                Greece             9,190        133
Honda Motor Co., Ltd.                       Japan              3,700        164
Hyundai Motor Co., Ltd.                     South Korea        4,050        172
Intercontinental Hotels Group PLC           United Kingdom    13,590        129
Li & Fung, Ltd.                             Bermuda           66,000        113
MFI Furniture Group PLC                     United Kingdom    34,960         95
Millennium & Copthorne Hotel                United Kingdom    11,990         65
News Corp, Ltd. ADR                         United Kingdom     3,345        121
Porsche AG NON- VTG PFD.                    Germany               87         51
Puma AG Rudolf Dassler Sport                Germany            1,320        233
Punch Taverns PLC                           United Kingdom    17,435        136
Rank Group PLC                              United Kingdom    10,425         52
Signet Group PLC                            United Kingdom    79,055        146
Swatch Group                                Switzerland        1,045        125
Uss Co., Ltd.                               Japan              1,120         79
Walmart de Mexico -- Series V               Mexico            41,245        117
Wolseley PLC                                United Kingdom     9,825        139
                                                                         ------
    Total Consumer Discretionary                                          3,425
                                                                         ------

Consumer Non-Cyclical (0.5%)
*Iaws Group                                 Ireland            3,600         44
*Numico                                     Netherlands        2,560         71
SGS Societe Generale de Surveillance
 Holding SA                                 Switzerland          310        195
Swedish Match AB                            Sweden            24,335        248
Tesco PLC                                   United Kingdom    29,365        135
                                                                         ------
    Total Consumer Non-Cyclical                                             693
                                                                         ------

Consumer Staples (0.8%)

Adecco SA -- Reg                            Switzerland        2,270        146
*Cott Corp Que                              Canada             5,095        143
Interbrew                                   Belgium            1,895         51
Loreal                                      France             1,395        114
Luxottica Group Spons ADR                   Italy              7,500        131
Nestle SA                                   Switzerland          640        160
Reckitt Benckiser PLC                       United Kingdom     7,625        172
Roche Holdings                              Switzerland        1,390        140
                                                                         ------
    Total Consumer Staples                                                1,057
                                                                         ------

Asset Allocation Portfolio

                                                             Shares/      Value
Foreign Common Stock (15.3%)                Country           $ Par    $ (000's)
--------------------------------------------------------------------------------
Energy (0.7%)
BG Group                                    United Kingdom    19,600        101
Encana Corp.                                Canada             2,835        113
Eni SPA                                     Italy              7,675        145
Saipem SPA                                  Italy             15,475        125
Suncor Energy, Inc.                         Canada             5,530        140
Technip                                     France               525         57
Total Fina Elf SA                           France             1,000        185
                                                                         ------
    Total Energy                                                            866
                                                                         ------

Financials (2.5%)
*Anglo Irish Bank Corp.                     Ireland           21,892        344
Banco Popolare Di Verona                    Italy              8,745        148
*Bank Rakyat Indonesia                      Indonesia        794,000        118
BNP Paribas SA                              France             3,175        199
Cattles PLC                                 United Kingdom    20,105        120
Corporacion Mapfre                          Spain             12,350        175
*Danske Bank                                Denmark            3,835         90
Depfa Bank PLC                              Ireland              985        124
*Erste Bank Der Oester Spar/Ats             Austria              265         33
*Grupo Financiero Bbv Ban                   Mexico           127,305        109
HSBC Holdings PLC                           United Kingdom     8,559        135
ICICI Bank, Ltd.                            India             17,382        113
ING Groep NV                                Netherlands        5,750        134
*Kookmin Bank                               South Korea        3,120        117
Man Group PLC                               United Kingdom     7,385        193
Manulife Financial Corp                     Canada             3,550        115
*Mitsubishi Tokyo Financial                 Japan                 12         94
*OM Hex AB                                  Sweden            10,455        130
*Otp Bank                                   Hungary           10,990        142
Royal Bank of Scotland Group PLC            United Kingdom     5,185        153
Royal BK OF Canada                          Canada             2,670        128
*Swiss Life Holdings                        Switzerland          835        153
*Topix Exchange Traded Fund                 Japan             15,900        157
                                                                         ------
    Total Financials                                                      3,224
                                                                         ------

Health Care (1.5%)
*Actelion, Ltd.                             Switzerland        1,385        150
*Elekta AB B Shs                            Sweden             5,860        110
Getinge AB                                  Sweden            12,880        124
Nobel Biocare AB                            Sweden                10          1
Nobel Biocare Holding AG                    Switzerland        1,190        121
Novartis AG                                 Switzerland        3,065        139
*ResMed Inc.                                United States      2,880        120
Stada Arzneimittel AG                       Germany            1,925        120
Straumann AG                                Switzerland          530         81
Synthes-Stratec, Inc.                       Switzerland          139        138
*Taro Pharmaceuticals Inds Ltd              Israel             3,075        197
Teva Pharmaceutical Industries, Ltd. ADR    Israel            11,545        654
                                                                         ------
    Total Health Care                                                     1,955
                                                                         ------

Industrials (2.9%)
A.P.MOLLER- MAERSK A/S                      Denmark               20        138
Alfa Laval AB                               Sweden             7,410        113
Atlas Copco AB Free                         Sweden             4,230        151
Brisa Auto Estrada de Portufal SA           Portugal          18,285        122
*Chiyoda Corp.                              Japan             22,000        135
Cobham PLC                                  United Kingdom     5,130        107
Compass Group PLC                           United Kingdom    19,025        129
Crh PLC                                     Ireland            5,202        107
*Daewoo Shipbuilding & Marine Eng           South Korea       13,290        171
Deutsche Post AG                            Germany            3,010         62
*Deutz AG New                               Germany              493          2
*Easyjet PLC                                United Kingdom     8,035         42
Exel PLC                                    United Kingdom     9,850        130
*Fraport AG                                 Germany            4,280        123
*Funai Electric CO Ltd.                     Japan                900        124
*Golar Lng, Ltd.                            Bermuda            9,860        142
Grupo Ferrovial                             Spain              6,025        210
Iberia Lineas Aereas de Espana SA           Spain             49,125        141
Kamigumi Co., Ltd                           Japan              9,000         64
Keyence Corp                                Japan                700        148
*KLOCKNER-HUMBOLDT Deutz                    Germany            1,980          8
Kubota Corp.                                Japan             27,000        111
Meggitt PLC                                 United Kingdom    27,926        118
*Neptune Orient Lines                       Singapore         97,000        123
Omron Corp.                                 Japan              7,200        146
Philips Electronics NV                      Netherlands        5,875        172
Premier Farnell PLC                         United Kingdom    29,135        122
Siemens AG                                  Germany            1,955        157
SMC Corp.                                   Japan              1,100        137
Thai Airways International PCL              Thailand          29,600         34
Vinci                                       France             2,330        192
Volvo AB -- B Shares                        Sweden             4,160        127
                                                                         ------
    Total Industrials                                                     3,808
                                                                         ------

Technology (1.5%)
Asm Pacific
Technology, Ltd.                            Cayman Islands    27,000        118
*Asml Holding NV                            Netherlands        5,075        101
*Business Objects S.A.                      France             4,395        153
*Canon Inc.                                 Japan              3,000        140

Asset Allocation Portfolio

                                                             Shares/     Value
Foreign Common Stock (15.3%)                 Country          $ Par    $ (000's)
--------------------------------------------------------------------------------
Optoelectronics                             Taiwan           144,000        148
Citizens Electronics Co.                    Japan              1,900        173
Dassault Systemes                           France             3,340        152
*Epcos AG                                   Germany            5,200        117
Hoya Corp.                                  Japan              1,700        156
Indra Sistemas, S.A.                        Spain              8,120        104
Infosys Technologies, Ltd.                  India              1,058        129
*Neopost SA                                 France             2,370        120
*The Sage Group, PLC                        United Kingdom    38,905        122
Samsung Electronics                         South Korea          430        163
*Taiwan Semiconductor Manufacturing
 Co., Ltd.                                  Taiwan            66,288        124
                                                                         ------
    Total Technology                                                      2,020
                                                                         ------
Telecommunications (1.4%)
*Ericsson LM B Shares                       Sweden            82,225        147
*France Telecom SA                          France             3,855        110
*Kddi Corp.                                 Japan                 33        189
*Mediaset SPA                               Italy             11,785        140
*Mobistar SA                                Belgium            4,055        229
*Modern Times Group AB -- B Shares          Sweden             6,950        146
*Nokia AB OY                                Finland            3,500         61
PT Telekomunikasi Indonesia                 Indonesia        129,000        103
*Tele2 AB -- B Shares                       Sweden             2,955        158
*Telefonica SA                              Spain             10,625        156
Teliasonera AB                              Sweden             9,500         50
*Vivendi Universal SA                       France             6,230        151
Vodafone Group PLC                          United Kingdom    62,650        155
                                                                         ------
    Total Telecommunications                                              1,795
                                                                         ------
Utilities (0.2%)
Centrica PLC                                United Kingdom    31,715        120
Iberdrola SA                                Spain              5,325        105
                                                                         ------
    Total Utilities                                                         225
                                                                         ------
    Total Foreign Common Stock (Cost:
     $15,010)                                                            19,968
                                                                         ------

Preferred Stock (0.1%)
--------------------------------------------------------------------------------
Media (0.1%)
------------
Cable/Satellite (0.1%)
Csc Holdings, Inc. -- Series H                                   250         26
Csc Holdings, Inc., -- Series M                                  500         53
                                                                         ------
    Total Cable/Satellite                                                    79
                                                                         ------
Telecommunications (0.0%)
-------------------------
Telecom -- Wireless (0.0%)
Intermedia Communications, Inc.                                    2          0
                                                                         ------
    Total Communications                                                      2
                                                                         ------
Transportation (0.0%)
---------------------
Rail & Other (0.0%)
American Commercial Lines LLC                                    261          0
                                                                         ------
    Total Transportation                                                      0
                                                                         ------
    Total Preferred Stock (Cost: $86)                                        79
                                                                         ------
Revenue Bonds (0.3%)
--------------------
Municipal Bonds -- Revenue (0.3%)
Nashville And Davidson County,
 Tennessee Health And Educational
 Facilities Board of The Metropolitan
 Government, 0.00%, 6/1/21                                   850,000        355
                                                                         ------
    Total Revenue Bond (Cost: $356)                                         355
                                                                         ------

Investment Grade Bonds (9.0%)
--------------------------------------------------------------------------------
Auto Related (0.7%)
American Honda Finance, 3.85%, 11/6/08
 144A                                                        350,000        352
Toyota Motor Credit Corp., 4.35%, 12/15/10                   600,000        609
                                                                         ------
    Total Auto Related                                                      961
                                                                         ------
Beverages, Malt Beverages (0.2%)
Anheuser-Busch Companies, Inc., 7.50%,
 3/15/12                                                      23,000         27
Coca-Cola Enterprises, Inc., 5.375%,
 8/15/06                                                      75,000         81
Coca-Cola Enterprises, Inc., 5.25%,
 5/15/07                                                     125,000        134
                                                                         ------
    Total Beverages, Malt Beverages                                         242
                                                                         ------
Commercial Banks (1.3%)
Bank of America Corp., 4.875%, 1/15/13                        40,000         40
Bank One Corp., 5.25%, 1/30/13                               250,000        256
HBOS Treasury Services,

 3.75%, 9/30/08 144A                                         350,000        350
Rabobank Capital Fund II,

 5.26%, 12/31/13 144A                                        350,000        350
RBS Capital Trust II, 6.425%, 1/3/34                         350,000        355
Unionbancal Corp., 5.25%, 12/16/13                           350,000        354
                                                                         ------
    Total Commercial Banks                                                1,705
                                                                         ------
Commerical Physical Research (0.2%)
Monsanto Co., 7.375%, 8/15/12                                250,000        285
                                                                         ------
    Total Commercial Physical Research                                      285
                                                                         ------
Crude Petroleum and Natural Gas (0.1%)
Occidental Petroleum, 10.125%, 9/15/09                       120,000        155
                                                                         ------
    Total Crude Petroleum and Natural Gas                                   155
                                                                         ------
Data Processing and Preparation (0.7%)
Fiserv, Inc., 4.00%, 4/15/08                                 350,000        348
Gtech Holdings Corp., 4.75%, 10/15/10 144A                   565,000        571
                                                                         ------
    Total Data Processing and Preparation                                   919
                                                                         ------
Electrical Equipment and Supplies (0.2%)
Cooper Industries, Inc., 5.50%, 11/1/09                      200,000        215
                                                                         ------
    Total Electrical Equipment and Supplies                                 215
                                                                         ------

Asset Allocation Portfolio


                                                             Shares/     Value
Investment Grade Bonds (9.0%)                                 $ Par    $ (000's)
--------------------------------------------------------------------------------
Fire, Marine and Casualty Insurance (1.2%)
Berkley (WR) Corp., 9.875%, 5/15/08                          600,000         732
Berkley (WR) Corp., 5.875%, 2/15/13                          200,000         204
Progressive Corp., 6.375%, 1/15/12                           130,000         143
Progressive Corp., 6.25%, 12/1/32                            176,000         184
Travelers Property Casulty Corp.,
 6.375%, 3/15/33                                             350,000         365
                                                                           -----
    Total Fire, Marine and Casualty Insurance                              1,628
                                                                           -----
Measuring and Controlling Devices (0.1%)
Rockwell Automation, Inc.,
 6.70%, 1/15/28                                              110,000         120
                                                                           -----
    Total Measuring and Controlling Devices                                  120
                                                                           -----
Miscellaneous Business Credit Institutions (0.3%)
Textron Financial Corp., 2.75%, 6/1/06                       350,000         349
                                                                           -----
    Total Miscellaneous Business
     Credit Institutions                                                     349
                                                                           -----
Motors and Generators (0.1%)
Emerson Electric Co., 5.75%, 11/1/11                          48,000          52
Emerson Electric Co., 4.50%, 5/1/13                           70,000          68
                                                                           -----
    Total Motors and Generators                                              120
                                                                           -----

Office Machines (0.1%)
Pitney Bowes Credit Corp.,
 5.75%, 8/15/08                                              100,000         109
                                                                           -----
    Total Office Machines                                                    109
                                                                           -----

Pharmaceutical Preparations (0.8%)
Johnson & Johnson, Inc., 3.80%, 5/15/13                      350,000         330
Johnson & Johnson, Inc., 4.95%, 5/15/33                      350,000         318
Merck & Co., Inc., 6.40%, 3/1/28                             350,000         385
                                                                           -----
    Total Pharmaceutical Preparations                                      1,033
                                                                           -----

Property & Casualty Insurance (0.3%)
Berkshire Hathaway, Inc.,
 4.625%, 10/15/13 144A                                       400,000         393
                                                                           -----
    Total Property & Casualty Insurance                                      393
                                                                           -----

Radio,TV Electronic Stores (0.3%)
Radioshack Corp., 6.95%, 9/1/07                              350,000         394
                                                                           -----
    Total Radio,TV Electronic Stores                                         394
                                                                           -----

Real Estate Investment Trusts (0.3%)
Vornado Realty Trust, 4.75%, Due
 12/1/10                                                     350,000         350
                                                                           -----
    Total Real Estate Investment Trusts                                      350
                                                                           -----

Retail-Retail Stores (1.4%)
Estee Lauder, Inc., 5.75%, 10/15/33                          350,000         345
Fortune Brands Inc., 4.875%, 12/1/13                         350,000         351
The Gillette Co., 2.50%, 6/1/08                              350,000         337
Limited Brands, 6.125%, 12/1/12                               70,000          75
Limited Brands, Inc. 6.95%, 3/1/33                           205,000         223
Office Depot, 6.25%, 8/15/13                                 350,000         368
VF Corp., 6.00%, 10/15/33 144A                               200,000         198
                                                                          ------
    Total Retail-Retail Stores                                             1,897
                                                                          ------

Savings Institutions Except Federal (0.3%)
U.S. Central Credit Union,
 5/30/08, 2.75%                                              350,000         338
                                                                          ------
    Total Savings Institutions Except Federal                                338
                                                                          ------

Steel Wire and Related Products
 (0.2%)

Hubbell, Inc., 6.375%, 5/15/12                               300,000         324
                                                                          ------
    Total Steel Wire and Related Products                                    324
                                                                          ------

Wines and Distilled Beverages (0.2%)
Brown Forman Corp., 3.00%, 3/15/08                           250,000         245
                                                                          ------
    Total Wines and Distilled Beverages                                      245
                                                                          ------

    Total Investment Grade Bonds
     (Cost: $11,747)                                                      11,782
                                                                          ------

Government (Domestic and Foreign)
and Agency Bonds (15.9%)
--------------------------------------------------------------------------------

Federal Government and Agencies (15.9%)
Government National Mortgage
 Association TBA, 4.50%, 1/1/34                            1,617,726       1,546
Government National Mortgage
 Association TBA, 5.00%, 1/1/34                              150,000         148
Housing & Urban Development,
 6.08%, 8/1/13                                               100,000         110
State of Israel, 7.25%, 12/15/28                             350,000         378
US Treasury, 3.00%, 1/31/04                                  165,000         165
US Treasury, 2.125%, 10/31/04                                500,000         504
US Treasury, 1.75%, 12/31/04                                  70,000          70
US Treasury, 1.625%, 1/31/05                                  40,000          40
US Treasury, 1.625%, 4/30/05                                  55,000          55
US Treasury, 6.50%, 5/15/05                                1,325,000       1,416
US Treasury, 1.125%, 6/30/05                                  80,000          80
US Treasury, 6.50%, 8/15/05                                1,000,000       1,079
US Treasury, 2.00%, 8/31/05                                  140,000         141
US Treasury, 4.625%, 5/15/06                                 153,000         162
US Treasury, 3.50%, 11/15/06                               2,129,000       2,201
US Treasury, 2.625%, 5/15/08                               2,750,000       2,709
US Treasury Inflation Index Bond,
 3.375%, 1/15/07                                           7,502,537       8,128
US Treasury Note, 1.875%, 11/30/05                         1,100,000       1,102
US Treasury Stripped, 0.00%, 8/15/27                       2,800,000         763
                                                                          ------
    Total Government (Domestic and Foreign)
     and Agency Bonds (Cost: $20,976)                                     20,797
                                                                          ------
Below Investment-Grade Bonds (7.9%)
-------------------------------------------------------------------------------

Aerospace (0.0%)
----------------
L-3 Communications Corp.,
 6.125%, 1/15/14 144A                                         50,000          50
                                                                          ------
    Total Aerospace                                                           50
                                                                          ------

 Asset Allocation Portfolio

                                                              Shares/     Value
Below Investment-Grade Bonds (7.9%)                             Par     $ (000's)
--------------------------------------------------------------------------------
Auto Related (0.4%)
-------------------
Advanced Accessory, 10.75%, 6/15/11                             50,000        55
Asbury Automotive Group, 8.00%, 3/15/14 144A                    25,000        25
Collins & Aikman Products, 10.75%, 12/31/11                     75,000        74
HLI Operating Co., 10.50%, 6/15/10                              50,000        58
Metaldyne Corp., 10.00%, 11/1/13 144A                          100,000       100
Oxford Automotive, Inc., 12.00%, 10/15/10 144A                 100,000        84
RJ Tower Corp., 12.00%, 6/1/13                                  50,000        49
United Components, Inc., 9.375%, 6/15/13                        50,000        55
                                                                           -----
    Total Auto Related                                                       500
                                                                           -----

Basic Materials (1.2%)
----------------------
Chemicals (0.7%)
Huntsman Adv. Materials, 11.00%, 7/15/10 144A                  100,000       110
Huntsman International LLC, 9.875%, 3/1/09 144A                 25,000        27
Huntsman International, Inc., 9.875%, 3/1/09                    25,000        27
Huntsman LLC, 11.625%, 10/15/10 144A                            50,000        51
IMC Global, Inc., 11.25%, 6/1/11                                75,000        83
Koppers, Inc., 9.875%, 10/15/13 144A                            75,000        83
Kraton Polymers LLC, 8.125%, 1/15/14 144A                       25,000        26
Lyondell Chemical Co., 9.50%, 12/15/08                          75,000        78
Nalco Co., 8.875%, 11/15/13 144A                                75,000        80
Resolution Perform Prod., 8.00%, 12/15/09 144A                  25,000        26
Rockwood Specialties Corp., 10.625%, 5/15/11 144A              100,000       111
Terra Capital Corp., 11.50%, 6/1/10                            100,000       104
United Agricultural Products, 8.25%, 12/15/11 144A              25,000        26
                                                                           -----
    Total                                                                    832
                                                                           -----

Metals/Mining (0.3%)
CSN Islands VIII Corp., 9.75%, 12/16/13 144A                    50,000        51
Massey Energy Co., 6.625%, 11/15/10 144A                        75,000        77
Texas Industries, Inc., 10.25%, 6/15/11                         50,000        57
UCAR Finance, Inc., 10.25%, 2/15/12                             50,000        58
                                                                           -----
    Total                                                                    243
                                                                           -----

Packaging/Containers (0.1%)
Crown European Holdings SA, 9.50%, 3/1/11                       25,000        28
Owens Brockway Glass Container, 8.75%, 11/15/12                 75,000        84
Owens Brockway Glass Container, 8.25%, 5/15/13                  25,000        27
Pliant Corp., 11.125%, 9/1/09                                   40,000        43
                                                                           -----
    Total                                                                    182
                                                                           -----

Paper & Forest Products (0.1%)
Appleton Papers, Inc., 12.50%, 12/15/08                         50,000        57
Buckeye Technologies, Inc., 8.50%, 10/1/13                      75,000        80
Georgia Pacific Corp., 8.00%, 1/15/24 144A                      50,000        51
                                                                           -----
    Total                                                                    188
                                                                           -----
    Total Basic Materials                                                  1,445
                                                                           -----

Builders (0.3%)
---------------
Building Materials (0.2%)
Integrated Electrical Services, Inc., 9.375%, 2/1/09            40,000        42
Nationsrent, Inc., 9.50%, 10/15/10 144A                         75,000        81
Norcraft Co., 9.00%, 11/1/11 144A                               50,000        54
Nortek Holdings Inc., 0.00%, 5/15/11 144A                       50,000        36
United Rentals NA, Inc., 7.75%, 11/15/13 144A                   75,000        77
                                                                           -----
    Total                                                                    290
                                                                           -----

Home Builders (0.1%)
Meritage Corp., 9.75%, 6/1/11                                   75,000        83
Technical Olympic USA, Inc., 9.00%, 7/1/10                      50,000        54
                                                                           -----
    Total                                                                    137
                                                                           -----
    Total Builders                                                           427
                                                                           -----

Capital Goods (0.4%)
--------------------
Amsted Industries, Inc., 10.25%, 10/15/11 144A                  50,000        55
Bombardier Recreational, 8.375%, 12/15/13 144A                  50,000        52
Case New Holland, Inc., 9.25%, 8/1/11 144A                      25,000        28
Columbus McKinnon Corp., 10.00%, 8/1/10                         50,000        53
General Cable Corp., 9.50%, 11/15/10 144A                       50,000        54
Jacuzzi Brands Inc., 9.625%, 7/1/10 144A                        25,000        28
JLG Industries Inc., 8.25%, 5/1/08                              25,000        27
Rexnord Corp., 10.125%, 12/15/12                               100,000       109
Sensus Metering Systems, 8.625%, 12/15/13 144A                  25,000        26
Terex Corp. 7.375%, 1/15/14 144A                                75,000        77
Trimas Corp., 9.875%, 6/15/12                                   50,000        52
                                                                           -----
    Total Capital Goods                                                      561
                                                                           -----

Consumer Products (0.6%)
------------------------
Consumer Products (0.2%)
Hines Nurseries, Inc. 10.25%, 10/1/11 144A                      50,000        55
Jafra Cosmetics, 10.75%, 5/15/11                                50,000        55
Jostens Holding, 10.25%, 12/1/10 144A                           75,000        47
Rayovac Corp., 8.50%, 10/1/13                                   75,000        80
Simmons Co. 7.875%, 1/15/14 144A                                25,000        25
                                                                           -----
    Total                                                                    262
                                                                           -----

   Asset Allocation Portfolio


                                                                Shares/    Value
   Below Investment-Grade Bonds (7.9%)                           $ Par   $ (000's)
   ------------------------------------------------------------------------------

   Retail Food & Drug (0.0%)
   Delhaize America, Inc., 9.00%, 4/15/31                        25,000       30
                                                                             ---
       Total                                                                  30
                                                                             ---

   Retail Store (0.2%)
   Cole National Group, 8.875%, 5/15/12                          75,000       80
   Couche-Tard US, 7.50%, 12/15/13 144A                          50,000       52
   Payless Shoesource, Inc., 8.25%, 8/1/13                      125,000      120
                                                                             ---
       Total                                                                 252
                                                                             ---

   Textile/Apparel (0.2%)
   Oxford Industries, Inc., 8.875%, 6/1/11 144A                  75,000       82
   Perry Ellis International, Inc., 8.875%, 9/15/13 144A         50,000       53
   Phillips Van Heusen Corp., 8.125%, 5/1/13                     50,000       53
   Tommy Hilfiger USA, Inc., 6.85%, 6/1/08                       50,000       50
   Warnaco, Inc., 8.875%, 6/15/13 144A                           50,000       52
                                                                             ---
       Total                                                                 290
                                                                             ---
       Total Consumer Products                                               834
                                                                             ---

   Energy (0.6%)
   -------------
   Gas Pipeline/Oil Field Service (0.3%)
   Dynegy Holdings Inc., 10.125%, 7/15/13 144A                   75,000       86
   Hanover Equip TR., 8.75% 9/1/11                              100,000      106
   Hanover Equipment Trust 01 A, 0.00%, 3/31/07                  50,000       37
   Parker Drilling Co., 9.625%, 10/1/13 144A                     75,000       78
   Suburban Propane Partners, 6.875%, 12/15/13 144A              50,000       51
                                                                             ---
       Total                                                                 358
                                                                             ---

   Oil & Gas Exploration/Production (0.3%)
   Compton Pete Corp., 9.90%, 5/15/09                            50,000       55
   Hilcorp Energy, 10.50%, 9/1/10 144A                          100,000      109
   Petrobras International, 8.375%, 12/10/18                     75,000       77
   Range Resources Corp. 7.375%, 7/15/13                         50,000       50
   Tom Brown, Inc., 7.25%, 9/15/13                              100,000      105
                                                                             ---
       Total                                                                 396
                                                                             ---

   Oil Refining & Marketing (0.1%)
   Citgo Petroleum Corp., 11.375%, 2/1/11                        75,000       87
                                                                             ---
       Total                                                                  87
                                                                             ---
       Total Energy                                                          841
                                                                             ---

   Financials (0.4%)
   -----------------
   Financial Services (0.3%)
   AmeriCredit Corp., 9.875%, 4/15/06                           100,000      105
   Dollar Financial Group 9.75%, 11/15/11 144A                  125,000      128
   IOS Capital LLC, 7.25%, 6/30/08                              100,000      107
   WMC Finance Co. 11.75%, 12/15/08 144A                         50,000       50
                                                                             ---
       Total                                                                 390
                                                                             ---

   Insurance (0.1%)
   Crum & Forster Holding Corp., 10.375%, 6/15/13 144A           50,000       56
   Fairfax Financial Holdings, 7.375%, 3/15/06                   75,000       76
                                                                             ---
       Total                                                                 132
                                                                             ---

       Total Financials                                                      522
                                                                             ---

   Financials Banking (0.0%)
   -------------------------
   Western Financial Bank-FSB, 9.625%, 5/15/12                   50,000       56
                                                                             ---
       Total Financials Banking                                               56
                                                                             ---

   Foods (0.5%)
   ------------
   Food/Beverage/Tobacco (0.4%)
   Bavaria SA, 8.875%, 11/1/10 144A                              75,000       77
   Land O Lakes, Inc., 9.00%, 12/15/10 144A                      50,000       50
   Merisant Co., 9.50%, 7/15/13 144A                             75,000       79
   Pinnacle Foods Holding, 8.25%, 12/1/13 144A                   50,000       52
   RJ Reynolds Tobacco Holdings, 7.25%, 6/1/12                   50,000       49
   Seminis Vegetable Seeds, 10.25%, 10/1/13 144A                 50,000       54
   Tabletop Holdings, 0%, 5/15/14 144A                          125,000       69
                                                                             ---
       Total                                                                 430
                                                                             ---

   Restaurant (0.1%)
   Buffets, Inc., 11.25%, 7/15/10                                50,000       54
   Domino's, Inc., 8.25%, 7/1/11, 144A                           50,000       54
   O'Charleys, Inc., 9.00%, 11/1/13 144A                         50,000       50
                                                                             ---
       Total                                                                 158
                                                                             ---
       Total Foods                                                           588
                                                                             ---

   Gaming/Lodging/Leisure (0.9%)
   -----------------------------
   Gaming (0.5%)
(d)Hollywood Casino Shreveport, 13.00%, 8/1/06                   50,000       34
   Inn of The Mountain Gods., 12.00%, 11/15/10 144A             100,000      105
   Jacobs Entmt, Inc., 11.875%, 2/01/09                          50,000       56
   Majestic Star Casino, LLC, 9.50%, 10/15/10 144A              100,000      102
   Poster Financial Group, 8.34%, 12/1/11 144A                   50,000       53
   Resort Intl. Hotel/Casino, 11.50%, 3/15/09                    75,000       82
   River Rock Entertainment, 9.75%, 11/1/11 144A                 75,000       81
   Wheeling Island Gaming, 10.125%, 12/15/09                     75,000       80
                                                                             ---
       Total                                                                 593
                                                                             ---

 Asset Allocation Portfolio


                                                              Shares/    Value
Below Investment-Grade Bonds (7.9%)                            $ Par   $ (000's)
--------------------------------------------------------------------------------
Leisure (0.4%)
Bally Total Fitness Holdings, Series D, 9.875%, 10/15/07        25,000        23
Equinox Holdings LTD. 9.00%, 12/15/09 144A                      25,000        26
IMAX Corp., 9.625%, 12/1/10 144A                                50,000        53
Intrawest Corp. 7.50%, 10/15/13 144A                            50,000        52
Royal Caribbean Cruises, 6.875%, 12/1/13                       100,000       101
Six Flags, Inc., 8.875%, 2/1/10                                225,000       230
Universal City Development Corp., 11.75%, 4/1/10 144A           25,000        29
                                                                           -----
    Total                                                                    514
                                                                           -----

Lodging (0.0%)
Host Marriott LP, 7.125%, 11/1/13 144A                          50,000        51
                                                                           -----
    Total                                                                     51
                                                                           -----
    Total Gaming/Lodging/Leisure                                           1,158
                                                                           -----

Healthcare/Pharmaceuticals (0.5%)
---------------------------------
Ameripath, Inc., 10.50%, 4/1/13                                 50,000        53
Biovail Corp., 7.875%, 4/01/10                                  75,000        77
General Nutrition Center, 8.50%, 12/1/10 144A                   75,000        77
Genesis HealthCare Corp. 8.00%, 10/15/13 144A                   50,000        52
National Nephrology Associates, 9.00%, 11/1/11 144A             75,000        78
Quintiles Transnational, 10.00%, 10/1/13, 144A                  50,000        54
Senior Housing Property Trust, 7.875%, 4/15/15                  25,000        26
Tenet Healthcare Corp., 6.375%, 12/1/1 1                        50,000        48
Tenet Healthcare Corp., 7.375%, 2/1/13                          50,000        50
Universal Hospital Services, 10.125%, 11/1/11 144A              50,000        53
Valeant Pharmaceuticals, 7.00%, 12/15/11 144A                   25,000        26
Ventas Realty Ltd. Partnership, 9.00%, 5/1/12                   50,000        56
                                                                           -----
    Total Healthcare/Pharmaceuticals                                         650
                                                                           -----

Media (0.8%)
-----------
Broadcasting (0.0%)
Granite Broadcasting 9.75%, 12/1/10 144A                        25,000        25
                                                                           -----
    Total                                                                     25
                                                                           -----

Cable/Satellite (0.2%)
Charter Communications Holdings LLC, 9.625%, 11/15/09           75,000        66
Echostar Corp., 6.375%, 10/1/11 144A                            25,000        26
Insight Midwest, 9.75%, 10/1/09                                 50,000        53
Lodgenet Entertainment, 9.50%, 6/15/13                          75,000        82
MediaCom LLC, 9.50%, 1/15/13                                    50,000        53
                                                                           -----
    Total                                                                    280
                                                                           -----

Publishing (0.6%)
American Achievement Corp., 11.625%, 1/1/07                    100,000       109
American Color Graphics, Inc., 10.00%, 6/15/10 144A             50,000        51
Dex Media West, 9.875%, 8/15/13 144A                            75,000        87
Houghton Mifflin Co., 9.875% 2/1/13                             25,000        28
Mail-Well Corp., 9.625%, 3/15/12                                50,000        56
Moore NA Finance, 7.875%, 1/15/11 144A                          25,000        28
Primedia, Inc., 7.625%, 4/1/08                                  75,000        76
Vertis, Inc., 10.875%, 6/15/09                                 100,000       106
Von Hoffman Corp., 10.25%, 3/15/09                             100,000       106
Von Hoffman Corp., 10.25%, 03/15/09 144A                        25,000        27
                                                                           -----
    Total                                                                    674
                                                                           -----
    Total Media                                                              979
                                                                           -----

Real Estate (0.1%)
------------------
CB Richards Ellis Services, Inc., 11.25%, 6/15/11               25,000        28
CBRE Escrow, Inc., 9.75%, 5/15/10 144A                          50,000        56
LNR Property Corp., 7.25%, 10/15/13 144A                        50,000        51
                                                                           -----
    Total Real Estate                                                        135
                                                                           -----

Services (0.1%)
---------------
Environmental Services (0.0%)
MSW Energy Holdings, 8.50%, 9/1/10 144A                         50,000        54
                                                                           -----
    Total                                                                     54
                                                                           -----

Services -- Other (0.1%)
Buhrmann US, Inc., 12.25%, 11/1/09                              25,000        28
Kindercare Learning Centers, 9.50%, 2/15/09                     50,000        51
                                                                           -----
    Total                                                                     79
                                                                           -----
    Total Services                                                           133
                                                                           -----

Telecommunications (0.5%)
-------------------------
Telecom -- Wireless (0.3%)
ACC Escrow Corp., 10.00%, 8/1/11 144A                           50,000        56
American Tower Corporation -- Warrants                             100         1
Crown Castle Intl Corp. 7.50%, 12/1/13 144A                     25,000        25
Crown Castle Intl Corp., 7.50%, 12/1/13 144A                    25,000        25
Nextel Communications, 7.375%, 8/1/15                           50,000        54
Nextel Partners, Inc., 12.50%, 11/15/0 9                        75,000        87
Qwest Communications, Inc., 12/15/10, 13.50% 144A               48,000        58
Triton PCS, 8.75%, 11/15/11                                     50,000        49
                                                                           -----
    Total                                                                    355
                                                                           -----

 Asset Allocation Portfolio

                                                           Shares/       Value
Below Investment-Grade Bonds (7.9%)                        $ Par       $ (000's)
--------------------------------------------------------------------------------
Telecom -- Wireline (0.2%)
Cincinnati Bell, Inc.,
 8.375%, 1/15/14 144A                                      75,000            81
(d)MCI Communications Corp.,
 7.75%, 3/23/25                                            25,000            20
(d)MCI Communications Corp.,
 7.125%, 6/15/27                                           75,000            60
Qwest Capital Funding, 7.75%, 8/15/06                      50,000            52
Qwest Communications INTL.,
 7.50%, 11/1/08 B                                          25,000            26
                                                                         ------
    Total                                                                   239
                                                                         ------
    Total Telecommunications                                                594
                                                                         ------
Transportation (0.3%)
     Airlines (0.1%)

Continental Airlines Inc., 7.875%, 7/2/18                  75,000            75
                                                                         ------
    Total                                                                    75
                                                                         ------
Transportation -- Rail & Other (0.2%)
(d)American Commercial LLC,
 11.25%, 1/1/08                                            29,794             3
Laidlaw International, Inc.,
 10.75%, 6/15/11 144A                                      50,000            57
OMI Corp., 7.625%, 12/1/13 144A                            75,000            76
Quality Distrib/QD Cap,
 9.00%, 11/15/10 144A                                      25,000            26
Railamerica Transportation Corp.,
 12.875%, 8/15/10                                          50,000            58
Ship Finance Intl LTD.,
 8.50%, 12/15/13 144A                                      25,000            25
Stena AB, 9.625%, 12/1/12                                  50,000            56
TFM SA DE C V, 12.50%, 6/15/12                             50,000            57
                                                                         ------
    Total                                                                   358
                                                                         ------
    Total Transportation                                                    433
                                                                         ------
Utilities (0.3%)
----------------
Aes Corp., 8.75%, 5/15/13 144A                             25,000            28
Aes Corp., 9.00%, 5/15/15 144A                             50,000            57
Calpine Corp., 8.50%, 7/15/10 144A                         50,000            49
CMS Energy Corp., 7.75%, 8/1/10 144A                       50,000            53
Nevada Power Co., 8.25%, 6/1/11                            50,000            55
NRG Energy Inc., 8.00%, 12/15/13 144A                      75,000            78
Reliant Resources, Inc.,
 9.50%, 7/15/13 144A                                       75,000            79
                                                                         ------
    Total Utilities                                                         399
                                                                         ------

    Total Below Investment-Grade Bonds
     (Cost: $9,693)                                                      10,305
                                                                         ------

Money Market Investments (12.4%)
--------------------------------
Federal Government and Agencies (11.5%)
(b)Federal Home Loan Bank,
 0.75%, 1/7/04                                         13,500,000        13,499
(b)Federal National Mortgage
 Association, 1.075%, 2/4/04                            1,500,000         1,498
                                                                        -------

    Total Federal Government and
     Agencies                                                            14,997
                                                                        -------

Short Term Business Credit (0.9%)
Transamerica Financial,
 1.05%, 1/16/04                                         1,200,000         1,199
                                                                        -------
    Total Short Term Business Credit                                      1,199
                                                                        -------

    Total Money Market Investment
     (Cost: $16,196)                                                     16,196
                                                                        -------

    Total Investments (100.3%)
     (Cost $118,564)(a)                                                 130,922
                                                                        -------

    Other Assets, Less Liabilities (-0.3%)                                 (444)
                                                                        -------

    Total Net Assets (100.0%)                                           130,478
                                                                        -------

* Non-Income Producing

 ADR -- American Depository Receipt

 144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

(a) At12/31/03 the aggregate cost of securities for federal tax purposes was $118,903 and the net unrealized appreciation of investments based on that cost was $12,019 which is comprised of $13,129 aggregate gross unrealized appreciations and $1,110 aggregate gross unrealized depreciation.

(b) Allor a portion of the securities have been committed as collateral for open futures positions or when issued securities. Information regarding open futures contracts as of period end is summarized below.

                                                                     Unrealized
                                                                   Appreciation/
                                           Number of   Expiration   Depreciation
Issuer (000's)                             Contracts      Date         (000's)
--------------------------------------------------------------------------------
S & P 500 Index
 Futures                                      35          03/04         $368
(Total Notional
 Value at 12/31/03
 $9,350)

US Long Bond
 (CBT)

 Commodity Future                             30          03/04        $  61
(Total Notional
 Value at 12/31/03
 $3,218)

(c) PIK-- Payment In Kind

(d) DefaultedSecurity

     The Accompanying Notes are an Integral Part of the Financial Statements

   Balanced Portfolio

   Northwestern Mutual Series Fund, Inc.
   Schedule of Investments
   December 31, 2003

                                                              Shares/    Value
   Revenue Bonds (0.1%)                                       $ Par    $ (000's)
   -----------------------------------------------------------------------------

   Municipal Bonds -- Revenue (0.1%)
   Nashville and Davidson County, Tennessee Health and
    Educational Facilities Board of The Metropolitan
    Government, 0.00%, 6/1/21, RB                            9,800,000     4,077
                                                                          ------
      Total Revenue Bonds (Cost: $4,102)                                   4,077
                                                                          ------

   Corporate Bonds (9.7%)
   -----------------------------------------------------------------------------

   Aerospace-Defense (0.3%)
   Lockheed Martin Corp., 8.20%, 12/1/09                     7,450,000     9,047
                                                                          ------
      Total                                                                9,047
                                                                          ------

   Auto Related (0.8%)
   American Honda Finance, 3.85%, 11/6/08 144A               6,180,000     6,223
   Toyota Motor Credit Corp., 2.875%, 8/1/08                 1,800,000     1,766
   Toyota Motor Credit Corp., 4.35%, 12/15/10                4,770,000     4,835
   Toyota Motor Credit Corp., 5.65%, 1/15/07                 9,750,000    10,746
                                                                          ------
      Total                                                               23,570
                                                                          ------

   Beverages, Malt Beverages (1.1%)
   Anheuser-Busch Companies, Inc., 7.00%, 12/1/25            4,800,000     5,285
   Anheuser-Busch Companies, Inc., 7.50%, 3/15/12              910,000     1,088
   Coca-Cola Enterprises, Inc., 5.25%, 5/15/07               8,975,000     9,628
   Coca-Cola Enterprises, Inc., 5.375%, 8/15/06              4,175,000     4,482
   Coca-Cola Enterprises, Inc., 5.75%, 3/15/11              10,000,000    10,927
                                                                          ------
      Total                                                               31,410
                                                                          ------

   Broad Woven Fabric Mills, Manmade (0.0%)
(d)Polysindo International Finance, 11.375%, 6/15/06         6,500,000       585
                                                                          ------
      Total                                                                  585
                                                                          ------

   Commercial Banks (1.4%)
(d)Banco Montevideo, 8.40%, 4/30/08 144A                     6,250,000     1,000
   Bank of America Corp., 4.875%, 1/15/13                    5,020,000     5,012
   Bank of America Corp., 7.40%, 1/15/11                     2,668,000     3,129
   Bank One Corp., 5.25%, 1/30/13                            5,000,000     5,129
   HBOS Treasury Services, 3.75%, 9/30/08 144A               6,200,000     6,204

   Corporate Bonds (9.7%)
   -----------------------------------------------------------------------------

   Commercial Banks continued

   Rabobank Capital Fund II, 5.26%, 12/31/13 144A            5,600,000     5,608
   RBS Capital Trust II, 6.425%, 1/3/34                      7,980,000     8,065
   Unionbancal Corp., 5.25%, 12/16/13                          800,000       808
   Wells Fargo Bank, 6.45%, 2/1/11                           4,850,000     5,446
                                                                          ------
      Total                                                               40,401
                                                                          ------

   Commercial Physical Research (0.2%)
   Monsanto Co., 7.375%, 8/15/12                             6,200,000     7,075
                                                                          ------
      Total                                                                7,075
                                                                          ------

   Crude Petroleum and Natural Gas (0.2%)
   Occidental Petroleum, 8.45%, 2/15/29                      1,900,000     2,491
   Occidental Petroleum, 10.125%, 9/15/09                    3,230,000     4,164
                                                                          ------
      Total                                                                6,655
                                                                          ------

   Data Processing and Preparation (0.2%)
   Fiserv, Inc., 4.00%, 4/15/08                              1,300,000     1,294
   GTECH Holdings Corp., 4.75%, 10/15/10 144A                3,925,000     3,967
                                                                          ------
      Total                                                                5,261
                                                                          ------

   Electrical Equipment and Supplies (0.2%)
   Cooper Industries, Inc., 5.50%, 11/1/09                   5,100,000     5,485
                                                                          ------
      Total                                                                5,485
                                                                          ------

   Fire, Marine and Casualty Insurance (1.1%)
   Berkley (WR) Corp., 5.875%, 2/15/13                       4,100,000     4,187
   Berkley (WR) Corp., 9.875%, 5/15/08                       4,310,000     5,254
   Progressive Corp., 6.25%, 12/1/32                        11,905,000    12,428
   Progressive Corp., 6.375%, 1/15/12                        4,540,000     5,005
   Travelers Property Casualty Corp., 6.375%, 3/15/33        5,000,000     5,214
                                                                          ------
      Total                                                               32,088
                                                                          ------

   Measuring and Controlling Devices (0.1%)
   Rockwell Automation, Inc., 6.70%, 1/15/28                 3,440,000     3,768
                                                                          ------
      Total                                                                3,768
                                                                          ------

   Motors and Generators (0.1%)
   Emerson Electric Co., 4.50%, 5/1/13                         970,000       947
   Emerson Electric Co., 5.75%, 11/1/11                      1,918,000     2,066
                                                                          ------
      Total                                                                3,013
                                                                          ------

   Office Machines (0.2%)
   Pitney Bowes Credit Corp., 5.75%, 8/15/08                 5,000,000     5,463
                                                                          ------
      Total                                                                5,463
                                                                          ------

Balanced Portfolio

                                                               Shares/     Value
Corporate Bonds (9.7%)                                         $ Par    $ (000's)
---------------------------------------------------------------------------------
Oil and Gas Extraction (0.2%)
Chevrontexaco Corp., 6.625%, 10/1/04                          4,750,000    4,934
                                                                         -------
   Total                                                                   4,934
                                                                         -------

Pharmaceutical Preparations (1.2%)
Johnson & Johnson, Inc., 3.80%, 5/15/13                       4,400,000    4,154
Johnson & Johnson, Inc., 4.95%, 5/15/33                       5,000,000    4,547
Johnson & Johnson, Inc., 6.625%, 9/1/09                       2,800,000    3,231
Merck & Co., Inc., 6.40%, 3/1/28                              5,135,000    5,643
Merck & Co., Inc., 5.95%, 12/1/28                             3,774,000    3,910
Pfizer, Inc., 5.625%, 2/1/06                                  7,175,000    7,678
Pfizer, Inc., 5.625%, 4/15/09                                 4,125,000    4,483
                                                                         -------
   Total                                                                  33,646
                                                                         -------

Property & Casualty Insurance (0.4%)
Berkshire Hathaway, Inc., 4.625%, 10/15/13 144A              10,320,000   10,147
                                                                         -------
   Total                                                                  10,147
                                                                         -------

Radio, TV Electronic Stores (0.4%)
RadioShack Corp., 7. 375%, 5/15/11                            9,590,000   11,067
                                                                         -------
   Total                                                                  11,067
                                                                         -------

Real Estate Investment Trusts (0.1%)
Vornado Realty Trust, 4.75%, 12/1/10                          3,780,000    3,780
                                                                         -------
   Total                                                                   3,780
                                                                         -------

Retail -- Retail Stores (1.2%)
Estee Lauder, Inc., 5.75%, 10/15/33                           7,750,000    7,640
Fortune Brands, Inc., 4.875%, 12/1/13                         2,070,000    2,074
The Gillette Co., 2.50%, 6/1/08                               5,000,000    4,813
Limited Brands, Inc., 6.125%, 12/1/12                         1,590,000    1,704
Limited Brands, Inc., 6.95%, 3/1/33                           6,858,000    7,459
Office Depot, 6.25%, 8/15/13                                  5,036,000    5,288
VF Corp., 6.00%, 10/15/33 144A                                4,450,000    4,401
                                                                         -------
   Total                                                                  33,379
                                                                         -------

Savings Institutions Except Federal (0.1%)
U.S. Central Credit Union, 5/30/08, 2.75%                     3,950,000    3,815
                                                                         -------
   Total                                                                   3,815
                                                                         -------

Wines and Distilled Beverages (0.2%)
Brown Forman Corp., 3.00%, 3/15/08                            5,000,000    4,894
                                                                         -------
   Total                                                                   4,894
                                                                         -------
   Total Corporate Bonds (Cost: $282,801)                                279,483
                                                                         -------

Government (Domestic and Foreign) and Agency Bonds (24.3%)
---------------------------------------------------------------------------------

Federal Government and Agencies (24.3%)
Aid-Israel, 0.00%, 11/15/22                                  11,600,000    3,943
Aid-Israel, 0.00%, 11/15/23                                  11,500,000    3,685
Aid-Israel, 5.50%, 3/18/33                                   32,200,000   32,423
Federal Home Loan Bank, 5.54%, 1/8/09                         5,000,000    5,454
Federal Home Loan Mortgage Corp., 6.50%, 4/1/11               2,622,047    2,781
Federal Home Loan Mortgage Corp., 7.00%, 3/15/07                360,538      363
Federal Home Loan Mortgage Corp., 7.50%, 10/1/27              1,604,938    1,728
Federal National Mortgage Association, 5.97%, 10/1/08         1,623,910    1,767
Federal National Mortgage Association, 6.24%, 2/1/06          4,560,253    4,813
Federal National Mortgage Association, 6.265%, 10/1/08        5,375,520    5,889
Federal National Mortgage Association, 6.315%, 3/1/06         4,820,537    5,102
Federal National Mortgage Association, 6.34%, 2/1/08          3,833,196    4,191
Federal National Mortgage Association, 6.43%, 6/1/08          6,764,926    7,436
Federal National Mortgage Association, 6.75%, 11/1/07           768,677      850
Federal National Mortgage Association, 6.75%, 4/25/18         4,383,898    4,692
Federal National Mortgage Association, 6.75%, 12/25/23        3,483,947    3,586
Federal National Mortgage Association, 6.895%, 5/1/06         5,668,969    6,085
Federal National Mortgage Association, 6.90%, 4/1/06          2,287,074    2,450
Federal National Mortgage Association, 7.00%, 4/1/26          1,943,680    2,064
Federal National Mortgage Association, 7.025%, 9/1/05         1,815,625    1,914
Federal National Mortgage Association, 7.25%, 5/1/04          1,481,259    1,485
Federal National Mortgage Association, 11.00%, 12/1/12           28,417       32
Federal National Mortgage Association, 11.00%, 9/1/17           132,015      150
Federal National Mortgage Association, 11.00%, 12/1/17           15,592       18
Federal National Mortgage Association, 11.00%, 2/1/18            60,405       69
Federal National Mortgage Association, 11.50%, 4/1/18            62,503       72
Federal National Mortgage Association, 12.00%, 9/1/12           204,743      234
Federal National Mortgage Association, 12.00%, 12/1/12           59,109       68
Federal National Mortgage Association, 12.00%, 9/1/17            48,848       57

Balanced Portfolio

                                                               Shares/    Value
Government (Domestic and Foreign) and Agency Bonds (24.3%)     $ Par    $ (000's)
--------------------------------------------------------------------------------
Federal Government and Agencies continued
Federal National Mortgage Association, 12.00%, 10/1/17            38,283      44
Federal National Mortgage Association, 12.00%, 12/1/17            30,171      35
Federal National Mortgage Association, 12.00%, 2/1/18             69,228      80
Federal National Mortgage Association, 12.50%, 4/1/18             26,226      31
Federal National Mortgage Association, 13.00%, 11/1/12            35,283      41
Federal National Mortgage Association, 13.00%, 11/1/17            27,498      33
Federal National Mortgage Association, 13.00%, 12/1/17            19,877      23
Federal National Mortgage Association, 13.00%, 2/1/18             86,509     102
Federal National Mortgage Association, 14.00%, 12/1/17            20,800      25
Government National Mortgage Association, 5.00%, 7/15/33       4,887,787   4,848
Government National Mortgage Association, 5.50%, 1/15/32         622,767     634
Government National Mortgage Association, 5.50%, 2/15/32       5,144,165   5,235
Government National Mortgage Association, 5.50%, 9/15/32         172,419     175
Government National Mortgage Association, 7.00%, 5/15/23       1,851,720   1,988
Government National Mortgage Association, 7.00%, 6/15/23         124,926     134
Government National Mortgage Association, 7.00%, 7/15/23         264,530     284
Government National Mortgage Association, 7.00%, 8/15/23           1,683       2
Government National Mortgage Association, 7.00%, 9/15/23          81,966      88
Government National Mortgage Association, 7.00%, 10/15/23         59,632      65
Government National Mortgage Association, 7.00%, 11/15/23        363,674     390
Government National Mortgage Association, 7.00%, 12/15/27        104,017     111
Government National Mortgage Association, 7.00%, 1/15/28          85,387      91
Government National Mortgage Association, 7.00%, 2/15/28          18,070      19
Government National Mortgage Association, 7.00%, 4/15/28         153,890     164
Government National Mortgage Association, 7.00%, 5/15/28         205,636     220
Government National Mortgage Association, 7.00%, 6/15/28         522,407     557
Government National Mortgage Association, 7.00%, 7/15/28         625,520     668
Government National Mortgage Association, 7.50%, 1/15/23         139,502     151
Government National Mortgage Association, 7.50%, 6/15/23          64,195      69
Government National Mortgage Association, 7.50%, 6/15/24           1,385       1
Government National Mortgage Association, 7.50%, 7/15/24          48,811      53
Government National Mortgage Association, 7.50%, 8/15/25           2,422       3
Government National Mortgage Association, 7.50%, 9/15/25          29,520      32
Government National Mortgage Association, 7.50%, 12/15/25         70,591      77
Government National Mortgage Association, 7.50%, 1/15/26           2,115       2
Government National Mortgage Association, 7.50%, 3/15/26          86,965      94
Government National Mortgage Association, 7.50%, 6/15/26          90,784      98
Government National Mortgage Association, 7.50%, 9/15/26           1,762       2
Government National Mortgage Association, 7.50%, 10/15/26         10,860      12
Government National Mortgage Association, 7.50%, 12/15/26        118,233     127
Government National Mortgage Association, 7.50%, 1/15/27           6,397       7
Government National Mortgage Association, 7.50%, 2/15/27          61,405      66
Government National Mortgage Association, 7.50%, 3/15/27           5,200       6
Government National Mortgage Association, 7.50%, 4/15/27         220,815     237
Government National Mortgage Association, 7.50%, 5/15/27          77,953      84
Government National Mortgage Association, 7.50%, 7/15/27          33,589      36
Government National Mortgage Association, 7.50%, 12/15/27          4,008       4
Government National Mortgage Association, 8.00%, 9/15/24          69,777      76
Government National Mortgage Association, 8.00%, 5/15/26          83,178      91
Government National Mortgage Association, 8.00%, 6/15/26          52,289      57
Government National Mortgage Association, 8.00%, 7/15/26         135,695     148
Government National Mortgage Association, 8.00%, 8/15/26          42,013      46
Government National Mortgage Association, 8.00%, 9/15/26          86,068      94
Government National Mortgage Association, 8.00%, 10/15/26        167,042     183
Government National Mortgage Association, 8.00%, 11/15/26         23,405      26
Government National Mortgage Association, 8.00%, 12/15/26         44,536      49

Balanced Portfolio

                                                               Shares/    Value
Government (Domestic and Foreign) and Agency Bonds (24.3%)     $ Par    $ (000's)
---------------------------------------------------------------------------------
Federal Government and Agencies continued
Government National Mortgage Association, 8.00%, 4/15/27         155,733     170
Government National Mortgage Association, 8.00%, 6/15/27          35,312      38
Government National Mortgage Association, 8.00%, 7/15/27          35,995      39
Government National Mortgage Association, 8.00%, 7/20/28         327,255     354
Government National Mortgage Association, 8.50%, 5/15/22             691       1
Government National Mortgage Association, 8.50%, 9/15/22           1,277       1
Government National Mortgage Association, 8.50%, 10/15/22          8,574       9
Government National Mortgage Association, 8.50%, 12/15/22          4,410       5
Government National Mortgage Association, 8.50%, 6/15/24             677       1
Government National Mortgage Association, 8.50%, 7/15/24           8,171       9
Government National Mortgage Association, 8.50%, 12/15/24          1,201       1
Government National Mortgage Association, 8.50%, 1/15/25          19,573      21
Government National Mortgage Association, 8.50%, 2/15/25           4,308       4
Government National Mortgage Association, 8.50%, 11/15/25          1,856       2
Government National Mortgage Association, 8.50%, 1/15/26          11,337      12
Government National Mortgage Association, 8.50%, 2/15/26           1,891       2
Government National Mortgage Association, 8.50%, 3/15/26           5,072       6
Government National Mortgage Association, 8.50%, 4/15/26          24,724      27
Government National Mortgage Association, 8.50%, 5/15/26             864       1
Government National Mortgage Association, 11.00%, 1/15/18      1,892,386   2,139
Government National Mortgage Association, TBA, 4.50%, 1/1/34  58,360,909  55,789
Government National Mortgage Association, TBA, 5.00%, 1/1/34  25,900,000  25,633
Housing & Urban Development, 6.17%, 8/1/14                    14,981,000  16,566
Rural Housing Trust 1987-1, Series 1, Class D, 6.33%, 4/1/26   1,452,226   1,454
State of Israel, 7.25%, 12/15/28                               5,200,000   5,622
US Treasury, 1.125%, 6/30/05                                   2,270,000   2,258
US Treasury, 1.625%, 1/31/05                                     825,000     828
US Treasury, 1.625%, 3/31/05                                   3,570,000   3,582
US Treasury, 1.625%, 4/30/05                                     325,000     326
US Treasury, 1.625%, 9/30/05                                   3,195,000   3,194
US Treasury, 1.75%, 12/31/04                                   3,385,000   3,402
US Treasury, 1.875%, 11/30/05                                  3,100,000   3,106
US Treasury, 2.00%, 5/15/06                                    3,190,000   3,191
US Treasury, 2.125%, 10/31/04                                  1,025,000   1,033
US Treasury, 2.375%, 8/15/06                                   4,840,000   4,866
US Treasury, 3.00%, 1/31/04                                   29,795,000  29,842
US Treasury, 3.25%, 5/31/04                                   50,000,000  50,459
US Treasury, 3.375%, 11/15/08                                  3,285,000   3,311
US Treasury, 3.50%, 11/15/06                                   3,420,000   3,535
US Treasury, 3.625%, 3/31/04                                  58,520,000  58,899
US Treasury, 3.625%, 5/15/13                                   4,653,000   4,473
US Treasury, 4.00%, 11/15/12                                  15,245,000  15,099
US Treasury, 4.25%, 8/15/13                                    9,103,000   9,114
US Treasury, 5.25%, 5/15/04                                   24,445,000  24,826
US Treasury, 5.875%, 11/15/05                                  7,900,000   8,501
US Treasury, 6.50%, 2/15/10                                    3,885,000   4,514
US Treasury Inflation Index Bond, 3.375%, 1/15/07            105,833,060 114,647
US Treasury Inflation Index Bond, 3.625%, 1/15/08             26,705,131  29,534
US Treasury Inflation Index Bond, 4.25%, 1/15/10              52,781,760  61,363
US Treasury Stripped, 0.00%, 8/15/27                          89,300,000  24,304
Vendee Mortgage Trust, Series 1998-3, Class E, 6.50%,
 3/15/29                                                       4,500,000   4,783
                                                                         -------

   Total Government (Domestic and Foreign)
     and Agency Bonds (Cost: $688,070)                                   702,315
                                                                         -------

Mortgage-Backed and Asset Backed Securities (4.5%)
--------------------------------------------------------------------------------

Autos (0.0%)
Fleetwood Credit Corp. Grantor Trust, Series 1997-B,
 Class A, 6.40%, 5/15/13                                          5,597      388
                                                                         -------
   Total                                                                     388
                                                                         -------

Boat Dealers (0.0%)
Nationscredit Grantor Trust, Series 1997-2, Class A1,
 6.35%, 4/15/14                                                  284,016     294
                                                                         -------
   Total                                                                     294
                                                                         -------

Commercial Mortgages (2.8%)
Asset Securitization Corp., Series 1997-D5, Class PS1,
 1.62%, 2/14/43 IO                                            20,224,287   1,110
Chase Commercial Mortgage Securities Corp., Series 1997-2,
 Class A2, 6.60%, 11/19/07                                     8,500,000   9,340
Chase Commercial Mortgage Securities Corp., Series 1997-2,
 Class B, 6.60%, 11/19/07                                      2,500,000   2,775
Commercial Mortgage Acceptance Corp., Series 1997-ML1,
 Class B, 6.64%, 12/15/30                                      2,500,000   2,726
Credit Suisse First Boston Mortgage Securities Corp.,
 Series 1997-C1, Class A2, 7.26%, 6/20/29 144A                 2,792,215   3,076

 Balanced Portfolio

                                                               Shares/     Value
Mortgage-Backed and Asset Backed Securities (4.5%)              $ Par    $ (000's)
----------------------------------------------------------------------------------
Commercial Mortgages continued
Credit Suisse First Boston Mortgage Securities Corp.,
 Series 1997-C1, Class B, 7.28%, 6/20/29 144A                  3,250,000   3,642
Criimi Mae Commercial Mortgage Trust, Series 1998-C1, Class
 A1, 7.00%, 11/2/06 144A                                       6,500,000   6,670
Criimi Mae Commercial Mortgage Trust, Series 1998-C1, Class
 B, 7.00%, 11/2/11 144A                                        5,700,000   5,591
DLJ Commercial Mortgage Corp., Series 1998-CF1, Class S,
 0.70%, 1/15/18 IO                                           232,511,326   7,103
DLJ Mortgage Acceptance Corp., Series 1997-CF2, Class S,
 0.35%, 10/15/30 IO 144A                                      15,318,082     287
Midland Realty Acceptance Corp., Series 1996-C2, Class AEC,
 1.35%, 1/25/29 IO 144A                                       18,853,803     729
Mortgage Capital Funding, Inc., Series 1997-MC1, Class A3,
 7.29%, 2/20/27                                               17,395,305  18,494
Nomura Asset Securities Corp., Series 1998-D6, Class A2,
 6.99%, 3/15/30                                               15,000,000  17,434
RMF Commercial Mortgage Pass-Through, Series 1997-1,
 Class F, 7.47%, 1/15/19 144A                                  1,800,000     961
                                                                          ------
   Total                                                                  79,938
                                                                          ------

Credit Card Asset Backed (0.6%)
Citibank Credit Card Master Trust I, Series 1997-6, Class
 A, 0.00%, 8/15/06                                            17,000,000  16,878
(d)Heilig-Meyers Master Trust, Series 1998-1A, Class A,
   6.125%, 1/20/07 144A                                        2,756,669       2
                                                                          ------
   Total                                                                  16,880
                                                                          ------

Finance Services (0.6%)
Morgan Stanley Capital, Series 1998-WF2, Class A2,
 6.54%, 5/15/08                                               15,000,000  16,723
                                                                          ------
   Total                                                                  16,723
                                                                          ------

Franchise Loan Receivables (0.0%)
Enterprise Mortgage Acceptance Co., Series 1998-1, Class
 IO, 1.37%, 1/15/23 IO 144A                                   30,253,423     938
                                                                          ------
   Total                                                                     938
                                                                          ------

Home Equity Loans (0.0%)
Vanderbilt Mortgage Finance, Inc., Series 1997-B, Class
 1A4, 7.19%, 2/7/14                                              476,514     480
                                                                          ------
   Total                                                                     480
                                                                          ------
Residential Mortgages (0.0%)
Blackrock Capital Finance L.P., Series 1997-R1, Class B3,
 7.75%, 3/25/37 144A                                           2,842,176     256
Blackrock Capital Finance L.P., Series 1997-R3, Class B3,
 7.25%, 11/25/28 144A                                          3,897,246     234
                                                                         -------
   Total                                                                     490
                                                                         -------

Retail -- Retail Stores (0.5%)
LB Mortgage Trust, Series 1991-2, Class A3, 8.39%, 1/20/17    11,280,659  13,079
                                                                         -------
   Total                                                                  13,079
                                                                         -------

   Total Mortgage-Backed and Asset Backed Securities
     (Cost: $130,604)                                                    129,210
                                                                         -------

Common Stock (44.9%)
---------------------------------------------------------------------------------

Consumer Discretionary (5.1%)
*American Greetings Corp. -- Class A                               8,300     182
*AutoNation, Inc.                                                 34,700     637
*Auto Zone, Inc.                                                  11,275     961
*Bed Bath & Beyond, Inc.                                          37,300   1,617
Best Buy Co., Inc.                                                40,700   2,126
*Big Lots, Inc.                                                   14,700     209
The Black & Decker Corp.                                           9,800     483
Boise Cascade Corp.                                               10,800     355
Brunswick Corp.                                                   11,400     363
Carnival Corp Comm Paired Stk                                     79,473   3,157
Centex Corp.                                                       7,800     840
Circuit City Stores, Inc.                                         26,400     267
Clear Channel Communications, Inc.                                77,650   3,636
*Comcast Corp. -- Class A                                        284,137   9,339
Cooper Tire & Rubber Co.                                           9,300     199
Dana Corp.                                                        18,715     343
Darden Restaurants, Inc.                                          20,749     437
Delphi Automotive Systems Corp.                                   70,769     723
Dillard's, Inc. -- Class A                                        10,536     173
Dollar General Corp.                                              42,065     883
Dow Jones & Co., Inc.                                             10,280     512
Eastman Kodak Co.                                                 36,217     930
*eBay, Inc.                                                       81,100   5,238
Family Dollar Stores, Inc.                                        21,700     779
Federated Department Stores, Inc.                                 23,412   1,103
Ford Motor Co.                                                   231,307   3,701
Fortune Brands, Inc.                                              18,333   1,311
Gannett Co., Inc.                                                 34,050   3,036
The Gap, Inc.                                                    112,825   2,619
General Motors Corp.                                              70,825   3,782
Genuine Parts Co.                                                 21,975     730
*The Goodyear Tire & Rubber Co.                                   22,100     174
Harley-Davidson, Inc.                                             38,175   1,814
Harrah's Entertainment, Inc.                                      13,850     689
Hasbro, Inc.                                                      21,975     468
Hilton Hotels Corp.                                               47,650     816
The Home Depot, Inc.                                             290,197  10,298
International Game Technology                                     43,600   1,557

 Balanced Portfolio

                                                             Shares/   Value
Common Stock (44.9%)                                          $ Par  $ (000's)
------------------------------------------------------------------------------
Consumer Discretionary continued
*The Interpublic Group of Companies, Inc.                     49,400      771
J. C. Penney Co., Inc.                                        34,325      902
Johnson Controls, Inc.                                        11,300    1,312
Jones Apparel Group, Inc.                                     16,000      564
KB Home                                                        5,900      428
Knight-Ridder, Inc.                                           10,150      785
*Kohl's Corp.                                                 42,833    1,925
Leggett & Platt Inc.                                          24,267      525
The Limited, Inc.                                             65,813    1,187
Liz Claiborne, Inc.                                           13,700      486
Lowe's Companies, Inc.                                        98,950    5,481
Marriott International, Inc. -- Class A                       29,400    1,358
Mattel, Inc.                                                  55,460    1,069
The May Department Stores Co.                                 36,400    1,058
Maytag Corp.                                                   9,867      275
McDonald's Corp.                                             160,671    3,989
The McGraw-Hill Companies, Inc.                               24,140    1,688
Meredith Corp.                                                 6,300      308
The New York Times Co. -- Class A                             18,892      903
Newell Rubbermaid, Inc.                                       34,611      788
NIKE, Inc. -- Class B                                         33,300    2,280
Nordstrom, Inc.                                               17,133      588
*Office Depot, Inc.                                           39,143      654
Omnicom Group, Inc.                                           24,000    2,096
Pulte Corp.                                                    7,800      730
Radio Shack Corp.                                             20,867      640
Reebok International, Ltd.                                     7,500      295
Sears, Roebuck & Co.                                          32,050    1,458
The Sherwin-Williams Co.                                      18,460      641
Snap-on, Inc.                                                  7,317      236
The Stanley Works                                             10,750      407
*Staples, Inc.                                                61,850    1,689
*Starbucks Corp.                                              49,350    1,632
Starwood Hotels & Resorts Worldwide, Inc.                     25,400      914
Target Corp.                                                 114,943    4,414
Tiffany & Co.                                                 18,333      829
*Time Warner, Inc.                                           569,700   10,248
The TJX Companies, Inc.                                       64,500    1,422
*Toys "R" Us, Inc.                                            26,950      341
Tribune Co.                                                   39,631    2,045
Tupperware Corp.                                               7,400      128
*Univision Communications, Inc. -- Class A                    40,700    1,615
V. F. Corp.                                                   13,543      586
Viacom, Inc. -- Class B                                      221,561    9,832
Visteon Corp.                                                 16,512      172
The Walt Disney Co.                                          258,033    6,019
Wendy's International, Inc.                                   14,350      563
Whirlpool Corp.                                                8,650      628
*Yum! Brands, Inc.                                            37,080    1,276
                                                                      -------
   Total                                                              146,667
                                                                      -------
Consumer Staples (5.0%)
Adolph Coors Co. -- Class B                                    4,600      258
Alberto-Culver Co. -- Class B                                  7,400      467
Albertson's, Inc.                                             46,295    1,049
Altria Group, Inc.                                           256,204   13,943
Anheuser-Busch Companies, Inc.                               104,419    5,501
Archer-Daniels-Midland Co.                                    81,375    1,239
Avon Products, Inc.                                           29,775    2,010
Brown-Forman Corp. -- Class B                                  7,684      718
Campbell Soup Co.                                             51,854    1,390
The Clorox Co.                                                27,350    1,328
The Coca-Cola Co.                                            310,300   15,747
Coca-Cola Enterprises, Inc.                                   57,100    1,249
Colgate-Palmolive Co.                                         67,954    3,401
ConAgra Foods, Inc.                                           67,833    1,790
*Costco Wholesale Corp.                                       57,752    2,147
CVS Corp.                                                     49,833    1,800
General Mills, Inc.                                           47,033    2,131
The Gillette Co.                                             128,765    4,730
H.J. Heinz Co.                                                44,383    1,617
Hershey Foods Corp.                                           16,450    1,266
Kellogg Co.                                                   51,543    1,963
Kimberly-Clark Corp.                                          63,997    3,782
*The Kroger Co.                                               94,873    1,756
McCormick & Co., Inc.                                         17,600      530
The Pepsi Bottling Group, Inc.                                33,800      817
PepsiCo, Inc.                                                217,900   10,158
The Procter & Gamble Co.                                     163,673   16,347
R.J. Reynolds Tobacco Holdings, Inc.                          10,600      616
*Safeway, Inc.                                                55,700    1,220
Sara Lee Corp.                                                98,084    2,129
SUPERVALU, Inc.                                               16,950      485
SYSCO Corp.                                                   82,050    3,055
UST, Inc.                                                     21,033      751
Wal-Mart Stores, Inc.                                        551,633   29,263
Walgreen Co.                                                 129,354    4,706
Winn-Dixie Stores, Inc.                                       17,750      177
Wm. Wrigley Jr. Co.                                           28,433    1,598
                                                                      -------
   Total                                                              143,134
                                                                      -------

Energy (2.6%)
Amerada Hess Corp.                                            11,400      606
Anadarko Petroleum Corp.                                      31,477    1,606
Apache Corp.                                                  20,465    1,660
Ashland, Inc.                                                  8,600      379
Baker Hughes, Inc.                                            42,240    1,358
*BJ Services Co.                                              20,000      718
Burlington Resources, Inc.                                    25,386    1,406
ChevronTexaco Corp.                                          134,884   11,652
ConocoPhillips                                                85,803    5,626
Devon Energy Corp.                                            29,300    1,678
EOG Resources, Inc.                                           14,540      671
Exxon Mobil Corp.                                            837,871   34,352
Halliburton Co.                                               55,285    1,437
Kerr-McGee Corp.                                              12,757      593
Marathon Oil Corp.                                            39,191    1,297
*Nabors Industries, Ltd.                                      18,450      766
*Noble Corp.                                                  16,850      603

 Balanced Portfolio

                                                              Shares/   Value
Common Stock (44.9%)                                          $ Par  $ (000's)
------------------------------------------------------------------------------
Energy continued
Occidental Petroleum Corp.                                    48,280   2,039
*Rowan Companies, Inc.                                        11,850     275
Schlumberger, Ltd.                                            73,533   4,024
Sunoco, Inc.                                                   9,750     499
*Transocean Sedco Forex, Inc.                                 40,354     969
Unocal Corp.                                                  32,633   1,202
                                                                      ------
   Total                                                              75,416
                                                                      ------

Financials (9.2%)
ACE, Ltd.                                                     35,100   1,454
AFLAC, Inc.                                                   64,850   2,346
The Allstate Corp.                                            88,869   3,823
Ambac Financial Group, Inc.                                   13,500     937
American Express Co.                                         162,500   7,837
American International Group, Inc.                           329,390  21,833
AmSouth Bancorporation                                        44,245   1,084
Aon Corp.                                                     39,475     945
Apartment Investment and Management Co. -- Class A            11,900     411
Bank of America Corp.                                        188,720  15,179
The Bank of New York Co., Inc.                                97,220   3,220
Bank One Corp.                                               142,745   6,508
BB&T Corp.                                                    68,200   2,635
The Bear Stearns Companies, Inc.                              12,545   1,003
Capital One Financial Corp.                                   28,700   1,759
The Charles Schwab Corp.                                     170,986   2,024
Charter One Financial, Inc.                                   28,471     984
The Chubb Corp.                                               23,650   1,611
Cincinnati Financial Corp.                                    20,280     849
Citigroup, Inc.                                              650,274  31,565
Comerica, Inc.                                                22,100   1,239
Countrywide Credit Industries, Inc.                           22,933   1,739
Equity Office Properties Trust                                50,400   1,444
Equity Residential Properties Trust                           34,600   1,021
Fannie Mae                                                   122,929   9,227
Federated Investors, Inc. -- Class B                          13,700     402
Fifth Third Bancorp                                           71,943   4,252
First Tennessee National Corp.                                15,900     701
FleetBoston Financial Corp.                                  132,828   5,798
Franklin Resources, Inc.                                      31,650   1,648
Freddie Mac                                                   87,814   5,121
Golden West Financial Corp.                                   19,250   1,986
The Goldman Sachs Group, Inc.                                 59,800   5,904
The Hartford Financial Services Group, Inc.                   35,650   2,104
Huntington Bancshares, Inc.                                   28,900     650
J.P. Morgan Chase & Co.                                      257,162   9,446
Janus Capital Group, Inc.                                     30,171     495
Jefferson-Pilot Corp.                                         17,853     904
John Hancock Financial Services, Inc.                         36,500   1,369
Key Corp                                                      53,125   1,558
Lehman Brothers Holdings, Inc.                                34,756   2,684
Lincoln National Corp.                                        22,460     907
Loews Corp.                                                   23,433   1,159
Marsh & McLennan Companies, Inc.                              67,280   3,222
Marshall & Ilsley Corp.                                       28,700   1,098
MBIA, Inc.                                                    18,250   1,081
MBNA Corp.                                                   161,295   4,008
Financials continued
Mellon Financial Corp.                                        54,409   1,747
Merrill Lynch & Co., Inc.                                    118,000   6,921
MetLife, Inc.                                                 96,015   3,233
MGIC Investment Corp.                                         12,400     706
Moody's Corp.                                                 18,800   1,138
Morgan Stanley                                               137,331   7,947
National City Corp.                                           77,579   2,633
North Fork Bancorporation, Inc.                               19,200     777
Northern Trust Corp.                                          27,850   1,293
Plum Creek Timber Co., Inc.                                   23,100     703
The PNC Financial Services Group, Inc.                        35,400   1,937
Principal Financial Group, Inc.                               40,900   1,353
The Progressive Corp.                                         27,400   2,290
Prologis                                                      22,600     725
*Providian Financial Corp.                                    36,643     427
Prudential Financial, Inc.                                    68,900   2,878
Regions Financial Corp.                                       28,090   1,045
SAFECO Corp.                                                  17,450     679
Simon Property Group, Inc.                                    24,300   1,126
SLM Corp.                                                     56,958   2,146
SouthTrust Corp.                                              42,633   1,395
The St. Paul Companies, Inc.                                  28,720   1,139
State Street Corp.                                            42,000   2,187
SunTrust Banks, Inc.                                          35,567   2,543
Synovus Financial Corp.                                       38,050   1,100
T. Rowe Price Group, Inc.                                     15,600     740
Torchmark Corp.                                               14,450     658
Travelers Property Casualty Corp. -- Class B                 127,130   2,157
U.S. Bancorp                                                 243,209   7,243
Union Planters Corp.                                          24,712     778
UnumProvident Corp.                                           37,406     590
Wachovia Corp.                                               168,157   7,834
Washington Mutual, Inc.                                      116,538   4,676
Wells Fargo & Co.                                            212,085  12,490
XL Capital, Ltd. -- Class A                                   17,200   1,334
Zions Bancorporation                                          11,300     693
                                                                     -------
   Total                                                             268,435
                                                                     -------

Health Care (6.0%)
Abbott Laboratories                                          197,225   9,191
Aetna, Inc.                                                   19,379   1,310
Allergan, Inc.                                                16,533   1,270
AmerisourceBergen Corp.                                       14,100     792
*Amgen, Inc.                                                 162,923  10,069
*Anthem, Inc.                                                 17,500   1,313
Applera Corp. -- Applied Biosystems Group                     26,367     546
Bausch & Lomb, Inc.                                            6,700     348
Baxter International, Inc.                                    76,900   2,347
Becton, Dickinson and Co.                                     32,050   1,319
*Biogen IDEC, Inc.                                            41,320   1,520
Biomet, Inc.                                                  32,355   1,178
*Boston Scientific Corp.                                     103,980   3,822
Bristol-Myers Squibb Co.                                     244,744   7,000
C. R. Bard, Inc.                                               6,550     532
Cardinal Health, Inc.                                         56,350   3,446
*Chiron Corp.                                                 23,578   1,344

 Balanced Portfolio

                                                             Shares/   Value
Common Stock (44.9%)                                          $ Par  $ (000's)
------------------------------------------------------------------------------
Health Care continued
CIGNA Corp.                                                   17,671    1,016
Eli Lilly and Co.                                            141,766    9,970
*Express Scripts, Inc.                                         9,900      658
*Forest Laboratories, Inc.                                    46,034    2,845
*Genzyme Corp.                                                28,000    1,382
Guidant Corp.                                                 38,812    2,336
HCA, Inc.                                                     63,015    2,707
Health Management Associates, Inc. -- Class A                 30,300      727
*Humana, Inc.                                                 20,400      466
IMS Health, Inc.                                              30,233      752
Johnson & Johnson                                            374,723   19,357
*King Pharmaceuticals, Inc.                                   30,466      465
Manor Care, Inc.                                              11,200      387
McKesson HBOC, Inc.                                           36,693    1,180
*Medco Health Solutions, Inc.                                 34,162    1,161
*MedImmune, Inc.                                              31,500      800
Medtronic, Inc.                                              153,600    7,466
Merck & Co., Inc.                                            282,700   13,060
*Millipore Corp.                                               6,100      263
Pfizer, Inc.                                                 982,959   34,727
*Quest Diagnostics Inc.                                       13,300      972
Schering-Plough Corp.                                        185,450    3,225
*St. Jude Medical, Inc.                                       21,700    1,331
Stryker Corp.                                                 25,150    2,138
*Tenet Healthcare Corp.                                       58,550      940
UnitedHealth Group, Inc.                                      75,228    4,377
*Watson Pharmaceuticals, Inc.                                 13,600      626
*Wellpoint Health Networks, Inc. -- Class A                   18,500    1,794
Wyeth                                                        168,071    7,135
*Zimmer Holdings, Inc.                                        28,673    2,019
                                                                      -------
   Total                                                              173,629
                                                                      -------

Industrials (4.9%)
3M Co.                                                        98,824    8,403
*Allied Waste Industries, Inc.                                26,450      367
American Power Conversion Corp.                               24,950      610
*American Standard Companies, Inc.                             9,100      916
*Apollo Group, Inc. -- Class A                                22,200    1,510
Avery Dennison Corp.                                          13,950      781
The Boeing Co.                                               106,218    4,476
Burlington Northern Santa Fe Corp.                            47,008    1,521
Caterpillar, Inc.                                             43,612    3,621
*Cendant Corp.                                               127,973    2,850
Cintas Corp.                                                  21,567    1,081
Cooper Industries, Ltd. -- Class A                            11,600      672
Crane Co.                                                      7,525      231
CSX Corp.                                                     27,050      972
Cummins, Inc.                                                  5,200      254
Danaher Corp.                                                 19,300    1,771
Deere & Co.                                                   30,240    1,967
Delta Air Lines, Inc.                                         15,533      183
Deluxe Corp.                                                   6,712      277
Dover Corp.                                                   25,533    1,015
Eaton Corp.                                                    9,500    1,026
Emerson Electric Co.                                          53,125    3,440
Equifax, Inc.                                                 17,700      434
Industrials continued
FedEx Corp.                                                   37,640    2,541
Fluor Corp.                                                   10,300      408
General Dynamics Corp.                                        24,900    2,251
General Electric Co.                                       1,264,898   39,187
Goodrich Corp.                                                14,800      439
H&R Block, Inc.                                               22,650    1,254
Honeywell International, Inc.                                108,550    3,629
Illinois Tool Works, Inc.                                     38,900    3,264
Ingersoll-Rand Co. -- Class A                                 21,670    1,471
ITT Industries, Inc.                                          11,700      868
Lockheed Martin Corp.                                         56,922    2,926
Masco Corp.                                                   59,300    1,625
*Monster Worldwide, Inc.                                      14,133      310
*Navistar International Corp.                                  8,620      413
Norfolk Southern Corp.                                        49,243    1,165
Northrop Grumman Corp.                                        23,131    2,211
PACCAR, Inc.                                                  14,685    1,250
Pall Corp.                                                    15,716      422
Parker-Hannifin Corp.                                         14,900      887
Pitney Bowes, Inc.                                            29,527    1,199
*Power-One, Inc.                                              10,500      114
R. R. Donnelley & Sons Co.                                    14,333      432
Raytheon Co.                                                  52,300    1,571
*Robert Half International, Inc.                              21,560      503
Rockwell Automation, Inc.                                     23,350      831
Rockwell Collins, Inc.                                        22,650      680
Ryder System, Inc.                                             8,000      273
Southwest Airlines Co.                                        98,795    1,595
Textron, Inc.                                                 17,150      979
*Thomas & Betts Corp.                                          7,400      169
Tyco International, Ltd.                                     252,183    6,683
Union Pacific Corp.                                           32,140    2,233
United Parcel Service, Inc. -- Class B                       142,100   10,594
United Technologies Corp.                                     59,233    5,614
W.W. Grainger, Inc.                                           11,500      545
Waste Management, Inc.                                        74,797    2,214
                                                                      -------
   Total                                                              141,128
                                                                      -------

Information Technology (7.9%)
*ADC Telecommunications, Inc.                                101,550      302
Adobe Systems, Inc.                                           29,475    1,158
*Advanced Micro Devices, Inc.                                 43,800      653
*Agilent Technologies, Inc.                                   59,488    1,739
*Altera Corp.                                                 48,265    1,096
Analog Devices, Inc.                                          46,143    2,106
*Andrew Corp.                                                 19,362      223
*Apple Computer, Inc.                                         45,800      979
*Applied Materials, Inc.                                     209,200    4,697
*Applied Micro Circuits Corp.                                 38,500      230
Autodesk, Inc.                                                14,066      346
Automatic Data Processing, Inc.                               75,500    2,991
*Avaya, Inc.                                                  52,612      681
*BMC Software, Inc.                                           28,740      536
*Broadcom Corp. -- Class A                                    37,400    1,275
*CIENA Corp.                                                  59,500      395
*Cisco Systems, Inc.                                         886,067   21,523
*Citrix Systems, Inc.                                         20,780      441

 Balanced Portfolio

                                                              Shares/    Value
Common Stock (44.9%)                                           $ Par   $ (000's)
--------------------------------------------------------------------------------
Information Technology continued
Computer Associates International, Inc.                         73,132   1,999
*Computer Sciences Corp.                                        23,650   1,046
*Compuware Corp.                                                48,343     292
*Comverse Technology, Inc.                                      23,800     419
*Concord EFS, Inc.                                              61,500     913
*Convergys Corp.                                                18,050     315
*Corning, Inc.                                                 168,100   1,753
*Dell, Inc.                                                    324,267  11,012
*Electronic Arts, Inc.                                          37,200   1,777
Electronic Data Systems Corp.                                   60,600   1,487
*EMC Corp.                                                     276,986   3,579
First Data Corp.                                                93,422   3,839
*Fiserv, Inc.                                                   24,425     965
*Gateway, Inc.                                                  40,950     188
Hewlett-Packard Co.                                            385,467   8,854
Intel Corp.                                                    821,843  26,464
International Business Machines Corp.                          218,410  20,242
*Intuit, Inc.                                                   25,900   1,370
*Jabil Circuit, Inc.                                            25,133     711
*JDS Uniphase Corp.                                            180,600     659
*KLA-Tencor Corp.                                               24,000   1,408
*Lexmark International Group, Inc. -- Class A                   16,200   1,274
Linear Technology Corp.                                         39,550   1,664
*LSI Logic Corp.                                                47,800     424
*Lucent Technologies, Inc.                                     525,262   1,492
Maxim Integrated Products, Inc.                                 41,000   2,042
*Mercury Interactive Corp.                                      10,900     530
*Micron Technology, Inc.                                        76,950   1,037
Microsoft Corp.                                              1,365,300  37,601
Molex, Inc.                                                     24,175     843
Motorola, Inc.                                                 293,819   4,134
*National Semiconductor Corp.                                   23,243     916
*NCR Corp.                                                      12,000     466
*Network Appliance, Inc.                                        43,200     887
*Novell, Inc.                                                   46,900     493
*Novellus Systems, Inc.                                         19,100     803
*NVIDIA Corp.                                                   20,100     467
*Oracle Corp.                                                  660,750   8,722
*Parametric Technology Corp.                                    33,620     132
Paychex, Inc.                                                   47,540   1,768
*PeopleSoft, Inc.                                               46,000   1,049
PerkinElmer, Inc.                                               16,000     273
*PMC-Sierra, Inc.                                               21,500     433
*QLogic Corp.                                                   11,850     611
QUALCOMM, Inc.                                                 100,233   5,406
Sabre Holdings Corp. -- Class A                                 18,109     391
*Sanmina-SCI Corp.                                              64,400     812
Scientific-Atlanta, Inc.                                        18,800     513
*Siebel Systems, Inc.                                           62,400     865
*Solectron Corp.                                               104,800     619
*Sun Microsystems, Inc.                                        407,754   1,831
*SunGard Data Systems, Inc.                                     36,000     998
*Symantec Corp.                                                 38,300   1,327
Symbol Technologies, Inc.                                       29,150     492
Tektronix, Inc.                                                 10,740     339
Information Technology continued
*Tellabs, Inc.                                                  52,108     439
*Teradyne, Inc.                                                 23,850     607
Texas Instruments, Inc.                                        218,575   6,422
*Thermo Electron Corp.                                          20,500     517
*Unisys Corp.                                                   41,550     617
*VERITAS Software Corp.                                         53,701   1,996
*Waters Corp.                                                   15,500     514
*Xerox Corp.                                                    99,800   1,377
*Xilinx, Inc.                                                   43,000   1,666
*Yahoo!, Inc.                                                   82,000   3,704
                                                                       -------
   Total                                                               230,176
                                                                       -------

Materials (1.4%)
Air Products and Chemicals, Inc.                                28,733   1,518
Alcoa, Inc.                                                    106,843   4,060
Allegheny Technologies, Inc.                                    10,231     135
Ball Corp.                                                       7,134     425
Bemis Co., Inc.                                                  6,750     338
The Dow Chemical Co.                                           115,924   4,819
E. I. du Pont de Nemours and Co.                               125,745   5,770
Eastman Chemical Co.                                             9,775     386
Ecolab, Inc.                                                    32,800     898
Engelhard Corp.                                                 15,800     473
Freeport-McMoRan Copper & Gold, Inc. -- Class B                 21,219     894
Georgia-Pacific Corp.                                           32,058     983
Great Lakes Chemical Corp.                                       6,400     174
*Hercules, Inc.                                                 14,000     171
International Flavors & Fragrances, Inc.                        11,875     415
International Paper Co.                                         60,524   2,609
*Louisiana-Pacific Corp.                                        13,200     236
MeadWestvaco Corp.                                              25,314     753
Monsanto Co.                                                    33,078     952
Newmont Mining Corp.                                            54,530   2,651
Nucor Corp.                                                      9,867     553
*Pactiv Corp.                                                   19,900     476
*Phelps Dodge Corp.                                             11,210     853
PPG Industries, Inc.                                            21,433   1,372
Praxair, Inc.                                                   41,100   1,570
Rohm and Haas Co.                                               28,034   1,197
*Sealed Air Corp.                                               10,736     581
Sigma-Aldrich Corp.                                              8,900     509
Temple-Inland, Inc.                                              6,800     426
United States Steel Corp.                                       13,050     457
Vulcan Materials Co.                                            12,800     609
Weyerhaeuser Co.                                                27,720   1,774
Worthington Industries, Inc.                                    10,850     196
                                                                       -------
   Total                                                                39,233
                                                                       -------

Telecommunication Services (1.5%)
ALLTEL Corp.                                                    39,343   1,833
AT&T Corp.                                                      99,474   2,019
*AT&T Wireless Services, Inc.                                  342,516   2,737
BellSouth Corp.                                                233,235   6,600
CenturyTel, Inc.                                                18,200     594
*Citizens Communications Co.                                    35,900     446
*Nextel Communications, Inc. -- Class A                        138,833   3,896

 Balanced Portfolio

                                                              Shares/     Value
Common Stock (44.9%)                                           $ Par    $ (000's)
---------------------------------------------------------------------------------
Telecommunication Services continued
*Qwest Communications International, Inc.                     214,020       925
SBC Communications, Inc.                                      419,633    10,939
Sprint Corp.                                                  113,991     1,872
*Sprint Corp. (PCS Group)                                     130,640       734
Verizon Communications, Inc.                                  347,938    12,205
                                                                      ---------
   Total                                                                 44,800
                                                                      ---------

Utilities (1.3%)
*The AES Corp.                                                 78,275       739
*Allegheny Energy, Inc.                                        15,900       203
Ameren Corp.                                                   20,433       940
American Electric Power Co., Inc.                              49,820     1,520
*Calpine Corp.                                                 52,140       251
CenterPoint Energy, Inc.                                       38,626       374
Cinergy Corp.                                                  22,438       871
*CMS Energy Corp.                                              20,300       173
Consolidated Edison, Inc.                                      28,425     1,223
Constellation Energy Group, Inc.                               21,100       826
Dominion Resources, Inc.                                       40,825     2,606
DTE Energy Co.                                                 21,250       837
Duke Energy Corp.                                             114,142     2,334
*Dynegy, Inc. -- Class A                                       47,300       202
Edison International                                           41,180       903
El Paso Corp.                                                  75,817       621
Entergy Corp.                                                  28,791     1,645
Exelon Corp.                                                   41,162     2,732
FirstEnergy Corp.                                              41,074     1,446
FPL Group, Inc.                                                23,143     1,514
KeySpan Corp.                                                  20,000       736
Kinder Morgan, Inc.                                            15,533       918
Nicor, Inc.                                                     5,550       189
NiSource, Inc.                                                 33,184       728
Peoples Energy Corp.                                            4,600       193
*PG&E Corp.                                                    51,975     1,443
Pinnacle West Capital Corp.                                    11,500       460
PPL Corp.                                                      22,333       977
Progress Energy, Inc.                                          30,779     1,393
Public Service Enterprise Group, Inc.                          28,540     1,250
Sempra Energy                                                  28,259       849
The Southern Co.                                               92,000     2,784
TECO Energy, Inc.                                              23,700       342
TXU Corp.                                                      40,615       963
The Williams Companies, Inc.                                   65,400       642
Xcel Energy, Inc.                                              50,370       855
                                                                      ---------
   Total                                                                 36,682
                                                                      ---------
   Total Common Stock (Cost: $734,524)                                1,299,300
                                                                      ---------

Money Market Investment (20.4%)
--------------------------------------------------------------------------------

Agricultural Services (0.5%)
(b)Cargill, Inc., 1.06%, 3/5/04                            15,000,000    14,973
                                                                      ---------
   Total                                                                 14,973
                                                                      ---------
Asset-Backed Securities (CMO'S) (1.6%)
(b)Fcar Owner Trust I, 1.08%, 2/17/04                      15,000,000    14,979
(b)Sheffield Receivables, 1.09%, 1/7/04                    15,000,000    14,997
(b)Sheffield Receivables, 1.10%, 01/02/04                  15,000,000    15,000
                                                                         ------
   Total                                                                 44,976
                                                                         ------

Autos (1.0%)
(b)Daimler Chrysler Auto, 1.07%, 2/17/04                   15,000,000    14,979
(b)Daimler Chrysler Auto, 1.07%, 2/27/04                   12,524,000    12,503
                                                                         ------
   Total                                                                 27,482
                                                                         ------

Banks (0.1%)
(b)UBS Finance Delaware LLC, 0.95%, 1/2/04                  3,860,000     3,860
                                                                         ------
   Total                                                                  3,860
                                                                         ------

Beverages, Malt Beverages (0.5%)
(b)Coca-Cola Co., 1.09%, 2/27/04                           15,000,000    14,974
                                                                         ------
   Total                                                                 14,974
                                                                         ------

Electronic Computers (0.5%)
(b)International Business, 0.97%, 1/16/04                  15,391,000    15,385
                                                                         ------
   Total                                                                 15,385
                                                                         ------

Federal Government and Agencies (2.7%)
(b)Federal Home Loan Bank, 1.06%, 3/10/04                  15,000,000    14,972
(b)Federal Home Loan Mortgage Co., 1.065%, 2/5/04          34,200,000    34,165
(b)Federal Home Loan Mortgage Co., 1.07%, 1/14/04          15,100,000    15,094
(b)Federal National Mortgage Association, 1.06%, 1/20/04   15,000,000    14,992
                                                                         ------
   Total                                                                 79,223
                                                                         ------

Finance Lessors (0.5%)
(b)Receivable Capital Trust, 1.08%, 1/20/04                15,000,000    14,991
                                                                         ------
   Total                                                                 14,991
                                                                         ------

Finance Services (2.4%)
(b)American General, 1.13%, 3/5/04                         15,000,000    14,973
(b)John Deere Capital Corp., 1.20%, 1/12/04                10,000,000     9,996
(b)Wells Fargo Bank, 1.04%, 1/29/04                        15,000,000    15,001
(b)Windmill Funding Corp., 1.05%, 2/6/04                   15,000,000    14,984
Windmill Funding Corp., 1.08%, 2/13/04                     15,000,000    14,981
                                                                         ------
   Total                                                                 69,935
                                                                         ------

 Balanced Portfolio

                                                              Shares/     Value
Money Market Investment (20.4%)                                $ Par    $ (000's)
---------------------------------------------------------------------------------
Miscellaneous Business Credit Institutions (1.9%)
(b)Delaware Funding, 1.08%, 1/5/04                           10,000,000    9,999
(b)Delaware Funding, 1.08%, 1/29/04                          10,000,000    9,992
(b)General Electric Capital, 1.12%, 2/17/04                  15,000,000   14,979
(b)National Rural Utility, 1.08%, 1/28/04                    15,000,000   14,987
(b)Pitney Bowes Inc., 0.92%, 1/2/04                           3,700,000    3,700
                                                                         -------
   Total                                                                  53,657
                                                                         -------

Personal Credit Institutions (4.8%)
(b)American Express Credit, 1.08%, 4/1/04                    15,000,000   15,000
(b)CXC Inc., 1.07%, 2/9/04                                   15,000,000   14,983
(b)CXC Inc., 1.08%, 2/6/04                                   15,000,000   14,984
(b)General Electric Capital, 1.10%, 2/4/04                   15,000,000   14,984
(b)Household Finance Corp., 1.09%, 1/15/04                   15,000,000   14,994
(b)Preferred Receivable Funding, 1.08%, 1/28/04              15,000,000   14,988
(b)Preferred Receivable Funding, 1.09%, 1/15/04              15,000,000   14,993
(b)Toyota Motor Credit Corp., 1.02%, 3/2/04                  15,000,000   14,974
(b)Toyota Motor Credit Corp., 1.05%, 3/8/04                  15,000,000   14,972
                                                                         -------
   Total                                                                 134,872
                                                                         -------

Security Brokers and Dealers (1.0%)
(b)Morgan Stanley Dean Witter, 1.09%, 1/23/04                15,000,000   14,990
(b)Morgan Stanley Dean Witter, 1.08%, 2/17/04                15,000,000   14,979
                                                                         -------
   Total                                                                  29,969
                                                                         -------

Short Term Business Credit (2.9%)
(b)Old Line Funding Corp., 1.08%, 2/13/04                    10,000,000    9,987
(b)Old Line Funding Corp., 1.09%, 1/9/04                     15,000,000   14,997
(b)Thunder Bay Funding, Inc., 1.09%, 2/5/04                  15,000,000   14,984
(b)Thunder Bay Funding, Inc., 1.09%, 2/6/04                  15,000,000   14,984
Short Term Business Credit continued
(b)Transamerica Financial, 1.02%, 1/14/04                    15,000,000   14,994
(b)Transamerica Financial, 1.07%, 1/16/04                    15,000,000   14,993
                                                                       ---------
   Total                                                                  84,939
                                                                       ---------

   Total Money Market Investment (Cost: $589,185)                        589,236
                                                                       ---------

   Total Investments (103.9%) (Cost: $2,429,286)                       3,003,621
                                                                       ---------

   Total Assets, Less Liabilities (-3.9%)                               (112,133)
                                                                       ---------

   Total Net Assets (100.0%)                                           2,891,488
                                                                       ---------

 *Non-Income Producing

 144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

 IO -- Interest Only Security

(a)At 12/31/03 the aggregate cost of securities for federal tax purposes was $2,438,682 and the net unrealized appreciation of investments based on that cost was $564,939 which is comprised of $708,368 aggregate gross unrealized appreciation and $143,429 aggregate gross unrealized depreciation.

(b)All or a portion of the securities have been committed as collateral for open futures positions. Information regarding open futures contracts as of period end is summarized below.

                                                 Unrealized
                                                Appreciation/
                           Number of Expiration Depreciation
   Issuer (000's)          Contracts    Date       (000's)
   ----------------------------------------------------------
   US Long Bond (CBT)
    Commodity Future         1,090     03/04       $ 2,231
   (Total Notional Value
    at 12/31/03 $116,920)
   S & P 500 Index Futures   1,295     03/04       $13,598
   (Total Notional Value
    at 12/31/03 $345,959)

(d)Defaulted Security

    The Accompanying Notes are an Integral Part of the Financial Statements

 High Yield Bond Portfolio

Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2003

                                            Shares/    Value
Bonds (91.6%)                               $ Par   $ (000's)
-------------------------------------------------------------
Aerospace (0.5%)
L-3 Communications Corp.,
 6.125%, 1/15/14 144A                       950,000     952
                                                     ------
    Total Aerospace                                     952
                                                     ------

Auto Related (4.5%)
Advanced Accessory, 10.75%, 6/15/11         725,000     798
Asbury Automotive Group,
 8.00%, 3/15/14 144A                      1,150,000   1,156
Collins & Aikman Products,
 10.75%, 12/31/11                         1,125,000   1,105
HLI Operating Co., 10.50%, 6/15/10          925,000   1,065
Metaldyne Corp., 10.00%, 11/1/13
 144A                                     1,500,000   1,515
Oxford Automotive, Inc.,
 12.00%, 10/15/10 144A                    1,500,000   1,260
RJ Tower Corp., 12.00%, 6/1/13              750,000     739
United Components, Inc.,
 9.375%, 6/15/13                          1,275,000   1,393
                                                     ------
    Total Auto Related                                9,031
                                                     ------

Basic Materials (12.9%)
Chemicals (7.3%)
Huntsman Adv. Materials,
 11.00%, 7/15/10 144A                     1,900,000   2,100
Huntsman International LLC,
 9.875%, 3/1/09 144A                        550,000     602
Huntsman International, Inc.,
 9.875%, 3/1/09                             400,000     438
Huntsman LLC,
 11.625%, 10/15/10 144A                     750,000     765
IMC Global, Inc., 11.25%, 6/1/11          1,100,000   1,210
Koppers, Inc., 9.875%, 10/15/13 144A      1,125,000   1,240
Kraton Polymers LLC,
 8.125%, 1/15/14 144A                     1,300,000   1,352
Lyondell Chemical Co.,
 9.50%, 12/15/08                            500,000     523
Nalco Co. 8.875%, 11/15/13 144A           1,125,000   1,193
Resolution Perform Prod.,
 8.00%, 12/15/09 144A                     1,150,000   1,190
Rockwood Specialties Corp.,
 10.625%, 5/15/11 144A                    1,725,000   1,923
Terra Capital Corp., 11.50%, 6/1/10       1,050,000   1,097
United Agricultural Products,
 8.25%, 12/15/11 144A                     1,100,000   1,130
                                                     ------
    Total                                            14,763
                                                     ------

Metals/Mining (2.0%)
CSN Islands VIII Corp.,
 9.75%, 12/16/13 144A                     1,150,000   1,179
Massey Energy Co.
 6.625%, 11/15/10 144A                    1,125,000   1,153
Metals/Mining continued
Texas Industries Inc., 10.25%, 6/15/11      725,000     819
UCAR Finance, Inc., 10.25%, 2/15/12         725,000     834
                                                     ------
    Total                                             3,985
                                                     ------

Packaging/Containers (2.0%)
Anchor Glass Container,
 11.00%, 2/15/13                            750,000     870
Crown European Holdings SA,
 9.50%, 3/1/11                              550,000     623
Owens Brockway Glass Container,
 8.75%, 11/15/12                            775,000     863
Owens Brockway Glass Container.,
 8.25%, 5/15/13                             725,000     778
Pliant Corp., 11.125%, 9/1/09               740,000     799
                                                     ------
    Total                                             3,933
                                                     ------

Paper & Forest Products (1.6%)
Appleton Papers, Inc.,
 12.50%, 12/15/08                         1,250,000   1,413
Buckeye Technologies, Inc.,
 8.50%, 10/1/13                             925,000     990
Georgia Pacific Corp.
 8.00%, 1/15/24 144A                        750,000     765
                                                     ------
    Total                                             3,168
                                                     ------
    Total Basic Materials                            25,849
                                                     ------

Builders (3.6%)
Building Materials (2.6%)
Integrated Electrical Services, Inc.,
 9.375%, 2/1/09                           1,450,000   1,524
Nationsrent, Inc.,
 9.50%, 10/15/10 144A                       950,000   1,021
Norcraft Co., 9.00%, 11/1/11 144A           750,000     810
Nortek Holdings Inc.
 0.00%, 5/15/11 144A                        950,000     686
United Rentals NA, Inc.,
 7.75%, 11/15/13 144A                     1,125,000   1,149
                                                     ------
    Total                                             5,190
                                                     ------

Home Builders (1.0%)
Meritage Corp., 9.75%, 6/1/11             1,100,000   1,229
Technical Olympic USA, Inc.,
 9.00%, 7/1/10                              750,000     806
                                                     ------
    Total                                             2,035
                                                     ------
    Total Builders                                    7,225
                                                     ------

Capital Goods (6.7%)
Amsted Industries, Inc.,
 10.25%, 10/15/11 144A                    1,825,000   2,017
Bombardier Recreational,
 8.375%, 12/15/13 144A                    1,750,000   1,829

High Yield Bond Portfolio

                                                        Shares/     Value
Bonds (91.6%)                                            $ Par    $ (000's)
---------------------------------------------------------------------------
Capital Goods continued
Case New Holland, Inc.,
 9.25%, 8/1/11 144A                                     800,000       896
Columbus McKinnon Corp.,
 10.00%, 8/1/10                                         925,000       985
General Cable Corp.,
 9.50%, 11/15/10 144A                                 1,325,000     1,418
Jacuzzi Brands Inc.,
 9.625%, 7/1/10 144A                                    750,000       825
JLG Industries Inc., 8.25%, 5/1/08                      500,000       543
Rexnord Corp., 10.125%, 12/15/12                        750,000       821
Sensus Metering Systems,
 8.625%, 12/15/13 144A                                1,300,000     1,334
Terex Corp. 7.375%, 1/15/14 144A                      1,625,000     1,662
Trimas Corp., 9.875%, 6/15/12                           975,000     1,016
                                                                   ------
    Total Capital Goods                                            13,346
                                                                   ------

Consumer Products (6.9%)
------------------------
Consumer Products (2.5%)
Hines Nurseries, Inc.
 10.25%, 10/1/11 144A                                   775,000       845
Jafra Cosmetics, 10.75%, 5/15/11                      1,100,000     1,207
Jostens Holding, 10.25%, 12/1/10 144A                   925,000       580
Rayovac Corp., 8.50%, 10/1/13                         1,125,000     1,193
Simmons Co. 7.875%, 1/15/14 144A                      1,100,000     1,106
                                                                   ------
    Total                                                           4,931
                                                                   ------

Retail Food & Drug (0.6%)
Delhaize America, Inc., 9.00%, 4/15/31                  950,000     1,154
                                                                   ------
    Total                                                           1,154
                                                                   ------

Retail Store (2.0%)
Cole National Group, 8.875%, 5/15/12                  1,000,000     1,070
Couche-Tard US,
 7.50%, 12/15/13 144A                                 1,525,000     1,597
Payless Shoesource, Inc., 8.25%, 8/1/13               1,350,000     1,299
                                                                   ------
    Total                                                           3,966
                                                                   ------
Textile/Apparel (1.8%)
Oxford Industries, Inc.,
 8.875%, 6/1/11 144A                                  1,050,000     1,148
Perry Ellis International, Inc.,
 8.875%, 9/15/13 144A                                   750,000       789
Phillips Van Heusen Corp.,
 8.125%, 5/1/13                                         700,000       744
Tommy Hilfiger USA, Inc.,
 6.85%, 6/1/08                                          200,000       201
Warnaco, Inc., 8.875%, 6/15/13 144A                     725,000       747
                                                                   ------
    Total                                                           3,629
                                                                   ------
    Total Consumer Products                                        13,680
                                                                   ------

Energy (6.6%)
-------------
Gas Pipeline/Oil Field Service (2.8%)
Dynegy Holdings Inc.,
 10.125%, 7/15/13 144A                                1,125,000     1,294
Hanover Equip TR., 8.75% 9/1/11                         975,000     1,034
Hanover Equipment Trust 01 A,
 0.00%, 3/31/07                                         750,000       551
Gas Pipeline/Oil Field Service continued
Parker Drilling Co.,
 9.625%, 10/1/13 144A                                 1,125,000     1,170
Suburban Propane Partners,
 6.875%, 12/15/13 144A                                1,525,000     1,539
                                                                   ------
    Total                                                           5,588
                                                                   ------
Oil & Gas Exploration/Production (3.2%)
Compton Pete Corp., 9.90%, 5/15/09                      750,000       818
Hilcorp Energy, 10.50%, 9/1/10 144A                   2,100,000     2,299
Petrobras International,
 8.375%, 12/10/18                                     1,125,000     1,156
Range Resources Corp.
 7.375%, 7/15/13                                        775,000       775
Tom Brown, Inc., 7.25%, 9/15/13                       1,125,000     1,190
                                                                   ------
    Total                                                           6,238
                                                                   ------
Oil Refining & Marketing (0.6%)
Citgo Petroleum Corp.,
 11.375%, 2/1/11                                      1,100,000     1,276
    Total                                                           1,276
                                                                   ------
    Total Energy                                                   13,102
                                                                   ------

Financials (4.6%)
-----------------
Financial Services (3.5%)
AmeriCredit Corp., 9.875%, 4/15/06                    1,375,000     1,444
Dollar Financial Group
 9.75%, 11/15/11 144A                                 1,875,000     1,940
IOS Capital LLC, 7.25%, 6/30/08                       1,670,000     1,779
WMC Finance Co.
 11.75%, 12/15/08 144A                                1,750,000     1,746
                                                                   ------
    Total                                                           6,909
                                                                   ------
Insurance (1.1%)
Crum & Forster Holding Corp.,
 10.375%, 6/15/13 144A                                  925,000     1,028
Fairfax Financial Holdings,
 7.375%, 3/15/06                                      1,125,000     1,136
                                                                   ------
    Total                                                           2,164
                                                                   ------
    Total Financials                                                9,073
                                                                   ------

Financials Banking (0.3%)
-------------------------
Western Financial Bank-FSB,

 9.625%, 5/15/12                                        625,000       697
                                                                   ------
    Total Financials Banking                                          697
                                                                   ------

Foods (5.3%)
------------
Food/Beverage/Tobacco (3.8%)
Bavaria SA, 8.875%, 11/1/10 144A                      1,125,000     1,153
Land O Lakes, Inc.,
 9.00%, 12/15/10 144A                                 1,525,000     1,536
Merisant Co., 9.50%, 7/15/13 144A                     1,125,000     1,198
Pinnacle Foods Holding,
 8.25%, 12/1/13 144A                                  1,325,000     1,371
RJ Reynolds Tobacco Holdings,
 7.25%, 6/1/12                                          750,000       739

High Yield Bond Portfolio

                                                        Shares/    Value
Bonds (91.6%)                                           $ Par    $ (000's)
---------------------------------------------------------------------------
Food/Beverage/Tobacco continued
Seminis Vegetable Seeds,
 10.25%, 10/1/13 144A                                   450,000       484
Tabletop Holdings, 0%, 5/15/14 144A                   1,875,000     1,031
                                                                   ------
    Total                                                           7,512
                                                                   ------
Restaurant (1.5%)
Buffets, Inc., 11.25%, 7/15/10                        1,000,000     1,073
Domino's, Inc., 8.25%, 7/1/11, 144A                     735,000       787
O'Charleys, Inc., 9.00%, 11/1/13 144A                 1,150,000     1,156
                                                                   ------
    Total                                                           3,016
                                                                   ------
    Total Foods                                                    10,528
                                                                   ------

Gaming/Lodging/Leisure (8.8%)
-----------------------------
Gaming (4.3%)
(d)Hollywood Casino Shreveport,
 13.00%, 8/1/06                                         700,000       469
Inn of The Mountain Gods.,
 12.00%, 11/15/10 144A                                1,500,000     1,593
Jacobs Entmt, Inc., 11.875%, 2/01/09                    675,000       756
Majestic Star Casino, LLC,
 9.50%, 10/15/10 144A                                 1,500,000     1,538
Poster Financial Group,
 8.34%, 12/1/11 144A                                    750,000       793
Resort Intl. Hotel/Casino,
 11.50%, 3/15/09                                      1,000,000     1,088
River Rock Entertainment,
 9.75%, 11/1/11 144A                                  1,125,000     1,209
Wheeling Island Gaming,
 10.125%, 12/15/09                                    1,125,000     1,193
                                                                   ------
    Total                                                           8,639
                                                                   ------
Leisure (4.1%)
Bally Total Fitness Holdings, Series D,
 9.875%, 10/15/07                                       850,000       774
Equinox Holdings LTD.
 9.00%, 12/15/09 144A                                   925,000       955
IMAX Corp., 9.625%, 12/1/10 144A                      1,325,000     1,393
Intrawest Corp. 7.50%, 10/15/13 144A                    750,000       780
Royal Caribbean Cruises,
 6.875%, 12/1/13                                      1,500,000     1,511
Six Flags, Inc., 8.875%, 2/1/10                       1,775,000     1,821
Universal City Development Corp.,
 11.75%, 4/1/10 144A                                    875,000     1,024
                                                                   ------
    Total                                                           8,258
                                                                   ------
Lodging (0.4%)
Host Marriott LP, 7.125%, 11/1/13 144A                  750,000       765
                                                                   ------
    Total                                                             765
                                                                   ------
    Total Gaming/Lodging/Leisure                                   17,662
                                                                   ------
Healthcare/Pharmaceuticals (6.8%)
--------------------------------

Ameripath, Inc., 10.50%, 4/1/13                       1,400,000     1,490
Biovail Corp., 7.875%, 04/01/10                       1,125,000     1,148
General Nutrition Center,
 8.50%, 12/1/10 144A                                  1,750,000     1,793
Genesis HealthCare Corp.
 8.00%, 10/15/13 144A                                   750,000       782
National Nephrology Associates,
 9.00%, 11/1/11 144A                                  1,125,000     1,178
Healthcare/Pharmaceuticals continued
Quintiles Transnational,
 10.00%, 10/1/13, 144A                                1,125,000     1,215
Senior Housing Property Trust,
 7.875%, 4/15/15                                        800,000       840
Service Group International,
 7.70%, 4/15/09                                         650,000       694
Tenet Healthcare Corp.,
 6.375%, 12/1/11                                        725,000       696
Tenet Healthcare Corp., 7.375%, 2/1/13                  750,000       754
Universal Hospital Services,
 10.125%, 11/1/11 144A                                  750,000       788
Valeant Pharmaceuticals,
 7.00%, 12/15/11 144A                                 1,350,000     1,391
Ventas Realty Ltd. Partnership,
 9.00%, 5/1/12                                          750,000       833
                                                                   ------
    Total Healthcare/
     Pharmaceuticals                                               13,602
                                                                   ------
Media (8.5%)
Broadcasting (0.7%)
Granite Broadcasting
 9.75%, 12/1/10 144A                                  1,375,000     1,372
                                                                   ------
    Total                                                           1,372
                                                                   ------
Cable/Satellite (3.0%)
Charter Communications Holdings
 LLC, 9.625%, 11/15/09                                  750,000       660
Echostar Corp., 6.375%, 10/1/11 144A                  1,500,000     1,537
Insight Midwest, 9.75%, 10/1/09                         950,000     1,005
Lodgenet Entertainment,
 9.50%, 6/15/13                                       1,100,000     1,205
MediaCom LLC, 9.50%, 1/15/13                          1,500,000     1,589
                                                                   ------
    Total                                                           5,996
                                                                   ------
Publishing (4.8%)
American Achievement Corp.,
 11.625%, 1/1/07                                        700,000       770
American Color Graphics, Inc.,
 10.00%, 6/15/10 144A                                   750,000       769
Dex Media West,
 9.875%, 8/15/13 144A                                 1,100,000     1,279
Houghton Mifflin Co., 9.875% 2/1/13                   1,150,000     1,265
Mail-Well Corp., 9.625%, 3/15/12                        800,000       888
Moore NA Finance,
 7.875%, 1/15/11 144A                                   875,000       991
Primedia, Inc., 7.625%, 4/1/08                        1,125,000     1,136
Vertis, Inc., 10.875%, 6/15/09                        1,150,000     1,222
Von Hoffman Corp., 10.25%, 3/15/09                      750,000       799
Von Hoffman Corp.
 10.25%, 03/15/09 144A                                  375,000       399
                                                                   ------
    Total                                                           9,518
                                                                   ------
    Total Media                                                    16,886
                                                                   ------
Real Estate (1.1%)
CB Richards Ellis Services, Inc.,
 11.25%, 6/15/11                                        350,000       396
CBRE Escrow, Inc.,
 9.75%, 5/15/10 144A                                  1,000,000     1,110

High Yield Bond Portfolio


                                                        Shares/    Value
Bonds (91.6%)                                            $ Par   $ (000's)
--------------------------------------------------------------------------
Real Estate continued
LNR Property Corp.,
 7.25%, 10/15/13 144A                                   750,000       763
                                                                   ------
    Total Real Estate                                               2,269
                                                                   ------
Services (1.4%)
---------------
Environmental Services (0.5%)
MSW Energy Holdings,
 8.50%, 9/1/10 144A                                     925,000     1,008
                                                                   ------
    Total                                                           1,008
                                                                    -----
Services--Other (0.9%)
Buhrmann US, Inc., 12.25%, 11/1/09                      350,000       392
Kindercare Learning Centers,
 9.50%, 2/15/09                                       1,325,000     1,345
                                                                    -----
    Total                                                           1,737
                                                                    -----
    Total Services                                                  2,745
                                                                    -----
Telecommunications (4.5%)
-------------------------
Telecom -- Wireless (2.8%)
ACC Escrow Corp.,
 10.00%, 8/1/11 144A                                  1,150,000     1,283
Crown Castle Intl Corp.
 7.50%, 12/1/13 144A                                    375,000       377
Crown Castle Intl Corp.,
 7.50%, 12/1/13 144A                                    775,000       779
Nextel Communications,
 7.375%, 8/1/15                                         925,000       994
Nextel Partners, Inc., 12.50%, 11/15/09                 775,000       899
Nextel Partners, Inc., 11.00%, 3/15/10                  350,000       387
Triton PCS, 8.75%, 11/15/11                             925,000       911
                                                                    -----
    Total                                                           5,630
                                                                    -----

Telecom -- Wireline (1.7%)
Cincinnati Bell, Inc.
 8.375%, 1/15/14 144A                                   925,000       994
(d)MCI Communications Corp.,
 7.75%, 3/23/25                                         375,000       302
(d)MCI Communications Corp.,
 7.125%, 6/15/27                                      1,125,000       906
Qwest Capital Funding, 7.75%, 8/15/06                   750,000       776
Qwest Communications INTL.
 7.50%, 11/1/08 B                                       375,000       385
                                                                    -----
    Total                                                           3,363
                                                                    -----
    Total Telecommunications                                        8,993
                                                                    -----
Telephone Communications (0.5%)
-------------------------------
Qwest Communications, Inc., 13.50%,
 12/15/10, 144A                                         795,000       966
                                                                    -----
    Total Telephone
     Communications                                                   966
                                                                    -----
Transportation (4.6%)
---------------------
Airlines (0.6%)
Continental Airlines Inc.,
 7.875%, 7/2/18                                       1,125,000     1,132
                                                                    -----
    Total                                                           1,132
                                                                    -----

Transportation -- Rail & Other (4.0%)
(d)American Commercial LLC,
 11.25%, 1/1/08                                         551,186        61
Laidlaw International, Inc.,
 10.75%, 6/15/11 144A                                 1,275,000     1,440
OMI Corp., 7.625%, 12/1/13 144A                       1,125,000     1,135
Quality Distrib/QD Cap
 9.00%, 11/15/10 144A                                   575,000       602
Railamerica Transportation Corp.,
 12.875%, 8/15/10                                     1,400,000     1,625
Ship Finance Intl LTD.
 8.50%, 12/15/13 144A                                 1,100,000     1,089
Stena AB, 9.625%, 12/1/12                             1,075,000     1,212
TFM SA DE C V, 12.50%, 6/15/12                          750,000       855
    Total                                                           8,019
                                                                  -------
    Total Transportation                                            9,151
                                                                  -------

Utilities (3.5%)
----------------
Aes Corp., 8.75%, 5/15/13 144A                          375,000       419
Aes Corp., 9.00%, 5/15/15 144A                          900,000     1,017
Calpine Corp., 8.50%, 7/15/10 144A                      750,000       731
CMS Energy Corp., 7.75%, 8/1/10
 144A                                                   875,000       920
Nevada Power Co., 8.25%, 6/1/11                         750,000       818
NRG Energy Inc., 8.00%, 12/15/13
 144A                                                 1,700,000     1,787
Reliant Resources, Inc.,
 9.50%, 7/15/13 144A                                  1,150,000     1,231
                                                                  -------
    Total Utilities                                                 6,923
                                                                  -------
    Total Bonds
     (Cost: $171,895)                                             182,680
                                                                  -------

Preferred Stock (1.3%)
-------------------------------------------------------------------------

Media (1.3%)
------------
Cable/Satellite (1.3%)
CSC Holdings, Inc.--Series H                             15,250     1,586
CSC Holdings, Inc.,--Series M                             8,708       914
NTL Europe, Inc., 10.00%, 1/10/23                            25         0
                                                                  -------
    Total Media                                                     2,500
                                                                  -------

Telecommunications (0.0%)
-------------------------
Telecom -- Wireless (0.0%)
Intermedia Communications, Inc.                               1         0
                                                                  -------
    Total Telecommunications                                            0
                                                                  -------

Transportation (0.0%)
---------------------
Rail & Other (0.0%)
American Commercial Lines LLC                             4,948         1
                                                                  -------
    Total Transportation                                                1
                                                                  -------
    Total Preferred Stock
     (Cost: $2,836)                                                 2,501
                                                                  -------

High Yield Bond Portfolio

                                                        Shares/    Value
Common Stocks and Warrants (0.1%)                        $ Par    $ (000's)
--------------------------------------------------------------------------
Gaming/Lodging/Leisure (0.0%)
-----------------------------
*La Quinta Corp.                                         11,117        71
                                                                  -------
    Total Gaming/Lodging/Leisure                                       71
                                                                  -------

Media (0.0%)
------------
Cable/Satellite (0.0%)
NTL Europe, Inc.                                             10         0
NTL, Inc.                                                    12         0
                                                                  -------
    Total Media                                                         0
                                                                  -------

Telecommunications (0.0%)
-------------------------
Telecom -- Wireless (0.0%)
American Tower Corporation -- Warrants                    2,900        36
Horizon PCS, Inc. -- Warrant 144A                         2,000         0
IWO Holdings, Inc. 144A                                   1,150         0
                                                                  -------
    Total Telecommunications                                           36
                                                                  -------

Transportation (0.1%)
--------------------
Rail & Other (0.1%)
Railamerica Transportation Corp.                          1,400        82
                                                                  -------
    Total Transportation                                          $    82
                                                                  -------
    Total Common Stocks and Warrants
     (Cost: $456)                                                     189
                                                                  -------

Autos (4.0%)
------------
Toyota Motor Credit Corp.,
 0.99%, 2/12/04                                       8,000,000     7,990
                                                                  -------
    Total Autos                                                     7,990
                                                                  -------

Banks (1.5%)
------------
UBS Finance Delaware LLC,
 0.95%, 1/2/04                                        3,000,000     3,000
                                                                  -------
    Total Banks                                                     3,000
                                                                  -------
    Total Money Market
     Investment (Cost: $10,990)                                    10,990
                                                                  -------
    Total Investments (98.5%)
     (Cost $186,177)(a)                                           196,360
                                                                  -------
    Other Assets, Less Liabilities (1.5%)                           3,011
                                                                  -------
    Total Net Assets (100.0%)                                     199,371
                                                                  -------

*    Non-Income Producing

     ADR -- American Depository Receipt

     144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

(a) At 12/31/03 the aggregate cost of securities for federal tax purposes was $186,177 and the net unrealized appreciation of investments based on that cost was $10,183 which is comprised of $11,645 aggregate gross unrealized appreciations and $1,462 aggregate gross unrealized depreciation.

(c)  PIK -- Payment In Kind

(d)  Defaulted Security

     The Accompanying Notes are an Integral Part of the Financial Statements

Select Bond Portfolio

Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2003


                                                        Shares/   Value
Revenue Bonds (0.4%)                                     $ Par   $ (000's)
--------------------------------------------------------------------------
Municipal Bond -- Revenue (0.4%)
Nashville And Davidson County,
 Tennessee Health And Educational
 Facilities Board of The Metropolitan
 Government, 0.00%, 6/1/21                            6,500,000     2,704
                                                                 --------
    Total Revenue Bonds
     (Cost: $2,721)                                                 2,704
                                                                 --------
Corporate Bonds (26.9%)
-------------------------------------------------------------------------

Aerospace-Defense (0.8%)
Lockheed Martin Corp.,
 8.20%, 12/1/09                                       3,850,000     4,675
                                                                 --------
    Total                                                           4,675
                                                                 --------

Auto Related (2.1%)
American Honda Finance,
 3.85%, 11/6/08 144A                                  4,120,000     4,149
Toyota Motor Credit Corp.,
 2.875%, 8/1/08                                       1,190,000     1,168
Toyota Motor Credit Corp.,
 4.35%, 12/15/10                                      3,180,000     3,223
Toyota Motor Credit Corp.,
 5.65%, 1/15/07                                       4,000,000     4,408
                                                                 --------
    Total                                                          12,948
                                                                 --------

Beverages, Malt Beverages (2.6%)
Anheuser-Busch Companies, Inc.,
 7.00%, 12/1/25                                       4,200,000     4,624
Anheuser-Busch Companies, Inc.,
 7.50%, 3/15/12                                         378,000       452
Coca-Cola Enterprises, Inc.,
 5.25%, 5/15/07                                       5,000,000     5,364
Coca-Cola Enterprises, Inc.,
 5.375%, 8/15/06                                      1,500,000     1,610
Coca-Cola Enterprises, Inc.,
 5.75%, 3/15/11                                       4,000,000     4,371
                                                                 --------
    Total                                                          16,421
                                                                 --------

Broad Woven Fabric Mills, Manmade (0.1%)
(d)Polysindo International Finance,
 11.375%, 6/15/06                                     4,200,000       378
                                                                 --------
    Total                                                             378
                                                                 --------

Commercial Banks (3.2%)
Bank of America Corp.,
 4.875%, 1/15/13                                        820,000       819
Bank of America Corp.,
 7.40%, 1/15/11                                       1,133,000     1,329
Bank One Corp., 5.25%, 1/30/13                        4,000,000     4,104
HBOS Treasury Services, 3.75%, 9/30/08                4,100,000     4,102
Rabobank Capital Fund II,
 5.26%, 12/31/13 144A                                 3,700,000     3,705
RBS Capital Trust II, 6.425%, 1/3/34                  5,320,000     5,376
Unionbancal Corp., 5.25%, 12/16/13                      500,000       505
                                                                 --------
     Total                                                         19,940
                                                                 --------

Corporate Bonds (26.9%)
--------------------------------------------------------------------------

Commercial Physical Research (0.8%)
Monsanto Co., 7.375%, 8/15/12                         4,100,000     4,679
                                                                 --------
    Total                                                           4,679
                                                                 --------

Crude Petroleum and Natural Gas (0.5%)
Occidental Petroleum, 8.45%, 2/15/29                  1,430,000     1,875
Occidental Petroleum,
 10.125%, 9/15/09                                     1,000,000     1,289
                                                                 --------
    Total                                                           3,164
                                                                 --------

Data Processing and Preparation (0.6%)
Fiserv, Inc., 4.00%, 4/15/08                          1,000,000       995
GTECH Holdings Corp.,
 4.75%, 10/15/10 144A                                 2,550,000     2,578
                                                                 --------
    Total                                                           3,573
                                                                 --------

Electrical Equipment and Supplies (0.7%)
Cooper Industries, Inc., 5.50%, 11/1/09               4,000,000     4,302
                                                                 --------
    Total                                                           4,302
                                                                 --------

Fire, Marine and Casualty Insurance (2.5%)
Berkley (WR) Corp., 5.875%, 2/15/13                   2,750,000     2,809
Berkley (WR) Corp., 9.875%, 5/15/08                   2,860,000     3,486
Progressive Corp., 6.25%, 12/1/32                     4,215,000     4,400
Progressive Corp., 6.375%, 1/15/12                    1,415,000     1,560
Travelers Property Casualty Corp.,
 6.375%, 3/15/33                                      3,300,000     3,441
                                                                 --------
    Total                                                          15,696
                                                                 --------

Measuring and Controlling Devices (0.4%)
Rockwell Automation, Inc.,
 6.70%, 1/15/28                                       2,280,000     2,497
                                                                 --------
    Total                                                           2,497
                                                                 --------

Miscellaneous Manufacturing Industries (0.2%)
Textron Financial Corp., 2.75%, 6/1/06                1,300,000     1,297
                                                                 --------
    Total                                                           1,297
                                                                 --------

Motors and Generators (0.2%)
Emerson Electric Co., 4.50%, 5/1/13                     655,000       639
Emerson Electric Co., 5.75%, 11/1/11                    796,000       858
                                                                 --------
    Total                                                           1,497
                                                                 --------

Office Machines (0.4%)
Pitney Bowes Credit Corp.,
 5.75%, 8/15/08                                       2,250,000     2,459
                                                                 --------
    Total                                                           2,459
                                                                 --------

Oil and Gas Extraction (0.8%)
Chevrontexaco Corp., 6.625%, 10/1/04                  4,500,000     4,674
                                                                 --------
    Total                                                           4,674
                                                                 --------

Pharmaceutical Preparations (3.3%)
Johnson & Johnson, Inc.,
 3.80%, 5/15/13                                       2,900,000     2,738

Select Bond Portfolio

                                                        Shares/    Value
Corporate Bonds (26.9%)                                  $ Par   $ (000's)
--------------------------------------------------------------------------

Pharmaceutical Preparations continued
Johnson & Johnson, Inc.,
 4.95%, 5/15/33                                       3,300,000     3,001
Johnson & Johnson, Inc.,
 6.625%, 9/1/09                                       2,750,000     3,173
Johnson & Johnson, Inc.,
 6.95%, 9/1/29                                        2,200,000     2,608
Merck & Co., Inc. 5.95%, 12/1/28                      4,841,000     5,015
Merck & Co., Inc., 6.40%, 3/1/28                      1,100,000     1,209
Pfizer, Inc., 5.625%, 2/1/06                          1,875,000     2,007
Pfizer Inc., 5.625%, 4/15/09                          1,100,000     1,195
                                                                 --------
    Total                                                          20,946
                                                                 --------

Property & Casualty Insurance (1.1%)
Berkshire Hathaway, Inc.,
 4.625%, 10/15/13 144A                                6,880,000     6,764
                                                                 --------
    Total                                                           6,764
                                                                 --------

Radio, TV Electronic Stores (1.1%)
RadioShack Corp., 6.95%, 9/1/07                       1,500,000     1,687
RadioShack Corp., 7.375%, 5/15/11                     4,885,000     5,637
                                                                 --------
    Total                                                           7,324
                                                                 --------

Real Estate Investment Trusts (0.4%)
Vornado Realty Trust, 4.75%, 12/1/10                  2,520,000     2,520
                                                                 --------
    Total                                                           2,520
                                                                 --------

Retail -- Retail Stores (3.5%)

Estee Lauder, Inc., 5.75%, 10/15/33                   5,400,000     5,324
Fortune Brands, Inc., 4.875%, 12/1/13                 1,370,000     1,373
The Gillette Co., 2.50%, 6/1/08                       3,300,000     3,177
Limited Brands, Inc., 6.125%, 12/1/12                 1,040,000     1,115
Limited Brands, Inc., 6.95%, 3/1/33                   4,526,000     4,922
Office Depot, 6.25%, 8/15/13                          3,357,000     3,525
VF Corp., 6.00%, 10/15/33 144A                        2,850,000     2,818
                                                                 --------
    Total                                                          22,254
                                                                 --------

Savings Institutions Except Federal (0.4%)
U.S. Central Credit Union,
 5/30/08, 2.75%                                       2,600,000     2,511
                                                                 --------
    Total                                                           2,511
                                                                 --------

Steel Wire and Related Products (0.6%)
Hubbell, Inc., 6.375%, 5/15/12                        3,200,000     3,461
                                                                 --------
    Total                                                           3,461
                                                                 --------

Wines and Distilled Beverages (0.6%)
Brown Forman Corp., 3.00%, 3/15/08                    3,500,000     3,426
                                                                 --------
    Total                                                           3,426
                                                                 --------

    Total Corporate Bonds

    (Cost: $165,255)                                              167,406
                                                                 --------

Government (Domestic and Foreign)
and Agency Bonds (60.1%)
-------------------------------------------------------------------------
Federal Government and Agencies (60.1%)
Aid-Israel, 0.00%, 11/1/24                            8,900,000     2,682
Aid-Israel, 5.50%, 3/18/33                            3,700,000     3,726
Federal Home Loan Bank,
 5.54%, 1/8/09                                        3,700,000     4,036
Federal Government and Agencies continued
Federal Home Loan Mortgage Corp.,
 7.50%, 10/1/27                                         939,476     1,012
Federal National Mortgage Association,
 5.97%, 10/1/08                                       3,608,688     3,926
Federal National Mortgage Association,
 6.22%, 2/1/06                                        1,781,805     1,883
Federal National Mortgage Association,
 6.24%, 1/1/06                                        5,018,303     5,286
Federal National Mortgage Association,
 6.265%, 10/1/08                                      2,804,619     3,073
Federal National Mortgage Association,
 6.36%, 4/1/08                                        3,489,816     3,824
Federal National Mortgage Association,
 6.39%, 4/1/08                                        1,324,343     1,452
Federal National Mortgage Association,
 6.75%, 4/25/18                                       1,878,813     2,011
Federal National Mortgage Association,
 6.75%, 12/25/23                                      1,875,971     1,931
Federal National Mortgage Association,
 7.36%, 4/1/11                                        2,891,955     3,346
Federal National Mortgage Association,
 11.00%, 12/1/12                                         22,613        26
Federal National Mortgage Association,
 11.00%, 9/1/17                                         105,488       120
Federal National Mortgage Association,
 11.00%, 12/1/17                                         22,387        26
Federal National Mortgage Association,
 11.00%, 2/1/18                                          48,238        55
Federal National Mortgage Association,
 11.50%, 4/1/18                                          31,260        36
Federal National Mortgage Association,
 12.00%, 9/1/12                                         164,001       187
Federal National Mortgage Association,
 12.00%, 12/1/12                                         47,322        55
Federal National Mortgage Association,
 12.00%, 9/1/17                                          39,078        45
Federal National Mortgage Association,
 12.00%, 10/1/17                                         30,535        35
Federal National Mortgage Association,
 12.00%, 12/1/17                                         24,132        28
Federal National Mortgage Association,
 12.00%, 2/1/18                                          55,349        64
Federal National Mortgage Association,
 12.25%, 1/1/18                                          38,747        45
Federal National Mortgage Association,
 12.50%, 4/1/18                                          13,081        15
Federal National Mortgage Association,
 13.00%, 11/1/12                                         28,182        33
Federal National Mortgage Association,
 13.00%, 11/1/17                                         22,006        26
Federal National Mortgage Association,
 13.00%, 12/1/17                                         15,918        19
Federal National Mortgage Association,
 13.00%, 2/1/18                                          69,206        82
Federal National Mortgage Association,
 14.00%, 12/1/17                                         16,639        20
Government National Mortgage
 Association, 5.50%, 10/15/31                           123,829       126
Government National Mortgage
 Association, 5.50%, 11/15/31                            26,002        26

Select Bond Portfolio


Government (Domestic and Foreign)                       Shares/      Value
and Agency Bonds (60.1%)                                 $ Par     $ (000's)
----------------------------------------------------------------------------
Federal Government and Agencies continued
Government National Mortgage
 Association, 5.50%, 12/15/31                           667,871       679
Government National Mortgage
 Association, 5.50%, 1/15/32                            879,923       896
Government National Mortgage
 Association, 5.50%, 2/15/32                            378,312       385
Government National Mortgage
 Association, 5.50%, 3/15/32                            604,437       614
Government National Mortgage
 Association, 5.50%, 4/15/32                             34,859        35
Government National Mortgage
 Association, 5.50%, 7/15/32                             64,627        66
Government National Mortgage
 Association, 5.50%, 9/15/32                         11,311,234    11,512
Government National Mortgage
 Association, 7.00%, 5/15/23                             58,090        62
Government National Mortgage
 Association, 7.50%, 4/15/22                             36,185        39
Government National Mortgage
 Association, 7.50%, 10/15/23                           114,631       124
Government National Mortgage
 Association, 7.50%, 11/15/25                             2,009         2
Government National Mortgage
 Association, 7.50%, 5/15/26                              2,873         3
Government National Mortgage
 Association, 7.50%, 1/15/27                             42,473        46
Government National Mortgage
 Association, 7.50%, 2/15/27                             48,706        52
Government National Mortgage
 Association, 7.50%, 3/15/27                             11,403        12
Government National Mortgage
 Association, 7.50%, 4/15/27                             10,863        12
Government National Mortgage
 Association, 7.50%, 8/15/27                              1,185         1
Government National Mortgage
 Association, 7.50%, 6/15/28                             57,905        62
Government National Mortgage
 Association, 8.00%, 1/15/26                             61,292        67
Government National Mortgage
 Association, 8.00%, 2/15/26                            102,774       112
Government National Mortgage
 Association, 8.00%, 8/15/26                            121,064       132
Government National Mortgage
 Association, 8.00%, 9/15/26                             45,158        49
Government National Mortgage
 Association, 8.00%, 12/15/26                            16,545        18
Government National Mortgage
 Association, 8.00%, 1/15/27                             34,245        37
Government National Mortgage
 Association, 8.00%, 3/15/27                             92,783       101
Government National Mortgage
 Association, 8.00%, 4/15/27                            248,536       271
Government National Mortgage
 Association, 8.00%, 6/15/27                             67,549        74
Government National Mortgage
 Association, 8.00%, 7/15/27                             41,162        45
Government National Mortgage
 Association, 8.00%, 8/15/27                             80,930        88
Government National Mortgage
 Association, 8.00%, 9/15/27                             57,088        62
Federal Government and Agencies continued
Government National Mortgage
 Association, 8.50%, 9/15/21                              5,789         6
Government National Mortgage
 Association, 8.50%, 3/15/23                                389         0
Government National Mortgage
 Association, 8.50%, 6/15/24                             18,494        20
Government National Mortgage
 Association, 8.50%, 7/15/24                             25,190        28
Government National Mortgage
 Association, 8.50%, 11/15/24                            72,275        80
Government National Mortgage
 Association, 8.50%, 2/15/25                             15,693        17
Government National Mortgage
 Association, 11.00%, 1/15/18                         1,211,276     1,369
Government National Mortgage
 Association, TBA, 4.50%, 1/1/34                     41,705,455    39,869
Government National Mortgage
 Association, TBA, 5.00%, 1/1/34                     11,000,000    10,887
Housing & Urban Development,
 6.08%, 8/1/13                                        4,000,000     4,403
Housing & Urban Development,
 6.17%, 8/1/14                                        3,000,000     3,317
Rural Housing Trust 1987-1, Series 1,
 Class D, 6.33%, 4/1/26                                 391,871       392
State of Israel, 7.25%, 12/15/28                      3,465,000     3,747
US Treasury, 1.125%, 6/30/05                          1,225,000     1,218
US Treasury, 1.625%, 3/31/05                          2,830,000     2,840
US Treasury, 1.625%, 4/30/05                          1,770,000     1,775
US Treasury, 1.625%, 9/30/05                          2,135,000     2,134
US Treasury, 1.75%, 12/31/04                          2,000,000     2,010
US Treasury, 2.00%, 5/15/06                           1,850,000     1,850
US Treasury, 2.375%, 8/15/06                          2,625,000     2,639
US Treasury, 2.625%, 5/15/08                          9,495,000     9,352
US Treasury, 3.00%, 11/15/07                         14,510,000    14,635
US Treasury, 3.00%, 2/15/08                          39,145,000    39,328
US Treasury, 3.125%, 9/15/08                          1,085,000     1,084
US Treasury, 3.25%, 5/31/04                          25,000,000    25,230
US Treasury, 3.25%, 8/15/07                             960,000       979
US Treasury, 3.50%, 11/15/06                             34,000        35
US Treasury, 3.375%, 11/15/08                         1,915,000     1,930
US Treasury, 3.625%, 5/15/13                         10,792,000    10,373
US Treasury, 3.875%, 2/15/13                          1,090,000     1,067
US Treasury, 4.00%, 11/15/12                          5,065,000     5,016
US Treasury, 4.25%, 8/15/13                           5,422,000     5,429
US Treasury, 4.375%, 5/15/07                          2,096,000     2,220
US Treasury, 5.375%, 2/15/31                          6,970,000     7,269
US Treasury, 6.50%, 5/15/05                          50,470,000    53,941
US Treasury, 6.50%, 2/15/10                           2,800,000     3,254
US Treasury Inflation Index Bond,
 3.375%, 1/15/07                                     14,692,127    15,916
US Treasury Inflation Index Bond,
 3.625%, 1/15/08                                     27,254,808    30,143
US Treasury Inflation Index Bond,
 3.875%, 4/15/29                                      4,895,447     6,343
US Treasury Stripped,
 0.00%, 5/15/30                                      25,820,000     6,189
                                                                  -------
    Total Government (Domestic
               and Foreign) and Agency Bonds
     (Cost: $365,379)                                             373,249
                                                                  -------

 Select Bond Portfolio


Mortgage-Backed and Asset Backed                        Shares/     Value
Securities (7.9%)                                        $ Par    $ (000's)
---------------------------------------------------------------------------
Asset-Backed Securities (CMO'S) (0.4%)
The Equitable Life Assurance
 Society, Series 174, Class C1,
 7.52%, 5/15/06 144A                                  2,000,000     2,205
                                                                  -------
    Total                                                           2,205
                                                                  -------

Autos (0.0%)
Fleetwood Credit Corp. Grantor
 Trust, Series 1997-B, Class A,
 6.40%, 5/15/13                                         165,256       166
                                                                  -------
    Total                                                             166
                                                                  -------

Boat Dealers (0.0%)
Nationscredit Grantor Trust,
 Series 1997-2, Class A1,
 6.35%, 4/15/14                                         284,017       294
                                                                  -------
    Total                                                             294
                                                                  -------

Commercial Mortgages (5.9%)
Asset Securitization Corp.,
 Series 1997-D5, Class PS1,
 1.37%, 2/14/43 IO                                   10,890,001       598

Chase Commercial Mortgage
 Securities Corp., Series 1997-1,
 Class B, 7.37%, 4/19/07                              1,000,000     1,128
Chase Commercial Mortgage
 Securities Corp., Series 1997-2,
 Class A2, 6.60%, 11/19/07                            5,000,000     5,495
Chase Commercial Mortgage
 Securities Corp., Series 1997-2,
 Class B, 6.60%, 11/19/07                             2,000,000     2,220
Commercial Mortgage Acceptance
 Corp., Series 1997-ML1, Class B,
 6.64%, 12/15/30                                      2,000,000     2,181
Credit Suisse First Boston Mortgage
 Securities Corp., Series 1997-C1,
 Class A2, 7.26%, 6/20/29 144A                        1,288,714     1,420
Credit Suisse First Boston Mortgage
 Securities Corp., Series 1997-C1,
 Class B, 7.28%, 6/20/29 144A                         1,500,000     1,681
Criimi Mae Commercial Mortgage
 Trust, Series 1998-C1, Class A1,
 7.00%, 11/2/06 144A                                  3,000,000     3,078
Criimi Mae Commercial Mortgage
 Trust, Series 1998-C1, Class B,
 7.00%, 11/2/11 144A                                  4,000,000     3,923
DLJ Commercial Mortgage
 Corp., Series 1998-CF1, Class S,
 0.70%, 1/15/18 IO                                  109,832,199     3,355
DLJ Mortgage Acceptance
 Corp., Series 1997-CF2, Class S,
 0.35%, 10/15/30 IO 144A                             85,459,591     1,602
Midland Realty Acceptance Corp.,
 Series 1996-C2, Class AEC,
 1.35%, 1/25/29 IO 144A                               9,426,901       365
Mortgage Capital Funding, Inc.,
 Series 1997-MC1, Class A3,
 7.29%, 2/20/27                                       4,873,432     5,181
Commercial Mortgages continued
Nomura Asset Securities Corp.,
 Series 1998-D6, Class A2,
 6.99%, 3/15/30                                       2,800,000     3,254
RMF Commercial Mortgage
 Pass-Through, Series 1997-1,
 Class F, 7.47%, 1/15/19 144A                         1,800,000       961
                                                                  -------
    Total                                                          36,442
                                                                  -------

Credit Card Asset Backed (0.0%)
(d)Heilig-Meyers Master Trust,
 Series 1998-1A, Class A,
 6.125%, 1/20/07 144A                                 1,102,667         1
                                                                  -------
    Total                                                               1
                                                                  -------

Franchise Loan Receivables (0.1%)
Enterprise Mortgage Acceptance
 Co., Series 1998-1, Class IO,
 1.37%, 1/15/23 IO 144A                              23,719,960       735
                                                                  -------
    Total                                                             735
                                                                  -------

Home Equity Loans (0.1%)
Vanderbilt Mortgage Finance,
 Inc., Series 1997-B, Class 1A4,
 7.19%, 2/7/14                                          476,514       480
                                                                  -------
    Total                                                             480
                                                                  -------

Mobil Home Dealers (0.1%)
Mid-State Trust, Series 6, Class A3,
 7.54%, 7/1/35                                          676,775       704
                                                                  -------
    Total                                                             704
                                                                  -------

Residential Mortgages (0.1%)
Blackrock Capital Finance L.P.,
 Series 1997-R1, Class B3,
 7.75%, 3/25/37 144A                                  2,273,741       205
Blackrock Capital Finance L.P.,
 Series 1997-R3, Class B3,
 7.25%, 11/25/28 144A                                 2,922,934       175
                                                                  -------
    Total                                                             380
                                                                  -------

Retail -- Retail Stores (1.2%)
LB Mortgage Trust, Series 1991-2,
 Class A3, 8.39%, 1/20/17                             6,355,929     7,369
                                                                  -------
    Total                                                           7,369
                                                                  -------
    Total Mortgage-Backed and
     Asset Backed Securities
     (Cost: $53,248)                                               48,776
                                                                  -------

Money Market Investments (22.3%)
Agricultural Services (0.8%)
(b)Cargill, Inc., 1.01%, 1/7/04                       5,000,000     4,999
                                                                  -------
    Total                                                           4,999
                                                                  -------

Asset-Backed Securities (CMO'S) (1.6%)
(b)Fcar Owner Trust I, 1.08%, 1/9/04                  5,000,000     4,999
(b)Sheffield Receivables, 1.09%, 1/7/04               5,000,000     4,999
                                                                  -------
    Total                                                           9,998
                                                                  -------

 Select Bond Portfolio



                                                    Shares/    Value
         Money Market Investments (22.3%)            $ Par   $ (000's)
         -------------------------------------------------------------

         Auto Related (0.8%)
         (b)Toyota Motor Credit Corp,
          1.05%, 2/10/04                           5,000,000   4,994
                                                              ------
             Total                                             4,994
                                                              ------

         Automobiles And Other Motor Vehicles (0.8%)
         (b)Daimler Chrysler Auto, 1.07%, 2/17/04  5,000,000   4,993
                                                              ------
             Total                                             4,993
                                                              ------

         Banks (0.8%)
         UBS Finance Delaware LLC,
          1.07%, 4/1/04                            5,000,000   5,000
                                                              ------
             Total                                             5,000
                                                              ------

         Electrical Equipment and Supplies (0.8%)
         (b)General Electric Capital,
          1.09%, 1/21/04                           5,000,000   4,997
                                                              ------
             Total                                             4,997
                                                              ------

         Federal Government and Agencies (2.5%)
         (b)Federal Home Loan Bank,
          1.04%, 2/4/04                            5,000,000   4,995
         (b)Federal National Mortgage Association,
          0.80%, 1/2/04                            9,220,000   9,220
         (b)Federal National Mortgage Association,
          1.065%, 2/4/04                           1,600,000   1,598
                                                              ------
             Total                                            15,813
                                                              ------

         Finance Services (4.9%)
         (b)American General, 1.15%, 1/15/04       5,000,000   4,998
         (b)Citicorp, 1.07%, 1/29/04               5,000,000   4,996
         (b)Preferred Receivable Funding,
          1.08%, 1/12/04                           5,000,000   4,998
         (b)Receivable Capital Trust,
          1.08%, 1/20/04                           5,000,000   4,997
         (b)Thunder Bay Funding, Inc.,
          1.09%, 2/2/04                            5,000,000   4,995
         Windmill Funding Corp.,
          1.08%, 1/13/04                           5,000,000   4,999
                                                              ------
             Total                                            29,983
                                                              ------

         Miscellaneous Business Credit Institutions (2.1%)
         (b)John Deere Capital Corp.,
          1.20%, 1/12/04                           3,000,000   2,999
         (b)National Rural Utility, 1.09%, 1/20/04 5,000,000   4,997
         Unilever Capital, 1.03%, 1/12/04          5,000,000   4,998
                                                              ------
             Total                                            12,994
                                                              ------

         Personal Credit Institutions (2.4%)
         (b)CXC, Inc., 1.05%, 2/19/04              5,000,000   4,993
         (b)Delaware Funding, 1.09%, 1/12/04       5,000,000   4,998
         (b)Nestle Capital Corp, 1.04%, 1/12/04    5,000,000   4,999
                                                              ------
             Total                                            14,990
                                                              ------

                                                    Shares/    Value
          Money Market Investments (22.3%)           $ Par   $ (000's)
          ------------------------------------------------------------

          Petroleum Refining (1.6%)
          (b)Chevrontexaco Funding Corp,
           1.03%, 1/15/04                          5,000,000    4,998
          (b)Du Pont EI De Nemours Co.,
           1.05%, 2/4/04                           5,000,000    4,995
                                                             --------
              Total                                             9,993
                                                             --------

          Security Brokers and Dealers (0.8%)
          (b)Morgan Stanley Dean Witter,
           1.09%, 1/23/04                          5,000,000    4,997
                                                             --------
              Total                                             4,997
                                                             --------

          Short Term Business Credit (2.4%)
          (b)American Express Credit,
           1.05%, 1/6/04                           5,000,000    4,999
          (b)Old Line Funding Corp., 1.09%, 1/9/04 5,000,000    4,999
          Transamerica Financial, 1.08%, 1/15/04   5,000,000    4,998
                                                             --------
              Total                                            14,996
                                                             --------
              Total Money Market Investments
               (Cost: $138,733)                               138,747
                                                             --------
              Total Investments (117.6%)
               (Cost $725,336)(a)                             730,882
                                                             --------
              Other Assets, Less Liabilities
               (-17.6%)                                      (109,557)
                                                             --------
              Total Net Assets (100.0%)                       621,325
                                                             --------

 144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers.

 IO -- Interest Only Security

(a)At 12/31/03 the aggregate cost of securities for federal tax purposes was $733,229 and the net unrealized depreciation of investments based on that cost was $2,347 which is comprised of $11,902 aggregate gross unrealized appreciations and $14,249 aggregate gross unrealized depreciation.

(b)All or a portion of the securities have been committed as collateral for open futures positions. Information regarding open futures contracts as of period end is summarized below.

                                                        Unrealized
                                                       Appreciation/
                                  Number of Expiration Depreciation
            Issuer (000's)        Contracts    Date       (000's)
            --------------------------------------------------------
            US Long Bond (CBT)
             Commodity Future        600      03/04       $1,228
            (Total Notional Value
             at 12/31/03 $64,359)

(d)Defaulted Security

   The Accompanying Notes are an Integral Part of the Financial Statements.


                                                          Select Bond Portfolio

 Money Market Portfolio

Northwestern Mutual Series Fund, Inc.
Schedule of Investments
December 31, 2003

                                                              Shares/     Value
Money Market Investment (94.7%)                                $ Par    $ (000's)
---------------------------------------------------------------------------------
Agricultural Chemicals (1.3%)
Cargill, Inc., 1.07%, 2/11/04                                 5,180,000   5,174
                                                                         ------
   Total                                                                  5,174
                                                                         ------

Autos (13.7%)
Daimler Chrysler Auto, 1.07%, 2/17/04                         5,000,000   4,993
Daimler Chrysler Auto, 1.08%, 2/25/04                        12,000,000  11,980
Fcar Owner Trust I, 1.09%, 2/3/04                             4,300,000   4,296
Fcar Owner Trust I, 1.11%, 2/9/04                             7,000,000   6,992
New Center Asset Trust, 1.09%, 2/5/04                        12,000,000  11,986
Toyota Motor Credit Corp, 1.05%, 1/22/04                      8,570,000   8,565
Toyota Motor Credit Corp., 0.99%, 2/12/04                     6,000,000   5,993
                                                                         ------
   Total                                                                 54,805
                                                                         ------

Banks (7.1%)
UBS Finance Delaware LLC, 0.95%, 1/2/04                       2,170,000   2,170
UBS Finance Delaware LLC, 1.07%, 4/1/04                      14,280,000  14,241
Wells Fargo Bank, 1.05%, 2/27/04                             12,000,000  12,000
                                                                         ------
   Total                                                                 28,411
                                                                         ------


Federal Government and Agencies (8.8%)
Federal Home Loan Bank, 1.06%, 3/10/04                       13,110,000  13,083
Federal Home Loan Mortgage Co., 1.045%, 3/25/04               7,000,000   6,983
Federal National Mortgage Association, 1.06%, 1/20/04         7,500,000   7,496
Federal National Mortgage Association, 1.08%, 3/8/04          7,500,000   7,485
                                                                         ------
   Total                                                                 35,047
                                                                         ------

Finance Lessors (13.3%)
Delaware Funding, 1.08%, 1/20/04                              5,100,000   5,097
Delaware Funding, 1.08%, 1/26/04                              8,310,000   8,304
Receivable Capital Trust, 1.08%, 1/15/04                     12,000,000  11,996
Thunder Bay Funding, Inc., 1.08%, 1/20/04                     8,900,000   8,895
Thunder Bay Funding, Inc., 1.08%, 2/11/04                     7,000,000   6,991
Windmill Funding Corp., 1.09%, 2/2/04                        12,000,000  11,988
                                                                         ------
   Total                                                                 53,271
                                                                         ------
Finance Services (5.3%)
Ciesco LP, 1.075%, 2/11/04                                    9,525,000   9,513
Preferred Receivable Funding, 1.09%, 1/26/04                 11,500,000  11,492
                                                                         ------
   Total                                                                 21,005
                                                                         ------

Flavoring Extracts and Syrups (3.0%)
Coca-Cola Co, 1.09%, 3/16/04                                 12,000,000  11,973
                                                                         ------
   Total                                                                 11,973
                                                                         ------

Miscellaneous Business Credit Institutions (7.5%)
Catepillar Financial Svc, 1.3231%, 6/1/04                     4,000,000   4,000
General Electric, 1.25%, 7/9/07                               5,000,000   5,000
General Electric Capital, 1.12%, 2/17/04                      7,000,000   6,990
John Deere Capital Corp., 1.21%, 1/13/04                      4,000,000   3,998
Paccar Financial Corp, 1.06%, 3/25/04                        10,000,000   9,975
                                                                         ------
   Total                                                                 29,963
                                                                         ------

Personal Credit Institutions (10.0%)
American Express Credit, 1.08%, 4/1/04                       10,375,000  10,346
American General, 1.15%, 1/12/04                              7,025,000   7,023
American General, 1.15%, 1/29/04                              5,000,000   4,996
Associates Corp, 1.27%, 6/26/04                               5,000,000   5,000
Household Finance Corp, 1.52%, 5/28/04                        5,500,000   5,507
Household Finance Corp., 1.09%, 1/15/04                       7,000,000   6,997
                                                                         ------
   Total                                                                 39,869
                                                                         ------

Pharmaceutical Preparations (1.6%)
Pfizer, Inc., 1.05%, 2/9/04                                   6,480,000   6,473
                                                                         ------
   Total                                                                  6,473
                                                                         ------

Security Brokers and Dealers (6.2%)
Citigroup Global Markets, 1.07%, 1/15/04                     12,500,000  12,494
Morgan Stanley Dean Witter, 1.09%, 1/23/04                   12,500,000  12,492
                                                                         ------
   Total                                                                 24,986
                                                                         ------

Short Term Business Credit (13.9%)
Cxc Inc., 1.08%, 1/9/04                                       5,680,000   5,679
Cxc Inc., 1.09%, 2/24/04                                      8,470,000   8,456
Old Line Funding corp., 1.08%, 2/5/04                         9,990,000   9,980
Old Line Funding corp., 1.09%, 2/9/04                         5,196,000   5,190

 Money Market Portfolio

                                                              Shares/     Value
Money Market Investment (94.7%)                                $ Par    $ (000's)
---------------------------------------------------------------------------------
Short Term Business Credit continued
Sheffield Receivables, 1.1%, 1/13/04                          8,470,000    8,467
Sheffield Receivables, 1.08%, 2/17/04                         6,000,000    5,992
Transamerica Financial, 1.07%, 1/16/04                       11,735,000   11,729
                                                                         -------
   Total                                                                  55,493
                                                                         -------

Utilities (3.0%)
National Rural Utility, 1.08%, 1/13/04                        6,000,000    5,997
National Rural Utility, 1.07%, 1/26/04                        6,000,000    5,996
                                                                         -------
   Total                                                                  11,993
                                                                         -------


   Total Money Market Investment (Cost: $378,463)                        378,463
                                                                         -------

Government (Domestic and Foreign) and Agency                  Shares/     Value
Bonds (5.5%)                                                   $ Par    $ (000's)
---------------------------------------------------------------------------------

Federal Government and Agencies (5.5%)
Freddie Mac, 1.52%, 11/19/04                                  7,000,000    7,000
US Treasury, 3.00%, 1/31/04                                  15,000,000   15,022
                                                                         -------

   Total Government (Domestic and Foreign) and Agency
     Bonds (Cost: $22,022)                                                22,022
                                                                         -------

   Total Investments (100.2%) (Cost $400,485)(a)                         400,485
                                                                         -------

   Other Assets, Less Liabilities (-0.2%)                                   (612)
                                                                         -------

   Total Net Assets (100.0%)                                             399,873
                                                                         -------

(a)Also represents cost for federal income tax purposes.

    The Accompanying Notes are an Integral Part of the Financial Statements

 Statements of Assets and Liabilities

Northwestern Mutual Series Fund, Inc.
December 31, 2003
(in thousands)

                                                                                                  Franklin
                                                                                                 Templeton
                                        Small Cap    T. Rowe Price   Aggressive   International International  AllianceBernstein
                                      Growth Stock  Small Cap Value Growth Stock     Growth        Equity        Mid Cap Value
                                        Portfolio      Portfolio     Portfolio      Portfolio     Portfolio       Portfolio
                                      ------------------------------------------------------------------------------------------
Assets
  Investments, at value (1) .........   $   366,600    $   121,771   $ 1,186,836    $    66,287    $   795,651    $    43,963
  Cash ..............................            20            402            --            129            106             77
  Due From Sale of Securities .......         4,966            749         6,468            329             --             33
  Due From Sale of Foreign
   Currency .........................            --             --            --            181            713             --
  Futures Variation Margin ...........           --             --            --             --             --             --
  Dividends and Interest
   Receivables ......................            50            115           269             11          1,144             58
                                        -----------    -----------   -----------    -----------    -----------    -----------
   Total Assets                             371,636        123,037     1,193,573         66,937        797,614         44,131
                                        -----------    -----------   -----------    -----------    -----------    -----------
Liabilities
  Due on Purchase of Securities and
   Securities Lending Collateral .....        4,745            988         5,467             --            709             --
  Due on Purchase of Foreign
   Currency ..........................           --             --            --            188            713             --
  Due to Investment Advisor ..........          183             91           553             31            433             32
  Accrued Expenses ...................           15             14            11             28             52              8
  Futures Variation Margin ...........           81             --            --             --             --             --
                                        -----------    -----------   -----------    -----------    -----------    -----------
   Total Liabilities .................        5,024          1,093         6,031            247          1,907             40
                                        -----------    -----------   -----------    -----------    -----------    -----------
   Net Assets ........................  $   366,612    $   121,944   $ 1,187,542    $    66,690    $   795,707    $    44,091
                                        ===========    ===========   ===========    ===========    ===========    ===========
Represented By:
  Aggregate Paid in Capital (2), (3)..  $   340,672    $    99,314   $ 1,205,285    $    56,676    $   762,163    $    34,984
  Undistributed Net Investment
   Income (Loss) .....................           --            525            --            (53)        14,368             15
  Undistributed Accumulated Net
   Realized Gain (Loss) on
   Investments .......................      (27,655)         1,761      (215,847)        (5,518)      (122,339)            85
  Net Unrealized Appreciation
   (Depreciation) of:
   Investment Securities .............       53,674         20,344       198,104         15,580        141,408          9,007
   Futures Contracts .................          (79)            --            --             --             --             --
   Foreign Currency
    Transactions .....................           --             --            --              5            107             --
                                        -----------    -----------   -----------    -----------    -----------    -----------
  Net Assets for Shares
   Outstanding (2) ...................  $   366,612    $   121,944   $ 1,187,542    $    66,690    $   795,707    $    44,091
                                        ===========    ===========   ===========    ===========    ===========    ===========
  Net Asset Value, Offering and
   Redemption Price per Share ........  $      1.94    $      1.29   $      2.72    $      1.09    $      1.41    $      1.32
                                        ===========    ===========   ===========    ===========    ===========    ===========
(1) Investments, at cost .............  $   312,926    $   101,427   $   988,732    $    50,707    $   654,243    $    34,956
(2) Shares Outstanding ...............      189,328         94,705       436,252         61,120        563,712         33,520
(3) Shares authorized, $.01 par
    value ............................    2,000,000      2,000,000     2,000,000      2,000,000      2,000,000      2,000,000

                                         Index 400
                                           Stock
                                         Portfolio
                                        ----------
Assets
  Investments, at value (1) ..........  $  342,532
  Cash ...............................          --
  Due From Sale of Securities ........          --
  Due From Sale of Foreign
   Currency ..........................          --
  Futures Variation Margin ...........          --
  Dividends and Interest
   Receivables .......................         206
                                        ----------
   Total Assets ......................     342,738
                                        ----------
Liabilities
  Due on Purchase of Securities and
   Securities Lending Collateral .....          55
  Due on Purchase of Foreign
   Currency ..........................          --
  Due to Investment Advisor ..........          76
  Accrued Expenses ...................          16
  Futures Variation Margin ...........          91
                                        ----------
   Total Liabilities .................         238
                                        ----------
   Net Assets ........................  $  342,500
                                        ==========
Represented By:
  Aggregate Paid in Capital (2), (3)..  $  295,957
  Undistributed Net Investment
   Income (Loss) .....................       2,436
  Undistributed Accumulated Net
   Realized Gain (Loss) on
   Investments .......................        (997)
  Net Unrealized Appreciation
   (Depreciation) of:
   Investment Securities .............      44,667
   Futures Contracts .................         437
   Foreign Currency
   Transactions ......................          --
                                        ----------
  Net Assets for Shares
   Outstanding (2) ...................  $  342,500
                                        ==========
  Net Asset Value, Offering and
   Redemption Price per Share ........        1.28
                                        ==========
(1) Investments, at cost .............  $  297,865
(2) Shares Outstanding ...............     268,604
(3) Shares authorized, $.01 par
    value ............................   2,000,000


    The Accompanying Notes are an Integral Part of the Financial Statements

                                   Capital
                          Large   Guardian  T. Rowe Price                                    High
Janus Capital  Growth   Cap Core  Domestic     Equity     Index 500    Asset                 Yield    Select     Money
Appreciation    Stock     Stock    Equity      Income       Stock    Allocation Balanced     Bond      Bond     Market
  Portfolio   Portfolio Portfolio Portfolio   Portfolio   Portfolio  Portfolio  Portfolio  Portfolio Portfolio Portfolio
------------------------------------------------------------------------------------------------------------------------
    $40,300    $662,899 $ 449,388  $136,009     $47,301   $1,756,416  $130,922  $3,003,621 $ 196,360  $730,882  $400,485
        200          --        --       272         219           --       414          --        --        --        --
         --       3,018     1,972       212          58           --       324          --       300        --        --
         --          --        --        --          --           --        56          --        --        --        --
         --          23        --        --          --           77        29       1,075        --        75        --
         12         494       423       283         122        2,305       568      13,193     3,140     5,524       225
  ---------   --------- --------- ---------   ---------   ---------- ---------  ---------- --------- --------- ---------
     40,512     666,434   451,783   136,776      47,700    1,758,798   132,313   3,017,889   199,800   736,481   400,710
  ---------   --------- --------- ---------   ---------   ---------- ---------  ---------- --------- --------- ---------
      3,747         304     4,050       589          --        2,351     1,718     125,630       331   114,987       837
         --          --        --        --          --           --        --          --        --        --        --
         28         250       172        78          25          308        69         771        85       169        --
          7           9         7        10          11           19        48          --        13        --        --
         --          --        --        --          --           --        --          --        --        --        --
  ---------   --------- --------- ---------   ---------   ---------- ---------  ---------- --------- --------- ---------
      3,782         563     4,229       677          36        2,678     1,835     126,401       429   115,156       837
  ---------   --------- --------- ---------   ---------   ---------- ---------  ---------- --------- --------- ---------
    $36,730    $665,871 $ 447,554  $136,099     $47,664   $1,756,120  $130,478  $2,891,488 $ 199,371  $621,325  $399,873
  =========   ========= ========= =========   =========   ========== =========  ========== ========= ========= =========
    $31,203    $677,386 $ 571,511  $121,585     $40,817   $1,348,313  $119,038  $2,149,989 $ 251,142  $580,676  $399,873
         --       4,542     4,200        19           4       23,815       (26)     72,758    14,473    25,295        --
       (111)    (96,110) (166,183)   (3,679)        192       14,162    (1,323)     78,577   (76,427)    8,580        --
      5,638      79,727    38,026    18,174       6,651      368,739    12,358     574,335    10,183     5,546        --
         --         326        --        --          --        1,091       429      15,829        --     1,228        --
         --          --        --        --          --           --         2          --        --        --        --
  ---------   --------- --------- ---------   ---------   ---------- ---------  ---------- --------- --------- ---------
    $36,730    $665,871 $ 447,554  $136,099     $47,664   $1,756,120  $130,478  $2,891,488 $ 199,371  $621,325  $399,873
  =========   ========= ========= =========   =========   ========== =========  ========== ========= ========= =========


    $  1.20    $   1.87 $    1.07  $   1.00     $  1.22   $     2.72  $   1.02  $     1.85 $    0.73  $   1.26  $   1.00
  =========   ========= ========= =========   =========   ========== =========  ========== ========= ========= =========
    $34,662    $583,172  $411,362  $117,835     $40,650   $1,387,677  $118,564  $2,429,286 $ 186,177  $725,336  $400,485
     30,705     355,603   419,669   135,480      39,108      644,531   128,181   1,562,349   274,977   492,394   399,893

  2,000,000   2,000,000 2,000,000 2,000,000   2,000,000    2,000,000 2,000,000   3,000,000 2,000,000 1,000,000 2,000,000

 Statement of Operations

Northwestern Mutual Series Fund, Inc.
For the Year Ended December 31, 2003
(in thousands)

                                                                                        Franklin
                                              T. Rowe Price                             Templeton
                                  Small Cap     Small Cap    Aggressive  International International AllianceBernstein Index 400
                                 Growth Stock     Value     Growth Stock    Growth        Equity       Mid Cap Value     Stock
                                  Portfolio     Portfolio    Portfolio     Portfolio     Portfolio     Portfolio (a)   Portfolio
                                 -----------------------------------------------------------------------------------------------
Investment Income
 Income
   Interest ..................... $     320    $      37      $   1,097    $      29     $     349       $      20      $     191
   Dividends (1) ................       385        1,306          3,440          882        19,247             348          2,988
                                  ---------    ---------      ---------    ---------     ---------       ---------      ---------
     Total Income ...............       705        1,343          4,537          911        19,596             368          3,179
                                  ---------    ---------      ---------    ---------     ---------       ---------      ---------
 Expenses
   Management Fees ..............     1,704          736          5,546          361         4,249             192            669
   Custodian Fees ...............        21           31             17          221           451               6             30
   Audit Fees ...................        17           14             19           18            23              12             17
   Other Expenses ...............         1           --              1            2             2               2              3
                                  ---------    ---------      ---------    ---------     ---------       ---------      ---------
     Total Expenses .............     1,743          781          5,583          602         4,725             212            719
                                  ---------    ---------      ---------    ---------     ---------       ---------      ---------
    Less Waived Fees:
     Paid by Affiliate ..........        --           --             --          (72)           --              --             --
     Paid Indirectly ............        (2)          --             (3)          --            --              --             (1)
                                  ---------    ---------      ---------    ---------     ---------       ---------      ---------
     Total Net Expenses .........     1,741          781          5,580          530         4,725             212            718
                                  ---------    ---------      ---------    ---------     ---------       ---------      ---------
   Net Investment Income
    (Loss) ......................    (1,036)         562         (1,043)         381        14,871             156          2,461
Realized and Unrealized Gain
 (Loss) on Investments and
 Foreign Currencies
 Net Realized Gain (Loss) on:
   Investment Securities ........    14,541        2,029           (425)        (894)      (47,386)            485         (1,391)
   Futures Contracts ............     3,708           --          1,468           --            --              --          4,843
   Foreign Currency
    Transactions ................        --           --             --           (8)         (424)             --             --
                                  ---------    ---------      ---------    ---------     ---------       ---------      ---------
     Net Realized Gain (Loss)
       on Investments and
       Foreign Currencies .......    18,249        2,029          1,043         (902)      (47,810)            485          3,452
                                  ---------    ---------      ---------    ---------     ---------       ---------      ---------
 Net Unrealized Appreciation
   (Depreciation) of:
   Investment Securities ........    69,799       24,642        238,195       17,916       260,496           9,007         77,537
   Futures Contracts ............       (79)          --             --           --            --              --            550
   Foreign Currency
    Transactions ................        --           --             --            3            23              --             --
                                  ---------    ---------      ---------    ---------     ---------       ---------      ---------
     Net Change in Unrealized
       Appreciation
       (Depreciation) of
       Investments ..............    69,720       24,642        238,195       17,919       260,519           9,007         78,087
                                  ---------    ---------      ---------    ---------     ---------       ---------      ---------
 Net Gain (Loss) on
   Investments ..................    87,969       26,671        239,238       17,017       212,709           9,492         81,539
                                  ---------    ---------      ---------    ---------     ---------       ---------      ---------
Net Increase (Decrease) in
 Net Assets Resulting from
 Operations ..................... $  86,933    $  27,233      $ 238,195    $  17,398     $ 227,580       $   9,648      $  84,000
                                  =========    =========      =========    =========     =========       =========      =========
 (1) Less Foreign Dividend Tax .. $      --    $       1      $      13    $      17     $     969       $       1      $      --

 (a) Commenced operations on May 1, 2003

    The Accompanying Notes are an Integral Part of the Financial Statements

                                    Capital     T. Rowe
    Janus                          Guardian      Price
   Capital     Growth   Large Cap  Domestic     Equity     Index 500   Asset              High Yield               Money
Appreciation    Stock   Core Stock  Equity      Income       Stock   Allocation Balanced     Bond    Select Bond  Market
Portfolio (a) Portfolio Portfolio  Portfolio Portfolio (a) Portfolio Portfolio  Portfolio Portfolio   Portfolio  Portfolio
--------------------------------------------------------------------------------------------------------------------------
   $   31     $    342   $    133   $    64     $   15     $    335   $ 2,248   $ 61,066   $15,144    $ 27,379    $ 5,837
      167        6,755      5,869     2,403        599       26,609       671     20,376       333          --         --
   ------     --------   --------   -------     ------     --------   -------   --------   -------    --------    -------
      198        7,097      6,002     2,467        614       26,944     2,919     81,442    15,477      27,379      5,837
   ------     --------   --------   -------     ------     --------   -------   --------   -------    --------    -------

      166        2,519      1,764       638        152        3,004       671      8,037       825       1,898      1,420
        8           18         18         6         14           40       141         --        28          --         --
       12           18         18        13         12           18        17         --        21          --         --
        1            1          2         4          2            2         4         --         2          --         --
   ------     --------   --------   -------     ------     --------   -------   --------   -------    --------    -------
      187        2,556      1,802       661        180        3,064       833      8,037       876       1,898      1,420
   ------     --------   --------   -------     ------     --------   -------   --------   -------    --------    -------

       --           --         --        --         (4)          --        --         --        --          --     (1,420)
       (3)          (1)        (1)       (1)        (1)          (1)       (1)        --        --          --         --
   ------     --------   --------   -------     ------     --------   -------   --------   -------    --------    -------
      184        2,555      1,801       660        175        3,063       832      8,037       876       1,898         --
   ------     --------   --------   -------     ------     --------   -------   --------   -------    --------    -------
       14        4,542      4,201     1,807        439       23,881     2,087     73,405    14,601      25,481      5,837
      (34)      21,423    (84,731)      215        408       10,878     1,108     57,545     7,972      10,145         --

       --          588         --        --         --        6,536     2,401     80,913        --       7,414         --
       --           --         --        --         --           --         2         --        --          --         --
   ------     --------   --------   -------     ------     --------   -------   --------   -------    --------    -------
      (34)      22,011    (84,731)      215        408       17,414     3,511    138,458     7,972      17,559         --
   ------     --------   --------   -------     ------     --------   -------   --------   -------    --------    -------

    5,638       77,808    167,352    29,182      6,651      342,968    16,089    208,415    20,079     (11,453)        --
       --          400         --        --         --        1,440       683     25,295        --       1,418         --
       --           --         --        --         --           --         2         --        --          --         --
   ------     --------   --------   -------     ------     --------   -------   --------   -------    --------    -------

    5,638       78,208    167,352    29,182      6,651      344,408    16,774    233,710    20,079     (10,035)        --
   ------     --------   --------   -------     ------     --------   -------   --------   -------    --------    -------
    5,604      100,219     82,621    29,397      7,059      361,822    20,285    372,168    28,051       7,524         --
   ------     --------   --------   -------     ------     --------   -------   --------   -------    --------    -------

   $5,618     $104,761   $ 86,822   $31,204     $7,498     $385,703   $22,372   $445,573   $42,652    $ 33,005    $ 5,837
   ======     ========   ========   =======     ======     ========   =======   ========   =======    ========    =======
   $   --     $      5   $     14   $    18     $    2     $     --   $    56   $     --   $    --    $     --    $    --

 Statement of Changes in Net Assets

Northwestern Mutual Series Fund, Inc.

                                                         For the      For the
                                                       Year Ended   Year Ended
                                                       December 31, December 31,
Small Cap Growth Stock Portfolio                          2003         2002
--------------------------------------------------------------------------------
                                                             (In thousands)
Change in Net Assets
 Operations
   Net Investment Income (Loss) .....................    $  (1,036)   $    (740)
   Net Realized Gain (Loss) on Investments and
     Foreign Currencies .............................       18,249      (18,550)
   Net Change in Unrealized Appreciation
     (Depreciation) of Investments ..................       69,720      (38,652)

                                                         ---------    ---------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations .....................       86,933      (57,942)
                                                         ---------    ---------
 Distributions to Shareholders from:
   Net Investment Income ............................           --         (432)
   Net Realized Gain on Investments .................           --           --
                                                         ---------    ---------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders .................           --         (432)
                                                         ---------    ---------
 Fund Share Transactions:
   Proceeds from Sale of 35,064 and 38,312 Shares ...       58,399       63,816
   Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (-- and 233 shares,
     respectively) ..................................           --          432
   Payments for 20,868 and 26,639 Shares Redeemed ...      (33,600)     (42,442)
                                                         ---------    ---------
     Net Increase (Decrease) in Net Assets
      Resulting from Fund Share Transactions
      (14,196 and 11,906 shares, respectively) ......       24,799       21,806
                                                         ---------    ---------
 Total Increase (Decrease) in Net Assets ............      111,732      (36,568)
Net Assets
   Beginning of Period ..............................      254,880      291,448
                                                         ---------    ---------
   End of Period (Includes undistributed net
     investment income of $0 and $0, respectively) ..    $ 366,612    $ 254,880
                                                         =========    =========

                                                         For the        For the
                                                        Year Ended    Year Ended
                                                       December 31,  December 31,
T. Rowe Price Small Cap Value Portfolio                    2003         2002
--------------------------------------------------------------------------------
                                                             (In thousands)
Change in Net Assets
 Operations
   Net Investment Income (Loss) .....................    $     562    $     261
   Net Realized Gain (Loss) on Investments and
     Foreign Currencies .............................        2,029         (235)
   Net Change in Unrealized Appreciation
     (Depreciation) of Investments ..................       24,642       (5,490)

                                                         ---------    ---------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations .....................       27,233       (5,464)
                                                         ---------    ---------
 Distributions to Shareholders from:
   Net Investment Income ............................           --         (330)
   Net Realized Gain on Investments .................           --          (20)
                                                         ---------    ---------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders .................           --         (350)
                                                         ---------    ---------
 Fund Share Transactions:
   Proceeds from Sale of 38,564 and 55,011 Shares ...       42,482       57,721
   Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (-- and 358 shares,
     respectively) ..................................           --          350
   Payments for 10,062 and 9,858 Shares Redeemed ....      (10,854)     (10,177)
                                                         ---------    ---------
     Net Increase (Decrease) in Net Assets
      Resulting from Fund Share Transactions
      (28,502 and 45,511 shares, respectively) ......       31,628       47,894
                                                         ---------    ---------
 Total Increase (Decrease) in Net Assets ............       58,861       42,080
Net Assets
   Beginning of Period ..............................       63,083       21,003
                                                         ---------    ---------
   End of Period (Includes undistributed net
     investment income of $525 and $36,
     respectively) ..................................    $ 121,944    $  63,083
                                                         =========    =========

    The Accompanying Notes are an Integral Part of the Financial Statements

 Statement of Changes in Net Assets

Northwestern Mutual Series Fund, Inc.


                                                         For the      For the
                                                       Year Ended   Year Ended
                                                       December 31, December 31,
Aggressive Growth Stock Portfolio                          2003         2002
--------------------------------------------------------------------------------
                                                            (In thousands)
Change in Net Assets
 Operations
   Net Investment Income (Loss) ..................... $    (1,043)   $    (1,314)
   Net Realized Gain (Loss) on Investments and
     Foreign Currencies .............................       1,043       (196,859)
   Net Change in Unrealized Appreciation
     (Depreciation) of Investments ..................     238,195        (79,860)
                                                      -----------    -----------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations .....................     238,195       (278,033)
                                                      -----------    -----------
 Distributions to Shareholders from:
   Net Investment Income ............................          --         (1,101)
   Net Realized Gain on Investments .................          --        (24,420)
                                                      -----------    -----------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders .................          --        (25,521)
                                                      -----------    -----------
 Fund Share Transactions:
   Proceeds from Sale of 33,086 and 39,350 Shares ...      78,472         99,265
   Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (-- and 9,223 shares,
     respectively) ..................................          --         25,521
   Payments for 52,230 and 68,530 Shares Redeemed ...    (123,200)      (169,033)
                                                      -----------    -----------
     Net Increase (Decrease) in Net Assets
      Resulting from Fund Share Transactions
      ((19,144) and (19,957) shares, respectively) ..     (44,728)       (44,247)
                                                      -----------    -----------
 Total Increase (Decrease) in Net Assets ............     193,467       (347,801)
Net Assets
   Beginning of Period ..............................     994,075      1,341,876
                                                      -----------    -----------
   End of Period (Includes undistributed net
     investment income of $0 and $0, respectively) .. $ 1,187,542    $   994,075
                                                      ===========    ===========


                                                         For the      For the
                                                       Year Ended   Year Ended
                                                       December 31, December 31,
International Growth Portfolio                            2003         2002
--------------------------------------------------------------------------------
                                                            (In thousands)
Change in Net Assets
 Operations
   Net Investment Income (Loss) ..................... $       381    $       201
   Net Realized Gain (Loss) on Investments and
     Foreign Currencies .............................        (902)        (3,549)
   Net Change in Unrealized Appreciation
     (Depreciation) of Investments ..................      17,919         (1,096)

                                                      -----------    -----------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations .....................      17,398         (4,444)
                                                      -----------    -----------
 Distributions to Shareholders from:
   Net Investment Income ............................        (420)          (186)
   Net Realized Gain on Investments .................          --             --
                                                      -----------    -----------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders .................        (420)          (186)
                                                      -----------    -----------
 Fund Share Transactions:

   Proceeds from Sale of 30,332 and 33,327 Shares ...      27,066         28,213
   Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (388 and 239 shares,
     respectively) ..................................         420            186
   Payments for 14,368 and 18,478 Shares Redeemed ...     (13,147)       (15,296)
                                                      -----------    -----------
     Net Increase (Decrease) in Net Assets
      Resulting from Fund Share Transactions
      (16,352 and 15,088 shares, respectively) ......      14,339         13,103
                                                      -----------    -----------
 Total Increase (Decrease) in Net Assets ............      31,317          8,473
Net Assets
   Beginning of Period ..............................      35,373         26,900
                                                      -----------    -----------
   End of Period (Includes undistributed net
     investment income of ($53) and ($5),
     respectively) .................................. $    66,690    $    35,373
                                                      ===========    ===========

    The Accompanying Notes are an Integral Part of the Financial Statements

Statement of Changes in Net Assets

Northwestern Mutual Series Fund, Inc.

                                                         For the      For the
                                                       Year Ended   Year Ended
                                                       December 31, December 31,
Franklin Templeton International Equity Portfolio         2003         2002
-------------------------------------------------------------------------------
                                                                  (In thousands)
Change in Net Assets
 Operations ........................................
   Net Investment Income (Loss)                       $  14,871    $  11,362
   Net Realized Gain (Loss) on Investments and
     Foreign Currencies ............................    (47,810)     (59,464)
   Net Change in Unrealized Appreciation
     (Depreciation) of Investments .................    260,519      (65,933)
                                                      ---------    ---------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations ....................    227,580     (114,035)
                                                      ---------    ---------
 Distributions to Shareholders from:
   Net Investment Income ...........................    (11,039)     (13,714)
   Net Realized Gain on Investments ................         --           --
                                                      ---------    ---------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders ................    (11,039)     (13,714)
                                                      ---------    ---------
 Fund Share Transactions:
   Proceeds from Sale of 306,456 and 793,092
     Shares ........................................    326,386      933,407
   Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (10,594 and 10,614
     shares, respectively) .........................     11,039       13,714
   Payments for 303,227 and 821,108 Shares
     Redeemed ......................................   (321,361)    (972,683)
                                                      ---------    ---------
     Net Increase (Decrease) in Net Assets
      Resulting from Fund Share Transactions
      (13,823 and (17,402) shares, respectively) ...     16,064      (25,562)
                                                      ---------    ---------
 Total Increase (Decrease) in Net Assets ...........    232,605     (153,311)
Net Assets
   Beginning of Period .............................    563,102      716,413
                                                      ---------    ---------
   End of Period (Includes undistributed net
     investment income of $14,368 and $10,960,
     respectively) .................................  $ 795,707    $ 563,102
                                                      =========    =========

                                                                   For the
                                                                Period May 1,
                                                                  2003(a)
                                                                  through
AllianceBernstein Mid Cap Value Portfolio                    December 31, 2003
------------------------------------------------------------------------------
                                                              (In thousands)
Change in Net Assets
 Operations
   Net Investment Income (Loss) ..........................         $     156
   Net Realized Gain (Loss) on Investments and
     Foreign Currencies ..................................               485
   Net Change in Unrealized Appreciation
     (Depreciation) of Investments .......................             9,007
                                                                   ---------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations ..........................             9,648
                                                                   ---------
 Distributions to Shareholders from:
   Net Investment Income .................................              (160)
   Net Realized Gain on Investments ......................              (381)
                                                                   ---------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders ......................              (541)
                                                                   ---------
 Fund Share Transactions:
   Proceeds from Sale of 33,540 Shares ...................            34,956
   Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (415 shares) .....................               541
   Payments for 435 Shares Redeemed ......................              (513)
                                                                   ---------
     Net Increase (Decrease) in Net Assets
      Resulting from Fund Share Transactions
      (33,520 shares) ....................................            34,984
                                                                   ---------
 Total Increase (Decrease) in Net Assets .................            44,091
Net Assets
   Beginning of Period ...................................                --
                                                                   ---------
   End of Period (Includes undistributed net
     investment income of $15) ...........................         $  44,091
                                                                   =========

(a) Portfolio commenced operations on May 1, 2003.

     The Accompanying Notes are an Integral Part of the Financial Statements

Statement of Changes in Net Assets

Northwestern Mutual Series Fund, Inc.

                                                           For the      For the
                                                         Year Ended   Year Ended
                                                         December 31, December 31,
Index 400 Stock Portfolio                                   2003         2002
----------------------------------------------------------------------------------
                                                            (In thousands)
Change in Net Assets
 Operations
   Net Investment Income (Loss) .....................  $   2,461      $   1,963
   Net Realized Gain (Loss) on Investments and
     Foreign Currencies .............................      3,452         (1,450)
   Net Change in Unrealized Appreciation
     (Depreciation) of Investments ..................     78,087        (38,914)
                                                       ---------      ---------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations .....................     84,000        (38,401)
                                                       ---------      ---------
 Distributions to Shareholders from:
   Net Investment Income ............................     (1,934)        (1,830)
   Net Realized Gain on Investments .................         --             --
                                                       ---------      ---------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders .................     (1,934)        (1,830)
                                                       ---------      ---------
 Fund Share Transactions:
   Proceeds from Sale of 57,250 and 74,689 Shares ...     61,744         80,833
   Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (1,962 and 1,547 shares,
     respectively) ..................................      1,934          1,830
   Payments for 27,449 and 27,258 Shares Redeemed ...    (28,654)       (27,756)
                                                       ---------      ---------
     Net Increase (Decrease) in Net Assets
      Resulting from Fund Share Transactions
      (31,763 and 48,978 shares, respectively) ......     35,024         54,907
                                                       ---------      ---------
 Total Increase (Decrease) in Net Assets ............    117,090         14,676
Net Assets
   Beginning of Period ..............................    225,410        210,734
                                                       ---------      ---------
   End of Period (Includes undistributed net
     investment income of $ 2,436 and $1,961,
     respectively) ..................................  $ 342,500      $ 225,410
                                                       =========      =========
                                                                 For the
                                                               Period May 1,
                                                                 2003(a)
                                                                 through
Janus Capital Appreciation Portfolio                        December 31, 2003
-------------------------------------------------------------------------------
                                                             (In thousands)
 Change in Net Assets
  Operations
    Net Investment Income (Loss) .........................            $     14
    Net Realized Gain (Loss) on Investments and
      Foreign Currencies .................................                 (34)
    Net Change in Unrealized Appreciation
     (Depreciation) of Investments .......................               5,638
                                                                      --------
      Net Increase (Decrease) in Net Assets
       Resulting from Operations .........................               5,618
                                                                      --------
  Distributions to Shareholders from:
    Net Investment Income ................................                 (14)
    Net Realized Gain on Investments .....................                 (77)
                                                                      --------
      Net Decrease in Net Assets Resulting from
       Distributions to Shareholders .....................                 (91)
                                                                      --------
  Fund Share Transactions:
    Proceeds from Sale of 31,143 Shares ..................              31,680
    Proceeds from Shares Issued on Reinvestment of
      Distributions Paid (77 shares) .....................                  91
    Payments for 515 Shares Redeemed .....................                (568)
                                                                      --------
      Net Increase (Decrease) in Net Assets
       Resulting from Fund Share Transactions
       (30,705 shares) ...................................              31,203
                                                                      --------
  Total Increase (Decrease) in Net Assets ................              36,730
 Net Assets
    Beginning of Period ..................................                --
                                                                      --------
    End of Period (Includes undistributed net
      investment income of $0) ...........................            $ 36,730
                                                                      ========

(a) Portfolio commenced operations on May 1, 2003

     The Accompanying Notes are an Integral Part of the Financial Statements

Statement of Changes in Net Assets

Northwestern Mutual Series Fund, Inc.

                                                                                                        For the       For the
                                                                                                       Year Ended    Year Ended
                                                                                                      December 31,  December 31,
Growth Stock Portfolio                                                                                   2003          2002
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                            (In thousands)
Change in Net Assets
  Operations
    Net Investment Income (Loss) ...................................................................   $   4,542     $   4,774
    Net Realized Gain (Loss) on Investments and Foreign Currencies .................................      22,011       (64,986)
    Net Change in Unrealized Appreciation (Depreciation) of Investments ............................      78,208       (86,687)
                                                                                                       ---------     ---------
     Net Increase (Decrease) in Net Assets Resulting from Operations ...............................     104,761      (146,899)
                                                                                                       ---------     ---------
  Distributions to Shareholders from:
    Net Investment Income ..........................................................................      (4,774)       (7,118)
    Net Realized Gain on Investments ...............................................................          --            --
                                                                                                       ---------     ---------
     Net Decrease in Net Assets Resulting from Distributions to Shareholders .......................      (4,774)       (7,118)
                                                                                                       ---------     ---------
  Fund Share Transactions:
    Proceeds from Sale of 46,115 and 46,554 Shares .................................................      76,995        84,505
    Proceeds from Shares Issued on Reinvestment of Distributions Paid (2,934 and 3,673 shares,
     respectively) .................................................................................       4,774         7,118
    Payments for 40,664 and 46,693 Shares Redeemed .................................................     (67,306)      (82,763)
                                                                                                       ---------     ---------
     Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions (8,385 and
      3,534 shares, respectively) ..................................................................      14,463         8,860
                                                                                                       ---------     ---------
  Total Increase (Decrease) in Net Assets ..........................................................     114,450      (145,157)
Net Assets
    Beginning of Period ............................................................................     551,421       696,578
                                                                                                       ---------     ---------
    End of Period (Includes undistributed net investment income of $4,542 and $4,774,
      respectively) ................................................................................   $ 665,871     $ 551,421
                                                                                                       =========     =========

                                                                                                        For the       For the
                                                                                                       Year Ended    Year Ended
                                                                                                      December 31,  December 31,
Large Cap Core Stock Portfolio                                                                            2003         2002
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                           (In thousands)
Change in Net Assets
  Operations
    Net Investment Income (Loss) ...................................................................   $   4,201     $   3,770
    Net Realized Gain (Loss) on Investments and Foreign Currencies .................................     (84,731)      (51,494)
    Net Change in Unrealized Appreciation (Depreciation) of Investments ............................     167,352      (105,636)
                                                                                                       ---------     ---------
     Net Increase (Decrease) in Net Assets Resulting from Operations ...............................      86,822      (153,360)
                                                                                                       ---------     ---------
  Distributions to Shareholders from:
    Net Investment Income ..........................................................................      (3,770)       (4,121)
    Net Realized Gain on Investments ...............................................................          --            --
                                                                                                       ---------     ---------
     Net Decrease in Net Assets Resulting from Distributions to Shareholders .......................      (3,770)       (4,121)
                                                                                                       ---------     ---------
  Fund Share Transactions:
    Proceeds from Sale of 44,876 and 39,423 Shares .................................................      42,265        41,359
    Proceeds from Shares Issued on Reinvestment of Distributions Paid (4,194 and 3,763 shares,
     respectively) .................................................................................       3,770         4,121
    Payments for 51,025 and 71,491 Shares Redeemed .................................................     (47,477)      (70,727)
                                                                                                       ---------     ---------
     Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions ((1,955) and
      (28,305) shares, respectively) ...............................................................      (1,442)      (25,247)
                                                                                                       ---------     ---------
  Total Increase (Decrease) in Net Assets ..........................................................      81,610      (182,728)
Net Assets
    Beginning of Period ............................................................................     365,944       548,672
                                                                                                       ---------     ---------
    End of Period (Includes undistributed net investment income of $4,200 and $3,769,
      respectively) ................................................................................   $ 447,554     $ 365,944
                                                                                                       =========     =========

    The Accompanying Notes are an Integral Part of the Financial Statements

Statement of Changes in Net Assets

Northwestern Mutual Series Fund, Inc.

                                                                     For the      For the
                                                                   Year Ended   Year Ended
                                                                   December 31, December 31,
Capital Guardian Domestic Equity Portfolio                             2003         2002
--------------------------------------------------------------------------------------------
                                                                        (In thousands)
Change in Net Assets
 Operations
   Net Investment Income (Loss) .................................  $   1,807    $     899
   Net Realized Gain (Loss) on Investments and Foreign
     Currencies .................................................        215       (3,717)
   Net Change in Unrealized Appreciation (Depreciation) of
     Investments ................................................     29,182      (11,278)
                                                                   ---------    ---------
     Net Increase (Decrease) in Net Assets Resulting from
      Operations ................................................     31,204      (14,096)
                                                                   ---------    ---------
 Distributions to Shareholders from:
   Net Investment Income ........................................     (1,804)        (882)
   Net Realized Gain on Investments .............................         --           --
                                                                   ---------    ---------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders .............................     (1,804)        (882)
                                                                   ---------    ---------
 Fund Share Transactions:
   Proceeds from Sale of 46,482 and 58,893 Shares ...............     39,838       50,973
   Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (1,826 and 1,153 shares,
     respectively) ..............................................      1,804          882
   Payments for 10,806 and 3,873 Shares Redeemed ................     (9,217)      (3,325)
                                                                   ---------    ---------
     Net Increase (Decrease) in Net Assets Resulting from
      Fund Share Transactions (37,502 and 56,173 shares,
      respectively) .............................................     32,425       48,530
                                                                   ---------    ---------
 Total Increase (Decrease) in Net Assets ........................     61,825       33,552
Net Assets
   Beginning of Period ..........................................     74,274       40,722
                                                                   ---------    ---------
   End of Period (Includes undistributed net investment
     income of $19 and $17, respectively) .......................  $ 136,099    $  74,274
                                                                   =========    =========
                                                                                For the
                                                                              Period May 1,
                                                                                2003(a)
                                                                                through
T. Rowe Price Equity Income Portfolio                                      December 31, 2003
--------------------------------------------------------------------------------------------
                                                                             (In thousands)

Change in Net Assets
 Operations

   Net Investment Income (Loss) ........................................        $    439
   Net Realized Gain (Loss) on Investments and Foreign
     Currencies ........................................................             408
   Net Change in Unrealized Appreciation (Depreciation) of
     Investments .......................................................           6,651
                                                                                --------
     Net Increase (Decrease) in Net Assets Resulting from
      Operations .......................................................           7,498
                                                                                --------
 Distributions to Shareholders from:
   Net Investment Income ...............................................            (435)
   Net Realized Gain on Investments ....................................            (216)
                                                                                --------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders ....................................            (651)
                                                                                --------
 Fund Share Transactions:
   Proceeds from Sale of 39,054 Shares .................................          40,714
   Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (543 shares) ...................................             651
   Payments for 489 Shares Redeemed ....................................            (548)
                                                                                --------
     Net Increase (Decrease) in Net Assets Resulting from
      Fund Share Transactions (39,108 shares) ..........................          40,817
                                                                                --------
 Total Increase (Decrease) in Net Assets ...............................          47,664
Net Assets
   Beginning of Period .................................................            --
                                                                                --------
   End of Period (Includes undistributed net investment
     income of $4) .....................................................        $ 47,664
                                                                                ========


(a) Portfolio commenced operations on May 1, 2003.

    The Accompanying Notes are an Integral Part of the Financial Statements

Statement of Changes in Net Assets

Northwestern Mutual Series Fund, Inc.

                                                                     For the      For the
                                                                    Year Ended   Year Ended
                                                                   December 31, December 31,
Index 500 Stock Portfolio                                              2003         2002
--------------------------------------------------------------------------------------------
                                                                        (In thousands)
Change in Net Assets
 Operations
   Net Investment Income (Loss) ...............................  $    23,881    $    22,006
   Net Realized Gain (Loss) on Investments and Foreign
     Currencies ...............................................       17,414          7,557
   Net Change in Unrealized Appreciation (Depreciation) of
     Investments ..............................................      344,408       (432,104)
                                                                 -----------    -----------
     Net Increase (Decrease) in Net Assets Resulting from
      Operations ..............................................      385,703       (402,541)
                                                                 -----------    -----------
 Distributions to Shareholders from:
   Net Investment Income ......................................      (21,914)       (21,302)
   Net Realized Gain on Investments ...........................       (8,037)       (35,471)
                                                                 -----------    -----------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders ...........................      (29,951)       (56,773)
                                                                 -----------    -----------
 Fund Share Transactions:
   Proceeds from Sale of 64,442 and 69,220 Shares .............      153,657        173,178
   Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (13,329 and 21,521 shares,
     respectively) ............................................       29,951         56,773
   Payments for 62,305 and 95,445 Shares Redeemed .............     (146,121)      (229,631)
                                                                 -----------    -----------
     Net Increase (Decrease) in Net Assets Resulting from
      Fund Share Transactions (15,466 and (4,704) shares,
      respectively) ...........................................       37,487            320
                                                                 -----------    -----------
 Total Increase (Decrease) in Net Assets ......................      393,239       (458,994)
Net Assets
   Beginning of Period ........................................    1,362,881      1,821,875
                                                                 -----------    -----------
   End of Period (Includes undistributed net investment
     income of $23,815 and $21,934, respectively) .............  $ 1,756,120    $ 1,362,881
                                                                 ===========    ===========
                                                                     For the      For the
                                                                   Year Ended   Year Ended
                                                                   December 31, December 31,
Asset Allocation Portfolio                                            2003         2002
--------------------------------------------------------------------------------------------
                                                                        (In thousands)
Change in Net Assets
 Operations
   Net Investment Income (Loss) ...............................  $     2,087    $     1,408
   Net Realized Gain (Loss) on Investments and Foreign
     Currencies ...............................................        3,511         (4,624)
   Net Change in Unrealized Appreciation (Depreciation) of
     Investments ..............................................       16,774         (3,891)
                                                                 -----------    -----------
     Net Increase (Decrease) in Net Assets Resulting from
      Operations ..............................................       22,372         (7,107)
                                                                 -----------    -----------
 Distributions to Shareholders from:
   Net Investment Income ......................................       (2,122)        (1,415)
   Net Realized Gain on Investments ...........................           --             --
                                                                 -----------    -----------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders ...........................       (2,122)        (1,415)
                                                                 -----------    -----------
 Fund Share Transactions:
   Proceeds from Sale of 60,300 and 66,250 Shares .............       55,946         61,003
   Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (2,087 and 1,657 shares,
     respectively) ............................................        2,122          1,415
   Payments for 35,897 and 7,491 Shares Redeemed ..............      (35,100)        (6,752)
                                                                 -----------    -----------
     Net Increase (Decrease) in Net Assets Resulting from
      Fund Share Transactions (26,490 and 60,416 shares,
      respectively) ...........................................       22,968         55,666
                                                                 -----------    -----------
 Total Increase (Decrease) in Net Assets ......................       43,218         47,144
Net Assets
   Beginning of Period ........................................       87,260         40,116
                                                                 -----------    -----------
   End of Period (Includes undistributed net investment
     income of $(26) and ($2), respectively) ..................  $   130,478    $    87,260
                                                                 ===========    ===========

     The Accompanying Notes are an Integral Part of the Financial Statements

Statement of Changes in Net Assets

Northwestern Mutual Series Fund, Inc.

                                                          For the      For the
                                                        Year Ended   Year Ended
                                                       December 31, December 31,
Balanced Portfolio                                         2003         2002
--------------------------------------------------------------------------------
                                                             (In thousands)
Change in Net Assets
 Operations
   Net Investment Income (Loss) .....................  $    73,405    $    85,457
   Net Realized Gain (Loss) on Investments and
     Foreign Currencies .............................      138,458        (37,341)
   Net Change in Unrealized Appreciation
     (Depreciation) of Investments ..................      233,710       (273,763)
                                                       -----------    -----------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations .....................      445,573       (225,647)
                                                       -----------    -----------
 Distributions to Shareholders from:
   Net Investment Income ............................      (85,974)      (106,128)
   Net Realized Gain on Investments .................           --             --
                                                       -----------    -----------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders .................      (85,974)      (106,128)
                                                       -----------    -----------
 Fund Share Transactions:
   Proceeds from Sale of 98,048 and 100,999 Shares ..      167,389        173,165
   Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (52,328 and 61,452
     shares, respectively) ..........................       85,974        106,128
   Payments for 167,140 and 237,957 Shares
     Redeemed .......................................     (283,003)      (397,126)
                                                       -----------    -----------
     Net Increase (Decrease) in Net Assets
      Resulting from Fund Share Transactions
      ((16,764) and (75,506) shares, respectively) ..      (29,640)      (117,833)
                                                       -----------    -----------
 Total Increase (Decrease) in Net Assets ............      329,959       (449,608)
Net Assets
   Beginning of Period ..............................    2,561,529      3,011,137
                                                       -----------    -----------
   End of Period (Includes undistributed net
     investment income of $72,758 and $85,237,
     respectively) ..................................  $ 2,891,488    $ 2,561,529
                                                       ===========    ===========

                                                         For the      For the
                                                       Year Ended   Year Ended
                                                       December 31, December 31,
High Yield Bond Portfolio                                 2003         2002
-------------------------------------------------------------------------------
                                                            (In thousands)
Change in Net Assets
 Operations
   Net Investment Income (Loss) .....................  $    14,601    $    14,659
   Net Realized Gain (Loss) on Investments and
     Foreign Currencies .............................        7,972        (18,912)
   Net Change in Unrealized Appreciation
     (Depreciation) of Investments ..................       20,079           (272)
                                                       -----------    -----------
     Net Increase (Decrease) in Net Assets
      Resulting from Operations .....................       42,652         (4,525)
                                                       -----------    -----------

 Distributions to Shareholders from:
   Net Investment Income ............................         (362)       (14,697)
   Net Realized Gain on Investments .................           --             --
                                                       -----------    -----------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders .................         (362)       (14,697)
                                                       -----------    -----------

 Fund Share Transactions:
   Proceeds from Sale of 80,917 and 34,172 Shares ...       52,808         21,670
   Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (572 and 26,069 shares,
     respectively) ..................................          362         14,697
   Payments for 50,808 and 43,587 Shares Redeemed ...      (33,642)       (27,262)
                                                       -----------    -----------
     Net Increase (Decrease) in Net Assets
      Resulting from Fund Share Transactions
      (30,681 and 16,654 shares, respectively) ......       19,528          9,105
                                                       -----------    -----------
 Total Increase (Decrease) in Net Assets ............       61,818        (10,117)
Net Assets
   Beginning of Period ..............................      137,553        147,670
                                                       -----------    -----------
   End of Period (Includes undistributed net
     investment income of $14,473 and $159,
     respectively) ..................................  $   199,371    $   137,553
                                                       ===========    ===========

     The Accompanying Notes are an Integral Part of the Financial Statements

Statement of Changes in Net Assets

Northwestern Mutual Series Fund, Inc.

                                                                     For the      For the
                                                                    Year Ended   Year Ended
                                                                   December 31, December 31,
Select Bond Portfolio                                                  2003         2002
--------------------------------------------------------------------------------------------
                                                                        (In thousands)
Change in Net Assets
 Operations
   Net Investment Income (Loss) ................................  $  25,481      $  24,237
   Net Realized Gain (Loss) on Investments and Foreign
     Currencies ................................................     17,559         10,612
   Net Change in Unrealized Appreciation (Depreciation) of
     Investments ...............................................    (10,035)        20,473
                                                                  ---------      ---------
     Net Increase (Decrease) in Net Assets Resulting from
      Operations ...............................................     33,005         55,322
                                                                  ---------      ---------
 Distributions to Shareholders from:
   Net Investment Income .......................................    (24,369)       (21,737)
   Net Realized Gain on Investments ............................    (13,905)        (3,098)
                                                                  ---------      ---------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders ............................    (38,274)       (24,835)
                                                                  ---------      ---------
 Fund Share Transactions:
   Proceeds from Sale of 106,806 and 155,728 Shares ............    135,872        189,851
   Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (31,067 and 21,354 shares,
     respectively) .............................................     38,274         24,835
   Payments for 105,045 and 54,469 Shares Redeemed .............   (131,570)       (66,561)
                                                                  ---------      ---------

     Net Increase (Decrease) in Net Assets Resulting from
      Fund Share Transactions (32,828 and 122,613 shares,
      respectively) ............................................     42,576        148,125
                                                                  ---------      ---------
 Total Increase (Decrease) in Net Assets .......................     37,307        178,612
Net Assets
   Beginning of Period .........................................    584,018        405,406
                                                                  ---------      ---------
   End of Period (Includes undistributed net investment
     income of $25,295 and $24,109, respectively) ..............  $ 621,325      $ 584,018
                                                                  =========      =========

                                                                     For the      For the
                                                                    Year Ended   Year Ended
                                                                   December 31, December 31,
Money Market Portfolio                                                2003         2002
--------------------------------------------------------------------------------------------
                                                                        (In thousands)
Change in Net Assets
 Operations
   Net Investment Income (Loss) ................................  $   5,837      $   7,636
   Net Realized Gain (Loss) on Investments and Foreign
     Currencies ................................................         --             --
   Net Change in Unrealized Appreciation (Depreciation) of
     Investments ...............................................         --             --
                                                                  ---------     ----------
     Net Increase (Decrease) in Net Assets Resulting from
      Operations ...............................................      5,837          7,636
                                                                  ---------     ----------
 Distributions to Shareholders from:
   Net Investment Income .......................................     (5,836)        (7,657)
   Net Realized Gain on Investments ............................         --             --
                                                                  ---------     ----------
     Net Decrease in Net Assets Resulting from
      Distributions to Shareholders ............................     (5,836)        (7,657)
                                                                  ---------     ----------
 Fund Share Transactions:
   Proceeds from Sale of 420,450 and 1,171,850 Shares ..........    420,450      1,171,850
   Proceeds from Shares Issued on Reinvestment of
     Distributions Paid (5,836 and 7,657 shares,
     respectively) .............................................      5,836          7,657
   Payments for 527,727 and 1,136,862 Shares Redeemed ..........   (527,727)    (1,136,862)
                                                                  ---------     ----------
     Net Increase (Decrease) in Net Assets Resulting from
      Fund Share Transactions ((101,441) and 42,645 shares,
      respectively) ............................................   (101,441)        42,645
                                                                  ---------     ----------
 Total Increase (Decrease) in Net Assets .......................   (101,440)        42,624
Net Assets
   Beginning of Period .........................................    501,313        458,689
                                                                  ---------     ----------
   End of Period (Includes undistributed net investment
     income of $0 and $0, respectively) ........................  $ 399,873     $  501,313
                                                                  =========     ==========

     The Accompanying Notes are an Integral Part of the Financial Statements

Financial Highlights

Northwestern Mutual Series Fund, Inc.

                                                                                                                  For the Period
                                                                                                                 April 30, 1999(a)
                                                                         For the Year Ended December 31,             t hrough
Small Cap Growth Stock Portfolio                                -----------------------------------------------     December 31,
(For a share outstanding throughout the period)                   2003        2002         2001         2000           1999
---------------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period ........................  $    1.46   $     1.79    $    1.86    $    1.79      $   1.00
  Income from Investment Operations:
    Net Investment Income ...................................         --           --           --           --            --
    Net Realized and Unrealized Gains (Losses) on
      Investments ...........................................       0.48        (0.33)       (0.07)        0.13          0.85
                                                               ---------    ---------    ---------    ---------      --------
     Total from Investment Operations .......................       0.48        (0.33)       (0.07)        0.13          0.85
                                                               ---------    ---------    ---------    ---------      --------
  Less Distributions:
    Distributions from Net Investment Income ................         --           --           --           --            --
    Distributions from Realized Gains on Investments ........         --           --           --        (0.06)        (0.06)
                                                               ---------    ---------    ---------    ---------      --------
     Total Distributions ....................................         --           --           --        (0.06)        (0.06)
                                                               ---------    ---------    ---------    ---------      --------
Net Asset Value, End of Period ..............................  $    1.94    $    1.46    $    1.79    $    1.86      $   1.79
                                                               =========    =========    =========    =========      ========
Total Return(e) .............................................      33.06%      (18.42%)      (3.76%)       6.71%        86.09%
                                                               =========    =========    =========    =========      ========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands) ....................  $ 366,612    $ 254,880    $ 291,448    $ 250,314      $ 71,483
                                                               =========    =========    =========    =========      ========
Ratio of Gross Expenses to Average Net Assets ...............       0.59%        0.60%        0.60%        0.67%         1.03%(d)
                                                               =========    =========    =========    =========      ========
Ratio of Net Expenses to Average Net Assets .................       0.59%        0.60%        0.60%        0.67%         1.00%(d)
                                                               =========    =========    =========    =========      ========
Ratio of Net Investment Income (Loss) to Average Net
  Assets ....................................................      (0.35%)      (0.26%)       0.17%        0.19%        (0.07%)(d)
                                                               =========    =========    =========    =========      ========
Portfolio Turnover Rate                                            84.20%       41.87%       70.58%       86.13%        70.72%
                                                               =========    =========    =========    =========      ========

                                                                                                  For the Period
                                                                         For the Year Ended       July 31, 2001(b)
                                                                            December 31,              through
T. Rowe Price Small Cap Value Portfolio                                 -----------------------     December 31,
(For a share outstanding throughout the period)                            2003         2002            2001
------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period .................................  $    0.95     $    1.02      $    1.00
  Income from Investment Operations:
    Net Investment Income ............................................       0.01          0.01             --
    Net Realized and Unrealized Gains on Investments .................       0.33         (0.07)          0.02
                                                                        ---------     ---------      ---------
     Total from Investment Operations ................................       0.34         (0.06)          0.02
                                                                        ---------     ---------      ---------
  Less Distributions:
    Distributions from Net Investment Income .........................         --         (0.01)            --
    Distributions from Realized Gains on Investments .................         --            --             --
                                                                        ---------     ---------      ---------
     Total Distributions .............................................         --         (0.01)            --
                                                                        ---------     ---------      ---------
Net Asset Value, End of Period .......................................  $    1.29     $    0.95      $    1.02
                                                                        =========     =========      =========
Total Return(e) ......................................................      35.15%        (5.58%)         1.76%
                                                                        =========     =========      =========

Ratios and Supplemental Data
Net Assets, End of Period (in thousands) .............................  $ 121,944     $  63,083      $  21,003
                                                                        =========     =========      =========
Ratio of Gross Expenses to Average Net Assets ........................       0.90%         1.02%          1.36%(d)
                                                                        =========     =========      =========
Ratio of Net Expenses to Average Net Assets ..........................       0.90%         1.00%          1.00%(d)
                                                                        =========     =========      =========
Ratio of Net Investment Income (Losses) to Average Net Assets ........       0.65%        0.54%           1.03%(d)
                                                                        =========     =========      =========
Portfolio Turnover Rate ..............................................      33.78%       28.26%          49.70%
                                                                        =========     =========      =========

(a) Portfolio commenced operations on April 30, 1999.
(b) Portfolio commenced operations July 31, 2001.
(d) Computed on an annualized basis.
(e) Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for period less than one year.

     The Accompanying Notes are an Integral Part of the Financial Statements

 Financial Highlights

Northwestern Mutual Series Fund, Inc.

                                                                                 For the Year Ended December 31,
Aggressive Growth Stock Portfolio                             ----------------------------------------------------------------------
(For a share outstanding throughout the period)                   2003          2002          2001          2000           1999
------------------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period ......................    $     2.18    $     2.82    $     4.47    $      4.81   $      3.46
  Income from Investment Operations:
    Net Investment Income .................................            --            --            --             --            --
    Net Realized and Unrealized Gains (Losses)
      on Investments ......................................          0.54         (0.59)        (0.83)          0.29          1.48
                                                               ----------    ----------    ----------    -----------   -----------
     Total from Investment Operations .....................          0.54         (0.59)        (0.83)          0.29          1.48
                                                               ----------    ----------    ----------    -----------   -----------
  Less Distributions:
    Distributions from Net Investment Income ..............            --            --            --             --            --
    Distributions from Realized Gains on
      Investments .........................................            --         (0.05)        (0.82)         (0.63)        (0.13)
                                                               ----------    ----------    ----------    -----------   -----------
     Total Distributions ..................................            --         (0.05)        (0.82)         (0.63)        (0.13)
                                                               ----------    ----------    ----------    -----------   -----------
Net Asset Value, End of Period ............................    $     2.72    $     2.18    $     2.82    $      4.47   $      4.81
                                                               ==========    ==========    ==========    ===========   ===========
Total Return(e) ...........................................         24.69%       (21.15%)      (19.87%)         6.18%        43.78%
                                                               ==========    ==========    ==========    ===========   ===========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands) ..................    $1,187,542    $  994,075    $1,341,876    $ 1,696,013   $ 1,485,311
                                                               ==========    ==========    ==========    ===========   ===========
Ratio of Expenses to Average Net Assets ...................          0.52%         0.52%         0.52%          0.52%         0.51%
                                                               ==========    ==========    ==========    ===========   ===========
Ratio of Net Investment Income (Loss) to Average
  Net Assets ..............................................         (0.10%)       (0.11%)        0.08%          0.09%        (0.02%)
                                                               ==========    ==========    ==========    ===========   ===========
Portfolio Turnover Rate ...................................         63.21%        43.37%        70.40%         63.18%        68.64%
                                                               ==========    ==========    ==========    ===========   ===========

                                                                                                                    For the Period
                                                                                             For the Year Ended    July 31, 2001(b)
                                                                                                December 31,           through
International Growth Portfolio                                                           -----------------------     December 31,
(For a share outstanding throughout the period)                                             2003           2002          2001
------------------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period ................................................     $     0.79   $      0.91   $      1.00
  Income from Investment Operations:
    Net Investment Income ...........................................................           0.01            --            --
    Net Realized and Unrealized Gains (Losses) on Investments .......................           0.30         (0.12)        (0.09)
                                                                                          ----------   -----------   -----------
     Total from Investment Operations ...............................................           0.31         (0.12)        (0.09)
                                                                                          ----------   -----------   -----------
  Less Distributions:
    Distributions from Net Investment Income ........................................          (0.01)           --            --
    Distributions from Realized Gains on Investments ................................             --            --            --
                                                                                          ----------   -----------   -----------
     Total Distributions ............................................................          (0.01)           --            --
                                                                                          ----------   -----------   -----------
Net Asset Value, End of Period ......................................................     $     1.09   $      0.79   $      0.91
                                                                                          ==========   ===========   ===========
Total Return(e) .....................................................................          38.99%       (12.34%)       (9.40%)
                                                                                          ==========   ===========   ===========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands) ............................................     $   66,690   $    35,373   $    26,900
                                                                                          ==========   ===========   ===========
Ratio of Gross Expenses to Average Net Assets .......................................           1.25%         1.15%         1.25%(d)
                                                                                          ==========   ===========   ===========
Ratio of Net Expenses to Average Net Assets .........................................           1.10%         1.10%         1.10%(d)
                                                                                          ==========   ===========   ===========
Ratio of Net Investment Income (Loss) to Average Net Assets .........................           0.79%         0.62%         0.05%(d)
                                                                                          ==========   ===========   ===========
Portfolio Turnover Rate .............................................................          58.09%        27.28%        18.45%
                                                                                          ==========   ===========   ===========

(b) Portfolio commenced operations July 31, 2001.

(d) Computed on an annualized basis.

(e) Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for period less than one year.

     The Accompanying Notes are an Integral Part of the Financial Statements

 Financial Highlights

Northwestern Mutual Series Fund, Inc.


                                                                                   For the Year Ended December 31,
Franklin Templeton International Equity                        ---------------------------------------------------------------------
(For a share outstanding throughout the period)                    2003           2002          2001          2000         1999
------------------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period ......................     $      1.02    $     1.26     $    1.63     $    1.78    $    1.68
  Income from Investment Operations:
    Net Investment Income .................................            0.03          0.02          0.02          0.02         0.03
    Net Realized and Unrealized Gains (Losses)
      on Investments ......................................            0.38         (0.24)        (0.23)        (0.04)        0.33
                                                                -----------    ----------     ---------     ---------    ---------
     Total from Investment Operations .....................            0.41         (0.22)        (0.21)        (0.02)        0.36
                                                                -----------    ----------     ---------     ---------    ---------
  Less Distributions:
    Distributions from Net Investment Income ..............           (0.02)        (0.02)        (0.03)        (0.04)       (0.05)
    Distributions from Realized Gains on
      Investments .........................................              --            --         (0.13)        (0.09)       (0.21)
                                                                -----------    ----------     ---------     ---------    ---------
     Total Distributions ..................................           (0.02)        (0.02)        (0.16)        (0.13)       (0.26)
                                                                -----------    ----------     ---------     ---------    ---------
Net Asset Value, End of Period ............................     $      1.41    $     1.02     $    1.26     $    1.63    $    1.78
                                                                ===========    ==========     =========     =========    =========
Total Return(e) ...........................................           40.46%       (17.40%)      (14.00%)       (0.79%)      22.88%
                                                                ===========    ==========     =========     =========    =========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands) ..................     $   795,707    $  563,102     $ 716,413     $ 809,617    $ 772,170
                                                                ===========    ==========     =========     =========    =========
Ratio of Expenses to Average Net Assets ...................            0.74%         0.74%         0.74%         0.73%        0.74%
                                                                ===========    ==========     =========     =========    =========
Ratio of Net Investment Income (Loss) to
  Average Net Assets ......................................            2.33%         1.72%         1.99%         1.77%        2.62%
                                                                ===========    ==========     =========     =========    =========
Portfolio Turnover Rate ...................................           24.87%        30.94%        34.52%        26.95%       38.37%
                                                                ===========    ==========     =========     =========    =========

                                                                                                                     For the Period
                                                                                                                     May 1, 2003(c)
                                                                                                                         through
AllianceBernstein Mid Cap Value Portfolio                                                                              December 31,
(For a share outstanding throughout the period)                                                                            2003
------------------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period ............................................................................    $      1.00
  Income from Investment Operations:
    Net Investment Income .......................................................................................           0.01
    Net Realized and Unrealized Gains (Losses) on Investments ...................................................           0.32
                                                                                                                     -----------
     Total from Investment Operations ...........................................................................           0.33
                                                                                                                     -----------
  Less Distributions:
    Distributions from Net Investment Income ....................................................................          (0.00)(f)
    Distributions from Realized Gains on Investments ............................................................          (0.01)
                                                                                                                      ----------
     Total Distributions ........................................................................................          (0.01)
                                                                                                                      -----------
Net Asset Value, End of Period ..................................................................................     $     1.32
                                                                                                                      ==========
Total Return(e) .................................................................................................          33.16%
                                                                                                                      ==========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands) ........................................................................     $   44,091
                                                                                                                      ==========
Ratio of Expenses to Average Net Assets .........................................................................           0.94%(d)
                                                                                                                      ==========
Ratio of Net Investment Income (Loss) to Average Net Assets .....................................................           0.70%(d)
                                                                                                                      ==========
Portfolio Turnover Rate .........................................................................................           9.68%
                                                                                                                      ==========

(c) Portfolio commenced operations on May 1, 2003.

(d) Computed on an annualized basis.

(e) Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for period less than one year.

(f) Amount is less than $0.005.

     The Accompanying Notes are an Integral Part of the Financial Statements

 Financial Highlights

Northwestern Mutual Series Fund, Inc.

                                                                                                          For the Period
                                                                                                         April 30, 1999(a)
                                                                     For the Year Ended December 31,          through
Index 400 Stock Portfolio                                        ---------------------------------------     December 31,
(For a share outstanding throughout the period)                    2003      2002      2001      2000           1999
--------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period ........................    $   0.95  $   1.12  $   1.14  $   1.11      $  1.00
  Income from Investment Operations:
    Net Investment Income (Loss) ............................        0.01      0.01        --      0.02         0.01
    Net Realized and Unrealized Gains (Losses)
      on Investments ........................................        0.33     (0.17)    (0.01)     0.16         0.12
                                                                 --------  --------  --------  --------      -------
     Total from Investment Operations .......................        0.34     (0.16)    (0.01)     0.18         0.13
                                                                 --------  --------  --------  --------      -------
  Less Distributions:
    Distributions from Net Investment Income ................       (0.01)    (0.01)       --     (0.02)       (0.01)
    Distributions from Realized Gains on
      Investments ...........................................          --        --     (0.01)    (0.13)       (0.01)
                                                                 --------  --------  --------  --------      -------
     Total Distributions ....................................       (0.01)    (0.01)    (0.01)    (0.15)       (0.02)
                                                                 --------  --------  --------  --------      -------
Net Asset Value, End of Period ..............................    $   1.28  $   0.95  $   1.12  $   1.14      $  1.11
                                                                 ========  ========  ========  ========      =======
Total Return(e) .............................................       35.01%   (14.54%)   (0.65%)   17.21%       12.83%
                                                                 ========  ========  ========  ========      =======
Ratios and Supplemental Data
Net Assets, End of Period (in thousands) ....................    $342,500  $225,410  $210,734  $137,616      $59,644
                                                                 ========  ========  ========  ========      =======
Ratio of Gross Expenses to Average Net Assets ...............        0.27%     0.28%     0.31%     0.32%       0.46%(d)
                                                                 ========  ========  ========  ========      =======
Ratio of Net Expenses to Average Net Assets .................        0.27%     0.28%     0.31%     0.32%       0.35%(d)
                                                                 ========  ========  ========  ========      =======
Ratio of Net Investment Income to
  Average Net Assets ........................................        0.92%     0.86%     1.06%     1.71%       1.69%(d)
                                                                 ========  ========  ========  ========      =======
Portfolio Turnover Rate .....................................        9.74%    15.60%    19.06%    54.60%       26.51%
                                                                 ========  ========  ========  ========      =======

                                                                                                          For the Period
                                                                                                           May 1, 2003(c)
                                                                                                               through
Janus Capital Appreciation Portfolio                                                                         December 31,
(For a share outstanding throughout the period)                                                                 2003
--------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period ...................................................................     $  1.00
  Income from Investment Operations:
    Net Investment Income (Loss) .......................................................................          --
    Net Realized and Unrealized Gains (Losses) on Investments ..........................................        0.20
                                                                                                             -------
     Total from Investment Operations ..................................................................        0.20
                                                                                                             -------
  Less Distributions:
    Distributions from Net Investment Income ...........................................................       (0.00)(f)
    Distributions from Realized Gains on Investments ...................................................       (0.00)(f)
                                                                                                             -------
     Total Distributions ...............................................................................       (0.00)
                                                                                                             -------
Net Asset Value, End of Period .........................................................................     $  1.20
                                                                                                             =======
Total Return(e) ........................................................................................       19.90%
                                                                                                             =======
Ratios and Supplemental Data
Net Assets, End of Period (in thousands) ...............................................................     $36,730
                                                                                                             =======
Ratio of Expenses to Average Net Assets ................................................................        0.90%(d)
                                                                                                             =======
Ratio of Net Investment Income to Average Net Assets ...................................................        0.07%(d)
                                                                                                             =======
Portfolio Turnover Rate ................................................................................       33.68%
                                                                                                             =======

(a) Portfolio commenced operations on April 30, 1999.

(c) Portfolio commenced operations on May 1, 2003.

(d) Computed on an annualized basis.

(e) Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for period less than one year.

(f) Amount is less than $0.005.

     The Accompanying Notes are an Integral Part of the Financial Statements

 Financial Highlights

Northwestern Mutual Series Fund, Inc.

                                                                            For the Year Ended December 31,
Growth Stock Portfolio                                           ------------------------------------------------------
(For a share outstanding throughout the period)                    2003       2002        2001       2000      1999
-----------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period ........................    $   1.59   $   2.03    $   2.47   $   2.66   $   2.25
  Income from Investment Operations:
    Net Investment Income (Loss) ............................        0.01       0.01        0.02       0.03       0.03
    Net Realized and Unrealized Gains (Losses)
      on Investments ........................................        0.28      (0.43)      (0.36)     (0.09)      0.47
                                                                 --------   --------    --------   --------   --------
     Total from Investment Operations .......................        0.29      (0.42)      (0.34)     (0.06)      0.50
                                                                 --------   --------    --------   --------   --------
  Less Distributions:
    Distributions from Net Investment Income ................       (0.01)     (0.02)      (0.02)     (0.02)     (0.03)
    Distributions from Realized Gains on
      Investments ...........................................          --         --       (0.08)     (0.11)     (0.06)
                                                                 --------   --------    --------   --------   --------
     Total Distributions ....................................       (0.01)     (0.02)      (0.10)     (0.13)     (0.09)
                                                                 --------   --------    --------   --------   --------
Net Asset Value, End of Period ..............................    $   1.87   $   1.59    $   2.03   $   2.47   $   2.66
                                                                 ========   ========    ========   ========   ========
Total Return(e) .............................................       18.94%    (20.83%)    (14.22%)    (2.49%)    22.50%
                                                                 ========   ========    ========   ========   ========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands) ....................    $665,871   $551,421    $696,578   $770,816   $676,134
                                                                 ========   ========    ========   ========   ========
Ratio of Expenses to Average Net Assets .....................        0.43%      0.43%       0.43%      0.43%      0.43%
                                                                 ========   ========    ========   ========   ========
Ratio of Net Investment Income to
  Average Net Assets ........................................        0.77%      0.76%       1.01%      1.12%      1.22%
                                                                 ========   ========    ========   ========   ========
Portfolio Turnover Rate .....................................       40.89%     28.06%      27.98%     28.01%     27.26%
                                                                 ========   ========    ========   ========   ========

                                                                            For the Year Ended December 31,
Large Cap Core Stock Portfolio                                   ------------------------------------------------------
(For a share outstanding throughout the period)                    2003       2002        2001       2000       1999
-----------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period ........................    $   0.87   $   1.22    $   1.37   $   1.56   $   1.62
  Income from Investment Operations:
    Net Investment Income (Loss) ............................        0.01      0.01         0.01       0.01       0.01
    Net Realized and Unrealized Gains (Losses)
      on Investments ........................................        0.20     (0.35)       (0.11)     (0.11)      0.12
                                                                 --------  --------     --------   --------   --------
     Total from Investment Operations .......................        0.21     (0.34)       (0.10)     (0.10)      0.13
                                                                 --------  --------     --------   --------   --------
  Less Distributions:
    Distributions from Net Investment Income ................       (0.01)    (0.01)       (0.01)     (0.01)        --
    Distributions from Realized Gains on
      Investments ...........................................          --        --        (0.04)     (0.08)     (0.19)
                                                                 --------  --------     --------   --------   --------
     Total Distributions ....................................       (0.01)    (0.01)       (0.05)     (0.09)     (0.19)
                                                                 --------  --------     --------   --------   --------
Net Asset Value, End of Period ..............................    $   1.07  $   0.87     $   1.22   $   1.37   $   1.56
                                                                 ========  ========     ========   ========   ========
Total Return(e) .............................................       24.05%   (28.20%)      (7.77%)    (6.97%)     7.47%
                                                                 ========  ========     ========   ========   ========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands) ....................    $447,554  $365,944     $548,672   $579,981   $661,552
                                                                 ========  ========     ========   ========   ========
Ratio of Expenses to Average Net Assets .....................        0.46%     0.58%        0.58%      0.57%      0.57%
                                                                 ========  ========     ========   ========   ========
Ratio of Net Investment Income to
  Average Net Assets ........................................        1.07%     0.85%        0.75%      0.68%      0.80%
                                                                 ========  ========     ========   ========   ========
Portfolio Turnover Rate .....................................       58.90%    29.20%      44.37%      47.67%    106.93%
                                                                 ========  ========     ========   ========   ========

(e) Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for period less than one year.

     The Accompanying Notes are an Integral Part of the Financial Statements

 Financial Highlights

Northwestern Mutual Series Fund, Inc.

                                                                                     For the Period
                                                                                        July 31,
                                                                 For the Year Ended     2001(b)
                                                                    December 31,        through
Capital Guardian Domestic Equity Portfolio                       ------------------   December 31,
(For a share outstanding throughout the period)                    2003      2002         2001
-----------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period ..........................  $   0.76  $   0.97     $  1.00
  Income from Investment Operations: ..........................
    Net Investment Income                                            0.01      0.01          --
    Net Realized and Unrealized Gains (Losses) on Investments..      0.24     (0.21)      (0.03)
                                                                 --------  --------     -------
     Total from Investment Operations .........................      0.25     (0.20)      (0.03)
                                                                 --------  --------     -------
  Less Distributions:
    Distributions from Net Investment Income ..................     (0.01)    (0.01)         --
    Distributions from Realized Gains on Investments ..........        --        --          --
                                                                 --------  --------     -------
     Total Distributions ......................................     (0.01)    (0.01)         --
                                                                 --------  --------     -------
Net Asset Value, End of Period ................................  $   1.00  $   0.76     $  0.97
                                                                 ========  ========     =======
Total Return(e) ...............................................     34.41%   (21.24%)     (2.19%)
                                                                 ========  ========     =======
Ratios and Supplemental Data
Net Assets, End of Period (in thousands) ......................  $136,099  $ 74,274     $40,722
                                                                 ========  ========     =======
Ratio of Gross Expenses to Average Net Assets .................      0.67%     0.70%       0.90%(d)
                                                                 ========  ========     =======
Ratio of Net Expenses to Average Net Assets ...................      0.67%     0.70%       0.75%(d)
                                                                 ========  ========     =======
Ratio of Net Investment Income to Average Net Assets ..........      1.84%     1.54%       1.32%(d)
                                                                 ========  ========     =======
Portfolio Turnover Rate .......................................     29.20%    22.42%      18.98
                                                                 ========  ========     =======

                                                                                     For the Period
                                                                                     May 1, 2003(c)
                                                                                        through
T. Rowe Price Equity Income Portfolio                                                December 31,
(For a share outstanding throughout the period)                                         2003
-----------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period ................................................   $  1.00
  Income from Investment Operations:
    Net Investment Income ...........................................................      0.01
    Net Realized and Unrealized Gains (Losses) on Investments .......................      0.23
                                                                                        -------
     Total from Investment Operations ...............................................      0.24
                                                                                        -------
  Less Distributions:
    Distributions from Net Investment Income ........................................     (0.01)
    Distributions from Realized Gains on Investments ................................     (0.01)
                                                                                        -------
     Total Distributions ............................................................     (0.02)
                                                                                        -------
Net Asset Value, End of Period ......................................................   $  1.22
                                                                                        =======
Total Return(e) .....................................................................     23.64%
                                                                                        =======
Ratios and Supplemental Data
Net Assets, End of Period (in thousands) ............................................   $47,664
                                                                                        =======
Ratio of Gross Expenses to Average Net Assets .......................................      0.77%(d)
                                                                                        =======
Ratio of Net Expenses to Average Net Assets .........................................      0.75%(d)
                                                                                        =======
Ratio of Net Investment Income to Average Net Assets ................................      1.88%(d)
                                                                                        =======
Portfolio Turnover Rate .............................................................     27.27%
                                                                                        =======

(b) Portfolio commenced operations July 31, 2001.

(c) Portfolio commenced perations on May 1, 2003.

(d) Computed on an annualized basis.

(e) Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for period less than one year.

    The Accompanying Notes are an Integral Part of the Financial Statements

 Financial Highlights

Northwestern Mutual Series Fund, Inc.


                                                                                  For the Year Ended December 31,
Index 500 Stock Portfolio                                        -----------------------------------------------------------------
(For a share outstanding throughout the period)                       2003         2002           2001         2000        1999
----------------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period ...........................  $     2.17    $     2.87    $     3.41   $     3.89   $     3.29
  Income from Investment Operations: ...........................
    Net Investment Income (Loss) ...............................        0.04          0.03          0.03         0.04         0.04
    Net Realized and Unrealized Gains (Losses) on Investments ..        0.56         (0.64)        (0.43)       (0.37)        0.64
                                                                  ----------    ----------    ----------   ----------   ----------
     Total from Investment Operations ..........................        0.60         (0.61)        (0.40)       (0.33)        0.68
                                                                  ----------    ----------    ----------   ----------   ----------
  Less Distributions:
    Distributions from Net Investment Income ...................       (0.04)        (0.03)        (0.04)       (0.04)       (0.03)
    Distributions from Realized Gains on Investments ...........       (0.01)        (0.06)        (0.10)       (0.11)       (0.05)
                                                                  ----------    ----------    ----------   ----------   ----------
     Total Distributions .......................................       (0.05)        (0.09)        (0.14)       (0.15)       (0.08)
                                                                  ----------    ----------    ----------   ----------   ----------
Net Asset Value, End of Period .................................  $     2.72    $     2.17    $     2.87   $     3.41   $     3.89
                                                                  ==========    ==========    ==========   ==========   ==========
Total Return(e) ................................................       28.43%       (22.07%)     (11.88%)      (8.75%)      20.91%
                                                                  ==========    ==========    ==========   ==========   ==========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands) .......................  $1,756,120    $1,362,881    $1,821,875   $2,072,937   $2,271,956
                                                                  ==========    ==========    ==========   ==========   ==========
Ratio of Expenses to Average Net Assets ........................        0.20%         0.21%         0.21%        0.20%        0.20%
                                                                  ==========    ==========    ==========   ==========   ==========
Ratio of Net Investment Income to Average Net Assets ...........        1.59%         1.40%         1.13%        1.08%        1.16%
                                                                  ==========    ==========    ==========   ==========   ==========
Portfolio Turnover Rate ........................................        2.44%         6.55%         2.92%        6.47%        5.65%
                                                                  ==========    ==========    ==========   ==========   ==========

                                                                                                                    For the Period
                                                                                              For the Year Ended   July 31, 2001(b)
                                                                                                  December 31,         through
Asset Allocation Portfolio                                                                 ----------------------    December 31,
(For a share outstanding throughout the period)                                                 2003       2002          2001
------------------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period ....................................................   $     0.86   $     0.97   $     1.00
  Income from Investment Operations:
    Net Investment Income ...............................................................         0.02         0.01         0.01
    Net Realized and Unrealized Gains (Losses) on Investments ...........................         0.16        (0.11)       (0.03)
                                                                                            ----------   ----------   ----------
     Total from Investment Operations ...................................................         0.18        (0.10)       (0.02)
                                                                                            ----------   ----------   ----------
  Less Distributions:
    Distributions from Net Investment Income ............................................        (0.02)       (0.01)       (0.01)
    Distributions from Realized Gains on Investments                                                --           --           --
                                                                                            ----------   ----------   ----------
     Total Distributions ................................................................        (0.02)       (0.01)       (0.01)
                                                                                            ----------   ----------   ----------
Net Asset Value, End of Period ..........................................................   $     1.02   $     0.86   $     0.97
                                                                                            ==========   ==========   ==========
Total Return(e) .........................................................................        20.63%      (10.26%)      (2.10%)
                                                                                            ==========   ==========   ==========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands) ................................................   $  130,478   $   87,260   $   40,116
                                                                                            ==========   ==========   ==========
Ratio of Gross Expenses to Average Net Assets ...........................................         0.73%        0.87%        0.92%(d)
                                                                                            ==========   ==========   ==========
Ratio of Net Expenses to Average Net Assets .............................................         0.73%        0.75%        0.75%(d)
                                                                                            ==========   ==========   ==========
Ratio of Net Investment Income to Average Net Assets ....................................         1.83%        2.18%        2.19%(d)
                                                                                            ==========   ==========   ==========
Portfolio Turnover Rate .................................................................       103.77%      112.73%       55.88%
                                                                                            ==========   ==========   ==========

(b) Portfolio commenced operations July 31, 2001.

(d) Computed on an annualized basis.

(e) Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for period less than one year.

     The Accompanying Notes are an Integral Part of the Financial Statements

 Financial Highlights

Northwestern Mutual Series Fund, Inc.


                                                                                   For the Year Ended December 31,
Balanced Portfolio                                             ---------------------------------------------------------------------
(For a share outstanding throughout the period)                   2003          2002          2001          2000         1999
------------------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period ........................... $     1.62    $     1.82    $     2.03    $     2.22    $     2.22
  Income from Investment Operations:
    Net Investment Income (Loss) ...............................       0.05          0.06          0.08          0.08          0.07
    Net Realized and Unrealized Gains (Losses) on Investments ..       0.24         (0.20)        (0.13)        (0.09)         0.17
                                                                 ----------    ----------    ----------    ----------    ----------
     Total from Investment Operations ..........................       0.29         (0.14)        (0.05)        (0.01)         0.24
                                                                 ----------    ----------    ----------    ----------    ----------
  Less Distributions:
    Distributions from Net Investment Income ...................      (0.06)        (0.06)        (0.08)        (0.07)        (0.07)
    Distributions from Realized Gains on Investments                     --            --         (0.08)        (0.11)        (0.17)
                                                                 ----------    ----------    ----------    ----------    ----------
     Total Distributions .......................................      (0.06)        (0.06)        (0.16)        (0.18)        (0.24)
                                                                 ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of Period ................................. $     1.85    $     1.62    $     1.82    $     2.03    $     2.22
                                                                 ==========    ==========    ==========    ==========    ==========
Total Return(e) ................................................      17.99%        (7.54%)       (3.15%)       (0.17%)       11.18%
                                                                 ==========    ==========    ==========    ==========    ==========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands) ....................... $2,891,488    $2,561,529    $3,011,137    $3,253,199    $3,557,900
                                                                 ==========    ==========    ==========    ==========    ==========
Ratio of Expenses to Average Net Assets ........................       0.30%         0.30%         0.30%         0.30%         0.30%
                                                                 ==========    ==========    ==========    ==========    ==========
Ratio of Net Investment Income to Average Net Assets ...........       2.74%         3.08%         3.75%         3.47%         3.36%
                                                                 ==========    ==========    ==========    ==========    ==========
Portfolio Turnover Rate ........................................      69.56%        53.12%        50.37%        24.36%        27.16%
                                                                 ==========    ==========    ==========    ==========    ==========

                                                                                     For the Year Ended December 31,
High Yield Bond Portfolio                                        -------------------------------------------------------------------
(For a share outstanding throughout the period)                       2003        2002           2001         2000          1999
------------------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period ........................... $     0.56    $     0.65    $     0.69    $     0.82    $     0.94
  Income from Investment Operations:
    Net Investment Income ......................................       0.05          0.07          0.08          0.09          0.11
    Net Realized and Unrealized Gains (Losses) on Investments ..       0.12         (0.09)        (0.04)        (0.13)        (0.12)
                                                                 ----------    ----------    ----------    ----------    ----------
     Total from Investment Operations ..........................       0.17         (0.02)         0.04         (0.04)        (0.01)
                                                                 ----------    ----------    ----------    ----------    ----------
  Less Distributions:
    Distributions from Net Investment Income ...................      (0.00)(f)     (0.07)        (0.08)        (0.09)        (0.11)
    Distributions from Realized Gains on Investments ...........         --            --            --            --            --
                                                                 ----------    ----------    ----------    ----------    ----------
     Total Distributions .......................................      (0.00)        (0.07)        (0.08)        (0.09)        (0.11)
                                                                 ----------    ----------    ----------    ----------    ----------
Net Asset Value, End of Period ................................. $     0.73    $     0.56    $     0.65    $     0.69    $     0.82
                                                                 ==========    ==========    ==========    ==========    ==========
Total Return(e) ................................................      29.06%        (2.89%)        5.03%       (4.60%)       (0.44%)
                                                                 ==========    ==========    ==========    ==========    ==========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands) ....................... $  199,371    $  137,553    $  147,670    $  138,207    $  161,424
                                                                 ==========    ==========    ==========    ==========    ==========
Ratio of Gross Expenses to Average Net Assets ..................       0.52%         0.54%         0.53%         0.53%         0.50%
                                                                 ==========    ==========    ==========    ==========    ==========
Ratio of Net Expenses to Average Net Assets ....................       0.52%         0.54%         0.53%         0.52%         0.50%
                                                                 ==========    ==========    ==========    ==========    ==========
Ratio of Net Investment Income to Average Net Assets ...........       8.66%        10.37%        10.48%        10.90%        11.15%
                                                                 ==========    ==========    ==========    ==========    ==========
Portfolio Turnover Rate ........................................     182.10%        89.20%        96.41%       124.91%       139.87%
                                                                 ==========    ==========    ==========    ==========    ==========

(e) Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for period less than one year.

(f) Amount is less than $0.005.

     The Accompanying Notes are an Integral Part of the Financial Statements

 Financial Highlights

Northwestern Mutual Series Fund, Inc.


                                                                                 For the Year Ended December 31,
Select Bond Portfolio                                            ---------------------------------------------------------
(For a share outstanding throughout the period)                    2003        2002        2001        2000        1999
--------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period ........................    $   1.27    $   1.20    $   1.16    $   1.13    $   1.25
  Income from Investment Operations:
    Net Investment Income ...................................        0.05        0.05        0.06        0.08        0.08
    Net Realized and Unrealized Gains (Losses)
      on Investments ........................................        0.02        0.09        0.05        0.03       (0.09)
                                                                 --------    --------    --------    --------    --------
     Total from Investment Operations .......................        0.07        0.14        0.11        0.11       (0.01)
                                                                 --------    --------    --------    --------    --------
  Less Distributions:
    Distributions from Net Investment Income ................       (0.05)      (0.06)      (0.07)      (0.08)      (0.08)
    Distributions from Realized Gains on Investments ........       (0.03)      (0.01)         --          --       (0.03)
                                                                 --------    --------    --------    --------    --------
     Total Distributions ....................................       (0.08)      (0.07)      (0.07)      (0.08)      (0.11)
                                                                 --------    --------    --------    --------    --------
Net Asset Value, End of Period ..............................    $   1.26    $   1.27    $   1.20    $   1.16    $   1.13
                                                                 ========    ========    ========    ========    ========
Total Return(e) .............................................        5.49%      12.09%      10.37%      10.21%      (1.00%)
                                                                 ========    ========    ========    ========    ========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands) ....................    $621,325    $584,018    $405,406    $291,678    $286,493
                                                                 ========    ========    ========    ========    ========
Ratio of Expenses to Average Net Assets .....................        0.30%       0.30%       0.30%       0.30%       0.30%
                                                                 ========    ========    ========    ========    ========
Ratio of Net Investment Income to Average Net Assets ........        4.03%       5.01%       6.15%       6.84%       6.56%
                                                                 ========    ========    ========    ========    ========
Portfolio Turnover Rate .....................................      137.05%     184.37%     151.27%     139.89%      76.65%
                                                                 ========    ========    ========    ========    ========

                                                                                 For the Year Ended December 31,
Money Market Portfolio                                           ---------------------------------------------------------
(For a share outstanding throughout the period)                    2003        2002        2001        2000        1999
--------------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
Net Asset Value, Beginning of Period ........................    $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
  Income from Investment Operations:
    Net Investment Income ...................................        0.01        0.02        0.04        0.06        0.05
                                                                 --------    --------    --------    --------    --------
     Total from Investment Operations .......................        0.01        0.02        0.04        0.06        0.05
                                                                 --------    --------    --------    --------    --------
  Less Distributions:
    Distributions from Net Investment Income ................       (0.01)      (0.02)      (0.04)      (0.06)      (0.05)
                                                                 --------    --------    --------    --------    --------
     Total Distributions ....................................       (0.01)      (0.02)      (0.04)      (0.06)      (0.05)
                                                                 --------    --------    --------    --------    --------
Net Asset Value, End of Period ..............................    $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                                                 ========    ========    ========    ========    ========
Total Return(e) .............................................        1.23%       1.65%       3.91%       6.28%       5.10%
                                                                 ========    ========    ========    ========    ========
Ratios and Supplemental Data
Net Assets, End of Period (in thousands) ....................    $399,873    $501,313    $458,689    $384,455    $404,284
                                                                 ========    ========    ========    ========    ========
Ratio of Gross Expenses to Average Net Assets ...............        0.30%       0.30%       0.30%       0.30%       0.30%
                                                                 ========    ========    ========    ========    ========
Ratio of Net Expenses to Average Net Assets .................        0.00%       0.27%       0.30%       0.30%       0.30%
                                                                 ========    ========    ========    ========    ========
Ratio of Net Investment Income to Average Net Assets ........        1.23%       1.63%       3.76%       6.08%       4.99%
                                                                 ========    ========    ========    ========    ========

(e) Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for period less than one year.

     The Accompanying Notes are an Integral Part of the Financial Statements

 Notes to Financial Statements

Northwestern Mutual Series Fund, Inc.
December 31, 2003


Note 1 -- Northwestern Mutual Series Fund, Inc. (the "Series Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940. The Series Fund consists of the Small Cap Growth Stock Portfolio, T. Rowe Price Small Cap Value Portfolio, Aggressive Growth Stock Portfolio, International Growth Portfolio, Franklin Templeton International Equity Portfolio, AllianceBernstein Mid Cap Value Portfolio, Index 400 Stock Portfolio, Janus Capital Appreciation Portfolio, Growth Stock Portfolio, Large Cap Core Stock Portfolio, Capital Guardian Domestic Equity Portfolio, T. Rowe Price Equity Income Portfolio, Index 500 Stock Portfolio, Asset Allocation Portfolio, Balanced Portfolio, High Yield Bond Portfolio, Select Bond Portfolio and the Money Market Portfolio (the "Portfolios"). Shares are presently offered only to The Northwestern Mutual Life Insurance Company ("Northwestern Mutual") and its segregated asset accounts.

On May 1, 2003, three new portfolios commenced operations in the Series Fund:
AllianceBernstein Mid Cap Value Portfolio, Janus Capital Appreciation Portfolio and T. Rowe Price Equity Income Portfolio. These three new portfolios were each organized with 2,000,000,000 authorized shares of Common Stock, with a par value equaling $0.01 per share. On May 1, 2003, Northwestern Mutual purchased 25,010,000 shares of each of the new portfolios at $1.00 per share.

Note 2 -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Principal accounting policies are summarized below.

Note 3 -- Stocks listed on a national or foreign stock exchange are generally valued at the last sale price on the exchange on which the security is principally traded. Stocks listed on the NASDAQ Stock Market, Inc. ("NASDAQ") for which a NASDAQ Official Closing Price ("NOCP") is available are valued at the NOCP. If there has been no sale on such exchange or on NASDAQ, the security is valued at the prior day's price. Stocks traded only in the over-the-counter market and not on a securities exchange or NASDAQ are valued at the latest bid price. Bonds are valued on the basis of prices furnished by a service which determines prices for normal institutional-size trading units of bonds. Securities for which current market quotations are not readily available are valued at fair value determined by procedures approved by the Board of Directors. The fair value procedure is used if a significant event that is likely to have affected the value of the securities takes place after the time of the most recent market quotations or the market quotations for other reasons do not reflect information material to the value of those securities. Generally, money market investments, other than in the Money Market Portfolio, with maturities exceeding sixty days are valued by marking to market on the basis of an average of the most recent bid prices or yields. Generally, money market investments with maturities of sixty days or less and all securities in the Money Market Portfolio are valued on an amortized cost basis or, if the current market value differs substantially from the amortized cost, by marking to market.

Note 4 -- Certain of the Portfolios may have securities and other assets and liabilities denominated in foreign currencies which are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Portfolios purchase or sell a foreign security they may enter into a foreign currency exchange contract to minimize market risk from the trade date to the settlement date of such transaction. Such foreign currency exchange contracts are marked to market daily.

The Portfolios may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in market value recorded as an unrealized gain or loss. When the contracts are closed, a realized gain or loss is recorded. Risks may arise from changes in market value of the underlying instruments and from the possible inability of counterparties to meet the terms of their contracts.

The Portfolios do not separately report the results of operations due to changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized or unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade date and the settlement date on security transactions, and the differences between the amounts of dividends and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid.

 Notes to Financial Statements

Note 5 -- The Small Cap Growth Stock, Aggressive Growth Stock, Index 400 Stock, Growth Stock, Index 500 Stock, Asset Allocation, Balanced and Select Bond Portfolios invest in futures contracts as an alternative to investing in individual securities and could be exposed to market risk due to changes in the value of the underlying securities or due to an illiquid secondary market. Futures contracts are marked to market daily based upon quoted settlement prices. The Portfolios receive from or pay to brokers an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments, known as the "variation margin", are recorded by the Portfolios as unrealized gains or losses. When a contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

For federal income tax purposes, net unrealized appreciation (depreciation) on open futures contracts is generally required to be treated as realized gains (losses).

Note 6 -- The Series Fund has a securities lending program that enables each Portfolio, except the Money Market Portfolio, to loan securities to approved broker-dealers. The Portfolio receives cash (U.S. currency), U.S. Government or U.S. Government agency obligations as collateral against the loaned securities. To the extent that a loan is collateralized by cash, such collateral shall be invested by the Portfolio to earn interest in accordance with the Portfolio's investment policies. The collateral received under the securities lending program is recorded on the Portfolio's statement of assets and liabilities along with the related obligation to return the collateral.

Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is recorded as income for the Portfolio. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for non-U.S. securities) of the market value of the loaned securities at the inception of each loan. Thereafter, each loan must be continuously secured by collateral at least equal at all times to the value of the securities lent. In addition, the Portfolio is entitled to terminate a securities loan at any time. As of December 31, 2003, the value of outstanding securities on loan and the value of collateral amounted to the following:

                                    Value of           Value of
                                Securities on Loan     Collateral
                                ------------------     -----------
   Balanced Portfolio ........     $42,046,363         $43,060,250
   Select Bond Portfolio .....      60,856,327          62,352,625

As of December 31, 2003, collateral received for securities on loan is invested in money market instruments and included in Investments on the Portfolio's Statement of Assets and Liabilities.

Note 7 -- The Asset Allocation, Balanced, and Select Bond Portfolios have entered into mortgage dollar rolls. Dollar roll transactions consist of the sale by a portfolio to a bank or broker/dealer (the "counterparty") of mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date, at a similar price. As of December 31, 2003, the following mortgage dollar rolls were outstanding:

                                                     Obligation
Portfolio                     Cost        Value      Liability
---------                 ------------ -----------  -----------
Asset Allocation .......  $ 1,691,214  $ 1,694,898  $ 1,695,898
Balanced ...............   81,234,945   81,422,288   81,463,684
Select Bond ............   50,640,438   50,754,371   50,781,998

The obligation liability is included in Due on Purchase of Securities and Securities Lending Collateral on the Portfolio's Statement of Assets and Liabilities. Securities subject to these agreements had a contractual maturity of 1/1/2034. The weighted average interest rate was 4.55% for the Asset Allocation Portfolio, 4.67% for the Balanced Portfolio, and 4.61% for the Select Bond Portfolio.

 Notes to Financial Statements

Note 8 -- Interest income is recorded daily on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as information from foreign issuers is available. Where applicable, dividends are recorded net of foreign dividend tax. Discounts and premiums on securities purchased are amortized over the life of the respective securities using the effective interest method. Securities transactions are accounted for on trade date. The basis for determining cost on sale of securities is identified cost. For the year ended December 31, 2003, transactions in securities other than money market investments were:

                                                                  U.S.       Total      U.S. Govt.
                                                    Total        Govt.     Security     Security
                                                  Security     Security     Sales/       Sales/
Portfolio                                         Purchases    Purchases  Maturities   Maturities
---------                                         ----------   ---------  ----------   ----------
                                                                (Amounts in thousands)
Small Cap Growth Stock ........................   $  248,553   $      --  $  227,179   $       --
T. Rowe Price Small Cap Value .................       62,633          --      29,190           --
Aggressive Growth Stock .......................      645,596          --     614,945           --
International Growth ..........................       37,865          --      26,391           --
Franklin Templeton International Equity .......      150,512          --     156,392           --
AllianceBernstein Mid Cap Value ...............       34,381          --       2,809           --
Index 400 Stock ...............................       58,492          --      24,554           --
Janus Capital Appreciation ....................       38,726          --       8,430           --
Growth Stock ..................................      245,169          --     229,733           --
Large Cap Core Stock ..........................      225,433          --     224,110           --
Capital Guardian Domestic Equity ..............       55,965          --      27,105           --
T. Rowe Price Equity Income ...................       48,974          --       8,728           --
Index 500 Stock ...............................       63,750          --      35,859           --
Asset Allocation ..............................      128,274      42,393      99,789       37,791
Balanced ......................................    1,594,143     708,527   1,604,125      692,911
High Yield Bond ...............................      309,690          --     285,053           --
Select Bond ...................................      895,131     353,238     811,805      305,204

Note 9 -- The Series Fund and its Portfolios are parties to annually renewable contracts pursuant to which each Portfolio pays a charge for investment management and administrative services. Certain Portfolios, listed below, pay at a fixed annual rate based on the average daily net asset values of the Portfolio.

Portfolio                                Fee
---------                                ----
T. Rowe Price Small Cap Value .........   .85%
AllianceBernstein Mid Cap Value .......   .85%
Index 400 Stock .......................   .25%
Index 500 Stock .......................   .20%
Balanced ..............................   .30%
Select Bond ...........................   .30%
Money Market ..........................   .30%

For the other Portfolios the rate for the investment advisory fee is graded by the asset size of the Portfolio according to the following schedules:

                                               First     Next
                                                $50       $50
Portfolio                                     Million   Million   Excess
---------                                     -------   -------   ------
Small Cap Growth Stock .....................    .80%      .65%      .50%
Aggressive Growth Stock ....................    .80%      .65%      .50%
Franklin Templeton International Equity ....    .85%      .65%      .65%
Growth Stock ...............................    .60%      .50%      .40%
Large Cap Core Stock .......................    .60%      .50%      .40%
High Yield Bond ............................    .60%      .50%      .40%


                                               First     Next
                                               $100      $150
Portfolio                                     Million   Million   Excess
---------                                     -------   -------   ------
International Growth .......................    .75%      .65%      .55%
Capital Guardian Domestic Equity ...........    .65%      .55%      .50%
Asset Allocation ...........................    .60%      .50%      .40%


                                                         First
                                                          $500
Portfolio                                               Million    Excess
---------                                               -------    ------
T. Rowe Price Equity Income .........................     65%        60%

                                               First       Next
                                               $100        $400
Portfolio                                     Million    Million    Excess
---------                                     -------    -------    ------
Janus Capital Appreciation .................    .80%       .75%      .70%

The Series Fund's advisor, Mason Street Advisors, LLC, has contractually agreed to waive the management fee and absorb certain other operating expenses to the extent necessary so that Total Operating Expenses will not exceed the following amounts:

Portfolio                                                     Expiration
---------                                                  -----------------
T. Rowe Price Small Cap Value .................   1.00%    December 31, 2006
International Growth ..........................   1.10%    December 31, 2006
AllianceBernstein Mid Cap Value. ..............   1.00%    December 31, 2008
Janus Capital Appreciation ....................   0.90%    December 31, 2008
Capital Guardian Domestic Equity ..............   0.75%    December 31, 2006
T. Rowe Price Equity Income ...................   0.75%    December 31, 2008
Asset Allocation ..............................   0.75%    December 31, 2006

MSA has voluntarily waived its management fee since December 2, 2002 for the Money Market Portfolio.

 Notes to Financial Statements

These amounts are paid to Mason Street Advisors, a wholly owned subsidiary of Northwestern Mutual, which is the manager and investment adviser of the Series Fund. Other costs for each Portfolio are paid either by the Portfolios or Mason Street Advisors depending upon the applicable agreement in place.

All of the Portfolios, except for the Balanced, Select Bond and Money Market Portfolios, pay their own custodian fees. Certain Portfolios, listed below, pay a portion of their custodian fees indirectly through expense offset arrangements. Custodian fees are reduced for Portfolios that maintain compensating balances in non-interest bearing accounts. These Portfolios could have invested the assets used to pay for the custodian fees, had the assets not been used in the expense offset arrangements. For the year ended December 31, 2003, the amounts paid through expense offset arrangements were as follows:

Portfolio                           Amount
---------                           ------
Small Cap Growth Stock ............ $1,711
T. Rowe Price Small Cap Value .....    237
Aggressive Growth Stock ...........  3,322
AllianceBernstein Mid Cap Value ...    401
Index 400 Stock ...................    700
Janus Capital Appreciation ........  2,607
Growth Stock ......................    941
Large Cap Core Stock ..............    725
Capital Guardian Domestic Equity ..    715
T. Rowe Price Equity Income .......    562
Index 500 Stock ...................  1,136
Asset Allocation ..................    980
High Yield Bond ...................    270

T. Rowe Price Associates, Inc. ("T. Rowe Price"), Templeton Investment Counsel, LLC. ("Templeton Counsel"), Alliance Capital Management L.P., ("Alliance Capital Management"), Janus Capital Management, LLC ("Janus Capital") and Capital Guardian Trust Company ("Capital Guardian") have been retained under investment subadvisory agreements to provide investment advice and, in general, to conduct the management investment programs of the T. Rowe Price Small Cap Value and T. Rowe Price Equity Income Portfolios, the Franklin Templeton International Equity Portfolio, the AllianceBernstein Mid Cap Value Portfolio, the Janus Capital Appreciation Portfolio and the Capital Guardian Domestic Equity Portfolio, respectively. Mason Street Advisors pays T. Rowe Price an annual rate of .60% of the T. Rowe Price Small Cap Value Portfolio's average daily net assets. Mason Street Advisors pays Templeton Counsel .50% on the first $100 million of combined net assets for all funds managed for Northwestern Mutual by Templeton Counsel and .40% in excess of $100 million. Mason Street Advisors pays Alliance Capital Management .72% on the first $100 million of the Portfolio's assets, ..54% on the next $400 million, and .50% in excess of $500 million, with a minimum amount of $16,000. Mason Street Advisors pays Janus Capital .55% on the first $100 million of the Portfolio's assets, .50% on the next $400 million, and ..45% on assets in excess of $500 million. Mason Street Advisors pays Capital Guardian a flat annual fee of $375,000 on the Portfolio's assets of $100 million or less and .275% on net assets in excess of $100 million. For the T. Rowe Price Equity Income Portfolio, Mason Street Advisors pays T. Rowe Price .40% of the Portfolio's assets, reduced to .35% on assets in excess of $500 million.

The Small Cap Growth Stock, T. Rowe Small Cap Value, Aggressive Growth Stock, AllianceBernstein Mid Cap Value and Large Cap Core Stock Portfolios paid commissions on Fund transactions to an affiliated broker in the amounts of $10,876, $1,215, $83,927, $67,525 and $177,888, respectively, for the year ended
December 31, 2003.

Note 10 -- Each of the Portfolios of the Series Fund has elected to be taxed as a regulated investment company meeting certain requirements under the Internal Revenue Code. Since each expects to distribute all net investment income and net realized capital gains, the Portfolios anticipate incurring no federal income taxes.

Taxable distributions from net investment income and realized capital gains in the Portfolios may differ from book amounts earned during the period due to differences in the timing of capital gains recognition and due to the reclassification of certain gains or losses between capital and income. The differences between cost amounts for book purposes and tax purposes are primarily due to treatment of deferred losses.

It is the policy of the Portfolios to reclassify the net effect of permanent differences between book and taxable income to capital accounts on the Statements of Assets and Liabilities.

 Notes to Financial Statements

Certain losses incurred by the Portfolios after October 31/st/ are deferred and deemed to have occurred in the next fiscal year for income tax purposes. Net realized capital losses for federal income tax purposes are carried forward to offset future net realized gains. A summary of the Portfolios' post-October losses and capital loss carryovers as of December 31, 2003 is provided below:

                                              Post-October
                                                 Losses        Capital Loss Carryovers
                                            ---------------- ----------------------------
                                                    Foreign                      Utilized
Portfolio                                   Capital Currency  Amount  Expiration in 2003
---------                                   ------- -------- -------- ---------- --------
                                                    (Amounts in Thousands)
Small Cap Growth Stock ....................  $ --     $ --   $ 25,729  2009-2010  $15,995
T. Rowe Price Small Cap Value .............    --       --         --         --       98
Aggressive Growth Stock ...................    --       --    203,512  2010-2011       --
International Growth ......................    --       --      5,314  2009-2011       --
Franklin Templeton International Equity ...    --      124    120,208  2009-2011       --
AllianceBernstein Mid Cap Value ...........    --       --         --         --       --
Index 400 Stock ...........................    11       --         --         --    2,153
Janus Capital Appreciation ................   103       --         --         --       --
Growth Stock ..............................    --       --     95,156  2009-2010   20,473
Large Cap Core Stock ......................    --       --    165,024  2009-2011       --
Capital Guardian Domestic Equity ..........    --       --      3,619  2009-2011       --
T. Rowe Price Equity Income ...............    --       --         --         --       --
Index 500 Stock ...........................    --       --         --         --       --
Asset Allocation ..........................    --       --        556       2010    3,840
Balanced ..................................    --       --         --         --   50,014
High Yield Bond ...........................    --       --     76,427  2006-2010      737
Select Bond ...............................    --       --         --         --       --
Money Market ..............................    --       --         --         --       --

Note 11 -- Dividends from net investment income and net realized capital gains are declared each business day for the Money Market Portfolio and at least annually for the remaining portfolios of the Series Fund.

Note 12 -- Northwestern Mutual voluntarily reimburses the Franklin Templeton International Equity and International Growth Portfolios for the benefit Northwestern Mutual receives from foreign dividend taxes charged against the Portfolios. The amounts reimbursed represent approximately 65% of the foreign dividend taxes withheld from the Portfolios. Reimbursements are recorded when foreign dividend taxes are accrued. Voluntary reimbursements amounted to $1,469,313 and $1,045,186 for the Franklin Templeton International Equity Portfolio and $68,922 and $41,412 for the International Growth Portfolio for the years ended December 31, 2003 and December 31, 2002, respectively.

 Notes to Financial Statements

Note 13 -- Distributions to Shareholders

When applicable, each of the Portfolios made distributions during the year of ordinary income and long-term capital gains. The tax character of distributions paid for the years ended December 31, 2003 and December 31, 2002 was as follows:

                                              2003 Distributions Paid From:    2002 Distributions Paid From:
                                              -----------------------------    -----------------------------
                                                Ordinary      Long-term           Ordinary      Long-term
Portfolio                                        Income      Capital Gain          Income      Capital Gain
---------                                     ------------  ---------------    -------------  --------------
                                                                (Amounts in Thousands)
Small Cap Growth Stock .....................  $      --        $    --           $   432        $     --
T. Rowe Price Small Cap Value ..............         --             --               337              13
Aggressive Growth Stock ....................         --             --             1,101          24,420
International Growth .......................        420             --               186              --
Franklin Templeton International Equity ....     11,039             --            13,714              --
AllianceBernstein Mid Cap Value ............        541             --                --              --
Index 400 Stock ............................      1,934             --             1,830              --
Janus Capital Appreciation .................         91             --                --              --
Growth Stock ...............................      4,774             --             7,118              --
Large Cap Core Stock .......................      3,770             --             4,121              --
Capital Guardian Domestic Equity ...........      1,804             --               882              --
T. Rowe Price Equity Income ................        651             --                --              --
Index 500 Stock ............................     21,914          8,037            21,302          35,471
Asset Allocation ...........................      2,122             --             1,415              --
Balanced ...................................     85,974             --           106,128              --
High Yield Bond ............................        362             --            14,697              --
Select Bond ................................     38,274             --            24,835              --
Money Market ...............................      5,836             --             7,657              --

As of December 31, 2003, the tax basis amounts were as follows:

                                              Undistributed   Undistributed                Unrealized
                                                Ordinary        Long-term    Accumulated   Appreciation
Portfolio                                        Income           Gains        Losses     (Depreciation)*
---------                                     -------------   -------------  -----------  ---------------
                                                                (Amounts in Thousands)
Small Cap Growth Stock ....................   $    --          $    --       $ (25,729)     $ 51,669
T. Rowe Price Small Cap Value .............       910            1,328              --        20,392
Aggressive Growth Stock ...................        --               --        (203,512)      185,769
International Growth ......................         3               --          (5,314)       15,325
Franklin Templeton International Equity ...    14,574               --        (120,332)      139,302
AllianceBernstein Mid Cap Value ...........        81                4              --         9,022
Index 400 Stock ...........................     2,523            1,898             (11)       42,133
Janus Capital Appreciation ................        --               --            (103)        5,630
Growth Stock ..............................     4,542               --         (95,156)       79,099
Large Cap Core Stock ......................     4,200               --        (165,024)       36,867
Capital Guardian Domestic Equity ..........        19               --          (3,619)       18,114
T. Rowe Price Equity Income ...............       196               --              --         6,651
Index 500 Stock ...........................    27,070           15,711              --       365,026
Asset Allocation ..........................        --               --            (556)       11,996
Balanced ..................................    79,236           98,120              --       564,143
High Yield Bond ...........................    14,552               --         (76,427)       10,104
Select Bond ...............................    38,966            4,298              --        (2,615)
Money Market ..............................        --               --              --            --

* Differs from disclosures on Schedules of Investments due primarily to other temporary differences between book and tax.

Note 14 -- Effective January 31st, 2003 the J.P. Morgan Select Growth and Income Stock Portfolio experienced name and manager changes. The Large Cap Core Stock Portfolio, formerly known as the J.P. Morgan Select Growth and Income Stock Portfolio, is managed by Mason Street Advisors, LLC.

                                      F97

                                     PART C
                                OTHER INFORMATION

Item 23.       Exhibits
               --------

Exhibit (b)    Amendment of By-Laws for Northwestern Mutual Series Fund, Inc.,
               dated August 7, 2003

Exhibit (d)1   Investment Advisory Agreement between Northwestern Mutual Series
               Fund, Inc. and Mason Street Advisors, LLC (on behalf of the eighteen Portfolios)

Exhibit (d)2   Amendment to Sub-Investment Advisory Agreement between Janus
               Capital Managmenet LLC and Mason Street Advisors, LLC (on behalf of Janus Capital Appreciation Portfolio)

Exhibit (i)    Opinion and Consent of Counsel

Exhibit (j)    Consent of PricewaterhouseCoopers LLP

Exhibit (p)1   Code of Ethics for Northwestern Mutual Investment Services, LLC,
               dated April 1, 2002

Exhibit (p)2   Code of Ethics for Mason Street Advisors, LLC, Mason Street
               Funds, Inc. and Northwestern Mutual Series Fund, Inc. dated
               February 5, 2004

Exhibit (p)3   Code of Ethics for Alliance Capital Management L.P., dated June,
               2003

Exhibit (p)4   Code of Ethics for The Capital Group Companies, Inc., dated
               December, 2003

Exhibit (p)5   Summary of Changes to Code of Ethics for Franklin Templeton
               Investments, dated May, 2003

Exhibit (p)6   Janus Ethics Rules, dated June 9, 2003

Item 24.       Persons Controlled by or under Common Control with Registrant
               -------------------------------------------------------------

               Shares of the Registrant have been offered and sold only to The Northwestern Mutual Life Insurance Company ("Northwestern Mutual"), a mutual insurance company organized by a special act of the Wisconsin Legislature, and its separate investment accounts created pursuant to Wisconsin insurance laws. Certain of the separate investment accounts are registered under the Investment Company Act of 1940 as unit investment trusts, and the purchasers of variable annuity contracts and variable life insurance policies issued in connection with such accounts have the right to instruct Northwestern Mutual with respect to the voting of the Registrant's shares held by those accounts. Subject to such voting instruction rights, Northwestern Mutual and its separate investment accounts directly control the Registrant. However, the present practice of Northwestern Mutual, as disclosed elsewhere in this Amended Registration Statement, is to vote the shares of the Registrant held as general assets in the same proportions as the shares for which voting instructions are reserved. Subsidiaries of Northwestern Mutual when considered in the aggregate as a single subsidiary would not constitute a significant subsidiary.

               The subsidiaries of Northwestern Mutual, as of December 31, 2003, as well as their jurisdiction of incorporation and Northwestern Mutual's direct or indirect ownership percentage, are set forth on pages C- 2 through C- 4.

                   NORTHWESTERN MUTUAL CORPORATE STRUCTURE/1/
                   ------------------------------------------
                            (as of December 31, 2003)

                                                                 Jurisdiction of
The Northwestern Mutual Life Insurance Company                     Incorporation

Baird Holding Company - 90.01%.........................................Wisconsin
Baird Holding Company owns 84.74% of Baird
 Financial Corporation.................................................Wisconsin
   Baird Financial Corporation holds 86.90% of the voting
   stock of Robert W. Baird & Co., Incorporated and
   various subsidiaries
Bradford, Inc. - 100%...................................................Delaware
Chateau, LLC - 100%.....................................................Delaware
Frank Russell Company - 91.15%........................................Washington
Frank Russell Investment Management Company - 91.15%..................Washington
JYD Assets, LLC - 100%..................................................Delaware
Mason Street Advisors, LLC - 100%.......................................Delaware
Mason Street Funds, Inc. (and its 11 funds) - 75%/2/....................Maryland
Network Planning Advisors, LLC - 100%..................................Wisconsin
NMIS Alabama Agency, LLC - 100%..........................................Alabama
NMIS Georgia Agency, LLC - 100%..........................................Georgia
NMIS Massachusetts Insurance Agency, LLC - 100%....................Massachusetts
NML Buffalo Agency, Inc. - 100%.........................................New York
NML - CBO, LLC - 100%...................................................Delaware
NML/Mid Atlantic, Inc. - 100%.........................................New Jersey
NML/Tallahassee, Inc. - 100%.............................................Florida
Northwestern Foreign Holdings B.V. - 100%............................Netherlands
Northwestern International Holdings, Inc. - 100%........................Delaware
Northwestern Investment Management Company, LLC - 100%..................Delaware
Northwestern Long Term Care Insurance Company - 100%....................Illinois
Northwestern Mutual Investment Services, LLC - 100%....................Wisconsin
Northwestern Mutual Las Vegas, Inc. - 100%................................Nevada
Northwestern Mutual Series Fund, Inc.
 (and its 18 portfolios) - 100%/3/......................................Maryland
Northwestern Mutual Trust Company - 100%....................Federal Savings Bank
Northwestern Reinsurance Holdings N.V. - 100%........................Netherlands
Northwestern Securities Holdings, LLC - 100%............................Delaware
Russell Investment Funds (and its 5 funds) - 85%...................Massachusetts
Saskatoon Centre, Limited - 100% (inactive)......................Ontario, Canada

                                                                 Jurisdiction of
NML Securities Holdings, LLC - 100%                                Incorporation

Alexandra International Sales, Inc. - 100%........................Virgin Islands
Baraboo, Inc. - 100%....................................................Delaware
Brendan International Sales, Inc. - 100%..........................Virgin Islands
Brian International Sales, Inc. - 100%............................Virgin Islands
Carlisle Ventures, Inc. - 100%..........................................Delaware
Chateau, Inc. - 90%.....................................................Delaware
Chateau I, LP - 100%....................................................Delaware
Coral, Inc. - 100%......................................................Delaware
Elderwood International Sales, Inc. - 100%........................Virgin Islands
Elizabeth International Sales, Inc. - 100%........................Virgin Islands
Hazel, Inc. - 100%......................................................Delaware
Higgins, Inc. - 100%....................................................Delaware
Highbrook International Sales, Inc. - 100%........................Virgin Islands
Hobby, Inc. - 100%......................................................Delaware
Jack International Sales, Inc. - 100%.............................Virgin Islands
Justin International FSC, Inc. - 100%.............................Virgin Islands
KerryAnne International Sales, Inc. - 100%........................Virgin Islands
Klode, Inc. - 100%......................................................Delaware
Kristiana International Sales, Inc. - 100%........................Virgin Islands
Lake Bluff, Inc. - 100% (inactive)......................................Delaware
Lydell, Inc. - 100%.....................................................Delaware
Mallon International Sales, Inc. - 100%...........................Virgin Islands
Maroon, Inc. - 100%.....................................................Delaware
Mason & Marshall, Inc. - 100%...........................................Delaware
Nicolet, Inc. - 100%....................................................Delaware
NML Development Corporation - 100%......................................Delaware
North Van Buren, Inc. - 100%............................................Delaware
Northwestern Mutual Life International, Inc. - 100%.....................Delaware
Northwestern Securities Partnership Holdings, LLC - 100%................Delaware
NW Pipeline, Inc. - 100%...................................................Texas
Painted Rock Development Corporation - 100%..............................Arizona
Park Forest Northeast, Inc. - 100%......................................Delaware
Regina International Sales, Inc. - 100%...........................Virgin Islands
Sean International Sales, Inc. - 100%.............................Virgin Islands
Stadium and Arena Management, Inc. - 100%...............................Delaware
Travers International Sales, Inc. - 100%..........................Virgin Islands
Tupelo, Inc. - 100%.....................................................Delaware
White Oaks, Inc. - 100%.................................................Delaware

                                                                 Jurisdiction of
NML Real Estate Holdings, LLC - 100%                               Incorporation

Amber, LLC - 100%.......................................................Delaware
Bayridge, LLC - 100%....................................................Delaware
Burgundy, LLC- 100%.....................................................Delaware
Cass Corporation - 100%.................................................Delaware
Diversey, Inc. - 100%...................................................Delaware
Elizabeth Lakes Associates - 100% (inactive)............................Michigan
Green Room Properties, LLC - 100%.......................................Delaware
INV Corp. - 100%........................................................Delaware
Larkin, Inc. - 100%.....................................................Delaware
Logan, Inc. - 100%......................................................Delaware
Mitchell, Inc. - 100%...................................................Delaware
New Arcade, LLC - 100%.................................................Wisconsin
New Arcade Parking, LLC - 100%.........................................Wisconsin
Northwestern Real Estate Partnership Holdings, LLC - 100%...............Delaware
Olive, Inc. - 100%......................................................Delaware
RE Corporation - 100%...................................................Delaware
Rocket Sports, Inc. - 100%.................................................Texas
Russet, Inc. - 100%.....................................................Delaware
St. James Apartments, LLC - 100%........................................Delaware
Solar Resources, Inc. - 100%...........................................Wisconsin
Summerhill Management, LLC - 100%.......................................Delaware
Summerhill Property, LLC - 100%.........................................Delaware
Summit Mall, LLC - 100%.................................................Delaware
The Grand Avenue Corporation - 99.18%..................................Wisconsin

(1) Certain subsidiaries are omitted on the basis that, considered in the aggregate at year end 2003, they did not constitute a significant subsidiary as defined by Regulation S-X.
(2) Aggressive Growth Stock, Asset Allocation, Large Cap Core Stock, Growth Stock, High Yield Bond, Index 400 Stock, Index 500 Stock, International Equity, Municipal Bond, Select Bond and Small Cap Growth Stock.
(3) Aggressive Growth Stock, Balanced, Large Cap Core Stock, Growth Stock, High Yield Bond, Index 400 Stock, Index 500 Stock, Franklin Templeton International Equity, Money Market, Select Bond, Small Cap Growth Stock, T. Rowe Price Small Cap Value, International Growth, Capital Guardian Domestic Equity, Asset Allocation, AllianceBernstein Mid Cap Value, Janus Capital Appreciation and T. Rowe Price Equity Income.

Item 25.       Indemnification
               ---------------

               Article IX of Registrant's by-laws is included as an exhibit to the Registration Statement under the Securities Act of 1933 and the Investment Company Act of 1940. The by-laws of Northwestern Mutual permit indemnification by Northwestern Mutual of persons who are serving as directors of another corporation at the request of Northwestern Mutual. Pursuant to the by-law provision, the Trustees of Northwestern Mutual have adopted a resolution extending to all of the directors of the Registrant the benefits of the indemnification arrangements for employees, officers and Trustees of Northwestern Mutual. Directors' and officers' liability insurance which covers the directors and officers of the Registrant as well as Trustees and officers of Northwestern Mutual is also in force. The amount of coverage is $50 million. The deductible amount is $1,000,000 for claims covered by corporate indemnification. The cost of this insurance is allocated among Northwestern Mutual and its subsidiaries and no part of the premium has been paid by the Registrant.

Item 26.       Business and Other Connections of Investment Adviser
               ----------------------------------------------------

               Mason Street Advisors, LLC ("MSA"), the Registrant's investment adviser, also provides investment advisory services for Northwestern Mutual and other institutional clients. Several of the directors and officers of MSA also serve as officers of Northwestern Mutual.

Item 27.       Principal Underwriters
               ----------------------

               Not applicable.

Item 28.       Location of Accounts and Records
               --------------------------------

               Pursuant to the investment advisory agreement, MSA, the Registrant's adviser, provides facilities and personnel for maintaining the Registrant's books and records. Northwestern Mutual is also a party to the agreement and provides space, facilities and personnel used in carrying out this function. Documents are kept at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, the address of MSA and of Northwestern Mutual.

Item 29.       Management Services
               -------------------

               Not applicable.

Item 30.       Undertakings
               ------------

               Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Northwestern Mutual Series Fund, Inc. certifies that it meets all of the requirements for effectiveness of this Amended Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee, and State of Wisconsin, on the 29th day of April, 2004.

                                        NORTHWESTERN MUTUAL SERIES FUND, INC.
                                        (Registrant)


                                        By: /s/ MARK G. DOLL
                                            ------------------------------------
                                            Mark G. Doll, President

     Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

        Signature                            Title
-----------------------------   -------------------------------

/s/ MARK G. DOLL                President and Principal
                                Executive Officer
-----------------------------
Mark G. Doll


/s/ WALTER M. GIVLER            Vice President, Chief Financial
                                Officer and Treasurer
-----------------------------
Walter M. Givler


/s/ BARBARA E. COURTNEY         Controller and Principal
                                Accounting Officer
-----------------------------
Barbara E. Courtney


/s/ STEPHEN N. GRAFF*
-----------------------------   Director                          Each of the
Stephen N. Graff                                                  signatures is
                                                                  affixed as of
                                                                  April 29, 2004


/s/ LOUIS A. HOLLAND*
-----------------------------   Director
Louis A. Holland


/s/ ELIZABETH L. MAJERS*
-----------------------------   Director
Elizabeth L. Majers


/s/ WILLIAM A. MCINTOSH*
-----------------------------   Director
William A. McIntosh


/s/ MARTIN F. STEIN*
-----------------------------   Director
Martin F. Stein


/s/ MICHAEL G. SMITH*
-----------------------------   Director
Michael G. Smith


/s/ EDWARD J. ZORE*
-----------------------------   Director
Edward J. Zore


* By /s/ MARK G. DOLL
     ---------------------------------
     Mark G. Doll, Attorney in fact,
     pursuant to the Power of Attorney
     attached hereto

                                POWER OF ATTORNEY

     The undersigned Directors of Northwestern Mutual Series Fund, Inc. (the "Company"), hereby constitute and appoint Edward J. Zore and Mark G. Doll, or either of them, their true and lawful attorneys and agents, to sign the names of the undersigned Directors to any instruments or documents filed as part of or in connection with or in any way related to the registration statement or statements and any and all amendments thereto, to be filed under the Securities Act of 1933 and the Investment Company Act of 1940 in connection with shares of the common stock of the Company offered to the public; and each of the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has subscribed these presents, as indicated, February 5, 2004.


                                        /s/ STEPHEN N. GRAFF
                                        ------------------------------- Director
                                        Stephen N. Graff


                                        /s/ LOUIS A. HOLLAND
                                        ------------------------------- Director
                                        Louis A. Holland


                                        /s/ ELIZABETH L. MAJERS
                                        ------------------------------- Director
                                        Elizabeth L. Majers


                                        /s/ WILLIAM A. MCINTOSH
                                        ------------------------------- Director
                                        William A. McIntosh


                                        /s/ MICHAEL G. SMITH
                                        ------------------------------- Director
                                        Michael G. Smith


                                        /s/ MARTIN F. STEIN
                                        ------------------------------- Director
                                        Martin F. Stein


                                        /s/ EDWARD J. ZORE
                                        ------------------------------- Director
                                        Edward J. Zore

                                  EXHIBIT INDEX
                          EXHIBITS FILED WITH FORM N-1A
                       POST-EFFECTIVE AMENDMENT NO. 25 TO
                    REGISTRATION STATEMENT UNDER SECTION 6 OF
                           THE SECURITIES ACT OF 1933
             AND SECTION 8(b) OF THE INVESTMENT COMPANY ACT OF 1940
                                       FOR
                      NORTHWESTERN MUTUAL SERIES FUND, INC.

Exhibit Number                        Exhibit Name
--------------                        ------------

Exhibit (b)    Amendment of By-Laws for Northwestern Mutual Series Fund, Inc.,
               dated August 7, 2003

Exhibit (d)1   Investment Advisory Agreement between Northwestern Mutual Series
               Fund, Inc. and Mason Street Advisors, LLC (on behalf of the eighteen Portfolios)

Exhibit (d)2   Amendment to Sub-Investment Advisory Agreement between Janus
               Capital Managmenet LLC and Mason Street Advisors, LLC (on behalf of Janus Capital Appreciation Portfolio)

Exhibit (i)    Opinion and Consent of Counsel

Exhibit (j)    Consent of PricewaterhouseCoopers LLP

Exhibit (p)1   Code of Ethics for Northwestern Mutual Investment Services, LLC,
               dated April 1, 2002

Exhibit (p)2   Code of Ethics for Mason Street Advisors, LLC, Mason Street
               Funds, Inc. and Northwestern Mutual Series Fund, Inc. dated
               February 5, 2004

Exhibit (p)3   Code of Ethics for Alliance Capital Management L.P., dated June,
               2003

Exhibit (p)4   Code of Ethics for The Capital Group Companies, Inc., dated
               December, 2003

Exhibit (p)5   Summary of Changes to Code of Ethics for Franklin Templeton
               Investments, dated May, 2003

Exhibit (p)6   Janus Ethics Rules, dated June 9, 2003